As filed with the Securities and Exchange Commission on March 17, 2005

                                                 Registration Statement No. 333-

================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               _______________

                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                               _______________

                       POOLED AUTO SECURITIES SHELF LLC
                  (Originator of the trusts described herein)
            (Exact Name of Registrant as specified in its charter)
                               _______________

           Delaware                                         52-2233151
 (State or other jurisdiction                            (I.R.S. Employer
     of incorporation or                               Identification No.)
        organization)
                              One Wachovia Center
                        Charlotte, North Carolina 28288
                                (704) 715-6030
         (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)
                               _______________

                              Jeff D. Blake, Esq.
                             Wachovia Corporation
                              One Wachovia Center
                        Charlotte, North Carolina 28288
                                (704) 383-2556
           (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)
                               _______________

                                With copies to:
                               Dale W. Lum, Esq.
                        Sidley Austin Brown & Wood LLP
                             555 California Street
                        San Francisco, California 94104
                                (415) 772-1200
                               _______________
     Approximate date of commencement of proposed sale to the public: As soon as practicable on or after the effective date of this Registration Statement.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_| _______________
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_| _______________
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|
                               _______________

                                           CALCULATION OF REGISTRATION FEE
===================================================================================================================
 Title of Each Class of Securities                    Proposed Maximum     Proposed Maximum        Amount of
           to be Registered          Amount to be    Offering Price Per   Aggregate Offering     Registration
                                      Registered           Unit(1)             Price(1)               Fee
-------------------------------------------------------------------------------------------------------------------
Asset Backed Notes and Certificates   $1,000,000            100%              $1,000,000            $117.70
===================================================================================================================
(1)   Estimated solely for purposes of calculating the Registration Fee.

                               _______________

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

                               INTRODUCTORY NOTE

     This Registration Statement contains a prospectus relating to the offering of series of Asset Backed Notes and/or Asset Backed Certificates by various trusts created from time to time by Pooled Auto Securities Shelf LLC and three forms of prospectus supplement describing the offering by a trust of the particular series of Asset Backed Notes and Asset Backed Certificates or of Asset Backed Certificates, as applicable. Each form of prospectus supplement relates only to the securities which it describes and is a form that may be used by the Registrant to offer Asset Backed Notes and/or Asset Backed Certificates under this Registration Statement.

The information contained in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement and the attached prospectus are not an offer to sell these securities and they are not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                             Subject to Completion
            Preliminary Prospectus Supplement, Dated March 17, 2005

PROSPECTUS SUPPLEMENT
(To Prospectus dated ________, 200__)

                                 $___________
                        _______________ Trust 200__-__
               $____________ ___% Class A-1 Asset Backed Notes
               $____________ ___% Class A-2 Asset Backed Notes $____________ ___% Class A-3 Asset Backed Notes $____________ ___% Class A-4 Asset Backed Notes $____________ ___% Class B Asset Backed Notes (1) $____________ ___% Class C Asset Backed Notes (1)

                        _______________________________

                              Seller and Servicer
                       Pooled Auto Securities Shelf LLC
                                   Depositor

The underwriters are offering the following classes of notes pursuant to this prospectus supplement:

----------------------------------------------------------------------------------------------------------------------------
                                                           Underwriting Discounts                     Net Proceeds
                                Price                         and Commissions                       to the Depositor
----------------------------------------------------------------------------------------------------------------------------
Class A-1 Notes      $___________     (______%)        $___________         (______%)      $___________       (______%)
----------------------------------------------------------------------------------------------------------------------------
Class A-2 Notes      $___________     (______%)        $___________         (______%)      $___________       (______%)
----------------------------------------------------------------------------------------------------------------------------
Class A-3 Notes      $___________     (______%)        $___________         (______%)      $___________       (______%)
----------------------------------------------------------------------------------------------------------------------------
Class A-4 Notes      $___________     (______%)        $___________         (______%)      $___________       (______%)
----------------------------------------------------------------------------------------------------------------------------
Total                $___________                      $                                   $
----------------------------------------------------------------------------------------------------------------------------

(1) In addition to the Notes described in the table above, the Trust will also issue Class B Notes and Class C Notes. The Class B Notes and the Class C Notes will not be purchased by the underwriters and will be transferred to the Depositor on the closing date as partial consideration for the transfer of the receivables to the Trust. Immediately upon such transfer, the Class B Notes and the Class C Notes will be purchased from the Depositor by PASS Holding LLC. PASS Holding LLC, the Depositor or one or more of their respective affiliates may offer the Class B Notes or the Class C Notes to the public from time to time as more fully described under "Underwriting" in this prospectus supplement.

     The price of the Notes will also include accrued interest, if any, from the date of initial issuance. Distributions on the Notes will be made monthly
on the    day of each month or, if not a business day, on the next business day, beginning __________ , 200__. The net proceeds to the Depositor exclude expenses, estimated at $___________.

     The main sources for payment of the Notes are a pool of motor vehicle retail installment sale contracts, certain payments under the contracts, monies on deposit in a reserve fund and overcollateralization (in the form of payments on the Notes such that the amount of the principal balance of the contracts in the Trust will exceed the aggregate principal amount of the Notes outstanding by an anticipated percentage amount) as described herein.

     The Notes will represent interests in and obligations of the Trust only and will not represent interests in or obligations of ________, Pooled Auto Securities Shelf LLC or any of their respective affiliates.

     Consider carefully the Risk Factors beginning on page S-__ in this prospectus supplement and on page 8 of the prospectus.

     The Notes are not deposits and neither the Notes nor the underlying receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental authority.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     Delivery of the Notes, in book-entry form only, will be made through The Depository Trust Company against payment in immediately available funds, on or about ________, 200__.

                       Underwriters of the Class A Notes

[NAME OF UNDERWRITER]                                      [NAME OF UNDERWRITER]

          The date of this Prospectus Supplement is ________, 200__.

                Table of Contents

                                                  Page
                                                  ----

Reading These Documents...........................S-3
Summary...........................................S-4
Risk Factors.....................................S-12
The Trust........................................S-19
    Limited Purpose and Limited Assets...........S-19
    Capitalization of the Trust..................S-19
The Receivables Pool.............................S-20
    Criteria Applicable to Selection of
      Receivables................................S-20
    Characteristics of the Receivables...........S-21
    Weighted Average Lives of the Notes..........S-25
The Seller.......................................S-30
    General......................................S-30
    Origination..................................S-30
    Underwriting Procedures......................S-30
    Servicing Responsibility.....................S-30
    Collection Procedures........................S-30
    Insurance....................................S-30
    Extensions...................................S-30
    Prepayment...................................S-30
    Allocation of Payments.......................S-30
    Delinquency, Credit Loss and
      Recovery Information.......................S-30
    Delinquency and Credit Loss Trends...........S-32
    Use of Proceeds..............................S-32
Computing Your Portion of the
  Amount Outstanding of the Notes................S-32
Description of the Notes.........................S-32
    Note Registration............................S-32
    Payments of Interest.........................S-32
    Payments of Principal........................S-33
    Priority of Payments Will Change If
      the Notes Are Accelerated Following
      an Event of Default........................S-35
    Credit Enhancement...........................S-36
    Optional Prepayment..........................S-38
    Controlling Class............................S-38
    The Indenture Trustee........................S-38
Application of Available Funds...................S-38
    Sources of Funds for Distributions...........S-38
    Priority of Distributions....................S-38
Description of the Receivables Transfer and
  Servicing Agreements...........................S-39
    Servicing the Receivables....................S-40
    Accounts.....................................S-40
    Advances.....................................S-41
    Servicing Compensation and Expenses..........S-41
    Events of Servicing Termination..............S-41
    Rights Upon Event of Servicing Termination...S-42
    Waiver of Past Events of Servicing
      Termination................................S-42
    Amendment of the Sale and Servicing
      Agreement..................................S-42
    Optional Purchase of Receivables.............S-43
    Deposits to the Collection Account...........S-43
    Servicer Will Provide Information to
      Indenture Trustee..........................S-44
Administration Agreement.........................S-44
Trust Agreement..................................S-44
Description of the Indenture.....................S-45
    Paying Agent.................................S-45
    Events of Default............................S-45
    Rights Upon Event of Default.................S-45
    Waiver of Past Defaults......................S-47
    Replacement of Indenture Trustee.............S-47
    Compensation; Indemnification................S-48
    Satisfaction and Discharge of Indenture......S-48
    Modification of Indenture....................S-49
    Notes Owned by the Trust, the Depositor,
      ___________  or their Affiliates...........S-50
Material Legal Issues Relating to
  the Receivables................................S-50
    Certain Matters Relating to Conservatorship
      and Receivership...........................S-50
    Certain Regulatory Matters...................S-52
Material Federal Income Tax Consequences.........S-53
ERISA Considerations.............................S-53
Underwriting.....................................S-54
Legal Opinions...................................S-55
Glossary of Terms................................S-56

Annex I -
   Global Clearance, Settlement and
   Tax Documentation Procedures.................S-I-1

                            Reading These Documents

     We provide information on the Notes in two documents that offer varying levels of detail:

     Prospectus--provides general information, some of which may not apply to the Notes.

     Prospectus Supplement--provides a summary of the specific terms of the Notes.

     We suggest you read this prospectus supplement and the prospectus in their entirety. The prospectus supplement pages begin with "S". If the terms of the Notes described in this prospectus supplement vary with the accompanying prospectus, you should rely on the information in this prospectus supplement.

     We include cross-references to sections in these documents where you can find further related discussions. Refer to the Table of Contents in this prospectus supplement and in the prospectus to locate the referenced sections.

     You should rely only on information on the Notes provided in this prospectus supplement and the prospectus. We have not authorized anyone to provide you with different information.

                                    Summary

     This summary describes the main terms of the offering of the notes. This summary does not contain all of the information that may be important to you. To fully understand the terms of the offering of the notes, you will need to read both this prospectus supplement and the attached prospectus in their entirety.

Terms of the Securities

The Notes................    The following classes of notes are being issued.
                             Only the class A notes are being offered by this prospectus supplement:

                                                         Aggregate     Interest
                                                         Principal       Rate
                             Note Class                    Amount     Per Annum
                             ----------                 ------------ -----------
                             A-1......................  $__________       __ %
                             A-2......................  $__________       __ %
                             A-3......................  $__________       __ %
                             A-4......................  $__________       __ %
                             B (1)....................  $__________       __ %
                             C (1)....................  $__________       __ %

                             (1) The trust will also issue the class B notes and the class C notes which will not be purchased by the underwriters and will be transferred to the depositor on the closing date as partial consideration for the transfer of the receivables to the trust. Immediately upon such transfer, the class B notes and class C notes will be purchased from the depositor by PASS Holding LLC, an affiliate of the depositor, the seller and the servicer. PASS Holding LLC, the depositor or one or more of their respective affiliates may offer the class B notes or the class C notes to the public from time to time as more fully described under "Underwriting" in this prospectus supplement.

                             The notes will represent obligations of the trust secured by the assets of the trust. Each class of notes with a lower alphabetical designation will be subordinated to each other class of notes with a higher alphabetical designation (i.e., A is higher than B and B is higher than C). The notes will bear interest at the rates set forth above and calculated in the manner described below under "Interest Accrual".

The Certificates.........    The trust will issue ___________ Trust 200__-__
                             certificates to PASS Holding LLC. The
                             certificates are not being offered by this prospectus supplement. The certificates will not bear interest or have a principal balance, and all payments in respect of the certificates will be subordinated to payments on the notes.

Seller and Servicer

________ will sell the receivables and certain related property to the depositor and will service the receivables on behalf of the trust. ________ principal executive offices are located at One Wachovia Center, 301 South College Street, Charlotte, North Carolina 28288, and its telephone number is
(704) 374-6565].

Depositor

Pooled Auto Securities Shelf LLC will transfer the receivables and related property to the trust. Pooled Auto Securities Shelf LLC's principal executive offices are located at One Wachovia Center, 301 South College Street, Suite E, Charlotte, North Carolina 28288-5578, and its telephone number is (704) 383-4628.

Owner Trustee

___________ will act as owner trustee of the trust.

Indenture Trustee

___________ will act as trustee with respect to the notes.

Paying Agent

___________  will act as paying agent with respect to the Notes.

The Trust

The Wachovia Owner Trust 200__-__ will be governed by the amended and restated trust agreement, dated as of ________, 200__, between the depositor and the owner trustee. The trust will issue the notes and the certificates and will apply the net proceeds from the sale of the notes to purchase from the depositor a pool of receivables consisting of motor vehicle retail installment sale contracts purchased by ___________ . The trust will rely upon collections on the receivables and the funds on deposit in certain accounts to make payments on the notes. The trust will be solely liable for the payment of the notes.

The notes will be obligations of the trust secured by the assets of the trust. The notes will not represent interests in or obligations of Pooled Auto Securities Shelf LLC, ___________ or any of their respective affiliates.

Investment in the Notes

There are material risks associated with an investment in the notes.

For a discussion of the risk factors that should be considered in deciding whether to purchase any of the notes, see "Risk Factors" in this prospectus supplement and in the prospectus.

Statistical Calculation Date

The statistical calculation date is the close of business on __________ , 200__. This is the date used in preparing the statistical information presented in this prospectus supplement. As of this date, the aggregate outstanding principal balance of the receivables was $___________. The receivables transferred to the trust on the closing date will have an aggregate principal balance of not less than $___________ as of the cutoff date.

Cutoff Date

The cutoff date will be the close of business on ________, 200__.

Closing Date

The closing date will be on or about ________, 200__.

Distribution Dates

The ___ day of each month (or, if the ___ day is not a business day, the next succeeding business day). The first distribution date will be ________, 200__.

Record Dates

On each distribution date, the trust will make payments to the holders of the notes as of the related record date. The related record date will be the business day immediately preceding such distribution date or, if the notes have been issued in fully registered, certificated form, the last business day of the preceding month.

Minimum Denominations

The notes will be issued in minimum denominations of $[1,000] and integral multiples thereof.

Interest Rates

The trust will pay interest on each class of notes at the rate specified above under "The Notes".

Interest Accrual

     Class A-1 Notes

"Actual/360", accrued from and including the prior distribution date (or from and including the closing date, in the case of the first distribution date) to but excluding the current distribution date.

     Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes and Class C Notes

"30/360", accrued from and including the ___ day of the prior month (or from and including the closing date, in the case of the first distribution date) to but excluding the ___ day of the current month (assuming each month has 30 days).

Interest Payments

On each distribution date, interest payments on the class A notes will have the same priority. Each class of notes with a higher alphabetical designation (i.e., A is higher than B and B is higher than C) will be entitled to receive certain payments of principal before interest payments are made on the classes of notes with a lower alphabetical designation.

For a more detailed description of the payment of interest, see "Description of the Notes--Payments of Interest".

Principal Payments

On each distribution date, from the amounts allocated to the holders of the notes to pay principal described in clauses (4), (6), (8) and (9) under "--Priority of Distributions", the trust will pay principal of the notes in the following order of priority:

(1)  to the class A-1 notes until they have been paid in full;

(2) to the class A-2 notes until they have been paid in full, then to the class A-3 notes until they have been paid in full and then to the class A-4 notes until they have been paid in full, the amount required to reduce the aggregate principal amount of the class A notes to an amount equal to approximately ___% of the amount by which the aggregate principal balance of the receivables as of the last day of the related collection period exceeds the overcollateralization target amount for that distribution date;

(3) to the class B notes, the amount required to reduce the aggregate principal amount of the class B notes to an amount equal to approximately ___% of the amount by which the aggregate principal balance of the receivables as of the last day of the related collection period exceeds the overcollateralization target amount for that distribution date; and

(4) to the class C notes, the amount required to reduce the aggregate principal amount of the class C notes to an amount equal to approximately ___% of the amount by which the aggregate principal balance of the receivables as of the last day of the related collection period exceeds the overcollateralization target amount for that distribution date.

These general rules are subject, however, to the following exceptions:

o if on any distribution date, the cumulative net loss percentage exceeds a specified trigger level, then on such distribution date and each following distribution date until the cumulative net loss percentage is less than or equal to the related trigger level for three consecutive distribution dates, principal payments will be allocated sequentially starting with the class of notes with the highest alphabetical designation then outstanding (and, with respect to the class A notes, sequentially, beginning with the class A-1 notes or the class of class A notes at that time outstanding with the lowest numerical designation) until that class has been paid in full;

o if a distribution date is a final scheduled distribution date for one or more classes of notes, all principal payments will be made on that distribution date and any subsequent distribution date first to those classes of notes with that final scheduled distribution date, in order of the class of notes with the highest alphabetical designation then outstanding (and, with respect to the class A notes, sequentially, beginning with the class A-1 notes or the class of class A notes at that time outstanding with the lowest numerical designation), until those classes have been paid in full;

o in the event of any shortfall in the amount of funds available for principal payments on any distribution date, no principal payments will be made on a class of notes with a lower alphabetical designation until all principal amounts payable with respect to each class of notes with a higher alphabetical designation have been paid in full; accordingly, any shortfall in the amount of funds available for principal payments on any distribution date will reduce the principal payments first to the class C notes, second to the class B notes and third to the class A notes; and

o if the notes are accelerated following an event of default under the indenture, the trust will pay principal of the notes as described under "Description of the Notes--Priority of Payments Will Change If the Notes are Accelerated Following an Event of Default".

If not paid earlier, all principal and interest with respect to a class of notes will be payable in full on the final scheduled distribution date for that class of notes. The final scheduled distribution dates are as follows:

                                    Final Scheduled
   Note Class                     Distribution Date
 -------------  ----------------------------------------------------
      A-1
      A-2
      A-3
      A-4
       B
       C

For a more detailed description of the payment of principal, see "Description of the Notes--Payments of Principal", "--Priority of Payments Will Change If the Notes Are Accelerated Following an Event of Default", "Application of Available Funds" and "Description of the Indenture--Rights Upon Event of Default".

Priority of Distributions

On each distribution date, from available collections on or in respect of the receivables received during the related collection period and amounts withdrawn from the reserve fund, the trust will distribute the following amounts in the following order of priority:

(1) the servicing fee for the related collection period plus any overdue servicing fees for one or more prior collection periods plus an amount equal to any nonrecoverable advances will be paid to the servicer;

(2) the fees and expenses of the trustees and the paying agent for the related collection period plus any overdue fees or expenses for one or more prior collection periods will be paid to the trustees and the paying agent pro rata; provided, however, that such fees and expenses may not exceed, in the aggregate, $[100,000] per annum;

(3) interest on the class A notes will be paid to the holders of the class A notes;

(4) principal of the notes in an amount equal to the amount by which the aggregate principal amount of the class A notes exceeds the aggregate principal balance of the receivables as of the last day of the related collection period will be paid to the noteholders in the priority described above under "Principal Payments";

(5) interest on the class B notes will be paid to the holders of the class B notes;

(6) principal of the notes in an amount equal to the amount by which the sum of the aggregate principal amount of the class A notes and the class B notes exceeds the aggregate principal balance of the receivables as of the last day of the related collection period less any amounts allocated to pay principal of the notes under clause (4) above will be paid to the noteholders in the priority described above under "Principal Payments";

(7) interest on the class C notes will be paid to the holders of the class C notes;

(8) principal of the notes in an amount equal to the amount by which the sum of the aggregate principal amount of the class A notes, the class B notes and the class C notes exceeds the aggregate principal balance of the receivables as of the last day of the related collection period less any amounts allocated to pay principal of the notes under clauses (4) and (6) above will be paid to the noteholders in the priority described above under "Principal Payments";

(9) principal of the notes in an amount equal to the lesser of the aggregate principal amount of the notes and the amount by which the aggregate principal amount of the notes and the overcollateralization target amount for that distribution date, described under "Credit Enhancement--Overcollateralization", exceeds the aggregate principal balance of the receivables as of the last day of the related collection period less any amounts allocated to pay principal under clauses (4), (6) and (8) above will be paid to the noteholders in the priority described above under "Principal Payments";

(10) the amount, if any, necessary to fund the reserve fund up to the required amount will be deposited into the reserve fund;

(11) if a successor servicer has replaced ___________ as servicer, any unpaid transition expenses due in respect of the transfer of servicing and any additional servicing fees for the related collection period will be paid to the successor servicer;

(12) any fees and expenses due to the trustees or the paying agent, pro rata, that have not previously been paid; and

(13) unless the notes have been accelerated following the occurrence of an event of default under the indenture, any remaining amounts will be paid to the holders of the certificates.

For purposes of these distributions, on any distribution date the principal amount of a class of notes will be calculated as of the immediately preceding distribution date after giving effect to all payments made on such preceding distribution date, or, in the case of the first distribution date, as of the closing date.

In addition, if the amount on deposit in the collection account and the reserve fund on any distribution date equals or exceeds the aggregate principal amount of the notes, accrued and unpaid interest thereon and certain amounts due to the servicer, the trustees and the paying agent, all such amounts will be applied to retire the notes and pay all other amounts due to the servicer, the trustees and the paying agent.

If the notes are accelerated following an event of default under the indenture, the trust will pay principal of and interest on the notes as described under "Description of the Notes--Priority of Payments Will Change If the Notes Are Accelerated Following an Event of Default".

For a more detailed description of the priority of distributions and the allocation of funds on each distribution date, see "Description of the Notes".

Credit Enhancement

Credit enhancement for the notes generally will include the following:

     Subordination of the Class B Notes and the Class C Notes

The class B notes and the class C notes will be subordinated to each class of notes with a higher alphabetical designation. On each distribution date:

O no interest will be paid on any such class of notes until all interest due on each class of notes with a higher alphabetical designation has been paid in full through the related interest period, including, to the extent lawful, interest on overdue interest;

O as described herein, no interest will be paid on any such class of notes until certain payments of principal have been made on each class of notes with a higher alphabetical designation; and

O no principal will be paid on any such class of notes until all principal to be paid on each class of notes with a higher alphabetical designation has been paid in full.

The subordination of the class B notes and the class C notes is intended to decrease the risk of default by the trust with respect to payments due to the more senior classes of notes.

     Overcollateralization

Overcollateralization represents the amount by which the aggregate principal balance of the receivables exceeds the aggregate principal amount of the notes. Overcollateralization will be available to absorb losses on the receivables that are not otherwise covered by excess collections on or in respect of the receivables, if any. On the closing date, the initial amount of overcollateralization will be not less than $___________. The application of funds as described in clause (9) under "Priority of Distributions" is designed to create overcollateralization and to increase over time the amount of overcollateralization as of any distribution date to a target amount equal to ___% of the aggregate principal balance of the receivables as of the last day of the related collection period, but not less than $___________. This will be effected by paying a greater amount of principal on the notes on the first several distribution dates after the closing date than is paid by obligors on the outstanding principal balance of the receivables during this time.

For a more detailed description of overcollateralization, see "Description of the Notes--Credit Enhancement--Overcollateralization".

     Reserve Fund

On the closing date, the servicer will establish, in the name of the indenture trustee, a reserve fund into which certain excess collections on or in respect of the receivables will be deposited. The reserve fund will be initially funded with a deposit of $___________ made by the seller on the closing date. On each distribution date, the indenture trustee, directly or through the paying agent, will deposit in the reserve fund, from amounts collected on or in respect of the receivables during the related collection period and not used on that distribution date to make required payments to the servicer, the trustees, the paying agent or the noteholders, the amount, if any, by which:

o the amount required to be on deposit in the reserve fund on that distribution date exceeds

o    the amount on deposit in the reserve fund on that distribution date.

Amounts on deposit in the reserve fund will be available to pay shortfalls in interest and certain principal payments required to be paid on the notes and may be used to reduce the principal amount of a class of notes to zero on or after its related final scheduled distribution date. On each distribution date, the indenture trustee, directly or through the paying agent, will withdraw funds from the reserve fund, up to the amount on deposit therein, to the extent needed to make the following payments:

o to the servicer, the monthly servicing fee for the related collection period plus any overdue monthly servicing fees for one or more prior collection periods plus an amount equal to any nonrecoverable advances;

o to the trustees and the paying agent, all fees and expenses for the related collection period plus any overdue fees or expenses for one or more prior collection periods; and

o to the noteholders, monthly interest, the priority principal distributable amount, if any, the secondary principal distributable amount, if any, and the tertiary principal distributable amount, if any, required to be paid on the notes on that distribution date plus any overdue monthly interest payable to any class of notes for the previous distribution date, together with interest on the overdue monthly interest at the interest rate applicable to that class.

The amount required to be on deposit in the reserve fund on any distribution date will be $___________; provided, that the required amount (i) may not be greater than the aggregate principal amount of the notes and (ii) will be zero if the aggregate principal balance of the receivables as of the last day of the related collection period is zero. If the amount on deposit in the reserve fund on any distribution date exceeds the amount required to be on deposit therein, after giving effect to all required deposits to and withdrawals from the reserve fund on that distribution date, the excess will be paid to the certificateholders. Any amount paid to the certificateholders will no longer be property of the trust.

For a more detailed description of the deposits to and withdrawals from the reserve fund, see "Description of the Notes--Credit Enhancement--Reserve Fund".

Optional Prepayment

The servicer has the option to purchase the receivables on any distribution date following the last day of a collection period as of which the aggregate principal balance of the receivables is 10% or less of the aggregate principal balance of the receivables as of the cutoff date. The purchase price will equal the lesser of the fair market value of the receivables and the aggregate principal balance of the receivables plus accrued and unpaid interest thereon; provided, however, that the purchase price must equal or exceed the aggregate principal amount of the notes, accrued and unpaid interest thereon and certain amounts due to the servicer, the trustees and the paying agent. The trust will apply the payment of such purchase price to the payment of the notes in full.

It is expected that at the time this purchase option becomes available to the servicer only the class A-4 notes, the class B notes and the class C notes will be outstanding.

Property of the Trust

The property of the trust will include the following:

o a pool of simple interest motor vehicle retail installment sale contracts that, as of the statistical calculation date, have a weighted average FICO score as of their respective dates of origination of ____ and were purchased by the seller from dealers in the ordinary course of business in connection with the sale of new and used motor vehicles;

o amounts received on or in respect of the receivables after the cutoff date;

o    security interests in the vehicles financed under the receivables;

o any proceeds from claims on or refunds of premiums with respect to insurance policies relating to the financed vehicles or the related obligors;

o    the receivable files;

o funds on deposit in a collection account, a note payment account and a reserve fund;

o all rights under the receivables purchase agreement, including the right to cause the seller to repurchase from the depositor receivables affected materially and adversely by breaches of the representations and warranties of the seller made in the receivables purchase agreement;

o all rights under the sale and servicing agreement, including the right to cause the servicer to purchase receivables affected materially and adversely by breaches of the representations and warranties or certain servicing covenants of the servicer made in the sale and servicing agreement; and

o    any and all proceeds relating to the above.

Servicing and Servicer Compensation

___________ 's responsibilities as servicer will include, among other things, collection of payments, realization on the receivables and the financed vehicles, selling or otherwise disposing of delinquent or defaulted receivables and monitoring the performance of the receivables. In return for its services, the trust will be required to pay the servicer a servicing fee on each distribution date for the related collection period equal to the product of ___ of ___% and the aggregate principal balance of the receivables as of the first day of the related collection period (or as of the cutoff date in the case of the first distribution date).

Ratings

It is a condition to the issuance of the notes that each class of notes shall have been assigned the following ratings:

                                 Rating
     Note    --------------------------------------------
     Class         Standard & Poor's          Moody's
------------ ---------------------------- ---------------
     A-1
     A-2
     A-3
     A-4
      B
      C

A rating is not a recommendation to purchase, hold or sell the related notes, inasmuch as a rating does not comment as to market price or suitability for a particular investor. The ratings of the notes address the likelihood of the payment of principal and interest on the notes according to their terms. A rating agency rating the notes may, in its discretion, lower or withdraw its rating in the future as to any class of notes.

Tax Status

     Opinions of Counsel

In the opinion of Sidley Austin Brown & Wood LLP, for federal income tax purposes the class A notes and class B notes will be, and the class C notes should be, characterized as debt if held by persons other than the beneficial owner of the equity in the trust for federal income tax purposes, and the trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation.

     Investor Representations

If you purchase notes, you agree by your purchase that you will treat the notes as indebtedness for federal income tax purposes.

For a more detailed description of the tax consequences of acquiring, holding and disposing of notes, see "Material Federal Income Tax Consequences" in this prospectus supplement and in the prospectus.

ERISA Considerations

The class A notes and class B notes will generally be eligible for purchase by or with plan assets of employee benefit and other benefit plans and individual retirement accounts, subject to the considerations discussed under "ERISA Considerations" in this prospectus supplement and the prospectus. Each employee benefit or other benefit plan, and each person investing on behalf of or with plan assets of such a plan, will be deemed to make certain representations. The class C notes may not be acquired by or on behalf of certain employee benefit and other benefit plans.

For a more detailed description of the ERISA considerations applicable to a purchase of the notes, see "ERISA Considerations" in this prospectus supplement and in the prospectus.

Eligibility for Purchase by Money Market Funds

The class A-1 notes will be structured to be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended. A money market fund should consult its legal advisers regarding the eligibility of the class A-1 notes under Rule 2a-7 and whether an investment in such notes satisfies the fund's investment policies and objectives.

                                 Risk Factors

     You should consider the following risk factors (and the factors under "Risk Factors" in the prospectus) in deciding whether to purchase any of the notes. The following risk factors and those in the prospectus describe the principal risk factors of an investment in the notes.

You may suffer delays in payment or
  losses as a result of the manner
  in which principal of the notes is
  paid...............................    No principal will be paid on any class
                                         of notes other than the class A-1
                                         notes until the class A-1 notes have
                                         been paid in full. After the class
                                         A-1 notes have been paid in full, the
                                         principal distributable amount for
                                         any distribution date will be
                                         allocated among the remaining classes
                                         of class A notes, the class B notes
                                         and the class C notes in a manner
                                         intended to maintain the credit
                                         support, not including the amount on
                                         deposit in the reserve fund, for each
                                         such class, after giving effect to
                                         such allocation, in an amount equal
                                         to the following percentages of the
                                         amount by which the outstanding
                                         principal balance of the receivables
                                         as of the last day of the related
                                         collection period exceeds the
                                         overcollateralization target amount
                                         for that distribution date:
                                         approximately ___% for the remaining
                                         class A notes, approximately ___% for
                                         the class B notes and approximately
                                         ___% for the class C notes. In
                                         addition, the class A-2 notes, the
                                         class A-3 notes and the class A-4
                                         notes feature sequential payment of
                                         principal. This means that no
                                         principal will be paid on the (i)
                                         class A-3 notes until the class A-2
                                         notes have been paid in full and (ii)
                                         class A-4 notes until the class A-3
                                         notes have been paid in full.

                                         So long as cumulative net losses do
                                         not exceed the related trigger levels
                                         and the notes have not been
                                         accelerated following the occurrence
                                         of an event of default under the
                                         indenture, a portion of the principal
                                         of the class B notes and the class C
                                         notes may be paid before the
                                         principal amounts of the class A-2
                                         notes, the class A-3 notes and the
                                         class A-4 notes have been paid in
                                         full. Holders of the class B notes
                                         and the class C notes will not be
                                         required to return any amounts paid
                                         to them as principal even if an event
                                         of default under the indenture occurs
                                         and the indenture trustee sells the
                                         assets of the trust at a price
                                         insufficient to pay the principal
                                         amount of each class of notes with a
                                         higher alphabetical designation. If
                                         this occurs, holders of the classes
                                         of notes with a higher alphabetical
                                         designation could suffer a loss on
                                         their investment.

                                         See "Description of the
                                         Notes--Payments of Principal" in this
                                         prospectus supplement for a further
                                         discussion of principal payments.

Some notes have greater risk because
  they are subordinate to other
  classes of notes...................    You may suffer a loss on your
                                         investment if payments of interest on
                                         or principal of your notes are
                                         subordinated to one or more other
                                         classes of notes. Both interest
                                         payments and principal payments on
                                         the notes will be subordinated to the
                                         servicing fee due to the servicer and
                                         any amounts owed to the trustees and
                                         the paying agent.

                                         No interest will be paid on any
                                         distribution date to a class of notes
                                         until all interest due on that
                                         distribution date on each class of
                                         notes with a higher alphabetical
                                         designation has been paid in full.
                                         Under the limited circumstances
                                         described under "Description of the
                                         Notes--Payments of

                                         Interest", a class of notes with a
                                         higher alphabetical designation will
                                         be entitled to receive certain
                                         payments of principal before payments
                                         of interest are made on each class of
                                         notes with a lower alphabetical
                                         designation. In addition, if the
                                         notes have been accelerated following
                                         the occurrence of an event of default
                                         under the indenture, no interest will
                                         be payable on a class of notes until
                                         all interest on and, in the case of
                                         an event of default other than an
                                         event of default based on the trust's
                                         breach of a covenant, representation
                                         or warranty, principal of each class
                                         of notes with a higher alphabetical
                                         designation, have been paid in full.

                                         On each distribution date, no
                                         principal payments will be made on
                                         the (i) class B notes until the class
                                         A-1 notes have been paid in full and
                                         all required payments of principal
                                         have been made on the other class A
                                         notes on that distribution date and
                                         (ii) class C notes until the class
                                         A-1 notes have been paid in full and
                                         all required payments of principal
                                         have been made on the other class A
                                         notes and the class B notes on that
                                         distribution date. In addition, so
                                         long as cumulative net losses exceed
                                         the related trigger levels or if the
                                         notes have been accelerated following
                                         the occurrence of an event of default
                                         under the indenture, no principal
                                         payments will be paid to the holders
                                         of a class of notes until each class
                                         of notes with a higher alphabetical
                                         designation has been paid in full
                                         (which, in the case of the class A
                                         notes following acceleration of the
                                         notes, principal will first be paid
                                         to the class A-1 notes and then pro
                                         rata to the other class A notes based
                                         on the principal amount of each such
                                         class).

                                         This subordination could result in
                                         delays or reductions in the payment
                                         of principal of and interest on the
                                         classes of notes with lower
                                         alphabetical designations, and
                                         investors in those notes may suffer a
                                         loss on their investment.

                                         For more information on interest and
                                         principal payments, see "Description
                                         of the Notes--Payments of Interest",
                                         "--Payments of Principal",
                                         "--Priority of Payments Will Change
                                         If the Notes Are Accelerated
                                         Following an Event of Default" and
                                         "Application of Available
                                         Funds--Priority of Distributions" in
                                         this prospectus supplement.

Payment priorities increase risk of
  loss or delay in payment to
  certain class A notes..............    Because the principal of each class of
                                         class A notes generally will be paid
                                         sequentially, classes of class A
                                         notes that have higher sequential
                                         numerical class designations
                                         generally are expected to be
                                         outstanding longer and therefore will
                                         be exposed to the risk of losses on
                                         the receivables during periods after
                                         other classes of class A notes have
                                         been receiving most or all amounts
                                         payable on their notes, and after
                                         which a disproportionate amount of
                                         credit enhancement may have been
                                         applied and not replenished.

                                         If an event of default under the
                                         indenture has occurred and the notes
                                         have been accelerated, note principal
                                         payments and amounts that would
                                         otherwise be payable to the holders
                                         of the certificates will be paid
                                         first to the class A-1 notes until
                                         they have been paid in full, then pro
                                         rata to the other class A notes based
                                         upon the principal amount of each
                                         class, then to the class B notes and
                                         then to the class C notes. As a
                                         result, in relation to the class A-1
                                         notes, the yields of the class A-2
                                         notes, the class A-3 notes and the
                                         class A-4 notes will be relatively
                                         more sensitive to losses on the
                                         receivables and the timing of such
                                         losses. If the actual rate and amount
                                         of losses exceeds historical levels,
                                         and if the available
                                         overcollateralization and amount in
                                         the reserve fund is
                                         insufficient to cover the resulting
                                         shortfalls, the yield to maturity on
                                         your notes may be lower than
                                         anticipated and you could suffer a
                                         loss.

                                         For more information on interest and
                                         principal payments, see "Description
                                         of the Notes--Payments of Interest"
                                         and "--Payments of Principal" in this
                                         prospectus supplement.

The amount on deposit in the reserve
  fund may not be sufficient to
  assure payment of your notes.......    The amount on deposit in the reserve
                                         fund will be used to fund the payment
                                         of monthly interest and certain
                                         distributions of principal to
                                         noteholders on each distribution date
                                         if payments received on or in respect
                                         of the receivables, including amounts
                                         recovered in connection with the
                                         repossession and sale of financed
                                         vehicles that secure defaulted
                                         receivables, are not sufficient to
                                         make that payment. There can be no
                                         assurances, however, that the amount
                                         on deposit in the reserve fund will
                                         be sufficient on any distribution
                                         date to assure payment of your notes.
                                         If the receivables experience higher
                                         losses than were projected in
                                         determining the amount required to be
                                         on deposit in the reserve fund, the
                                         amount on deposit in the reserve fund
                                         may be less than projected. If on any
                                         distribution date, receivable
                                         payments, including any amounts
                                         allocable to overcollateralization,
                                         and the amount in the reserve fund
                                         are not sufficient to pay in full the
                                         monthly interest and certain
                                         distributions of principal due, you
                                         may experience payment delays with
                                         respect to your notes. If the amount
                                         of that insufficiency is not offset
                                         by excess collections on or in
                                         respect of the receivables on
                                         subsequent distribution dates, you
                                         will experience losses with respect
                                         to your notes.

                                         For more information on the reserve
                                         fund, see "Description of the
                                         Notes--Credit Enhancement--Reserve
                                         Fund" in this prospectus supplement.

A bankruptcy of the depositor could
  result in losses or payment delays
  with respect to your notes.........    Pooled Auto Securities Shelf LLC, as
                                         depositor, intends that its transfer
                                         of the receivables to the trust will
                                         be a valid sale and assignment of the
                                         receivables to the trust for non-tax
                                         purposes. If Pooled Auto Securities
                                         Shelf LLC were to become a debtor in
                                         a bankruptcy case and a creditor or
                                         trustee-in-bankruptcy of Pooled Auto
                                         Securities Shelf LLC or Pooled Auto
                                         Securities Shelf LLC itself were to
                                         take the position that the sale of
                                         receivables by the depositor to the
                                         trust for non-tax purposes should
                                         instead be treated as a pledge of the
                                         receivables to secure a borrowing of
                                         Pooled Auto Securities Shelf LLC,
                                         delays in payments of collections on
                                         or in respect of the receivables to
                                         the noteholders and certificateholders
                                         could occur. If a court ruled in
                                         favor of any such trustee, debtor or
                                         creditor, reductions in the amounts
                                         of those payments could result. A tax
                                         or governmental lien on the property
                                         of the depositor arising before the
                                         transfer of the receivables to the
                                         trust may have priority over the
                                         trust's interest in those receivables
                                         even if the transfer of the
                                         receivables to the trust is
                                         characterized as a sale for non-tax
                                         purposes.

An insolvency of the seller could
  result in losses or payment delays
  with respect to your notes.........    The seller intends that the transfer
                                         of receivables by it to the depositor
                                         will
                                         constitute a sale without recourse of
                                         all of its right, title and interest
                                         in and to the receivables. If the
                                         seller were to become insolvent, a
                                         conservator or receiver may be
                                         appointed which may be the FDIC. The
                                         FDIC, as conservator or receiver of
                                         the seller, might take the position
                                         that the transfer of receivables did
                                         not constitute a "sale", but rather
                                         was a "loan" or other contractual
                                         obligation of the seller to the
                                         depositor secured by the receivables.
                                         If this recharacterization were
                                         upheld, the depositor and, as a
                                         consequence, the trust would be
                                         creditors of the seller.

                                         Under FIRREA, the FDIC, as
                                         conservator or receiver of the
                                         seller, would have the power to
                                         repudiate contracts and to request a
                                         stay of up to 90 days of any judicial
                                         action or proceeding involving an
                                         insolvent depository institution.
                                         However, the valid perfected security
                                         interest of the indenture trustee
                                         would be enforceable (to the extent
                                         of the trust's "actual direct
                                         compensatory damages")
                                         notwithstanding the insolvency of the
                                         seller and the subsequent repudiation
                                         or disaffirmation of the purchase
                                         agreement by the FDIC as conservator
                                         or receiver of the seller, to the
                                         extent that the following
                                         requirements are met, among others:

                                              o   the seller granted a security
                                                  interest in the receivables to
                                                  the depositor that was
                                                  assigned to the trust and then
                                                  to the indenture trustee;

                                              o   the security interest is a
                                                  first priority security
                                                  interest and was validly
                                                  perfected before the seller's
                                                  insolvency; and

                                              o   the security interest was not
                                                  taken or granted in
                                                  contemplation of the seller's
                                                  insolvency or with the intent
                                                  to hinder, delay or defraud
                                                  the seller's creditors.

                                         Accordingly, payments to the trust
                                         with respect to the receivables (up
                                         to the amount of such damages) should
                                         not be subject to recovery by the
                                         FDIC as conservator or receiver of
                                         the seller. If, however, the FDIC
                                         were to require the indenture trustee
                                         to establish its right to those
                                         payments by submitting to and
                                         completing the administrative claims
                                         procedure established under FIRREA,
                                         or the FDIC were to request a stay of
                                         proceedings with respect to the
                                         seller as provided under FIRREA,
                                         delays in payments on the notes and
                                         possible reductions in the amount of
                                         those payments could occur.

                                         Effective as of September 11, 2000,
                                         the FDIC adopted a rule that provides
                                         that if a bank's transfer of
                                         receivables satisfies certain
                                         requirements then, notwithstanding
                                         the FDIC's rights described above,
                                         the FDIC will not seek to reclaim,
                                         recover or recharacterize the
                                         receivables as property of the bank
                                         or of the bank's receivership. The
                                         seller believes that the FDIC rule
                                         will apply to the transfer of motor
                                         vehicle installment sale contracts to
                                         a trust in the manner contemplated by
                                         this prospectus supplement and
                                         intends on satisfying in all material
                                         respects the requirements of the FDIC
                                         rule. Nevertheless, under the rule,
                                         the FDIC, as conservator or receiver
                                         of the seller, will still retain the
                                         right to take certain actions with
                                         respect to the receivables, including
                                         to (i) enforce the receivables
                                         purchase agreement, the sale and
                                         servicing agreement and the other
                                         transaction documents to which the
                                         seller is a party, notwithstanding
                                         any provision thereof providing for
                                         termination, default, acceleration or
                                         exercise of rights upon, or solely by
                                         reason of, insolvency or the
                                         appointment of a conservator or
                                         receiver or (ii) disaffirm or
                                         repudiate any transaction document to
                                         which the seller is a party that
                                         imposes continuing obligations or
                                         duties on the seller in
                                         conservatorship or receivership.

                                         For more information on the
                                         possibility that the transfer of the
                                         receivables from the seller to the
                                         depositor would be characterized as a
                                         financing rather than a sale and the
                                         impact of a conservatorship or
                                         receivership on the seller, see
                                         "Material Legal Issues Relating to
                                         the Receivables--Certain Matters
                                         Relating to Conservatorship and
                                         Receivership" in this prospectus
                                         supplement and "Material Legal Issues
                                         Relating to the Receivables--Certain
                                         Bankruptcy Considerations" in the
                                         prospectus.

Prepayments, potential losses and
  changes in the order of priority
  of payments following an indenture
  event of default could adversely
  affect your investment.............    If the notes have been accelerated
                                         following the occurrence of an event
                                         of default under the indenture
                                         consisting of a default in the
                                         payment of interest on the class of
                                         outstanding notes with the highest
                                         alphabetical designation, a default
                                         in the payment of principal on any
                                         note on its final scheduled
                                         distribution date or an insolvency of
                                         the trust, the trust will not make
                                         any distributions of principal or
                                         interest on a class of notes until
                                         all interest on and principal of each
                                         class of notes with a higher
                                         alphabetical designation has been
                                         paid (which, in the case of principal
                                         payments on the class A notes will be
                                         made first to the class A-1 notes
                                         until they have been paid in full and
                                         then pro rata to the other class A
                                         notes based upon the principal
                                         balance of each such class). If the
                                         notes have been accelerated following
                                         the occurrence of an event of default
                                         under the indenture consisting of a
                                         breach by the trust of a covenant,
                                         representation or warranty, the trust
                                         will not make any distributions of
                                         interest on a class of notes until
                                         all interest on each class of notes
                                         with a higher alphabetical
                                         designation has been paid and, after
                                         payment of all such interest, the
                                         trust will not make any distributions
                                         of principal of that class of notes
                                         until all principal of each class of
                                         notes with a higher alphabetical
                                         designation has been paid. If the
                                         maturity dates of the notes have been
                                         accelerated following the occurrence
                                         of an event of default and the
                                         indenture trustee determines that the
                                         future collections on the receivables
                                         would be insufficient to make
                                         payments on the notes, the indenture
                                         trustee, acting at the direction of
                                         the holders of 66 2/3% of the
                                         aggregate principal amount of notes
                                         of the controlling class (which will
                                         be the class of outstanding notes
                                         with the highest alphabetical
                                         designation), may sell the
                                         receivables and prepay the notes.
                                         Generally, the holders of the notes
                                         that are not part of the controlling
                                         class will not have any right to
                                         direct the indenture trustee or to
                                         consent to any action until the
                                         holders of the notes of the
                                         controlling class have been paid in
                                         full. If principal is repaid to you
                                         earlier than expected, you may not be
                                         able to reinvest the prepaid amount
                                         at a rate of return that is equal to
                                         or greater than the rate of return on
                                         your notes. You also may not be paid
                                         the full principal amount of your
                                         notes if the assets of the trust are
                                         insufficient to pay the principal
                                         amount of your notes.

                                         For more information on events of
                                         default, the rights of the
                                         noteholders following an event of
                                         default and payments after an
                                         acceleration of the notes following
                                         an event of default, see "Description
                                         of the Indenture--Events of Default",
                                         "--Rights Upon Event of Default" and
                                         "Description of the Notes--Priority
                                         of Payments Will Change If the Notes
                                         Are Accelerated Following an Event of
                                         Default" in this prospectus
                                         supplement.

You may suffer losses because you
  have limited control over actions
  of the trust and conflicts between
  classes of notes may occur.........    If an event of default under the
                                         indenture has occurred, the indenture
                                         trustee may, and at the direction of
                                         a specified percentage of the notes
                                         of the controlling class (which will
                                         be the class of outstanding notes
                                         with the highest alphabetical
                                         designation) will, take one or more
                                         of the actions specified in the
                                         indenture relating to the property of
                                         the trust. Furthermore, the holders
                                         of a majority of the notes of the
                                         controlling class, or the indenture
                                         trustee acting on behalf of the
                                         holders of the notes of the
                                         controlling class, under certain
                                         circumstances, has the right to waive
                                         an event of servicing termination or
                                         to terminate the servicer without
                                         consideration of the effect such
                                         waiver or termination would have on
                                         the holders of the other classes of
                                         notes.

                                         Furthermore, the holders of the class
                                         B notes, and upon payment in full of
                                         such notes, the holders of the class
                                         C notes, will have only limited
                                         rights to direct remedies under the
                                         indenture and will not have the
                                         ability to waive an event of
                                         servicing termination or to terminate
                                         the servicer until each class of
                                         notes with a higher alphabetical
                                         designation has been paid in full.

                                         For more information on the rights of
                                         the noteholders with respect to
                                         events of servicing termination, see
                                         "Description of the Receivables
                                         Transfer and Servicing
                                         Agreements--Events of Servicing
                                         Termination", "--Rights Upon Event of
                                         Servicing Termination" and "--Waiver
                                         of Past Events of Servicing
                                         Termination" in this prospectus
                                         supplement.

Geographic concentration may result
  in more risk to you................    The servicer's records indicate that
                                         receivables related to obligors with
                                         mailing addresses in the following
                                         states constituted more than 10% of
                                         the aggregate principal balance of
                                         the receivables as of the statistical
                                         calculation date:

                                                                   Percentage
                                                                of Pool Balance
                                                                   as of the
                                                                  Statistical
                                                                  Calculation
                                                                      Date
                                                                 --------------
                                         ......................        ---%
                                         ......................        ---%
                                         ......................        ---%
                                         ......................        ---%

                                         If one or more of these states
                                         experiences adverse economic changes,
                                         such as an increase in the
                                         unemployment rate, an increase in
                                         interest rates or an increase in the
                                         rate of inflation, obligors in those
                                         states may be unable to make timely
                                         payments on their receivables and you
                                         may experience payment delays or
                                         losses on your notes. We cannot
                                         predict, for any state or region,
                                         whether adverse economic changes or
                                         other adverse events will occur or to
                                         what extent those events would affect
                                         the receivables or repayment of your
                                         notes.

You May Experience a Greater Risk of
  Loss on Your Notes as the Result
  of Armed Conflict..................    The long term economic impact of the
                                         United States' military operations in

                                         Iraq and Afghanistan, as well as the
                                         possible response to these
                                         operations, remains uncertain but
                                         could have a material effect on
                                         general economic conditions, consumer
                                         confidence, market liquidity and the
                                         performance of the receivables. You
                                         should consider the possible effects
                                         of these events on the delinquency,
                                         default and prepayment experience of
                                         the receivables. In particular, under
                                         the Servicemembers Civil Relief Act,
                                         members of the military on active
                                         duty, including reservists, who have
                                         entered into a motor vehicle loan
                                         before entering into military service
                                         or, in the case of reservists, before
                                         being placed on active duty, may be
                                         entitled to reductions in interest
                                         rates to an annual rate of 6% and a
                                         stay of foreclosure and similar
                                         actions. Because the Servicemembers
                                         Civil Relief Act covers obligors who
                                         enter military service (including
                                         reservists who are called to active
                                         duty) after origination of the
                                         receivable, we do not know how many
                                         receivables have been or may be
                                         affected by its application. Any
                                         resulting shortfalls in interest or
                                         principal payments on the receivables
                                         will reduce the amount available to
                                         make payments on the notes.

     Capitalized terms used in this prospectus supplement are defined in the Glossary of Terms beginning on page S-__ and the Glossary of Terms beginning on page 92 of the prospectus.

                                   The Trust

Limited Purpose and Limited Assets

     The Depositor formed Wachovia Owner Trust 200__-__, a Delaware statutory trust, on ________, 200__. The Trust will not engage in any activity other than:

     o acquiring, holding and managing the assets of the Trust, including the Receivables, and the proceeds of those assets;

     o    issuing the Notes and Certificates;

     o using the proceeds of the sale of the Notes to fund the Reserve Fund, to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Seller;

     o paying interest on and principal of the Notes to the Holders thereof and any excess collections to the Certificateholder; and

     o engaging in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

     If the various protections provided to the Noteholders by the subordination of the Class B Notes and the Class C Notes, as applicable, the available overcollateralization and the Reserve Fund are insufficient, the Trust will have to rely solely upon the obligors of the Receivables and the proceeds from the repossession and sale of the Financed Vehicles which secure Defaulted Receivables to make payments on the Notes. In that event, various factors, such as the Trust not having perfected security interests in the Financed Vehicles in all states, may affect the Servicer's ability to repossess and sell the collateral securing the Receivables, and thus may reduce the proceeds which the Trust can distribute to Noteholders. See "Material Legal Issues Relating to the Receivables" in the prospectus.

     The Trust's principal offices are in care of ___________, as Owner Trustee, at ___________ , ___________ , Attention: ___________ .

Capitalization of the Trust

     The following table illustrates the minimum capitalization of the Trust as of the Closing Date, as if the issuance and sale of the Notes had taken place on such date:

        Class A-1 Notes............................................ $
        Class A-2 Notes............................................
        Class A-3 Notes............................................
        Class A-4 Notes............................................
        Class B Notes..............................................
        Class C Notes..............................................
        Overcollateralization......................................
              Total................................................ $
                                                                    ============

                             The Receivables Pool

     The Trust will own a pool of Receivables consisting of motor vehicle retail installment sale contracts purchased by the Seller from dealers and secured by security interests in the motor vehicles financed by those contracts. The Seller will sell the Receivables to the Depositor on the Closing Date pursuant to the Receivables Purchase Agreement. The Depositor will transfer the Receivables to the Trust on the Closing Date pursuant to the Sale and Servicing Agreement. The property of the Trust will include payments on the Receivables which are made after the Cutoff Date.

     The information pertaining to the Receivables as presented throughout this prospectus supplement is as of the Statistical Calculation Date. As of the Statistical Calculation Date, the Receivables had a Pool Balance of $___________. The Receivables transferred to the Trust on the Closing Date will have a Pool Balance of not less than $___________ as of the Cutoff Date. The information pertaining to the Receivables as presented throughout this prospectus supplement does not reflect the additional motor vehicle retail installment sale contracts which may be included in the pool of Receivables transferred to the Trust on the Closing Date. In addition, some amortization of the Receivables will occur after the Statistical Calculation Date and some receivables included as of the Statistical Calculation Date may prepay in full or may not meet the eligibility requirements as of the Cutoff Date and may not, therefore, be transferred to the Trust. As a result, the characteristics of the Receivables as of the Cutoff Date may vary from the characteristics of the Receivables as of the Statistical Calculation Date. We anticipate, however, that the variations will not be significant.

Criteria Applicable to Selection of Receivables

     The Receivables were or will be selected from the Seller's portfolio for inclusion in the pool by several criteria, some of which are set forth in the prospectus under "The Receivables Pools". The information presented throughout this prospectus supplement pertains to Receivables that satisfied, as of the Statistical Calculation Date, the criteria for transfer to the Trust. Each Receivable transferred to the Trust on the Closing Date will satisfy these criteria as of the Cutoff Date. These criteria include the requirement that each Receivable:

     o    is secured by a new or used motor vehicle;

     o had an original Principal Balance of not more than $___________ and a remaining Principal Balance of not less than $___________;

     o had an original term to maturity of not more than [72] months and not less than [12] months and, as of the Cutoff Date, a remaining term to maturity of not more than [72] months and not less than three months;

     o provides for the allocation of payments to interest and principal based on the simple interest method;

     o    has a Contract Rate of at least ___% and not more than ___%;

     o provides for level scheduled monthly payments that fully amortize the amount financed over its original term to maturity (except that the period between the contract date and the first payment date may be less than or greater than one month and except for the first and last payments, which may be minimally different from the level payments);

     o    as of the Cutoff Date, is not delinquent by more than [30] days;

     o as of the Cutoff Date, is not secured by a Financed Vehicle that has been repossessed;

     o as of the Cutoff Date, does not relate to an obligor who is the subject of a bankruptcy proceeding;

     o    is evidenced by only one original contract; and

     o was not selected using selection procedures believed by the Seller to be adverse to the Noteholders.

Characteristics of the Receivables

     The following tables set forth information with respect to the Receivables as of the Statistical Calculation Date. While the characteristics of the Receivables transferred to the Trust on the Closing Date will differ somewhat from the information set forth in these tables, we anticipate that the variations will not be significant.

                                Composition of the Receivables
                            as of the Statistical Calculation Date


                                          New Financed Vehicles    Used Financed Vehicles             Total
                                         -----------------------  ------------------------  --------------------------
Aggregate Principal Balance                         $                         $                         $
Percentage of Aggregate Principal
   Balance                                          %                         %                         %
Number of Motor Vehicle Loans
Percentage of Motor Vehicle Loans                   %                         %                         %
Average Principal Balance                           $                         $                         $
Average Original Balance                            $                         $                         $
Weighted Average Contract Rate                      %                         %                         %
Contract Rate (Range)                             % to     %             % to      %              % to        %
Weighted Average Original Term                  ___ months                ___ months                ___ months
                                               ___ months to            ___ months to              ___ months to
Original Term (Range)                           ___ months                ___ months                ___ months
Weighted Average Remaining Term                   months                    months                    months
                                               ___ months to            ___ months to             ___ months to
Remaining Term (Range)                          ___ months                ___ months                ___ months

                        Distribution of the Receivables by Remaining Term to Maturity
                                  as of the Statistical Calculation Date

                                                                                                  Percentage
                                                  Percentage of     Principal Balance as     of Pool Balance as of
                                   Number of     Total Number of     of the Statistical         the Statistical
     Remaining Term Range         Receivables     Receivables/(1)/    Calculation Date       Calculation Date/(1)/
-------------------------------  -------------  ------------------ ----------------------  -------------------------
__ months to __ months........                              %        $                                      %
__ months to __ months........
__ months to __ months........
__ months to __ months........
__ months to __ months........
__ months to __ months........
__ months to __ months........
__ months to __ months........
__ months to __ months........
__ months to __ months........
__ months to __ months........
                                 -------------  ------------------ ----------------------  -------------------------
         Total ................                                             %        $                                      %
                                 =============  ================== ======================  =========================

___________________
/(1)/ Percentages may not add to 100% due to rounding.

                          Distribution of the Receivables by State of Obligor Mailing Address
                                        as of the Statistical Calculation Date

                                                                         Principal Balance          Percentage
                                                       Percentage of         as of the         of Pool Balance as of
                                       Number of      Total Number of       Statistical           the Statistical
    Obligor Mailing Address           Receivables     Receivables/(1)/    Calculation Date      Calculation Date/(1)/
--------------------------------     -------------   -----------------  -------------------   -----------------------
.................................                                 %      $                                      %
.................................
.................................
.................................
.................................
.................................
.................................
.................................
.................................
.................................
                                     -------------  -----------------  ----------------------  -------------------------
         Total................                                   %      $                                      %
                                     =============  =================  ======================  =========================

___________________
/(1)/ Percentages may not add to 100% due to rounding.

     Each state included in the "other" category in the distribution by obligor mailing address table accounted for less than (i) ___% of the Pool Balance and (ii) ___% of the total number of the receivables as of the Statistical Calculation Date.

                            Distribution of the Receivables by Financed Vehicle Model Year
                                        as of the Statistical Calculation Date

                                                                         Principal Balance            Percentage
                                                       Percentage of         as of the        of Pool Balance as of the
                                       Number of      Total Number of       Statistical        Statistical Calculation
           Model Year                 Receivables     Receivables/(1)/    Calculation Date             Date/(1)/
-------------------------------      -------------   -----------------  -------------------   -----------------------
___ and before...................                                %      $                                      %
..................................
..................................
..................................
..................................
..................................
..................................
..................................
..................................
                                     -------------  -----------------  ----------------------  -------------------------
         Total...................                                %      $                                      %
                                     =============  =================  ======================  =========================

___________________
/(1)/ Percentages may not add to 100% due to rounding.

                                Distribution of the Receivables by Contract Rate
                                     as of the Statistical Calculation Date

                                                                         Principal Balance          Percentage
                                                       Percentage of         as of the         of Pool Balance as of
                                       Number of      Total Number of      Statistical           the Statistical
        Contract Rate Range           Receivables     Receivables/(1)/    Calculation Date      Calculation Date/(1)/
-------------------------------      -------------   -----------------  -------------------   -------------------------
2.001% to 3.000%...................                              %      $                                      %
3.001% to 4.000%...................
4.001% to 5.000%...................
5.001% to 6.000%...................
6.001% to 7.000%...................
7.001% to 8.000%...................
8.001% to 9.000%...................
9.001% to 10.000%..................
                                     -------------  -----------------  ----------------------  ------------------------
         Total.....................                              %      $                                      %
                                     =============  =================  ======================  ========================

___________________
/(1)/ Percentages may not add to 100% due to rounding.

                                Distribution of the Receivables by Original Principal Balance
                                           as of the Statistical Calculation Date

                                                                       Principal Balance as         Percentage
                                                       Percentage of          of the           of Pool Balance as of
                                       Number of      Total Number of       Statistical           the Statistical
   Original Principal Balance         Receivables     Receivables/(1)/   Calculation Date       Calculation Date/(1)/
-------------------------------      -------------   ----------------- ---------------------   -----------------------
$5,000.00 to $9,999.99...........                                %    $                                        %
$10,000.00 to $14,999.99.........
$15,000.00 to $19,999.99.........
$20,000.00 to $24,999.99.........
$25,000.00 to $29,999.99.........
$30,000.00 to $34,999.99.........
$35,000.00 to $39,999.99.........
$40,000.00 to $44,999.99.........
$45,000.00 to $49,999.99.........
$50,000.00 to $54,999.99.........
$55,000.00 to $59,999.99.........
$60,000.00 to $64,999.99.........
$65,000.00 to $69,999.99.........
$70,000.00 to $74,999.99.........
$75,000.00 to $79,999.99.........
$80,000.00 to $84,999.99.........
$85,000.00 to $89,999.99.........
$90,000.00 to $94,999.99.........
$95,000.00 to $99,999.99.........
                                     -------------  -----------------  ----------------------  -------------------------
         Total...................                                %      $                                      %
                                     =============  =================  ======================  =========================

___________________
/(1)/ Percentages may not add to 100% due to rounding.

                            Distribution of the Receivables by Remaining Principal Balance
                                        as of the Statistical Calculation Date

                                                                         Principal Balance          Percentage
                                                      Percentage of          as of the         of Pool Balance as of
                                       Number of     Total Number of        Statistical           the Statistical
  Remaining Principal Balance         Receivables     Receivables/(1)/   Calculation Date      Calculation Date/(1)/
-------------------------------      -------------   ----------------- ---------------------   -----------------------
$0.01 to $4,999.99................                               %      $                                      %
$5,000.00 to $9,999.99............
$10,000.00 to $14,999.99..........
$15,000.00 to $19,999.99..........
$20,000.00 to $24,999.99..........
$25,000.00 to $29,999.99..........
$30,000.00 to $34,999.99..........
$35,000.00 to $39,999.99..........
$40,000.00 to $44,999.99..........
$45,000.00 to $49,999.99..........
$50,000.00 to $54,999.99..........
$55,000.00 to $59,999.99..........
$60,000.00 to $64,999.99..........
$65,000.00 to $69,999.99..........
$70,000.00 to $74,999.99..........
$75,000.00 to $79,999.99..........
$80,000.00 to $84,999.99..........
$85,000.00 to $89,999.99..........
$90,000.00 to $94,999.99..........
$95,000.00 to $99,999.99..........
                                     -------------  -----------------  ----------------------  -------------------------
         Total....................                               %      $                                      %
                                     =============  =================  ======================  =========================

___________________
/(1)/ Percentages may not add to 100% due to rounding.



                                Distribution of the Receivables by Original Term to Maturity
                                          as of the Statistical Calculation Date

                                                                       Principal Balance as          Percentage
                                                      Percentage of           of the            of Pool Balance as of
                                       Number of     Total Number of        Statistical            the Statistical
     Original Term Range              Receivables     Receivables/(1)/     Calculation Date      Calculation Date/(1)/
-------------------------------      -------------   ----------------- ---------------------   ------------------------
 __ months to __ months.........                                  %    $                                          %
 __ months to __ months.........
 __ months to __ months.........
 __ months to __ months.........
 __ months to __ months.........
 __ months to __ months.........
 __ months to __ months.........
 __ months to __ months.........
 __ months to __ months.........
 __ months to __ months.........
 __ months to __ months.........
                                     -------------  -----------------  ----------------------  -------------------------
         Total..................                                 %      $                                      %
                                     =============  =================  ======================  =========================

___________________
/(1)/ Percentages may not add to 100% due to rounding.

Weighted Average Lives of the Notes

     The following information is given solely to illustrate the effect of prepayments of the Receivables on the weighted average lives of the Notes under the stated assumptions and is not a prediction of the prepayment rate that might actually be experienced by the Receivables.

     Prepayments on motor vehicle receivables can be measured relative to a prepayment standard or model. The model used in this prospectus supplement, the Absolute Prepayment Model, or "ABS", represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all of the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of assets, including the Receivables.

     The rate of payment of principal of each class of Notes will depend on the rate of payment (including prepayments) of the Principal Balance of the Receivables. For this reason, final distributions in respect of the Notes could occur significantly earlier than their respective Final Scheduled Distribution Dates. The Noteholders will exclusively bear any reinvestment risk associated with early payment of their Notes.

     The ABS Tables captioned "Percent of Initial Note Principal Amount at Various ABS Percentages" have been prepared on the basis of the following assumed characteristics of the Receivables:

     o the Receivables prepay in full at the specified constant percentage of ABS monthly;

     o each scheduled monthly payment on the Receivables is made on the last day of each month and each month has 30 days, beginning in ________, 200__;

     o payments on the Notes are made on each Distribution Date (and each Distribution Date is assumed to be the twentieth day of the applicable month);

     o the initial principal amount of each Class of Notes is as set forth on the cover page of this prospectus supplement;

     o the interest rate on the Class A-1 Notes is ___%, the interest rate on the Class A-2 Notes is ___%, the interest rate on the Class A-3 Notes is ___%, the interest rate on the Class A-4 Notes is ___%, the interest rate on the Class B Notes is ___% and the interest rate on the Class C Notes is ___%;

     o    the Notes are purchased on ________, 200__;

     o no defaults or delinquencies occur in the payment of any of the Receivables;

     o no Receivables are repurchased due to a breach of any representation or warranty or for any other reason;

     o    no Event of Default occurs;

     o the initial amount of overcollateralization is $___________, and the amount of overcollateralization increases over time to an amount equal to, with respect to each Distribution Date, ___% of the Pool Balance as of the last day of the related Collection Period, but in no event less than $___________; and

     o the Servicer exercises its Optional Purchase Right on the earliest Distribution Date on which it is permitted to do so, as described in this prospectus supplement.

     The ABS Tables indicate the projected weighted average life of each class of Notes and set forth the percent of the initial principal amount of each class of Notes that is projected to be outstanding after each of the Distribution Dates shown at various constant ABS percentages.

     The ABS Tables also assume that the Receivables have been aggregated into hypothetical pools with all of the Receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on the aggregate Principal Balance of the Receivables in each pool, contract rate and remaining term to maturity) will be such that each pool will be fully amortized by the end of its remaining term to maturity.

                                                                        Weighted Average     Weighted Average
                                                         Weighted       Original Term to     Remaining Term to
                                      Aggregate          Average            Maturity             Maturity
Pool                              Principal Balance      Note Rate        (in months)           (in months)
----                            ---------------------  -------------  --------------------  ---------------------
   1.......................        $                            %
   2.......................                                     %
   3.......................                                     %
   4.......................                                     %
   5.......................                                     %
   6.......................                                     %
   7.......................                                     %
   8.......................                                     %
   9.......................                                     %
  10.......................                                     %
  11.......................                                     %
  12.......................                                     %
  13.......................                                     %
  14.......................                                     %
                                ---------------------
                                $

     The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Receivables will prepay at a constant level of ABS until maturity or that all of the Receivables will prepay at the same level of ABS. Moreover, the diverse terms of Receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Tables at the various constant percentages of ABS specified, even if the weighted average note rates, weighted average original terms to maturity and weighted average remaining terms to maturity of the Receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average life of each class of Notes.

                                      Percent of Initial Note Principal Amount at Various ABS Percentages

                                      Class A-1 Notes                                  Class A-2 Notes
                       ----------------------------------------------  ----------------------------------------------
 Distribution Date       ___%     ___%      ___%      ___%      ___%     ___%      ___%      ___%     ___%      ___%
---------------------- -------  -------   --------  --------  -------  --------  --------  -------  --------  -------
Closing Date......        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
...................        %        %         %         %         %        %         %         %        %         %
Weighted Average
  Life (In Years).

                                      Percent of Initial Note Principal Amount at Various ABS Percentages
                                      Class A-3 Notes                                  Class A-4 Notes
                       ----------------------------------------------  ----------------------------------------------
 Distribution Date       ___%     ___%      ___%      ___%      ___%     ___%      ___%      ___%     ___%      ___%
---------------------- -------  -------   --------  --------  -------  --------  --------  -------  --------  -------
Closing Date......       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
...................       %         %        %         %         %         %        %         %         %         %
Weighted Average
  Life (In Years).


                                      Percent of Initial Note Principal Amount at Various ABS Percentages
                                      Class B Notes                                  Class C Notes
                       ----------------------------------------------  ----------------------------------------------
 Distribution Date       ___%     ___%      ___%      ___%      ___%     ___%      ___%      ___%     ___%      ___%
---------------------- -------  -------   --------  --------  -------  --------  --------  -------  --------  -------
Closing Date.....        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
..................        %         %        %         %         %         %        %         %         %         %
Weighted Average
  Life (In Years)


     The foregoing ABS Tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the Receivables which will differ from the actual characteristics and performance of the Receivables) and should be read in conjunction therewith. The weighted average life of a Note is determined by multiplying the amount of each principal payment on the Note by the number of years from the Closing Date to the related Distribution Date, adding the results and dividing the sum by the initial principal amount of the Note.

                                  The Seller

    [DESCRIPTION OF SELLER AND ITS ORIGINATION AND UNDERWRITING STANDARDS]

General

Origination

Underwriting Procedures

             [DESCRIPTION OF SERVICER AND ITS SERVICING STANDARDS]

Servicing Responsibility

Collection Procedures

Insurance

Extensions

Prepayment

Allocation of Payments

Delinquency, Credit Loss and Recovery Information

     Set forth below is certain information concerning the experience of the seller pertaining to new and used automobile, minivan, sport utility vehicle, light-duty truck, motorcycle or commercial vehicle receivables, including those previously sold which the seller continues to service. The amounts and percentages set forth are based on the gross amount scheduled to be paid on each loan, including unearned finance and other charges. Percentages have been annualized for the ___________ months ended ___________, 200_ and 200_ and are not necessarily indicative of the experience for the year. [Net losses are equal to the aggregate of the balances of all loans which are determined to be uncollectable in the period, less any recoveries on loans charged off in the period or any prior periods, including any losses resulting from disposition expenses and any losses resulting from the failure to recover commissions to dealers with respect to loans that are prepaid or charged off.] Liquidations represent a reduction in the outstanding balances of the loans as a result of monthly cash payments and charge-offs. There can be no assurance that the delinquency, repossession and net loss experience on the receivables transferred to the trust will be comparable to that set forth below:

                            Delinquency Experience

                                                                                 At
                                                -----------------------------------------------------------------
                                                             , 200_                             , 200_
                                                ---------------------------------  ------------------------------
                                                 Number of Loans       Amount      Number of Loans       Amount
                                                -----------------  --------------  ----------------  ------------
Portfolio.................................                         $                                 $
Period of Delinquency
   31-60 Days.............................
   61 Days or More........................
Total Delinquencies.......................                         $                                 $
Total Delinquencies
   as a Percent of the Portfolio..........                      %               %                 %              %




                                                                   At December 31,
                                   ____________, 200_           ____________, 200_            ____________, 200_

                                 Number of                    Number of                    Number of
                                   Loans         Amount         Loans         Amount         Loans          Amount
                                   -----         ------         -----         ------         -----          ------
Portfolio.................                    $                            $                             $
Period of Delinquency
31-60 Days................
61 Days or More...........                    $                            $                             $
Total Delinquencies.......
Total Delinquencies
as a Percent of
the Portfolio.............                 %             %              %             %               %              %


                                                              Credit Loss/Repossession Experience


                                          __________ Ended                   Year Ended December 31,
                                   200_          200_         200_        200_        200_        200_
Average Amount Outstanding
  During the Period.......       $              $            $           $           $           $
Average Number of Loans
  Outstanding During the
  Period..................
Percent of Loans Acquired
  During the Period with
  Recourse to the Dealer..                 %            %           %           %           %            %
Repossessions as a Percent
  of Average Number of Loans
  Outstanding.............                 %            %           %           %           %            %
Net Losses as a Percent of
  Liquidations............                 %            %           %           %           %            %
Net Losses as a Percent of
  Average Amount Outstanding               %            %           %           %           %            %


     The data presented in the foregoing tables are for illustrative purposes only. Delinquency and credit loss experience may be influenced by a variety of economic, social and other factors. We cannot assure you that the delinquency and loan loss information of the seller, or that of the trust with respect to its receivables, in the future will be similar to that set forth above.

Delinquency and Credit Loss Trends

Use of Proceeds

     ___________ will sell the Receivables and certain related property to the Depositor, which in turn will transfer the Receivables and related property to the Trust. The Depositor will use the net proceeds from the sale of the Notes to purchase the Receivables from ___________ and to pay for certain expenses incurred in connection with the purchase of the Receivables and the sale of the Notes.

         Computing Your Portion of the Amount Outstanding of the Notes

     The Servicer will provide to you in a monthly report a factor which you can use to compute your portion of the principal amount outstanding of the Notes. See "Pool Factors and Trading Information" in the prospectus.

                           Description of the Notes

     The Trust will issue the Notes under the Indenture. We will file a copy of the Indenture with the SEC after the Trust issues the Notes. We summarize below the material terms of the Notes. This summary is not a complete description of all the provisions of the Notes. This summary supplements the description of the general terms and provisions of the notes of any trust and the related indenture set forth under "Certain Information Regarding the Securities" and "The Indenture" in the prospectus and the description of the Indenture set forth under "Description of the Indenture" in this prospectus supplement. We refer you to those sections.

Note Registration

     The Notes will be available for purchase in denominations of $1,000 and integral multiples of $1,000 thereafter. The Notes will initially be issued only in book-entry form. See "Certain Information Regarding the Securities--Book-Entry Registration" in the prospectus for a further discussion of the book-entry registration system.

Payments of Interest

     Interest on the principal amounts of the Notes will accrue at the respective per annum interest rates for the various classes of Notes and will be payable on each Distribution Date to the Noteholders of record as of the related Record Date.

     The Notes will bear interest at the following Interest Rates:

     o    in the case of the Class A-1 Notes, ___% per annum;

     o    in the case of the Class A-2 Notes, ___% per annum;

     o    in the case of the Class A-3 Notes, ___% per annum;

     o    in the case of the Class A-4 Notes, ___% per annum;

     o    in the case of the Class B Notes, ___% per annum; and

     o    in the case of the Class C Notes, ___% per annum.

     Calculation of Interest. Interest will accrue and will be calculated on the Notes as follows:

     o Actual/360. Interest on the Class A-1 Notes will accrue from and including the prior Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding the current Distribution Date. The interest payable on the Class A-1 Notes on each Distribution Date will equal the product of:

          o the principal amount of the Class A-1 Notes as of the preceding Distribution Date (or, in the case of the first Distribution Date, as of the Closing Date), after giving effect to all principal payments made with respect to the Class A-1 Notes on that preceding Distribution Date;

          o    the Interest Rate applicable to the Class A-1 Notes; and

          o the actual number of days elapsed during the period from and including the preceding Distribution Date (or, in the case of the first Distribution Date, from and including the Closing
               Date) to but excluding the current Distribution Date divided by 360.

     o 30/360. Interest on the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes will accrue from and including the ___ day of the prior calendar month (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding the ___ day of the current month (assuming each month has 30 days). The interest payable on the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes, as applicable, on each Distribution Date will equal the product of:

          o the principal amount of that class of Notes as of the preceding Distribution Date (or, in the case of the first Distribution Date, as of the Closing Date), after giving effect to all principal payments made with respect to that class of Notes on that preceding Distribution Date;

          o    the Interest Rate applicable to that class of Notes; and

          o 30 (or __ in the case of the first Distribution Date, assuming a Closing Date of ________, 200_) divided by 360.

     Unpaid Interest Accrues. Interest accrued as of any Distribution Date but not paid on such Distribution Date will be due on the next Distribution Date, together with interest on such amount at the Interest Rate applicable to that class (to the extent lawful).

     Priority of Interest Payments. The Trust will pay interest on the Notes on each Distribution Date with Available Funds in accordance with the priority set forth under "Application of Available Funds--Priority of Distributions". Interest payments to holders of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes will have the same priority. If amounts available to make interest payments on a class of Class A Notes are less than the full amount of interest payable on that class of Notes on a Distribution Date, the related Noteholders will receive their ratable share of that amount, based on the aggregate amount of interest due on that date on each class of Class A Notes. Interest payments to the holders of the Class B Notes will be made only after the interest accrued on each class of Class A Notes and the Priority Principal Distributable Amount, if any, have been paid in full. Interest payments to the holders of the Class C Notes will be made only after the interest accrued on each class of Class A Notes and the Class B Notes and the Priority Principal Distributable Amount and the Secondary Principal Distributable Amount, if any, have been paid in full.

     An Event of Default will occur if the full amount of interest due on the Notes of the Controlling Class is not paid within five days of the related Distribution Date. The failure to pay interest due on any class of Notes, so long as any class of Notes with a higher alphabetical designation remains outstanding within five days of the related Distribution Date, will not be an Event of Default. See "Description of the Indenture--Rights Upon Event of Default" in this prospectus supplement.

Payments of Principal

     Priority and Amount of Principal Payments. On each Distribution Date, Noteholders will receive principal in an amount generally equal to the excess, if any, of:

     o the aggregate unpaid principal amount of the Notes as of the close of business on the preceding Distribution Date (or, in the case of the first Distribution Date, as of the Closing Date), after giving effect to all payments made on that preceding Distribution Date, plus the Overcollateralization Target Amount for the current Distribution Date, over

     o    the Pool Balance as of the last day of the related Collection
          Period.

     On each Distribution Date, all Available Funds allocated to payments of principal on the Notes as described in "Application of Available
Funds--Priority of Distributions" will be aggregated and will be paid out of the Note Payment Account in the following amounts and order of priority:

     (1)  to the Class A-1 Notes until they have been paid in full;

     (2) to the other Class A Notes, sequentially to the Class A-2 Notes until they have been paid in full, then to the Class A-3 Notes until they have been paid in full and then to the Class A-4 Notes until they have been paid in full, the amount required to reduce the aggregate principal amount of the Class A Notes to an amount equal to approximately ___% of the amount by which the Pool Balance as of the last day of the related Collection Period exceeds the Overcollateralization Target Amount for that Distribution Date;

     (3) to the Class B Notes, the amount required to reduce the aggregate principal amount of the Class B Notes to an amount equal to approximately ___% of the amount by which the Pool Balance as of the last day of the related Collection Period exceeds the Overcollateralization Target Amount for that Distribution Date; and

     (4) to the Class C Notes, the amount required to reduce the aggregate principal amount of the Class C Notes to an amount equal to approximately ___% of the amount by which the Pool Balance as of the last day of the related Collection Period exceeds the Overcollateralization Target Amount for that Distribution Date.

     These general rules are subject, however, to the following exceptions:

     o in no event will the principal paid in respect of a class of Notes exceed the unpaid principal amount of that class of Notes;

     o if a Distribution Date is a Final Scheduled Distribution Date for one or more classes of Notes, all principal payments will be made on that Distribution Date and any subsequent Distribution Date first to those classes of Notes with that Final Scheduled Distribution Date, in order of seniority, until those classes of Notes have been paid in full;

     o in the event of any shortfall in the amount of funds available for principal payments on the Notes on any Distribution Date, no principal payments will be made on a class of Notes with a lower alphabetical designation until all principal amounts payable with respect to each class of Notes with a higher alphabetical designation have been paid in full;

     o if on any Distribution Date the Cumulative Net Loss Percentage for that Distribution Date exceeds the related Sequential Payment Trigger, then on that Distribution Date and each subsequent Distribution Date until the Cumulative Net Loss Percentage is less than or equal to the related Sequential Payment Trigger for three consecutive Distribution Dates, principal payments will be allocated sequentially starting with the Class of Notes with the highest alphabetical designation then outstanding (and, with respect to the Class A Notes, sequentially starting with the Class A Notes with the lowest numerical designation then outstanding) until that class has been paid in full; and

     o if the Notes have been accelerated following the occurrence of an Event of Default, the Trust will distribute the funds allocated to the holders of the Notes to pay principal of the Notes, together with amounts that would otherwise be payable to the holders of the Certificates, as described under "--Priority of Payments Will Change If the Notes Are Accelerated Following an Event of Default".

     Final Scheduled Distribution Dates. The principal amount of any class of Notes, to the extent not previously paid, will be due on the Final Scheduled Distribution Date for that class. The Final Scheduled Distribution Dates for the Notes are as follows:

     o    _________ for the Class A-1 Notes;

     o    _________ for the Class A-2 Notes;

     o    _________ for the Class A-3 Notes;

     o    _________ for the Class A-4 Notes;

     o    _________ for the Class B Notes; and

     o    _________ for the Class C Notes.

     The date on which each class of Notes is paid in full is expected to be earlier than the Final Scheduled Distribution Date for that class and could be significantly earlier depending upon the rate at which the Principal Balances of the Receivables are paid. See "The Receivables Pool--Weighted Average Lives of the Notes" in this prospectus supplement and "Maturity and Prepayment Considerations" in the prospectus for a further discussion of Receivable prepayments.

Priority of Payments Will Change If the Notes Are Accelerated Following an Event of Default

     Following the occurrence of an Event of Default under the Indenture which has resulted in an acceleration of the Notes, the priority of payments made to the interested parties will change from the normal priority set forth under "Application of Available Funds--Priority of Distributions". In that instance, payments on the Notes will be made in the following order of priority:

   (1) first, to the Servicer, the Servicing Fee, any overdue Servicing Fees and any Nonrecoverable Advances;

   (2) second, to the Indenture Trustee, the Owner Trustee and the Paying Agent, the fees and expenses due to each of them, without limitation;

   (3) third pro rata, to the Class A Noteholders, the Accrued Class Note Interest for the Class A Notes;

   (4)(a) fourth, if an Event of Default has occurred as a result of the first, second or fifth events set forth under "Description of the Indenture--Events of Default" in this prospectus supplement, in the following order of priority:

          o to the Class A-1 Noteholders until the Class A-1 Notes have been paid in full;

          o to the Class A-2 Noteholders, the Class A-3 Noteholders and the Class A-4 Noteholders, pro rata, until all classes of Class A Notes have been paid in full;

          o to the Class B Noteholders, the Accrued Class Note Interest for the Class B Notes;

          o to the Class B Noteholders until the Class B Notes have been paid in full;

          o to the Class C Noteholders, the Accrued Class Note Interest for the Class C Notes; and

          o to the Class C Noteholders until the Class C Notes have been paid in full;

   (4)(b) fourth, if an Event of Default has occurred that arises from any event set forth under "Description of the Indenture--Events of Default" in this prospectus supplement, other than those events described in clause 4(a) above, in the following order of priority:

          o to the Class B Noteholders, the Accrued Class Note Interest for the Class B Notes;

          o to the Class C Noteholders, the Accrued Class Note Interest for the Class C Notes;

          o to the Class A-1 Noteholders until the Class A-1 Notes have been paid in full;

          o to the Class A-2 Noteholders, the Class A-3 Noteholders and the Class A-4 Noteholders, pro rata, until all classes of Class A Notes have been paid in full;

          o to the Class B Noteholders until the Class B Notes have been paid in full; and

          o to the Class C Noteholders until the Class C Notes have been paid in full;

     (5) fifth, if another entity has replaced ___________ as Servicer, any unpaid transition expenses due in respect of a transfer of servicing and any Additional Servicing Fees for the related Collection Period will be paid to the successor Servicer; and

     (6) sixth, any remaining amounts will be paid to the holders of the Certificates.

Credit Enhancement

     Subordination. On each Distribution Date, interest and principal payments on the Notes will be subordinated as follows:

     o no interest will be paid on the Class B Notes or the Class C Notes until all interest due on the Class A Notes through the related Interest Period, including, to the extent lawful, interest on any overdue interest, and the Priority Principal Distributable Amount, if any, have been paid in full;

     o no interest will be paid on the Class C Notes until all interest due on the Class B Notes through the related Interest Period, including, to the extent lawful, interest on any overdue interest, and the Priority Principal Distributable Amount and the Secondary Principal Distributable Amount, if any, have been paid in full; and

     o no principal will be paid on the Class B Notes or the Class C Notes until all principal due on the Class A Notes on that Distribution Date has been paid in full and no principal will be paid on the Class C Notes until all principal due on the Class B Notes on that Distribution Date has been paid in full.

     The subordination of the Class B Notes and the Class C Notes is intended to decrease the risk of default by the Trust with respect to payments due to the more senior classes of Notes.

     Overcollateralization. Overcollateralization represents the amount by which the Pool Balance exceeds the aggregate principal amount of the Notes. Overcollateralization will be available to absorb losses on the Receivables that are not otherwise covered by excess collections on or in respect of the Receivables, if any. On the Closing Date, the initial amount of overcollateralization will be not less than $___________. The application of funds as described in clause (9) of "Application of Available Funds--Priority of Distributions" is designed to create overcollateralization and to increase, over time, the amount of overcollateralization as of any Distribution Date to the Overcollateralization Target Amount equal to ____% of the Pool Balance as of the last day of the related Collection Period, but in no event less than $___________. This will be effected by paying a greater amount of principal on the Notes on the first several Distribution Dates after the Closing Date than is paid by obligors on the principal of the Receivables during this time. The amount of this payment on the Notes will be funded primarily from interest collections on the Receivables in excess of the interest paid on the Notes and other fees required to be paid by the Trust, but this payment will not be made from funds in the Reserve Fund.

     Reserve Fund. The Servicer will establish and maintain with ___________ in the name of the Indenture Trustee the Reserve Fund into which certain excess collections on the Receivables will be deposited and from which amounts may be withdrawn to pay the monthly Servicing Fees and any Nonrecoverable Advances to the Servicer, all monies due to the Trustees and the Paying Agent and to make required payments on the Notes.

     The Seller will deposit the Reserve Fund Initial Deposit in the Reserve Fund on the Closing Date. On each Distribution Date, the Indenture Trustee, directly or through the Paying Agent, will deposit in the Reserve Fund, from amounts collected on or in respect of the Receivables during the related Collection Period and not used on that Distribution Date to pay the Required Payment Amount, the amount, if any, by which the Required Reserve Fund Amount for that Distribution Date exceeds the amount on deposit in the Reserve Fund on that Distribution Date, after giving effect to all required withdrawals from the Reserve Fund on that Distribution Date. The amounts on deposit in the Reserve Fund will be invested by the Servicer in Permitted Investments. The Reserve Fund must be maintained as an Eligible Deposit Account.

     On each Determination Date, the Servicer will determine the Reserve Fund Draw Amount, if any, for the related Distribution Date. If the Reserve Fund Draw Amount for any Distribution Date is greater than zero, the Indenture Trustee, directly or through the Paying Agent, will withdraw that amount, up to the amount on deposit in the Reserve Fund, from the Reserve Fund and transfer the amount withdrawn to the Collection Account. If the amount required to be withdrawn from the Reserve Fund to cover shortfalls in funds on deposit in the Collection Account exceeds the amount on deposit in the Reserve Fund, a temporary shortfall in the amounts distributed to the Noteholders could result. In addition, depletion of the Reserve Fund ultimately could result in losses on your Notes.

     If the amount on deposit in the Reserve Fund on any Distribution Date exceeds the Required Reserve Fund Amount for that Distribution Date, after giving effect to all required deposits to and withdrawals from the Reserve Fund on that Distribution Date, that excess will be paid to the Certificateholders. Any amount paid to the Certificateholders will no longer be the property of the Trust. On or after the termination of the Trust, the Certificateholders will be entitled to receive any amounts remaining in the Reserve Fund after all required payments to the Servicer, the Trustees, the Paying Agent and the Noteholders have been made.

     If the amount on deposit in the Collection Account and the Reserve Fund on any Distribution Date equals or exceeds the aggregate principal amount of the Notes, accrued and unpaid interest thereon and all amounts due to the Servicer, the Trustees and the Paying Agent, all such amounts will be applied to retire the Notes and pay such amounts due.

     If any class of Notes has not been paid in full on any Distribution Date on or after its Final Scheduled Distribution Date (after giving effect to the distribution of Available Funds on such Distribution Date), the Indenture Trustee, directly or through the Paying Agent, will distribute to the holders of that class of Notes, from amounts on deposit in the Reserve Fund, an amount equal to the lesser of the funds on deposit in the Reserve Fund and the outstanding principal amount of that class of Notes. After the payment in full, or the provision for such payment, of all accrued and unpaid interest on the Notes and the principal amount of the Notes, and the payment in full of all amounts due to the Servicer, the Trustees and the Paying Agent any funds remaining on deposit in the Reserve Fund will be paid to the Certificateholders.

     Certificates. The Certificates will represent undivided interests in the Trust and will be issued pursuant to the Trust Agreement. The Certificates are not being offered hereby, and the Certificates, representing 100% of the equity in the Trust, will be acquired by PASS Holding. The Certificates will not bear interest and will not have any principal balance. The rights of the Certificateholders to receive distributions will be subordinated to the rights of the Noteholders to receive all amounts payable to them as distributions as described under "Application of Available Funds--Priority of Distributions".

Optional Prepayment

     In order to avoid excessive administrative expense, the Servicer will be permitted, at its option, to purchase all remaining Receivables from the Trust on any Distribution Date if the Pool Balance as of the close of business on the last day of the related Collection Period is 10% or less of the initial Pool Balance. The exercise of this right will effect the early retirement of the Notes. See "Description of the Receivables Transfer and Servicing Agreements--Optional Purchase of Receivables".

Controlling Class

     So long as any Class A Notes are outstanding, the Class A Notes will be the Controlling Class. As a result, holders of the Class A Notes generally will vote together as a single class under the Indenture. Upon payment in full of the (i) Class A Notes, the Class B Notes will be the Controlling Class and
(ii) Class B Notes, the Class C Notes will be the Controlling Class.

The Indenture Trustee

     _________________ will be the Indenture Trustee under the Indenture. The Indenture Trustee is a national banking association. The principal corporate trust office of the Indenture Trustee is located at _________________, _________________ , Attention: _________________. The Indenture Trustee will have various rights and duties with respect to the Notes. See "Description of the Indenture" in this prospectus supplement and "The Indenture" in the prospectus for a further discussion of the rights and duties of the Indenture Trustee. The Depositor, the Seller and their respective affiliates may maintain normal commercial banking relations with the Indenture Trustee and its affiliates.

                        Application of Available Funds

Sources of Funds for Distributions

     The funds available to the Trust to make payments on the Notes on each Distribution Date will come from the following sources:

     o collections received on or in respect of the Receivables during the related Collection Period;

     o net recoveries received during the related Collection Period on Receivables that were charged off as losses in prior months;

     o Simple Interest Advances made by the Servicer for the related Collection Period;

     o in the event that the Servicer is required to deposit collections received on or in respect of the Receivables into the Collection Account on a daily, rather than monthly, basis, investment earnings on funds on deposit in the Collection Account;

     o proceeds of repurchases of Receivables by the Seller or purchases of Receivables by the Servicer because of certain breaches of representations or covenants; and

     o    funds, if any, withdrawn from the Reserve Fund for that Distribution
          Date.

     The calculation of the funds available to make payments on the Notes is set forth in the definition of Available Funds under "Glossary of Terms".

Priority of Distributions

     On each Distribution Date, the Trust will apply the Available Funds in the following amounts and order of priority:

     (1) to the Servicer, for the related Collection Period, the Servicing Fee (plus any overdue Servicing Fees for one or more prior Collection Periods) and any Nonrecoverable Advances for the related Collection Period;

     (2) to the Trustees and the Paying Agent pro rata, the fees and expenses due to each of them for the related Collection Period plus any overdue fees and expenses of the Trustees and the Paying Agent for the immediately preceding Collection Period; provided, however, that the aggregate amount to be paid to the Trustees and the Paying Agent for such fees and expenses pursuant to this clause shall not exceed $_______ in any given calendar year;

     (3) to the Note Payment Account for the benefit of the holders of the Class A Notes, the Interest Distributable Amount for each class of Class A Notes;

     (4) to the Note Payment Account for the benefit of the holders of the Notes for distribution as a payment of principal and in the priority set forth under "Description of the Notes--Payments of Principal", the Priority Principal Distributable Amount, if any;

     (5) to the Note Payment Account for the benefit of the holders of the Class B Notes, the Interest Distributable Amount for the Class B Notes;

     (6) to the Note Payment Account for the benefit of the holders of the Notes for distribution as a payment of principal and in the priority set forth under "Description of the Notes--Payments of Principal", the Secondary Principal Distributable Amount, if any;

     (7) to the Note Payment Account for the benefit of the holders of the Class C Notes, the Interest Distributable Amount for the Class C Notes;

     (8) to the Note Payment Account for the benefit of the holders of the Notes for distribution as a payment of principal and in the priority set forth under "Description of the Notes--Payments of Principal", the Tertiary Principal Distributable Amount, if any;

     (9) to the Note Payment Account for the benefit of the holders of the Notes for distribution as a payment of principal and in the priority set forth under "Description of the Notes--Payments of Principal", the Regular Principal Distributable Amount, if any;

     (10) to the Reserve Fund, the excess, if any, of the Required Reserve Fund Amount for that Distribution Date over the amount then on deposit in the Reserve Fund, after giving effect to all required withdrawals from the Reserve Fund on that Distribution Date;

     (11) to any successor Servicer, any unpaid transition expenses due in respect of a transfer of servicing and any Additional Servicing Fees for the related Collection Period;

     (12) to the Trustees and the Paying Agent pro rata, the fees and expenses due to each of them for the related Collection Period plus any overdue fees and expenses of the Trustees and the Paying Agent for the immediately preceding Collection Period, to the extent that they have not previously been paid; and

     (13) unless the Notes have been accelerated following the occurrence of an Event of Default, to the Certificateholders, any amounts remaining after the foregoing distributions.

       Description of the Receivables Transfer and Servicing Agreements

     We summarize below some of the important terms of the Receivables Purchase Agreement and the Sale and Servicing Agreement. We will file a copy of these agreements with the SEC after the Trust issues the Notes. This summary is not a complete description of all of the provisions of the Receivables Purchase Agreement and the

Sale and Servicing Agreement. We refer you to those documents. This summary supplements the description of the Receivables Purchase Agreement and the Sale and Servicing Agreement set forth under "Description of the Receivables Transfer and Servicing Agreements" in the prospectus.

     The Seller will agree in the Receivables Purchase Agreement to repurchase from the Trust any Receivable as to which the Seller has breached a representation or warranty if that breach materially and adversely affects the interest of the Depositor, the Trust or any Noteholder in that Receivable and the Seller has not cured that breach on or before the last day of the Collection Period which includes the 30th day after the date on which the Seller becomes aware of, or receives written notice of, such breach. The Seller will repurchase such Receivable as of the last day of such Collection Period by depositing an amount equal to the Purchase Amount into the Collection Account on the related Deposit Date. The Depositor will assign to the Trust, pursuant to the Sale and Servicing Agreement, all of its rights under the Receivables Purchase Agreement, including its right to cause the Seller to repurchase Receivables as to which there has been a breach of a representation or warranty. The repurchase obligation of the Seller under the Receivables Purchase Agreement, as assigned to the Trust under the Sale and Servicing Agreement, will constitute the sole remedy available to the Trust, the Noteholders, the Indenture Trustee, the Owner Trustee and the Certificateholders for any uncured breach of a representation or warranty relating to the Receivables as contained in the Receivables Purchase Agreement.

Servicing the Receivables

     The Servicer, pursuant to the Sale and Servicing Agreement, will service, manage, maintain custody of and collect amounts due under the Receivables. The Servicer will make reasonable efforts to collect all payments due under the Receivables and will, consistent with the Sale and Servicing Agreement, follow the collection practices and procedures it follows with respect to comparable motor vehicle retail installment sale contracts that it owns or services for itself or others. The Servicer will continue to follow its normal collection practices and procedures to the extent necessary or advisable to realize upon any Defaulted Receivables. The Servicer may sell the Financed Vehicle securing any Defaulted Receivable at a public or private sale or take any other action permitted by applicable law.

     The Servicer may, in its sole discretion but consistent with its normal practices and procedures, extend the payment schedule applicable to any Receivable for credit-related reasons; provided, however, that if the extension of a payment schedule causes a Receivable to remain outstanding after the last day of the Collection Period preceding the Class C Final Scheduled Distribution Date, the Servicer will, pursuant to the Sale and Servicing Agreement, purchase that Receivable for an amount equal to the Purchase Amount as of the last day of the Collection Period which includes the 30th day after the date of discovery by or notice to the Servicer of such extension. The purchase obligation of the Servicer under the Sale and Servicing Agreement will constitute the sole remedy available to the Trust, the Noteholders, the Indenture Trustee, the Owner Trustee and the Certificateholders for any extension of a payment schedule that causes a Receivable to remain outstanding after the Collection Period preceding the Final Scheduled Distribution Date for the Class C Notes.

Accounts

     In addition to the accounts referred to under "Description of the Receivables Transfer and Servicing Agreements--Accounts" in the prospectus, the Servicer will establish:

     o    the Note Payment Account for the benefit of the Noteholders; and

     o the Reserve Fund for the benefit of the Noteholders, the Trustees and the Servicer.

     So long as the Servicer is entitled to deposit collections on or in respect of the Receivables into the Collection Account on a monthly basis, all net investment earnings on funds on deposit in the Collection Account will be distributed to the Servicer. In the event that the Servicer is required to make such deposits on a daily basis, all such net investment earnings will be retained in the Collection Account.

     As of the Closing Date, the Servicer will be permitted to retain all collections received on or in respect of the Receivables during each Collection Period and deposit such collections into the Collection Account on the related Deposit Date. See "Description of the Receivables Transfer and Servicing Agreements--Collections" in the prospectus.

Advances

     The Servicer, at its option, may make Simple Interest Advances on the Business Day preceding each Distribution Date to the extent that the Servicer determines that such advances will be recoverable. The Servicer will recover Simple Interest Advances from (i) subsequent payments made by or on behalf of the related obligor, (ii) Liquidation Proceeds and Recoveries and (iii) the Purchase Amount or, upon the Servicer's determination that such advance is a Nonrecoverable Advance, from any Available Collections as described in clause
(1) under "Application of Available Funds--Priority of Distributions".

Servicing Compensation and Expenses

     The Servicer will be entitled to receive the Servicing Fee on each Distribution Date. The Servicing Fee, together with any portion of the Servicing Fee that remains unpaid from any prior Distribution Date, will be payable on each Distribution Date. The Servicing Fee will be paid only to the extent of the funds deposited into the Collection Account with respect to the Collection Period relating to such Distribution Date, plus funds, if any, deposited into the Collection Account from the Reserve Fund. See "Description of the Receivables Transfer and Servicing Agreements--Servicing Compensation and Expenses" in the prospectus.

Events of Servicing Termination

     The provisions set forth below supersede the provisions set forth in "Description of the Receivables Transfer and Servicing Agreements--Events of Servicing Termination" in the prospectus.

     The following events will constitute Events of Servicing Termination under the Sale and Servicing Agreement:

     o the Servicer shall fail to make any required payment or deposit under the Sale and Servicing Agreement and that failure shall continue unremedied beyond the earlier of five Business Days following the date that payment or deposit was due or, in the case of a payment or deposit to be made no later than a Distribution Date or the related Deposit Date, such Distribution Date or Deposit Date, as applicable;

     o the Servicer shall fail to deliver to the Owner Trustee or the Indenture Trustee the monthly report relating to the payment of amounts due to Noteholders and that failure shall continue unremedied beyond the earlier of three Business Days following the date that report was due and the related Deposit Date;

     o the Servicer shall fail to observe or perform in any material respect any other covenant or agreement in the Sale and Servicing Agreement that materially and adversely affects the rights of the Depositor or the Noteholders and that failure shall continue unremedied for 60 days after written notice of that failure shall have been given to the Servicer by the Depositor, the Owner Trustee or the Indenture Trustee or to the Depositor, the Servicer, the Owner Trustee and the Indenture Trustee by the holders of Notes evidencing not less than 25% of the aggregate principal amount of the Controlling Class;

     o any representation or warranty of the Servicer made in the Sale and Servicing Agreement or in any certificate delivered pursuant thereto or in connection therewith, other than any representation or warranty relating to a Receivable that has been purchased by the Servicer, shall prove to have been incorrect in any material respect as of the time when made and that breach shall continue unremedied for 30 days after written notice of that breach shall have been given to the Servicer by the Depositor, the Owner Trustee or the Indenture Trustee or to the Depositor, the Servicer, the Owner Trustee and the Indenture Trustee by the holders of Notes evidencing not less than 25% of the aggregate principal amount of the Controlling Class; and

     o the occurrence of certain Insolvency Events of the Servicer or its property as specified in the Sale and Servicing Agreement.

Rights Upon Event of Servicing Termination

     The provisions set forth below supersede the provisions set forth in "Description of the Receivables Transfer and Servicing Agreements--Rights Upon Event of Servicing Termination" in the prospectus.

     If an Event of Servicing Termination shall have occurred and be continuing, the Indenture Trustee or holders of Notes evidencing not less than 51% of the aggregate principal amount of the Controlling Class may terminate all of the rights and obligations of the Servicer under the Sale and Servicing Agreement. If the rights and obligations of the Servicer under the Sale and Servicing Agreement have been terminated, the Indenture Trustee, or a successor Servicer appointed by the Indenture Trustee, will succeed to all of the responsibilities, duties and liabilities of the Servicer under the Sale and Servicing Agreement and will be entitled to similar compensation arrangements. If, however, a conservator or receiver has been appointed for the Servicer, and no Event of Servicing Termination other than that appointment has occurred and is continuing, the FDIC, as conservator or receiver for the Servicer, may have the power to prevent a transfer of servicing. If the Indenture Trustee is unwilling or unable to act as successor Servicer, it may appoint, or petition a court of competent jurisdiction to appoint, a successor Servicer with a net worth of not less than $50,000,000 and whose regular business includes the servicing of motor vehicle retail installment sale contracts. The Indenture Trustee may arrange for compensation to be paid to the successor Servicer; provided, however, that the servicing compensation paid to the successor Servicer may not be greater than the servicing compensation paid to the Servicer under the Sale and Servicing Agreement without the prior written consent of the holders of Notes evidencing not less than 51% of the aggregate principal amount of the Controlling Class. The predecessor Servicer will be obligated to pay the costs and expenses associated with the transfer of servicing to the successor Servicer. Such amounts, if not paid by the predecessor Servicer, will be paid out of collections on the Receivables.

Waiver of Past Events of Servicing Termination

     The provisions set forth below supersede the provisions set forth in "Description of the Receivables Transfer and Servicing Agreements--Waiver of Past Events of Servicing Termination" in the prospectus.

     The holders of Notes evidencing not less than 51% of the aggregate principal amount of the Controlling Class may, on behalf of all Noteholders, waive any Event of Servicing Termination and its consequences, except a default in making any required deposits to or payments from the Collection Account, the Note Payment Account, the Certificate Payment Account or the Reserve Fund in accordance with the Sale and Servicing Agreement. No waiver of a default by the Servicer in the performance of its obligations under the Sale and Servicing Agreement will impair the rights of the Noteholders with respect to any subsequent or other Event of Servicing Termination.

Amendment of the Sale and Servicing Agreement

     The provisions set forth below supersede the provisions set forth in "Description of the Receivables Transfer and Servicing Agreements--Amendment" in the prospectus.

     The Sale and Servicing Agreement may be amended from time to time by the Depositor, the Seller, the Servicer and the Owner Trustee, on behalf of the Trust, with the consent of the Indenture Trustee but without the consent of the Noteholders, to cure any ambiguity, to correct or supplement any provision in the Sale and Servicing Agreement that may be inconsistent with any other provisions in the Sale and Servicing Agreement or this prospectus supplement or to add, change or eliminate any other provisions with respect to matters or questions arising under the Sale and Servicing Agreement that are not inconsistent with the provisions of the Sale and Servicing Agreement; provided, however, that no such amendment may materially adversely affect the interests of any Noteholder. An amendment will be deemed not to materially adversely affect the interests of any Noteholder if the person requesting the amendment obtains and delivers to the Indenture Trustee:

     o    an opinion of counsel to that effect; or

     o a letter from each Rating Agency to the effect that the amendment would not result in a qualification, downgrading or withdrawal of its then-current rating of any class of Notes.

     The Sale and Servicing Agreement may also be amended from time to time by the Depositor, the Seller, the Servicer and the Owner Trustee, on behalf of the Trust, with the consent of the Indenture Trustee and the consent of the holders of Notes evidencing at least 66 2/3% of the aggregate principal amount of the Controlling Class, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Sale and Servicing Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment may:

     o increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on or in respect of the Receivables or distributions that are required to be made for the benefit of the Noteholders, or change the Interest Rate applicable to any class of Notes or the Required Reserve Fund Amount, without the consent of all holders of Notes then Outstanding; or

     o reduce the percentage of the aggregate principal amount of the Notes of the Controlling Class the consent of the holders of which is required for any amendment to the Sale and Servicing Agreement without the consent of all holders of Notes then Outstanding.

     No amendment to the Sale and Servicing Agreement will be permitted unless an opinion of counsel is delivered to the Indenture Trustee to the effect that the amendment will not adversely affect the tax status of the Trust, the Notes or any Noteholder.

Optional Purchase of Receivables

     In order to avoid excessive administrative expense, the Servicer will be permitted, at its option, to purchase all remaining Receivables from the Trust on any Distribution Date if the Pool Balance as of the close of business on the last day of the related Collection Period was 10% or less of the initial Pool Balance. The price to be paid by the Servicer in connection with the exercise of this option will equal the lesser of the fair market value of the Receivables and the aggregate Purchase Amount of the Receivables; provided, however, that the purchase price paid by the Servicer for the remaining Receivables, together with amounts on deposit in the Reserve Fund and the Collection Account, must equal or exceed the Note Balance as of the purchase date, plus accrued but unpaid interest on each class of Notes at the related Interest Rate through the related Interest Period, plus all amounts due to the Servicer in respect of its servicing compensation, any unreimbursed Advances and all amounts owed to the Trustees and the Paying Agent. The Servicer will notify the Owner Trustee, the Indenture Trustee, the Depositor, the Seller and the Rating Agencies of the Servicer's intent to exercise its Optional Purchase Right no later than 30 days prior to the related Distribution Date. The exercise of the Optional Purchase Right will effect the early retirement of the Notes. See "Description of the Receivables Transfer and Servicing Agreements--Termination" in the prospectus.

Deposits to the Collection Account

     The provisions set forth below supersede the first two sentences of the first paragraph in "Description of the Receivables Transfer and Servicing Agreements--Collections" in the prospectus.

     As of the Closing Date, with respect to each Distribution Date, the Servicer will deposit all amounts received on or in respect of the Receivables into the Collection Account on the related Deposit Date. See "Description of the Receivables Transfer and Servicing Agreements--Collections" in the prospectus.

     On or before each Distribution Date, the Servicer will instruct the Indenture Trustee to withdraw the Reserve Fund Draw Amount from the Reserve Fund and deposit this amount into the Collection Account.

Servicer Will Provide Information to Indenture Trustee

     On or before each Determination Date, the Servicer will provide the Indenture Trustee and the Paying Agent with certain information specified in the Sale and Servicing Agreement with respect to the related Distribution Date and the related Collection Period, including:

     o    the aggregate amount of collections on the Receivables;

     o    the aggregate amount of Defaulted Receivables;

     o the aggregate Purchase Amount of Receivables to be repurchased by the Seller or to be purchased by the Servicer;

     o    the Reserve Fund Draw Amount, if any;

     o    the Reserve Fund Amount;

     o the aggregate amount to be distributed as principal and interest on the Notes;

     o the Priority Principal Distributable Amount, the Secondary Principal Distributable Amount, the Tertiary Principal Distributable Amount, the Regular Principal Distributable Amount and the Interest Distributable Amount for each class of Class A Notes, the Class B Notes and the Class C Notes;

     o the Overcollateralization Target Amount and the amount by which the Pool Balance as of the last day of the related Collection Period exceeds the Note Balance (after giving effect to all payments made on such Distribution Date);

     o    the Nonrecoverable Advances, if any; and

     o    the Servicing Fee.

                           Administration Agreement

     We summarize below some of the important terms of the Administration Agreement. We will file a copy of the Administration Agreement with the SEC after the Trust issues the Notes. This summary is not a complete description of all of the provisions of the Administration Agreement. We refer you to that document. This summary supplements the description of the Administration Agreement set forth under "Description of the Receivables Transfer and Servicing Agreements" in the prospectus.

     Pursuant to the Administration Agreement, ___________, as Administrator, will provide notices and perform other obligations of the Trust under the Indenture, the Sale and Servicing Agreement and the Trust Agreement. The Administrator will be entitled to receive a monthly administrative fee as compensation for the performance of its obligations under the Administration Agreement, which fee will be paid by the Servicer.

                                Trust Agreement

     We summarize below some of the important terms of the Trust Agreement. We will file a copy of the Trust Agreement with the SEC after the Trust issues the Notes. This summary is not a complete description of all of the provisions of the Trust Agreement. We refer you to that document.

     The Depositor formed the Trust pursuant to a trust agreement, dated as of ________, 200__, between the Depositor and the Owner Trustee, which will be amended and restated by the Trust Agreement. The Trust will, concurrently with the transfer of the Receivables to the Trust pursuant to the Sale and Servicing Agreement, issue the Certificates pursuant to the Trust Agreement.

                         Description of the Indenture

     We summarize below some of the important terms of the Indenture. We will file a copy of the Indenture with the SEC after the Trust issues the Notes. This summary is not a complete description of all of the provisions of the Indenture. We refer you to that document. This summary supplements the description of the Indenture set forth under "The Indenture" in the prospectus.

Paying Agent

     ___________ will act as initial Paying Agent for the Notes under the Indenture. The Paying Agent is affiliated with the Depositor, the Seller and the Servicer. The principal offices of the Paying Agent are located at ___________ , ___________ . Under the Indenture, the Trust, from cashflows in the priorities described in this prospectus supplement, shall reimburse the Paying Agent for the Paying Agent's expenses. The Trust will not be required, however, to reimburse any expense or indemnify against any loss, liability or expense incurred by the Paying Agent through the Paying Agent's own willful misconduct, negligence or bad faith. Any distributions referenced in this prospectus supplement to be made by the Indenture Trustee may be made by the Paying Agent.

Events of Default

     The provisions set forth below supersede the provisions set forth in "The Indenture--Events of Default" in the prospectus.

     The following events will constitute "Events of Default" under the
Indenture:

     o a default in the payment of interest on any Note of the Controlling Class for five or more days;

     o a default in the payment of principal of any Note on the related Final Scheduled Distribution Date;

     o a default in the observance or performance of any other material covenant or agreement of the Trust made in the Indenture and such default not having been cured for a period of 60 days after written notice thereof has been given to the Trust by the Depositor or the Indenture Trustee or to the Trust, the Depositor and the Indenture Trustee by the holders of Notes evidencing not less than 25% of the aggregate principal amount of the Controlling Class;

     o any representation or warranty made by the Trust in the Indenture or in any certificate delivered pursuant thereto or in connection therewith having been incorrect in any material respect as of the time made and such incorrectness not having been cured for a period of 30 days after written notice thereof has been given to the Trust by the Depositor or the Indenture Trustee or to the Trust, the Depositor and the Indenture Trustee by the holders of Notes evidencing not less than 25% of the aggregate principal amount of the Controlling Class; and

     o certain events of bankruptcy, insolvency, receivership or liquidation of the Trust or its property as specified in the Indenture.

Rights Upon Event of Default

     The provisions set forth below supersede the provisions set forth in "The Indenture--Rights Upon Event of Default" in the prospectus.

     If an Event of Default shall have occurred and be continuing, the Indenture Trustee or the holders of Notes evidencing not less than 51% of the aggregate principal amount of the Controlling Class may, upon prior written notice to each Rating Agency, declare the Notes immediately due and payable. Any declaration of acceleration by the Indenture Trustee or the Noteholders may be rescinded by the holders of Notes evidencing not less than 51% of the aggregate principal amount of the Controlling Class at any time before a judgment or decree for payment of the amount due has been obtained by the Indenture Trustee if the Trust has deposited with the Indenture Trustee an amount sufficient to pay all principal of and interest on the Notes and all other amounts then due as if the Event of Default giving rise to the declaration of acceleration had not occurred and all Events of Default, other than the nonpayment of principal of the Notes that has become due solely as a result of the acceleration, have been cured or waived.

     If the Notes have been declared immediately due and payable by the Indenture Trustee or the Noteholders following an Event of Default, the Indenture Trustee may, and at the direction of the holders of Notes evidencing not less than 51% of the aggregate principal amount of the Controlling Class shall, institute proceedings to collect amounts due, exercise remedies as a secured party, including foreclosure or sale of the property of the Trust, or elect to maintain the property of the Trust and continue to apply proceeds from the property of the Trust as if there had been no declaration of acceleration. The Indenture Trustee may not, however, sell the property of the Trust following an Event of Default, other than a default for five or more days in the payment of interest on the Notes of the Controlling Class or a default in the payment of any required principal payment on the Notes, unless:

     o the holders of Notes evidencing 100% of the Note Balance consent to the sale;

     o the proceeds of the sale will be sufficient to pay in full the principal amount of and accrued but unpaid interest on the Notes; or

     o the Indenture Trustee determines that the property of the Trust would not be sufficient on an ongoing basis to make all payments on the Notes as those payments would have become due had the Notes not been declared due and payable and the holders of Notes evidencing not less than 66 2/3% of the aggregate principal amount of the Controlling Class consent to the sale.

     The Indenture Trustee may, but need not, obtain and rely upon an opinion of an independent accountant or investment banking firm as to the sufficiency of the property of the Trust to pay principal of and interest on the Notes on an ongoing basis.

     If the property of the Trust is sold following an Event of Default, the Indenture Trustee will apply or cause to be applied the proceeds of that sale first to pay all amounts due to the Indenture Trustee as compensation under the terms of the Indenture and then as Available Funds as described under "Description of the Notes--Priority of Payments Will Change If the Notes Are Accelerated Following an Event of Default".

     If the property of the Trust is sold following an Event of Default and the proceeds of that sale are insufficient to pay in full the principal amount of and all accrued but unpaid interest on the Notes, the Indenture Trustee will withdraw available amounts from the Reserve Fund in respect of that shortfall.

     If an Event of Default shall have occurred and be continuing, subject to the provisions of the Indenture relating to the duties of the Indenture Trustee, the Indenture Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of the Noteholders if the Indenture Trustee reasonably believes that it will not be adequately indemnified against the costs, expenses and liabilities which might be incurred by it in complying with that request or direction. The holders of Notes evidencing not less than 51% of the aggregate principal amount of the Controlling Class will have the right, subject to certain limitations contained in the Indenture, to direct the time, method and place of conducting any proceeding or any remedy available to the Indenture Trustee.

     No holder of a Note will have the right to institute any proceeding with respect to the Indenture, unless:

     o the holder previously has given to the Indenture Trustee written notice of a continuing Event of Default;

     o the holders of Notes evidencing not less than 25% of the aggregate principal amount of the Controlling Class have made written request to the Indenture Trustee to institute such proceeding in its own name as Indenture Trustee;

     o the holder or holders have offered the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

     o the Indenture Trustee has for 60 days after such notice, request and offer of indemnity failed to institute the proceeding; and

     o no direction inconsistent with such request has been given to the Indenture Trustee during such 60-day period by the holders of Notes evidencing not less than 51% of the aggregate principal amount of the Controlling Class.

     If the Indenture Trustee receives conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each holding Notes evidencing less than 51% of the aggregate principal amount of the Controlling Class, the Indenture Trustee in its sole discretion will determine what action, if any, will be taken with respect to such requests.

     The Indenture Trustee and the Noteholders, by accepting the Notes, will covenant that they will not at any time institute against the Trust any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law.

     Neither the Indenture Trustee nor the Owner Trustee, nor any of their respective owners, beneficiaries, agents, officers, directors, employees, affiliates, successors or assigns will be personally liable for the payment of the principal of or interest on the Notes or for the agreements of the Trust contained in the Indenture.

     The right of any Noteholder to receive payments of principal and interest on its Notes when due, or to institute suit for any payments not made when due, shall not be impaired or affected without the Noteholder's consent.

Waiver of Past Defaults

     Prior to acceleration of the maturity of the Notes, the holders of Notes evidencing at least 51% of the aggregate principal amount of the Controlling Class may waive any past default or Event of Default, other than a default in payment of principal of or interest on any of the Notes or in respect of any covenant or other provision in the Indenture that cannot be amended, supplemented or modified without the unanimous consent of the Noteholders. No such waiver will impair the right of any Noteholders with respect to any subsequent or other default or Event of Default.

Replacement of Indenture Trustee

     Pursuant to the Trust Indenture Act of 1939, as amended, the Indenture Trustee may be deemed to have a conflict of interest and be required to resign as trustee for the Class A Notes, the Class B Notes or the Class C Notes if a default occurs under the Indenture. In these circumstances, the Indenture will provide for a successor trustee to be appointed for one or each of the Class A Notes, the Class B Notes or the Class C Notes, in order that there be separate trustees for each of the Class A Notes, the Class B Notes and the Class C Notes. Any resignation of the original Indenture Trustee with respect to any class of Notes will become effective only upon the appointment of a successor Indenture Trustee for such class of Notes and such successor's acceptance of such appointment.

     The holders of Notes evidencing at least 51% of the aggregate principal amount of the Notes, may remove the Indenture Trustee without cause by notifying the Indenture Trustee, the Owner Trustee, the Depositor and each

Rating Agency of that removal and, following that removal, may appoint a successor Indenture Trustee. Any successor Indenture Trustee must at all times satisfy the applicable requirements of the Trust Indenture Act of 1939, as amended, and must have a combined capital and surplus of at least $50,000,000 and a long-term debt rating of investment grade by each Rating Agency or must otherwise be acceptable to each Rating Agency.

     The Indenture Trustee may resign at any time by notifying the Trust and the Noteholders. The Trust will be required to remove the Indenture Trustee if the Indenture Trustee:

     o ceases to be eligible to continue as the Indenture Trustee under the Indenture;

     o    is adjudged to be bankrupt or insolvent;

     o    comes under the charge of a receiver or other public officer; or

     o    otherwise becomes incapable of acting.

     Upon the resignation or removal of the Indenture Trustee, or the failure of the Noteholders to appoint a successor Indenture Trustee following the removal of the Indenture Trustee without cause, the Administrator will be required promptly to appoint a successor Indenture Trustee under the Indenture. Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee will not become effective until acceptance of such appointment by the successor Indenture Trustee.

Compensation; Indemnification

     The sentence set forth below supersede the first sentence set forth in "The Indenture--The Indenture Trustee--Compensation; Indemnification" in the prospectus.

     The Administrator will pay to the Indenture Trustee from time to time reasonable compensation for its services, reimburse the Indenture Trustee for all expenses and disbursements reasonably incurred or made by it and indemnify the Indenture Trustee for, and hold it harmless against, any and all losses, liabilities or expenses, including attorneys' fees, incurred by it in connection with the administration of the Trust and the performance of its duties under the Indenture. See "The Indenture--The Indenture Trustee--Compensation; Indemnification" in the prospectus for more information on the compensation and indemnification pertaining to the Indenture Trustee.

Satisfaction and Discharge of Indenture

     The Indenture will be discharged with respect to the collateral securing the Notes upon:

     o delivery to the Indenture Trustee for cancellation of all the Notes or, if all Notes not delivered to the Indenture Trustee for cancellation have become due and payable, upon the irrevocable deposit with the Indenture Trustee of funds sufficient for the payment in full of the principal amount of and all accrued but unpaid interest on the Notes;

     o payment by the Trust of all amounts due under the Indenture and the other transaction documents;

     o delivery to the Indenture Trustee of an officer's certificate and an opinion of counsel, which may be internal counsel to the Depositor or the Servicer, stating that all conditions precedent provided for in the Indenture relating to the satisfaction and discharge of the Indenture have been satisfied; and

     o delivery to the Indenture Trustee of an opinion of counsel to the effect that the satisfaction and discharge of the Indenture will not cause any Noteholder to be treated as having sold or exchanged its Notes for purposes of Section 1001 of the Internal Revenue Code.

Modification of Indenture

     The provisions set forth below supersede the provisions set forth in "The Indenture--Modification of Indenture" in the prospectus.

     The Owner Trustee, on behalf of the Trust, and the Indenture Trustee may, without the consent of the Noteholders, but with the consent of, and with prior written notice to, each Rating Agency, enter into one or more supplemental indentures for the purpose of, among other things, adding to the covenants of the Trust for the benefit of the Noteholders, curing any ambiguity, correcting or supplementing any provision of the Indenture which may be inconsistent with any other provision of the Indenture, any other transaction document or of the prospectus or this prospectus supplement or adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture which will not be inconsistent with other provisions of the Indenture; provided, however, that no such supplemental indenture may materially adversely affect the interests of any Noteholder.

     The Owner Trustee, on behalf of the Trust, and the Indenture Trustee may, with the consent of the holders of Notes evidencing not less than 51% of the aggregate principal amount of the Controlling Class and with prior written notice to each Rating Agency, enter into one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or modifying in any manner the rights of the Noteholders; provided, however, that no such supplemental indenture may, without the consent of all Noteholders affected by such supplemental indenture:

     o change the Final Scheduled Distribution Date or the due date of any installment of principal of or interest on any Note or reduce the principal amount, the interest rate or the redemption price with respect to any Note, change the application of collections on or the proceeds of a sale of the property of the Trust to payment of principal and interest on the Notes or change any place of payment where, or the coin or currency in which, any Note or any interest on any Note is payable;

     o impair the right to institute suit for the enforcement of provisions of the Indenture regarding certain payments;

     o reduce the percentage of the aggregate principal amount of the Controlling Class the consent of the holders of Notes of which is required for any such supplemental indenture or the consent of the holders of which is required for any waiver of compliance with certain provisions of the Indenture or of certain defaults thereunder and their consequences as provided for in the Indenture;

     o modify or alter the provisions of the Indenture regarding the voting of Notes held by the Trust, any other obligor on the Notes, the Depositor, ___________ or any of their respective affiliates or modify or alter the definition of Note Balance or the definition of Controlling Class;

     o reduce the percentage of the Note Balance the consent of the holders of Notes of which is required to direct the Indenture Trustee to sell or liquidate the property of the Trust after an Event of Default if the proceeds of the sale or liquidation would be insufficient to pay in full the principal amount of and accrued but unpaid interest on the outstanding Notes;

     o reduce the percentage of the aggregate principal amount of the Controlling Class the consent of the holders of Notes of which is required to amend the sections of the Indenture which specify the applicable percentage of the aggregate principal amount of the Controlling Class necessary to amend the Indenture or any of the other documents relating to the Trust;

     o affect the calculation of the amount of interest or principal payable on any Note on any Distribution Date, including the calculation of any of the individual components of such calculation;

     o affect the rights of the Noteholders to the benefit of any provisions for the mandatory redemption of the Notes provided in the Indenture; or

     o permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any of the collateral for the Notes or, except as otherwise permitted or contemplated in the Indenture, terminate the lien of the Indenture on any such collateral or deprive the holder of any Note of the security afforded by the lien of the Indenture.

     A supplemental indenture will be deemed not to materially adversely affect the interests of any Noteholder if the person requesting the supplemental indenture obtains and delivers to the Indenture Trustee:

     o    an opinion of counsel to that effect; or

     o a letter from each Rating Agency to the effect that the supplemental indenture would not result in a qualification, downgrading or withdrawal of its then-current rating of any class of Notes.

     No supplemental indenture will be permitted unless an opinion of counsel is delivered to the Indenture Trustee to the effect that the supplemental indenture will not materially adversely affect the taxation of any Note or any Noteholder, or adversely affect the tax status of the Trust.

Notes Owned by the Trust, the Depositor, ___________  or their Affiliates

     In general, except as otherwise described in the Indenture, the Trust Agreement, the Sale and Servicing Agreement or any other document related to the transaction described in this prospectus supplement, any Notes owned by the Trust, the Depositor, ___________ or any of their respective affiliates will be entitled to benefits under such documents equally and proportionately to the benefits afforded other owners of the Notes except that such Notes will be deemed not to be outstanding for the purpose of determining whether the requisite percentage of holders of Notes have given any request, demand, authorization, direction, notice, consent or waiver under such documents, unless all of the Notes of the related class or classes are owned by the Trust, the Depositor, ___________ or any of their respective affiliates.

               Material Legal Issues Relating to the Receivables

Certain Matters Relating to Conservatorship and Receivership

     National banks, such as the Seller, are not eligible to be debtors under the federal Bankruptcy Code. Instead, the insolvency of a national bank is governed by the National Bank Act and the FDIA. Under these laws, in the event of an insolvency of a national bank and in certain other circumstances, the FDIC would generally be appointed conservator or receiver of such national bank.

     Both the Seller and the Depositor intend that the transfer of Receivables from the Seller to the Depositor, pursuant to the Receivables Purchase Agreement, be treated as a valid sale and assignment to the Depositor, without credit recourse, of all of the Seller's right, title and interest in and to the Receivables. If the Seller were to become insolvent, the FDIC, if appointed as receiver or conservator of the Seller, might take the position that the transfer of Receivables from the Seller to the Depositor did not constitute a "sale", but rather was a "loan" or other contractual obligation of the Seller to the Depositor secured by the Receivables. If this recharacterization were upheld, the Depositor and the Trust would be creditors of the Seller. Pursuant to the Receivables Purchase Agreement, the Seller will grant the Depositor a security interest in the Receivables and will take certain actions so that if the Depositor were held to be a creditor of the Seller, it will have a perfected security interest in the Receivables as security for any constructive "loan" or other contractual obligation to the Seller. This security interest granted to the Depositor will be assigned by the Depositor to the Trust.

     Under the FDIA, as amended by FIRREA, the FDIC, as conservator or receiver of the Seller, would have the power to repudiate contracts and to request a stay of up to 90 days of any judicial action or proceeding involving an insolvent depository institution. To the extent that:

     o the Seller granted a security interest in the Receivables to the Depositor that was validly assigned to the Trust and then to the Indenture Trustee;

     o the security interest is a first priority security interest and was validly perfected before the Seller's insolvency;

     o the security interest was not taken or granted in contemplation of the Seller's insolvency or with the intent to hinder, delay or defraud the Seller's creditors;

     o the Receivables Purchase Agreement is continuously a record of the Seller;

     o the Receivables Purchase Agreement represents a bona fide and arm's length transaction undertaken for adequate consideration in the ordinary course of business; and

     o the Indenture Trustee is the secured party and is not an insider or affiliate of the Seller;

such valid perfected security interest of the Indenture Trustee would be enforceable (to the extent of the Trust's "actual direct compensatory damages"), notwithstanding the insolvency of the Seller and the subsequent repudiation or disaffirmation of the Receivables Purchase Agreement by the FDIC as conservator or receiver of the Seller. Accordingly, payments to the Trust with respect to the Receivables (up to the amount of such damages) should not be subject to recovery by the FDIC as conservator or receiver of the Seller. If, however, the FDIC were to assert a contrary position or were to require the Indenture Trustee to establish its right to those payments by submitting to and completing the administrative claims procedure established under FIRREA, or if the FDIC were to request a stay of proceedings with respect to the Seller as provided under the FIRREA, delays in payments on the Notes and possible reductions in the amount of those payments could occur.

     The FDIA does not define "actual direct compensatory damages". The staff of the FDIC takes the position that such damages would not include interest accrued to the date of actual repudiation or disaffirmation. Under the FDIC's interpretation, Noteholders would receive interest only through the date on which the FDIC is appointed conservator or receiver of the Seller. Since the FDIC may delay actual repudiation or disaffirmation for up to 180 days following its appointment as conservator or receiver, Noteholders may not receive the full amount of interest owing to them. In addition, there is one reported federal district court decision that construes the term "actual direct compensatory damages". This 1993 court case construed the term, in the context of the repudiation of zero coupon bonds, to mean the fair market value of the bonds as of the date of repudiation. Under neither interpretation, however, would investors be compensated for the period between the appointment of the receiver and the date of repudiation.

     Effective as of September 11, 2000, the FDIC adopted the Securitization Rule. According to the FDIC, the Securitization Rule does not represent a change in the law with respect to securitizations. If the Seller's transfer of Receivables satisfies the requirements of the Securitization Rule then, not withstanding the FDIC's rights described above, the FDIC would not seek to reclaim, recover or recharacterize the Receivables as property of the Seller or of the Seller's receivership. The Seller believes that the transfer of the Receivables will comply in all material respects with the Securitization Rule's requirements. Those requirements include, among other things, that:

     o the Seller will receive adequate consideration for the transfer of the Receivables;

     o the transfer will meet all conditions for sale accounting treatment under generally accepted accounting principles, other than the "legal isolation" condition;

     o the Seller will not, as of the date of transfer of the Receivables, be insolvent or on the verge of insolvency and will not be rendered insolvent or on the verge of insolvency by reason thereof;

     o    the transfer will not be made in contemplation of insolvency;

     o the transfer will be made in good faith and without the intent to hinder, delay or defraud the Seller's creditors; and

     o the transfer will not otherwise be a fraudulent transfer under applicable law.

     Nevertheless, under the Securitization Rule:

     o the FDIC, as conservator or receiver of the Seller, will still retain the right to take certain actions with respect to the Receivables, including the right:

          o to enforce the Receivables Purchase Agreement, the Sale and Servicing Agreement and the other transaction documents to which the Seller is a party, notwithstanding any provision thereof providing for termination, default, acceleration or exercise of rights upon, or solely by reason of, insolvency or the appointment of a conservator or receiver; or

          o to disaffirm or repudiate any of those documents that impose continuing obligations or duties on the Seller in a conservatorship or receivership;

     o there is a statutory prohibition on any attachment or execution being issued by any court upon assets in the possession of the FDIC as conservator or receiver of the Seller;

     o the FDIC, as conservator or receiver of the Seller, still retains the right to obtain a stay, for a period of up to 90 days, in any judicial action or proceeding to which the Seller is a party; and

     o the FDIC, as conservator or receiver for the Seller, still retains the right to require the Indenture Trustee to establish its right to the Receivables by submitting to and completing the claims procedure established by the FDIA.

     In addition, while ___________ is the Servicer, cash collections held by the Servicer may, subject to certain conditions, be commingled and used for the benefit of the Servicer prior to the date on which such collections are required to be deposited in the Collection Account. In the event of the conservatorship or receivership of the Servicer or, in certain circumstances, the lapse of certain time periods, the Trust may not have a perfected interest in such collections and, in such event, the Trust may suffer a loss of all or part of such collections, which may result in a loss to Noteholders.

     A conservator or receiver may also have the power to cause the early sale of the Receivables and the early retirement of the Notes, to prohibit the continued transfer of Receivables to the Trust and to repudiate any servicing obligations of ___________ . In addition, in the case of an Event of Servicing Termination relating to the insolvency of the Servicer, if no Event of Servicing Termination other than such conservatorship or receivership or insolvency exists, the FDIC, as conservator or receiver for the Servicer, may have the power to prevent the appointment of a successor Servicer.

Certain Regulatory Matters

     If the bank regulatory authorities supervising the Seller were to find that any obligation of the Seller or any of its affiliates under any securitization or other agreement, or any activity of the Seller or any of its affiliates, constituted an unsafe or unsound practice or violated any law, rule, regulation or written condition or agreement applicable to the Seller or any of its affiliates, such regulatory authorities may have the power under the FDIA or other applicable laws to order the Seller or any such affiliate, among other things, to rescind such agreement or contract, refuse to perform that obligation, terminate the activity, amend the terms of such obligation or take such other action as such regulatory authorities determine to be appropriate. In such an event, the Seller and such affiliates may not be liable to you for contractual damages for complying with such an order and you may have no recourse against the applicable regulatory authority.

     Recently, after the OCC found that a national bank was, contrary to safe and sound banking practices, receiving inadequate servicing compensation under its securitization agreements, that bank agreed to a consent order with the OCC. Such consent order requires that bank, among other things, to immediately resign as servicer and to cease performing its duties as servicer within approximately 120 days, to immediately withhold and segregate funds from collections for payment of its servicing fee (notwithstanding the priority of payments in the securitization agreements and the perfected security interest of the relevant trust in those funds) and to increase its servicing fee percentage above that which was originally agreed upon in its securitization agreements.

     While the Seller has no reason to believe that any applicable regulatory authority would consider provisions relating to the Seller or any of its affiliates or the payment or amount of a servicing fee to the Seller or any of its affiliate, or any other obligation of the Seller or any of its affiliates under any receivables transfer and servicing agreement or any indenture, to be unsafe or unsound or violative of any law, rule or regulation applicable to them, there can be no assurance that any such regulatory authority would not conclude otherwise in the future. If such a bank regulatory authority did reach such a conclusion, and ordered the Seller or any of its affiliates to rescind or amend these agreements, payments to you could be delayed or reduced.

                   Material Federal Income Tax Consequences

     In the opinion of Sidley Austin Brown & Wood LLP, counsel to the Depositor and federal tax counsel to the Trust, for federal income tax purposes, the Class A Notes and the Class B Notes will be, and the Class C Notes should be, characterized as debt if held by persons other than the beneficial owner of the equity interest in the Trust, and the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation. See "Material Federal Income Tax Consequences" in the prospectus. For a discussion of possible alternative treatments of notes not properly characterized as debt, see "Material Federal Income Tax Consequences--Trusts Treated as Partnerships--Tax Consequences to Holders of the Notes--Possible Alternative Treatments of the Notes" and "--Tax Consequences to Holders of the Certificates" in the prospectus.

                             ERISA Considerations

     The Class A Notes and Class B Notes may, in general, be purchased by, on behalf of or with "plan assets" of Plans. Although we cannot assure you in this regard, the Class A Notes and Class B Notes should be treated as "debt" and not as "equity interests" for purposes of the Plan Assets Regulation because the Notes:

     o are expected to be treated as indebtedness under local law and will, in the opinion of federal tax counsel to the Trust, be treated as debt, rather than equity, for federal income tax purposes (see "Material Federal Income Tax Consequences" in the prospectus); and

     o    should not be deemed to have any "substantial equity features".

     Because there is a risk that the Class C Notes may not be treated as "debt" for purposes of the Plan Assets Regulations, the Class C Notes may not be acquired by an employee benefit plan (as such term is defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, a plan described in and subject to Internal Revenue Code Section 4975, any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or a person investing on behalf of, or with, plan assets of such a plan.

     See "ERISA Considerations" in the prospectus.

     The acquisition and holding of Notes of any class by or on behalf of a Plan could be considered to give rise to a prohibited transaction under ERISA or Section 4975 of the Internal Revenue Code if the Trust, the Owner Trustee, the Indenture Trustee, a holder of 50% or more of the equity interest in the Trust or any of their respective affiliates is or becomes a "party in interest" or a "disqualified person" (as defined in ERISA and the Internal Revenue Code, respectively) with respect to such Plan.

     Depending on the relevant facts and circumstances, certain prohibited transaction exemptions may apply to the purchase or holding of securities--for example, PTCE 96-23, which exempts certain transactions effected on behalf of a Plan by an "in-house asset manager"; PTCE 95-60, which exempts certain transactions by insurance company general accounts; PTCE 91-38, which exempts certain transactions by bank collective investment funds; PTCE 90-1, which exempts certain transactions by insurance company pooled separate accounts; or PTCE 84-14, which exempts certain transactions effected on behalf of a Plan by a "qualified professional asset manager". Each investor in a Class A Note or a Class B Note, by its acceptance of the Note or a beneficial interest therein, will be deemed to represent either that it is not a Plan, and is not investing on behalf of or with plan assets of a Plan, or that its acquisition and holding of the Note satisfy the requirements for exemptive relief under one of the foregoing exemptions.

     Because the Trust, the Depositor, the Servicer, the Trustees, the underwriters or any of their respective affiliates may receive certain benefits in connection with the sale of the Notes, the purchase of Class A Notes or Class B Notes using plan assets over which any of such parties has investment authority may be deemed to be a violation of the prohibited transaction rules of ERISA or Section 4975 of the Internal Revenue Code for which no exemption may be available. Accordingly, any investor considering a purchase of Class A Notes or Class B Notes using plan assets should consult with its counsel if the Trust, the Depositor, the Servicer, any Trustee, any underwriter or any of their respective affiliates has investment authority or administrative discretion or provides advice for a direct or indirect fee with respect to such assets or is an employer maintaining or contributing to the Plan. For additional information regarding treatment of the Class A Notes or Class B Notes under ERISA, see "ERISA Considerations" in the prospectus.

                                 Underwriting

     Subject to the terms and conditions set forth in the underwriting agreement, the Depositor has agreed to cause the Trust to sell to each of the underwriters named below, for whom Wachovia Capital Markets, LLC is acting as representative, and each of those note underwriters has severally agreed to purchase, the initial principal amounts of Underwritten Notes set forth opposite its name below:

                                              Principal          Principal          Principal          Principal
                                              Amount of          Amount of          Amount of          Amount of
Underwriters of the Class A Notes          Class A-1 Notes    Class A-2 Notes    Class A-3 Notes    Class A-4 Notes
----------------------------------------  -----------------  -----------------  -----------------  -----------------
.......................................    $                  $                   $                 $
.......................................
.......................................
.......................................
                                          -----------------  -----------------  -----------------  -----------------
     Total............................    $                  $                   $                 $
                                          =================  =================  =================  =================

     The Depositor has been advised by the representative of the underwriters that the underwriters propose initially to offer the Underwritten Notes to the public at the applicable prices set forth on the cover page of this prospectus supplement. After the initial public offering of the Underwritten Notes, the public offering prices may change.

     The underwriting discounts and commissions are set forth on the cover page of this prospectus supplement. After the initial public offering of the Underwritten Notes, these discounts and commissions may change. The selling concessions that the underwriters may allow to certain dealers and the discounts that such dealers may reallow to certain other dealers, expressed as a percentage of the principal amount of each class of Underwritten Notes shall be as follows:

                                                    Selling
                                                  Concessions      Reallowance
                                                 not to exceed    not to exceed
                                               ----------------  ---------------
Class A-1 Notes.............................          ___%             ___%
Class A-2 Notes.............................          ___%             ___%
Class A-3 Notes.............................          ___%             ___%
Class A-4 Notes.............................          ___%             ___%

     The Notes are new issues of notes and there currently is no secondary market for the Notes. The underwriters for the Underwritten Notes expect to make a secondary market for the related Notes, but will not be obligated to do so. We cannot assure you that a secondary market for the Underwritten Notes will develop. If a secondary market for the Underwritten Notes does develop, it might end at any time or it might not be sufficiently liquid to enable you to resell any of your Notes.

     The Indenture Trustee may, from time to time, invest the funds in the Collection Account and the Reserve Fund in investments acquired from or issued by the underwriters or their affiliates.

     In the ordinary course of business, the underwriters and their affiliates have engaged and may engage in investment banking and commercial banking transactions with the Seller, the Depositor and their respective affiliates.

     The Seller and the Depositor have agreed to indemnify the underwriters against certain liabilities, including liabilities under applicable securities laws, or contribute to payments the underwriters may be required to make in respect thereof.

     The closing of the sale of each class of Notes is conditioned on the closing of the sale of each other class of Notes.

     Upon receipt of a request by an investor who has received an electronic prospectus from an underwriter or a request by such investor's representative within the period during which there is an obligation to deliver a prospectus, the Depositor or the underwriter will promptly deliver, without charge, a paper copy of this prospectus supplement and the prospectus.

     For additional information regarding the underwriting of your Notes, see "Plan of Distribution--Underwriting" in the prospectus.

                                Legal Opinions

     Certain legal matters relating to the Notes, including certain federal income tax matters, have been passed upon for the Depositor by Sidley Austin Brown & Wood LLP, San Francisco, California. Certain legal matters relating to the Trust have been passed upon for the Depositor by Richards, Layton & Finger, P.A., Wilmington, Delaware. Hunton & Williams LLP, Charlotte, North Carolina will act as counsel for the underwriters.

                               Glossary of Terms

     Additional defined terms used in this prospectus supplement are defined under "Glossary of Terms" in the prospectus.

     "ABS" means the Absolute Prepayment Model which we use to measure prepayments on receivables and we describe under "The Receivables
Pool--Weighted Average Lives of the Notes".

     "ABS Tables" means the tables captioned "Percent of Initial Note Principal Amount at Various ABS Percentages".

     "Accrued Class Note Interest" means, with respect to any Distribution Date and a class of Notes, the sum of:

     o the aggregate amount of interest due and accrued for the related Interest Period on that class of Notes at the related Interest Rate on the principal amount of that class of Notes as of the preceding Distribution Date (or, in the case of the first Distribution Date, as of the Closing Date), after giving effect to all payments of principal made with respect to that class of Notes on that preceding Distribution Date; and

     o the excess, if any, of the amount of interest due and payable to the holders of that class of Notes on the preceding Distribution Date over the amounts actually paid to the holders of that class of Notes on the preceding Distribution Date, plus interest on any such shortfall at the related Interest Rate (to the extent permitted by applicable law)

     "Additional Servicing Fee" means, with respect to any Collection Period, the excess of the servicing fee of any successor Servicer for such Collection Period over the Servicing Fee for such Collection Period.

     "Administration Agreement" means the Administration Agreement, dated as of ________, 200__, among the Administrator, the Depositor, the Trust and the Indenture Trustee, as amended, supplemented or otherwise modified from time to time.

     "Administrator" means ___________ , as administrator under the Administration Agreement, and its successors in such capacity.

     "Available Collections" means, for any Distribution Date, the sum of the following amounts with respect to the related Collection Period (subject to the exclusions set forth below such amounts):

     o all obligor payments received with respect to the Receivables during the Collection Period;

     o all Liquidation Proceeds, Recoveries and Dealer Recourse received with respect to the Receivables during the Collection Period;

     o    all Simple Interest Advances made by the Servicer;

     o in the event that the Servicer is required to deposit collections received on or in respect of the Receivables into the Collection Account on a daily, rather than monthly, basis, investment earnings on funds on deposit in the Collection Account;

     o the Purchase Amount of each Receivable that became a Purchased Receivable during the Collection Period; and

     o all prepayments received with respect to the Receivables during the Collection Period attributable to any refunded item included in the amount financed of a Receivable, including amounts received as a result of rebates of extended warranty contract costs and insurance premiums and proceeds received under physical damage, theft, credit life and credit disability insurance policies;


provided, however, that Available Collections will exclude all payments and proceeds (including Liquidation Proceeds) received with respect to any Purchased Receivable the Purchase Amount of which has been included in Available Collections for a prior Collection Period and payments received on any Receivable to the extent that the Servicer has previously made an unreimbursed Simple Interest Advance with respect to such Receivable and is entitled to reimbursement from such payments.

     "Available Funds" means, for any Distribution Date, the sum of Available Collections and the Reserve Fund Draw Amount.

     "Bank Holding Company Act" means the Bank Holding Company Act of 1956, as amended.

     "Bankruptcy Code" means Title 11 of the United States Code, as amended.

     "Business Day" means a day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in the State of New York, the State of Delaware, the State of Minnesota and the State of North Carolina are authorized by law, regulation or executive order to be closed.

     "Certificate Payment Account" means the account established and maintained by the Servicer in the name of the Owner Trustee pursuant to the Sale and Servicing Agreement for the benefit of the Certificateholders.

     "Certificateholders" means holders of record of the Certificates.

     "Certificates" means the Wachovia Owner Trust 200__-__ Certificates.

     "Class A-1 Notes" means the $___________ aggregate principal amount of the Trust's Class A-1 ___% Asset Backed Notes.

     "Class A-2 Notes" means the $___________ aggregate principal amount of the Trust's Class A-2 ___% Asset Backed Notes.

     "Class A-3 Notes" means the $___________ aggregate principal amount of the Trust's Class A-3 ___% Asset Backed Notes.

     "Class A-4 Notes" means the $___________ aggregate principal amount of the Trust's Class A-4 ___% Asset Backed Notes.

     "Class B Notes" means the $___________ aggregate principal amount of the Trust's Class B ___% Asset Backed Notes.

     "Class C Notes" means the $___________ aggregate principal amount of the Trust's Class C ___% Asset Backed Notes.

     "Closing Date" means the date on which the Notes are initially issued, which is expected to be ________, 200__.

     "Collection Account" means the account established and maintained by the Servicer in the name of the Indenture Trustee pursuant to the Sale and Servicing Agreement for the benefit of the Noteholders into which the Servicer will be required to deposit collections on the Receivables and other amounts.

     "Collection Period" means, with respect to any Distribution Date, the calendar month preceding the calendar month in which such Distribution Date occurs, except that the first Collection Period will be the period from but excluding the Cutoff Date to and including ________, 200__.

     "Contract Rate" means the per annum interest borne by a Receivable.

     "Controlling Class" means the Class A Notes as long as any Class A Notes are outstanding, thereafter the Class B Notes as long as any Class B Notes are outstanding and thereafter the Class C Notes.

     "Cumulative Net Loss Percentage" means, with respect to any Distribution Date and the related Collection Period, the percentage equivalent of a fraction, (i) the numerator of which is equal to the excess, if any, of (a) the aggregate Principal Balance of all Receivables that became Defaulted Receivables during such Collection Period and all prior Collection Periods over (b) the aggregate Liquidation Proceeds and Recoveries received by the Servicer during such Collection Period and all prior Collection Periods and
(ii) the denominator of which is the Cutoff Date Pool Balance.

     "Cutoff Date" means the close of business on ________, 200__.

     "Cutoff Date Pool Balance" means the aggregate principal balance of the Receivables as of the Cutoff Date.

     "Dealer" means the dealer of motor vehicles who sold a Financed Vehicle and who originated and assigned the Receivable relating to such Financed Vehicle to the Seller under an existing agreement between such dealer and the Seller.

     "Dealer Recourse" means, with respect to a Receivable, all recourse rights against the Dealer which originated the Receivable, and any successor to such Dealer.

     "Defaulted Receivable" means a Receivable as to which any of the following has occurred:

     o any payment, or any part of any payment, due under the Receivable has become 120 days or more delinquent, whether or not the Servicer has repossessed the related Financed Vehicle;

     o    the Servicer has repossessed and sold the related Financed Vehicle;
          or

     o the Servicer has determined in accordance with its customary practices that the Receivable is uncollectible;

provided, however, that a Receivable will not become a Defaulted Receivable until the last day of the month during which one of these events first occurs; and, provided further, that any Receivable which the Seller or the Servicer has repurchased or purchased under the Receivables Purchase Agreement or the Sale and Servicing Agreement, as applicable, will not be deemed to be a Defaulted Receivable.

     "Deposit Date" means, for each Distribution Date, the Business Day preceding such Distribution Date.

     "Determination Date" means the third Business Day preceding each Distribution Date.

     "Distribution Date" means the date on which the Trust will pay interest and principal on the Notes, which will be the ___ day of each month or, if any such day is not a Business Day, the next Business Day, commencing ________, 200__.

     "Event of Default" means an event of default under the Indenture, as described under "Description of the Indenture--Events of Default".

     "Event of Servicing Termination" means an event of servicing termination under the Sale and Servicing Agreement, as described under "Description of the Receivables Transfer and Servicing Agreements--Events of Servicing Termination".

     "FDIA" means the Federal Deposit Insurance Act, as amended.

     "FDIC" means the Federal Deposit Insurance Corporation, and its successors.

     "Final Scheduled Distribution Date" means, for each class of Notes, the related date set forth under "Description of the Notes--Payments of Principal--Final Scheduled Distribution Dates".

     "Financed Vehicles" means the new or used motor vehicles financed by the Receivables.

     "FIRREA" means the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

     "Indenture" means the Indenture, dated as of ________, 200__, between the Trust and the Indenture Trustee, as amended, supplemented or otherwise modified from time to time.

     "Indenture Trustee" means ___________ as indenture trustee under the Indenture, and its successors in such capacity.

     "Interest Carryover Shortfall Amount" means, with respect to any Distribution Date and a class of Notes, the excess, if any, of the Interest Distributable Amount for that class of Notes on the immediately preceding Distribution Date over the amount in respect of interest that is actually deposited in the Note Payment Account with respect to that class of Notes on that preceding Distribution Date, plus, to the extent permitted by applicable law, interest on the amount of interest due but not paid to holders of that class of Notes on that preceding Distribution Date at the applicable Interest Rate.

     "Interest Distributable Amount" means, with respect to any Distribution Date and a class of Notes, the sum of the Monthly Interest Distributable Amount and the Interest Carryover Shortfall Amount for that class of Notes for that Distribution Date.

     "Interest Period" means, with respect to any Distribution Date and the:

     o Class A-1 Notes, the period from, and including, the prior Distribution Date (or from, and including, the Closing Date with respect to the first Distribution Date) to, but excluding, the current Distribution Date; and

     o Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes, the period from, and including the ___ day of the month of the prior Distribution Date (or from, and including, the Closing Date with respect to the first Distribution
          Date) to, but excluding, the ___ day of the month of the current Distribution Date (assuming each month has 30 days).

     "Interest Rate" means, with respect to any class of Notes, the interest rate for that class set forth under "Description of the Notes--Payments of Interest".

     "Liquidation Proceeds" means all amounts received by the Servicer, from whatever source, with respect to any Defaulted Receivable during the Collection Period in which such Receivable became a Defaulted Receivable, net of the sum of:

     o expenses incurred by the Servicer in connection with collection of such Receivable and the repossession and disposition of the related Financed Vehicle (to the extent not previously reimbursed to the Servicer) plus

     o    any payments required by law to be remitted to the obligor.

     "Monthly Interest Distributable Amount" means, with respect to any Distribution Date and any class of Notes, the interest due on that class of Notes for the related Interest Period calculated based on the principal amount of that class of Notes on the preceding Distribution Date, after giving effect to all payments of principal to holders of that class of Notes on or prior to that Distribution Date, or, in the case of the first Distribution Date, on the original principal amount of that class of Notes.

     "Moody's" means Moody's Investors Service, Inc., and its successors.

     "National Bank Act" means Title 12 of the United States Code, Section 21 et seq., as amended.

     "Nonrecoverable Advance" means a Simple Interest Advance which the Servicer determines is nonrecoverable from payments made on or in respect of the Receivable as to which such Simple Interest Advance was made.

     "Non-United States Person" means a person other than a United States
Person.

     "Note Balance" means, at any time, the aggregate principal amount of all Notes Outstanding at such time.

     "Note Payment Account" means the account established and maintained by the Servicer in the name of the Indenture Trustee pursuant to the Sale and Servicing Agreement for the benefit of the Noteholders.

     "Noteholders" means holders of record of the Notes.

     "Notes" means the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes.

     "OCC" means Office of the Comptroller of the Currency, and its successors.

     "Optional Purchase Right" means the Servicer's right to purchase all outstanding Receivables from the Trust on any Distribution Date following the last day of a Collection Period as of which the Pool Balance is equal to or less than 10% of the Cutoff Date Pool Balance.

     "Outstanding" means, as of any Distribution Date, all Notes authenticated and delivered under the Indenture except:

     o Notes canceled by the Note registrar or delivered to the Note registrar for cancellation;

     o Notes or portions of the Notes of the payment for which money in the necessary amount has been deposited with the Indenture Trustee or any Paying Agent in trust for the Noteholders; provided, however, that if the Notes are to be redeemed, notice of such redemption must have been given pursuant to the Indenture or provision for such notice must have been made in a manner satisfactory to the Indenture Trustee; and

     o Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a protected purchaser.

     "Overcollateralization Target Amount" means, with respect to any Distribution Date, ___% of the Pool Balance as of the last day of the related Collection Period, but in no event less than $___________.

     "Owner Trustee" means ___________, acting not in its individual capacity but solely as owner trustee under the Trust Agreement, and its successors in such capacity.

     "PASS Holding" means PASS Holding LLC.

     "Paying Agent" means ___________ k or any other person eligible to be a paying agent under the Indenture.

     "Pool Balance" means, as of any date, the aggregate Principal Balance of the Receivables.

     "Principal Balance" means, with respect to any Receivable as of any date, the amount financed under such Receivable minus the sum of:

     o that portion of all scheduled payments actually received on or prior to such date allocable to principal using the simple interest method;

     o any rebates of extended warranty contract costs or physical damage, theft, credit life or credit disability insurance premiums included in the amount financed; and

     o any full or partial prepayment applied to reduce the unpaid principal balance of such Receivable;

provided, however, that the Principal Balance of a Defaulted Receivable will be zero as of the last day of the Collection Period during which it became a Defaulted Receivable and the Principal Balance of a Purchased Receivable will be zero as of the last day of the Collection Period during which it became a Purchased Receivable.

     "Priority Principal Distributable Amount" means, with respect to any Distribution Date, the excess, if any, of the principal amount of the Class A Notes on that Distribution Date (before giving effect to any payments made to holders of the Notes on that Distribution Date) over the Pool Balance as of the last day of the related Collection Period; provided, however, that, on and after the Final Scheduled Distribution Date for any class of Class A Notes, the Priority Principal Distributable Amount will not be less than the amount that is necessary to reduce the outstanding amount of that class of Class A Notes to zero.

     "Purchase Amount" means the price at which the Seller or the Servicer must purchase a Receivable, which price equals the Principal Balance of such Receivable plus interest accrued thereon at the related Contract Rate through the last day of the Collection Period of repurchase.

     "Purchased Receivable" means a Receivable repurchased as of the last day of a Collection Period from the Trust by the Seller or purchased by the Servicer because of a breach of a representation, warranty or servicing covenant under the Receivables Purchase Agreement or Sale and Servicing Agreement, as applicable.

     "Rating Agency" means Moody's and Standard & Poor's.

     "Receivables" means the motor vehicle retail installment sale contracts transferred by the Depositor to the Trust.

     "Receivables Purchase Agreement" means the Receivables Purchase Agreement, dated as of ________, 200__, between the Seller and the Depositor, as amended, supplemented or otherwise modified from time to time.

     "Record Date" means, with respect to any Distribution Date, the related Deposit Date or, if the related Notes are issued as definitive securities, the last day of the preceding Collection Period.

     "Recoveries" means, with respect to any Collection Period following the Collection Period in which a Receivable became a Defaulted Receivable, all amounts received by the Servicer, from whatever source, with respect to such Defaulted Receivable during such Collection Period, net of the sum of:

     o expenses incurred by the Servicer in connection with collection of such Receivable and the repossession and disposition of the related Financed Vehicle (to the extent not previously reimbursed to the Servicer) plus

     o    any payments required by law to be remitted to the obligor.

     "Regular Principal Distributable Amount" means, with respect to any Distribution Date, an amount equal to the lesser of (i) the aggregate principal amount of the Notes on that Distribution Date (before giving effect to any payments made to holders of the Notes on that Distribution Date) and
(ii) the excess, if any, of:

     o the sum of the aggregate principal amount of the Notes on that Distribution Date (before giving effect to any payments made to holders of the Notes on that Distribution Date) and the Overcollateralization Target Amount over the Pool Balance as of the last day of the related Collection Period; minus

     o the sum of the Priority Principal Distributable Amount, the Secondary Principal Distributable Amount and the Tertiary Principal Distributable Amount, if any.

     "Required Payment Amount" means, for any Distribution Date, the aggregate amount to be applied on that Distribution Date in accordance with clauses (1) through (8) under "Application of Available Funds--Priority of Distributions".

     "Required Reserve Fund Amount" means, for any Distribution Date, $___________; provided, however, that the Required Reserve Fund Amount (i) may not be greater than the aggregate principal amount of the Notes and (ii) will be zero if the Pool Balance as of the last day of the related Collection Period is zero.

     "Reserve Fund" means the account established and maintained by the Servicer in the name of the Indenture Trustee pursuant to the Sale and Servicing Agreement into which the Reserve Fund Initial Deposit will be deposited and into which the Indenture Trustee, directly or through the Paying Agent, will make the other deposits and withdrawals specified in this prospectus supplement.

     "Reserve Fund Amount" means, for any Distribution Date, the amount on deposit in and available for withdrawal from the Reserve Fund after giving effect to all deposits to and withdrawals from the Reserve Fund on the preceding Distribution Date (or in the case of the first Distribution Date, the Closing Date), including investment earnings earned on amounts on deposit therein during the related Collection Period.

     "Reserve Fund Draw Amount" means, for any Distribution Date, the lesser of:

     o the amount, if any, by which the Required Payment Amount for that Distribution Date exceeds the Available Collections for that Distribution Date; and

     o    the Reserve Fund Amount for that Distribution Date;

provided, however, that, if on the last day of the related Collection Period the Pool Balance is zero, the Reserve Fund Draw Amount for that Distribution Date will equal the Reserve Fund Amount for that Distribution Date.

     "Reserve Fund Initial Deposit" means $___________.

     "Sale and Servicing Agreement" means the Sale and Servicing Agreement, dated as of ________, 200__, among the Trust, the Depositor, the Seller and the Servicer, as amended, supplemented or otherwise modified from time to time.

     "Secondary Principal Distributable Amount" means, with respect to any Distribution Date, the excess, if any, of the sum of the principal amount of the Class A Notes and the Class B Notes on that Distribution Date (before giving effect to any payments made to holders of the Notes on that Distribution Date) over the Pool Balance as of the last day of the related Collection Period minus the Priority Principal Distributable Amount; provided, however, that for each Distribution Date on and after the Final Scheduled Distribution Date for the Class B Notes, the Secondary Principal Distributable Amount will not be less than the amount that is necessary to reduce the outstanding amount of the Class B Notes to zero.

     "Securitization Rule" means the "Treatment by the Federal Deposit Insurance Corporation as Conservator or Receiver of Financial Assets Transferred by an Insured Depository Institution in Connection with a Securitization or Participation" rule that we describe under "Material Legal Issues Relating to the Receivables--Certain Matters Relating to
Conservatorship and Receivership".

     "Seller" means ___________ , in its capacity as Seller under the Sale and Servicing Agreement, and its successors in such capacity.

     "Sequential Payment Trigger" means, with respect to a Distribution Date, the percentage listed below for that Distribution Date.

                         Sequential                                Sequential
Distribution Date      Payment Trigger     Distribution Date    Payment Trigger
-------------------  ------------------  --------------------  -----------------
------------                 ---%             ------------             ---%
------------                 ---%             ------------             ---%
------------                 ---%             ------------             ---%
------------                 ---%             ------------             ---%
------------                 ---%             ------------             ---%
------------                 ---%             ------------             ---%
------------                 ---%             ------------             ---%
------------                 ---%             ------------             ---%
------------                 ---%             ------------             ---%
------------                 ---%             ------------             ---%
------------                 ---%             ------------             ---%
------------                 ---%             ------------             ---%
------------                 ---%             ------------             ---%
------------                 ---%             ------------             ---%
------------                 ---%             ------------             ---%
------------                 ---%             ------------

     "Servicer" means ___________ , in its capacity as servicer under the Sale and Servicing Agreement, and its successors in such capacity.

     "Servicing Fee" means a fee payable to the Servicer on each Distribution Date for the related Collection Period for servicing the Receivables which is equal to the product of 1/12 of 1.00% and the Pool Balance as of the first day of that Collection Period (or as of the Cutoff Date in the case of the first Distribution Date).

     "Simple Interest Advance" means, with respect to a Receivable and any Collection Period, payment by the Servicer of an amount equal to the amount, if any, by which 30 days' of interest at the related Contract Rate on the Principal Balance of such Receivable as of the opening of business on the first day of such Collection Period exceeds the amount of interest actually received on such Receivable during such Collection Period.

     "Simple Interest Receivable" means a Receivable that provides for the amortization of the amount financed under such receivable over a series of fixed level payment monthly installments.

     "Standard & Poor's" means Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., and its successors.

     "Statistical Calculation Date" means the close of business on ________, 200__, the date used in preparing the statistical information regarding the Receivables included in this prospectus supplement.

     "Tertiary Principal Distributable Amount" means, with respect to any Distribution Date, the excess, if any, of the sum of the principal amount of the Class A Notes, the Class B Notes and the Class C Notes on that Distribution Date (before giving effect to any payments made to holders of the Notes on that Distribution Date) over the Pool Balance as of the last day of the related Collection Period minus the sum of the Priority Principal Distributable Amount and the Secondary Principal Distributable Amount; provided, however, that, for each Distribution Date on and after the Final Scheduled Distribution Date for the Class C Notes, the Tertiary Principal Distributable Amount will not be less than the amount that is necessary to reduce the outstanding amount of the Class C Notes to zero.

     "Trust" means ___________Trust 200__-__, and its successors.

     "Trust Agreement" means the Amended and Restated Trust Agreement, dated as of ________, 200__, between the Depositor and the Owner Trustee, as amended, supplemented or otherwise modified from time to time.

     "Trustees" means the Indenture Trustee and the Owner Trustee.

     "Underwritten Notes" means the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

     "___________ " means ___________ , and its successors.

     "___________ " means ___________ , and its successors.

                                                                       ANNEX I

                       Global Clearance, Settlement and
                         Tax Documentation Procedures

     The globally-offered securities to be issued from time to time will initially be available only in book-entry form. Investors in the globally-offered securities may hold those securities through any of DTC, Clearstream or Euroclear. The globally-offered securities will be tradable as home market instruments in both the European and United States domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

     Secondary market trading between investors holding globally-offered securities through Clearstream and Euroclear will be conducted in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice.

     Secondary market trading between investors holding globally-offered securities through DTC will be conducted in accordance with the rules and procedures applicable to United States corporate debt obligations.

     Secondary cross-market trading between Clearstream or Euroclear and organizations participating in DTC that hold offered securities will be effected on a delivery-against-payment basis through the respective depositaries of Clearstream and Euroclear, in such capacity, and as DTC participants.

     See "Certain Information Regarding the Securities--Book-Entry Registration" in the prospectus for further information.

     A beneficial owner of globally-offered securities holding securities through Clearstream or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by United States Persons (or, in the case of a Non-United States Person holding the securities through a partnership, such other rate as is applicable), unless each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between that beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and that beneficial owner takes steps to obtain one of the following exemptions or reduced tax rate:

     Exemption For Non-United States Persons. Non-United States Persons that are beneficial owners of the Notes and are individuals or entities treated as corporations for federal income tax purposes can generally obtain a complete exemption from the withholding tax by filing Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). A Non-United States Person not described in the foregoing sentence that beneficially owns a note may be subject to more complex rules.

     Exemption For Non-United States Persons With Effectively Connected Income. Non-United States Persons, including non-United States corporations or banks with a United States branch, that are beneficial owners of the Notes and for which the related interest income is effectively connected with the conduct of a trade or business in the United States can obtain a complete exemption from the withholding tax by filing Form W-8ECI (Certificate of Foreign Person's Claim for Exemption from Withholdings on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

     Exemption or Reduced Rate For Non-United States Persons Resident in Treaty Countries. Non-United States Persons that for federal income tax purposes are individuals or entities treated as corporations that beneficially own the Notes and reside in a country that has a tax treaty with the United States may be able to obtain an exemption or reduced tax rate, depending on the treaty terms, by filing Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). A Non-United States Person not described in the foregoing sentence that beneficially owns a Note may be subject to more complex rules.



                                     S-I-1

     Exemption For United States Persons. United States Persons that are beneficial owners of the Notes can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer
Identification Number and Certification).

     United States Federal Income Tax Reporting Procedure. The beneficial owner of a globally-offered security files by submitting the appropriate form to the person through whom he holds, which person would be the clearing agency in the case of persons holding directly on the books of the clearing agency. Form W-8ECI and Form W-8BEN are effective from the date the form is signed through the end of the third succeeding calendar year. If the information on either Form W-8BEN or Form W-8ECI changes, a new Form W-8BEN or Form W-8ECI, as applicable, must be filed within 30 days of such change. Form W-8BEN and Form W-8ECI may be filed by the beneficial owner of a security or its agent.

     This summary does not deal with all aspects of United States federal income tax withholding that may be relevant to foreign holders of the globally-offered securities. We suggest that you read "Material Federal Income Tax Consequences" in the prospectus for further information and consult your own tax advisors with respect to the tax consequences of holding or disposing of the globally-offered securities. The information contained in this Annex I is an integral part of the prospectus supplement to which it is attached.



                                     S-I-2

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement and the attached prospectus are not an offer to sell these securities and they are not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                            Subject to Completion
            Preliminary Prospectus Supplement Dated March 17, 2005

Prospectus Supplement
(To Prospectus dated ___________, 200__)


                         _____________ Trust 200__-__

                                 $___________

                          __________________________
                              Seller and Servicer

                       Pooled Auto Securities Shelf LLC
                                   Depositor



                  $________ ___% Class A-1 Asset Backed Notes
                  $________ ___% Class A-2 Asset Backed Notes
                  $________ ___% Class A-3 Asset Backed Notes
                  $________ ___% Class A-4 Asset Backed Notes
                  $________ ___% Class B Asset Backed Notes (1) $________ ___% Class C Asset Backed Notes (1)

(1) The Class B Notes and the Class C Notes will not be purchased by the underwriters and will be transferred to the Depositor on the closing date as partial consideration for the transfer of the receivables to the Trust. Immediately upon such transfer, the Class B Notes and the Class C Notes will be purchased from the Depositor by PASS Holding LLC. PASS Holding LLC, the Depositor or one or more of their respective affiliates may offer the Class B Notes or the Class C Notes to the public from time to time as more fully described under "Underwriting".

               ------------------------------------------------
                             PROSPECTUS SUPPLEMENT
               ------------------------------------------------

     You should rely only on the information contained or incorporated by reference in this prospectus supplement. Pooled Auto Securities Shelf LLC has not authorized anyone to provide you with additional or different information. Pooled Auto Securities Shelf LLC is not offering the Notes in any state in which the offer is not permitted.

     Dealers will deliver a prospectus when acting as underwriters of the Notes and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the Notes will deliver a prospectus until ________, 200__.

                      Underwriters of the Class A Notes

[NAME OF UNDERWRITER]                                     [NAME OF UNDERWRITER]



                                ________, 200__

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement and the attached prospectus are not an offer to sell these securities and they are not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                             Subject to Completion
            Preliminary Prospectus Supplement dated March 17, 2005

Prospectus Supplement
(To Prospectus dated ________, 200_)


                             $___________________
                     _____________________ Trust 200_-___
                 $_____________ Class A ____% Asset Backed Certificates $_____________ Class B ____% Asset Backed Certificates




                        ______________________________
                              Seller and Servicer


                       Pooled Auto Securities Shelf LLC
                                   Depositor

--------------------------------------------------------------------------------------------------------------------------
                                                              Underwriting Discounts               Net Proceeds
                                     Price                       and Commissions                   to Depositor
--------------------------------------------------------------------------------------------------------------------------
Class A Certificates   $                (           %)    $               (           %) $                (           %)
--------------------------------------------------------------------------------------------------------------------------
Class B Certificates   $                (           %)    $               (           %) $                (           %)
--------------------------------------------------------------------------------------------------------------------------
              Total    $                                  $                              $
--------------------------------------------------------------------------------------------------------------------------

The proceeds to the depositor listed in the table are before deducting expenses payable by the depositor estimated to be $_____.

The primary asset of the trust is a pool of loans made to finance the retail purchase of new or used automobiles, minivans, sport utility vehicles, light duty trucks, motorcycles or commercial vehicles.

The price of the certificates will also include accrued interest, if any, from the date of initial issuance. Distributions on the certificates will be made on the _____ day of each month or, if not a business day, on the next business day, beginning __________. The main sources for payment of the certificates are a pool of motor vehicle installment loans, certain payments under the loans and monies on deposit in a reserve fund, in each case as described herein.

Consider carefully the Risk Factors beginning on page S2-_ in this prospectus supplement and on page 8 of the prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              Wachovia Securities

         The date of this prospectus supplement is ___________, 200_.

                     Table of Contents

                                                   Page
                                                   ----

Reading These Documents..............................3
Summary..............................................4
Risk Factors.........................................8
The Trust...........................................10
The Receivables Pool................................11
   Criteria Applicable to Selection of Receivables..11
   Weighted Average Lives of the Certificates.......14
   Delinquency, Credit Loss and Recovery
     Information....................................18
The Seller..........................................20
   General..........................................20
   Underwriting Procedures..........................20
The Depositor.......................................20
The Servicer........................................20
   General..........................................20
   Collection and Repossession Procedures...........20
   Insurance........................................20
   Extensions.......................................20
   Methods of Vehicle Disposal......................20
Computing Your Portion of the Amount Outstanding
     on the Certificates............................21
Maturity and Prepayment Considerations..............21
Description of the Certificates.....................21
   Book-Entry Securities; Record Date; Denomination.22
   Distributions on Certificates....................22
   Statements to Certificateholders.................24
   Subordination of Class B Certificates............24
   Optional Prepayment..............................24
   Servicing Compensation and Expenses..............24
   Rights Upon Event of Servicing Termination.......25
   Waiver of Past Events of Servicing Termination...25
   Reserve Fund.....................................25
Material Federal Income Tax Consequences............26
ERISA Considerations................................26
Underwriting........................................27
Legal Opinions......................................28
Glossary of Terms...................................29





                                     S2-2

                            Reading These Documents

     We provide information on your securities in two separate documents that offer varying levels of detail:

     1. Prospectus - provides general information, some of which may not apply to the certificates.

     2. Prospectus Supplement - provides a summary of the specific terms of the certificates.

     We suggest you read this prospectus supplement and the prospectus in their entirety. The prospectus supplement pages begin with "S". If the terms of the offered certificates described in this prospectus supplement vary with the accompanying prospectus, you should rely on the information in this prospectus supplement.

     We include cross-references to sections in these documents where you can find further related discussions. Refer to the table of contents on page S2-2 in this prospectus supplement and on page 2 in the prospectus to locate the referenced sections.

     You should rely only on information on the certificates provided in this prospectus supplement and the attached prospectus. We have not authorized anyone to provide you with different information.




                                     S2-3

                                    Summary

     The following summary is a short description of the main terms of the offering of the certificates. For that reason, this summary does not contain all of the information that may be important to you. To fully understand the terms of the offering of the certificates, you will need to read both this prospectus supplement and the attached prospectus in their entirety.

Basic Terms of the Certificates

Issuer/Trust                ______________ Trust 200_-_

Seller and Servicer         ______________

Depositor                   Pooled Auto Securities Shelf LLC

Trustee                     ______________

Cutoff Date                 ____________, 200_

Receivables                 Motor vehicle installment loans

Credit
Enhancement                 For class A certificates, the subordination of
                            class B certificates

                            For both class A certificates and class B certificates, a reserve fund

Certificates to be offered

Class A certificates        $_________
Class B certificates        $_________

Interest Rates

Class A certificates        _____%
Class B certificates        _____%

Interest Basis              A 360-day year of twelve 30-day months

Payment
Dates The __th day of each month (or, if the __th day is not a business day, the next succeeding business day)

First
Payment
Date                        _________, 200_

Final Scheduled
Payment Dates

Class A certificates        _________, 200_
Class B certificates        _________, 200_

Closing Date                _________, 200_

Clearance and
Settlement                  The Depository Trust Company, Clearstream and
                            Euroclear

The Trust

______________ Trust 200_-__ will be formed pursuant to a pooling and servicing agreement dated as of _______ 1, 200_, among the depositor, the seller, the servicer and the trustee. The trust will issue the certificates and will apply the net proceeds from the sale of the certificates to purchase from the depositor a pool of receivables consisting of motor vehicle installment loans which constitute the receivables. The trust will rely upon collections on the receivables and the funds on deposit in certain accounts to make payments on the certificates. The trust will be solely liable for the payment of the certificates.

Seller and Servicer

________________ has purchased the receivables from ________, will sell the receivables and certain related property to the depositor and will act as servicer with respect to the receivables on behalf of the trust.
_______________'s principal executive office is located at
______________________.



                                     S2-4

Depositor

Pooled Auto Securities Shelf LLC will transfer the receivables and related property to the trust. Pooled Auto Securities Shelf LLC's principal executive office is located at One Wachovia Center, Charlotte, North Carolina 28288, and its telephone number is (704) 715-6030.

Property of the Trust

The property of the trust will include the following:

     o the receivables and the collections on the receivables after _______, 200_;

     o    security interests in the vehicles financed by the receivables;

     o    bank accounts (other than the reserve fund);

     o rights to proceeds under insurance policies that cover the obligors under the receivables or the vehicles financed by the receivables; and

     o    other rights under documents relating to the receivables.

Payments on the Certificates

Monthly Interest Payments

On each payment date the trust will pay accrued and unpaid interest on the class A certificates and the class B certificates. Interest on the class B certificates is subordinated to interest on the class A certificates and will not be paid on any distribution date until interest on the class A certificates has been paid in full.

Monthly Principal Payments

On each payment date the amount required to be paid as principal of the class A certificates will equal the sum of:

     o the class A percentage of the available principal plus the class A percentage of realized losses,

     o the class A percentage of the available principal for any prior payment date and the class A percentage of realized losses for any prior payment date, in each case only to the extent, if any, that they have not already been distributed to the class A certificateholders and

     o if that payment date is the final scheduled payment date, the additional amount, if any, needed to reduce the certificate balance of the class A certificates to zero

On each payment date the amount required to be paid as principal of the class B certificates will equal the sum of:

     o the class B percentage of the available principal plus the class B percentage of realized losses,

     o the class B percentage of the available principal for any prior payment date and the class B percentage of realized losses for any prior payment date, in each case only to the extent, if any, that they have not already been distributed to the class B certificateholders and

     o if that payment date is the final scheduled payment date, the additional amount, if any, needed to reduce the certificate balance of the class B certificates to zero.

For a more detailed description of the priority of distributions and the allocation of funds on each payment date, see "Description of the Certificates -- Distributions on Certificates".

Credit Enhancement

The credit enhancement for the certificates will be as follows:

Subordination of Principal and Interest

Payments of interest on the class B certificates will be subordinated to payments of interest on the class A certificates. Payments of principal on the class B certificates will be subordinated to payments of interest and principal on the class A certificates.

Reserve Fund

On the closing date, the seller will deposit $______________ to the reserve fund for the trust.

On each payment date, if collections on the receivables are insufficient to pay the servicing fee,


                                     S2-5
interest on the certificates and principal on the certificates, the trustee will withdraw funds from the reserve fund, to the extent available, to distribute such amounts.

The balance required to be on deposit in the reserve fund will be the greater of (a) _______ % of the outstanding principal balance of the receivables and
(b) __% of the principal balance of the receivables as of _________.

On each payment date, the trust will distribute funds on deposit in the reserve fund in excess of the required balance to the seller.

For a more detailed description of the deposits to and withdrawals from the reserve fund, see "Description of the Certificates -- Reserve Fund".

Optional Termination

The servicer has the option to purchase the receivables on any payment date on which the aggregate principal balance of the receivables is __% or less of the aggregate principal balance of the receivables as of _________. The purchase price will equal the outstanding principal balance of the receivables plus accrued and unpaid interest thereon. The trust will apply such payment to the payment of the certificates in full.

Servicer of the Receivables

The trust will pay the servicer a servicing fee on each payment date equal to 1/12 of ___% of the principal balance of the receivables at the beginning of the previous month. In addition to the servicing fee, the trust will also pay the servicer a supplemental servicing fee equal to any late fees and other administrative fees and expenses collected during each month and any reinvestment earnings on any payments received on the receivables and deposited into the collection account.

Ratings

It is a condition to the issuance of the certificates that:

     o the class A certificates be rated in the highest long-term rating category by at least two nationally recognized rating agencies and

     o the class B certificates be rated "____" or its equivalent by at least two nationally recognized rating agencies.

A rating is not a recommendation to purchase, hold or sell the certificates, inasmuch as a rating does not comment as to market price or suitability for a particular investor. The ratings of the certificates address the likelihood of the payment of principal and interest on the certificates according to their terms. A rating agency rating the certificates may lower or withdraw its rating in the future, in its discretion, as to any class of the certificates.

No Listing on an Exchange

The certificates will not be listed on an exchange or quoted on an automated quotation system of a registered securities association.

For a discussion of the risks associated with these certificates, see "Risk Factors".

Minimum Denominations

$1,000 and integral multiples thereof.

Investment in the Securities

There are material risks associated with an investment in the securities.

For a discussion of the risk factors which should be considered in deciding whether to purchase any of the securities, see "Risk Factors".

Tax Status

In the opinion of Sidley Austin Brown & Wood LLP, for federal income tax purposes the trust will be characterized as a grantor trust and not as an association or a publicly traded partnership taxable as a corporation.

Each certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the trust represented by the certificates and will be considered the owner of a pro rata undivided interest in each of the receivables in the trust.

Each certificateholder will be required to report on its federal income tax return, in accordance with the certificateholder's method of accounting, its pro rata share of the entire income from the receivables in the


                                     S2-6
trust represented by the certificates, including interest, original interest discount, if any, prepayment fees, assumption fees, any gain recognized upon an assumption and late payment charges received by the servicer.

ERISA Considerations

The certificates are generally eligible for purchase by or with plan assets of employee benefit plans and individual retirement accounts, subject to the considerations discussed under "ERISA Considerations" in this prospectus supplement and the prospectus.


                                     S2-7

                                 Risk Factors

     You should consider the following risk factors (and the factors under "Risk Factors" in the prospectus) in deciding whether to purchase any of these certificates. The following risk factors and those in the prospectus describe the principal risk factors of an investment in the certificates.

Subordination of the class B
certificates to the class A
certificates increases the risk of
the class B certificates not
receiving full distribution of
interest and principal...............    Distributions of interest and principal
                                         on the class B certificates will be
                                         subordinated in priority of payment
                                         to interest and principal due on the
                                         class A certificates. Consequently,
                                         the class B certificateholders will
                                         not receive any distributions of
                                         interest with respect to a collection
                                         period until the full amount of
                                         interest on the class A certificates
                                         due on such payment date has been
                                         paid. The class B certificateholders
                                         will not receive any distributions of
                                         principal until the principal on the
                                         class A certificates due on such
                                         payment date has been paid in full.

Geographic concentration may result
in more risk to you.................     As of ________, 200_, the servicer's
                                         records indicate that the locations
                                         of the obligors of the receivables
                                         were in the following states:

                                                                Percentage of
                                                             Aggregate Principal
                                                                   Balance
                                                            --------------------
                                          ____________...................%
                                          ____________...................%
                                          ____________...................%
                                          ____________...................%

                                         No other state, by billing addresses
                                         at the time of origination, constituted
                                         more than 10% of the balance of the
                                         receivables as of _____________.
                                         Economic conditions or other factors
                                         affecting these states in particular
                                         could adversely affect the
                                         delinquency, credit loss or
                                         repossession experience of the trust.

[Value of interest only certificates
will generally decrease if the rate
of prepayments increases............]    [The yield to investors in the class
                                         ______ certificates will be interest
                                         only certificates and will be
                                         sensitive to the rate of principal
                                         payments (including prepayments) of
                                         the receivables (particularly those
                                         with high interest rates), which
                                         generally can be prepaid at any time.
                                         In general, receivables with higher
                                         interest rates tend to prepay at
                                         higher rates than receivables with
                                         relatively lower interest rates in
                                         response to a given change in market
                                         interest rates. As a result, the
                                         receivables with higher interest
                                         rates may prepay at higher rates,
                                         thereby reducing the yield to
                                         maturity on the class ______
                                         certificates.]



                                     S2-8

[Value of principal only certificates
will generally decrease if the rate of
prepayments decreases...............]    [The class ______ certificates will be
                                         "principal only" certificates and
                                         will not bear interest. Lower than
                                         anticipated rate of principal
                                         payments (including prepayments) on
                                         the receivables will have a negative
                                         effect on the yield to investors in
                                         the class ______ certificates.]




                                     S2-9

     Capitalized terms used in this prospectus supplement are defined in the Glossary of Terms on page S2-33 and on page 92 of the prospectus.

                                   The Trust

     Pooled Auto Securities Shelf LLC will establish the ____________ Trust 200_-__, a Delaware statutory trust, by assigning the receivables to the trust in exchange for the __% Automobile Loan Pass-Through Certificates, Class A and the __% Automobile Loan Pass-Through Certificates, Class B.

     The servicer will service the receivables pursuant to the pooling and servicing agreement and will be compensated for acting as the servicer. To facilitate servicing and to minimize administrative burden and expense, the servicer will be appointed custodian for the receivables by the trustee, but will not stamp the receivables to reflect the sale and assignment of the receivables to the trust. In addition, due to administrative burden and expense, the certificates of title to the vehicles securing the receivables will not be amended to reflect such assignment. In the absence of these procedures, the trust may not have a perfected security interest in vehicles in some states and will not have a perfected security interest in the vehicles documented under Federal law. See "Some Important Legal Issues Relating to the Receivables" in the prospectus.

     If the protection provided to the certificateholders by the Reserve Fund and, in the case of the Class A Certificateholders, the subordination of the Class B Certificates is insufficient, the trust will rely solely upon the obligors of the receivables and the proceeds from the repossession and sale of financed vehicles which secure Defaulted Receivables. In such event, certain factors, such as the trust's not having first priority perfected security interests in some of the financed vehicles, may affect the trust's ability to realize on the financed vehicles securing the receivables, and thus may reduce the proceeds to be distributed to certificateholders with respect to the Certificates.

     Each certificate will represent a fractional undivided interest in the trust. The trust property will include a pool of fixed rate [simple interest] motor vehicle installment loans for the purchase of new and used new or used automobiles, minivans, sport utility vehicles, light-duty trucks, motorcycles or commercial vehicles. The trust property will also include:

     o    all monies received on the receivables on or after the Cutoff Date;

     o such amounts as from time to time may be held in the Collection Account, a distribution account for the Class A Certificateholders and a distribution account for the Class B Certificateholders;

     o    security interests in the vehicles securing the receivables;

     o    the benefit of the right to payments from the Reserve Fund;

     o an assignment of the rights of the seller to receive proceeds from claims on theft, physical damage, credit life and credit disability insurance policies covering the financed vehicles or the obligors, as the case may be, to the extent that such insurance policies relate to the receivables; and

     o the rights of the trust against the seller and the servicer under the pooling and servicing agreement.

     The trust will be formed for this transaction pursuant to the pooling and servicing agreement and prior to formation will have had no assets or obligations. After formation, the trust will not engage in any activity other than acquiring and holding the receivables, issuing the Certificates, distributing payments thereon and as otherwise described herein and as provided in the pooling and servicing agreement. The trust will not acquire any contracts or assets other than the trust property described above.



                                    S2-10

                             The Receivables Pool

     The trust will own a pool of receivables consisting of motor vehicle installment loans secured by security interests in the motor vehicles financed by those contracts. The pool will consist of receivables which will be purchased by the Depositor from the seller, which purchased the receivables, directly or indirectly, from dealers in the ordinary course of business or in acquisitions, and which the Depositor will transfer to the trust on the Closing Date. The receivables will include payments on the receivables which are made on or after the Cutoff Date.

Criteria Applicable to Selection of Receivables.

     The receivables were selected from the Seller's portfolio for inclusion in the trust by several criteria, some of which are set forth in the prospectus under "The Receivables Pools". The information present throughout this prospectus supplement pertains to receivables that satisfied, as of the Cutoff Date, the criteria for transfer to the trust. These criteria include the requirement that each receivable:

     o has a remaining maturity, as of the Cutoff Date, of at least ____ months and not more than ___ months;

     o with respect to loans secured by new financed vehicles, had an original maturity of at least ____ months and not more than ____ months; with respect to loans secured by used financed vehicles, had an original maturity of at least _____ months and not more than ____ months;

     o is a fully-amortizing, fixed rate [simple interest] loan which provides for level scheduled monthly payments (except for the last payment, which may be minimally different from the level payments) over its remaining term and has a Contract Rate that equals or exceeds ____% per annum, is not secured by any interest in real estate, and has not been identified on the computer files of the seller as relating to an obligor who had requested a reduction in the periodic finance charges, as of the Cutoff Date, by application of the Servicemembers' Civil Relief Act of 2003;

     o is secured by a financed vehicle that, as of the Cutoff Date, had not been repossessed without reinstatement;

     o has not been identified on the computer files of the seller as relating to an obligor who was in bankruptcy proceedings as of the Cutoff Date;

     o    has no payment more than ____ days past due as of the Cutoff Date;
          and

     o has a remaining principal balance, as of the Cutoff Date, of at least $___________.

     No selection procedures believed by the seller to be adverse to the certificateholders were utilized in selecting the receivables. No receivable has a scheduled maturity later than _________.

     The composition of the receivables as of the Cutoff Date is as follows:

    Aggregate Principal Balance....................   $________________
    Number of Receivables..........................   ________________
    Average Principal Balance......................   $________________
    (Range)........................................   $______ to $______
    Average Original Amount Financed...............   $________________
    (Range)........................................   $______ to $______
    Weighted Average Interest Rate.................   ____%
    (Range)........................................   ____% to ____%
    Weighted Average Original Term.................   ____ months
    (Range)........................................   ____ months to ____ months
    Weighted Average Remaining Term................   ____ months


                                    S2-11

    (Range)........................................   ____ months to ____ months
    Percentage of Aggregate Principal Balance of
    Receivables for New/Used Vehicles..............   ___% / ___%

     The geographical distribution and distribution by Contract Rate of the receivables pool as of the Cutoff Date are set forth in the following tables based on the location of the obligors on the receivables at the time each receivable was originated.

     Geographic Distribution of the Receivables Pool as of the Cutoff Date

                                                   Percentage of
                                                       Cutoff                                                   Percentage of
                          Number                        Date                             Number                  Cutoff Date
                            of         Principal        Pool                               of        Principal       Pool
State                  Receivables      Balance       Balance           State         Receivables     Balance      Balance
-------------------- --------------- ------------ ---------------- ----------------- -------------- ----------- --------------
...................                                                 ................
...................                                                 ................
...................                                                 ................
...................                                                 ................
...................                                                 ................
...................                                                 ................
...................                                                 ................
...................                                                 ................
...................                                                 ................
...................                                                 ................
...................                                                 ................
...................                                                 ................
...................                                                 ................
...................                                                 ................
...................                                                 ................
...................                                                 ................
...................                                                 ................
...................                                                 ................
...................                                                 ................
...................                                                 ................
...................                                                 ................
...................                                                 ................
...................                                                 ................
...................                                                 ................
...................                                                 ................
...................




                                    S2-12

                                 Distribution of the Receivables by Remaining Term to Maturity
                                                     as of the Cutoff Date

                                                       Percentage of           Aggregate            Percentage
                                                         Aggregate            Receivables          of Aggregate
                                       Number of         Number of             Principal           Receivables
      Remaining Term in Months        Receivables       Receivables             Balance         Principal Balance
---------------------------------- ----------------- ----------------- --------------------- -----------------------
                                                                     %   $                                      %






     Total.......................                                    %   $                                      %


                         Distribution of the Contracts by Remaining Principal Balance
                                            as of the Cutoff Date


                                                       Percentage of           Aggregate            Percentage
                                                         Aggregate            Receivables          of Aggregate
                                       Number of         Number of             Principal           Receivables
    Remaining Principal Balance       Receivables       Receivables             Balance         Principal Balance
---------------------------------- ----------------- ----------------- --------------------- -----------------------
                                                                     %   $                                      %









     Total.......................                                    %   $                                        %





                                    S2-13

               Distribution by Contract Rate of the Receivables
                             as of the Cutoff Date

                                                                                                     Percentage of
                                                         Number of                                  Cutoff Date Pool
Contract Rate                                           Receivables         Principal Balance           Balance
------------------------------------------------  --------------------  ------------------------  ---------------------
1.90% to 1.99%.................................
2.00% to 2.49%.................................
2.50% to 2.99%.................................
3.00% to 3.49%.................................
3.50% to 3.99%.................................
4.00% to 4.49%.................................
4.50% to 4.99%.................................
5.00% to 5.49%.................................
5.50% to 5.99%.................................
6.00% to 6.49%.................................
6.50% to 6.99%.................................
7.00% to 7.49%.................................
7.50% to 7.99%.................................
8.00% to 8.49%.................................
8.50% to 8.99%.................................
9.00% to 9.49%.................................
9.50% to 9.99%.................................
10.00% to 10.49%...............................
10.50% to 10.99%...............................
11.00% to 11.49%...............................
11.50% to 11.99%...............................
12.00% to 12.49%...............................
12.50% to 12.99%...............................
13.00% to 13.49%...............................
13.50% to 13.99%...............................
14.00% to 14.49%...............................
14.50% to 14.99%...............................
15.00% to 15.49%...............................
15.50% to 15.99%...............................
16.00% to 16.49%...............................
16.50% to 16.99%...............................
17.00% to 17.49%...............................
17.50% to 17.99%...............................
18.00% to 18.49%...............................
18.50% to 18.99%...............................
19.00% to 19.49%...............................
19.50% to 19.99%...............................
20.00%.........................................
     Totals....................................


Weighted Average Lives of the Certificates

     The following information is given solely to illustrate the effect of prepayments of the receivables on the weighted average lives of the Certificates under the stated assumptions and is not a prediction of the prepayment rate that might actually be experienced by the receivables.

     Prepayments on motor vehicle receivables can be measured relative to a prepayment standard or model. The model used in this prospectus supplement, the Absolute Prepayment Model or "ABS", represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each


                                    S2-14
month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of assets, including the receivables.

     The rate of payment of principal of each class of Certificates will depend on the rate of payment (including prepayments) of the principal balance of the receivables. For this reason, final payment of any class of Certificates could occur significantly earlier than the respective Final Scheduled Payment Dates. The certificateholders will exclusively bear any reinvestment risk associated with early payment of their Certificates.

     The ABS table captioned "Percent of Initial Certificate Balance at Various ABS Percentages" has been prepared on the basis of the following assumed characteristics of the receivables --

     o the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

     o each scheduled monthly payment on the receivables is made on the last day of each month and each month has 30 days;

     o payments on the Certificates are made on each Payment Date (and each Payment Date is assumed to be the fifteenth day of the applicable month);

     o the balance in the Reserve Fund on the Payment Date is equal to the Specified Reserve Fund Balance; and

     o the servicer exercises its option to purchase the receivables on the earliest Payment Date on which it is permitted to do so, as described in this prospectus supplement.

     The ABS Table indicates the projected weighted average life of each class of Certificates and sets forth the percent of the initial Certificate Balance of each class of Certificates that is projected to be outstanding after each of the Payment Dates shown at various constant ABS percentages.

     The ABS Table also assumes that the receivables have been aggregated into hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, contract rate of interest, original term to maturity and remaining term to maturity as of the Cutoff Date) will be such that each pool will be fully amortized by the end of its remaining term to maturity. The pools have an assumed cutoff date of the Cutoff Date.

                                                                                                       Remaining
                                                               Contract         Original Term           Term to
                                          Aggregate             Rate of           to Maturity           Maturity
Pool                                  Principal Balance        Interest          (In Months)           (In Months)
---------------------------------  -----------------------  --------------  --------------------  --------------------
1.............................
2.............................
3.............................
4.............................
5.............................
6.............................
7.............................
8.............................
9.............................
10............................
11............................
12............................
13............................


                                    S2-15

14............................
15............................
16............................
17............................
18............................

     The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of Certificates.

     The ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.



                                    S2-16

                              Percent Of Initial
                Certificate Balance at Various ABS Percentages

                                                            Class A Certificates
                                                -------------------------------------------
Payment Date                                         %          %          %          %
-------------------------------------------     ---------- ---------- ---------- ----------
............................................
............................................
............................................
............................................
............................................
............................................
............................................
............................................
............................................
............................................
............................................
............................................
............................................
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............................................
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............................................
............................................
............................................
............................................
............................................
............................................
............................................
............................................
............................................
............................................
............................................
............................................
............................................
............................................
............................................
............................................
............................................
............................................
............................................



                                    S2-17

                              Percent Of Initial
                Certificate Balance at Various ABS Percentages

                                                            Class B Certificates
                                                -------------------------------------------
Payment Date                                         %          %          %          %
-------------------------------------------     ---------- ---------- ---------- ----------
............................................
............................................
............................................
............................................
............................................
............................................
............................................
............................................
............................................
............................................
............................................
............................................
............................................
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............................................
............................................
............................................
............................................
............................................
............................................
............................................
............................................
............................................
............................................
............................................
............................................

Delinquency, Credit Loss and Recovery Information

     Set forth below is certain information concerning the experience of the seller pertaining to new and used automobile, minivan, sport utility vehicle, light-duty truck, motorcycle or commercial vehicle receivables, including those previously sold which the seller continues to service. Percentages have been annualized for the _____ months ended _____, 200_ and 200_ and are not necessarily indicative of the experience for the year. [Net losses are equal to the aggregate of the balances of all contracts which are determined to be uncollectible in the period, less any recoveries on contracts charged off in the period or any prior periods, including any losses resulting from disposition expenses and any losses resulting from the failure to recover commissions to dealers with respect to contracts that are prepaid or charged off.] Liquidations represent a reduction in the outstanding balances of the contracts as a


                                    S2-18
result of monthly cash payments and charge-offs. All amounts and percentages are based on the gross amount scheduled to be paid on each contract, including unearned finance and other charges. There can be no assurance that the delinquency, repossession and net loss experience on the receivables transferred to the trust will be comparable to that set forth below:

                            Delinquency Experience

                                  At_____________________,
                        __________________,    _________________,
                               200_                   200_
                        Number of              Number of
                        Contracts    Amount    Contracts    Amount
                        ---------    ------    ---------    ------
Portfolio..........                 $                      $
Period of
Delinquency
  31-60 Days.......
  61 Days or More..    ---------    ------    ---------    ------
Total Delinquencies                 $                      $
Total Delinquencies
  as a Percent of the
  Portfolio........              %          %           %          %


                                                                  At December 31,
                               __________________, 200_   __________________, 200_    _____________________, 200_

                               Number of                   Number of                    Number of
                               Contracts      Amount       Contracts       Amount       Contracts         Amount
                               ---------      ------       ---------       ------       ---------         ------
Portfolio.................                 $                            $                             $
Period of Delinquency
  31-60 Days..............
  61 Days or More.........                 $                            $                             $
                               ---------   -----------     ---------    -----------     ---------     ------------
Total Delinquencies.......
Total Delinquencies
  as a Percent of the
  Portfolio...............              %             %              %             %               %                %



                                    S2-19

                      Credit Loss/Repossession Experience

                                                     At __________,                  Year Ended December 31,
                                                 ----------------------------------------------------------------
                                                   200_          200_           200_          200_           200_
                                                   -----         -----          -----         -----          ----
Average Amount Outstanding
  During the Period.......................       $              $             $              $             $
Average Number of Contracts
  Outstanding During the Period...........
Percent of Contracts Acquired During the
  Period with Recourse to the Dealer......                 %             %              %             %              %
Repossessions as a Percent of Average
  Number of Contracts Outstanding.........                 %             %              %             %              %
Net Losses as a Percent of
  Liquidations............................                 %             %              %             %              %
Net Losses as a Percent of Average
  Amount Outstanding......................                 %             %              %             %              %

     The data presented in the foregoing tables are for illustrative purposes only. Delinquency and credit loss experience may be influenced by a variety of economic, social and other factors. We cannot assure you that the delinquency and loan loss information of the seller, or that of the trust with respect to its receivables, in the future will be similar to that set forth above.


                                  The Seller

     [DESCRIPTION OF SELLER AND ITS UNDERWRITING AND SERVICING STANDARDS]

General

Underwriting Procedures

                                 The Depositor

     Information regarding the Depositor is set forth in the prospectus under the "The Depositor".

                                 The Servicer

           [DESCRIPTION OF THE SERVICER AND ITS SERVICING STANDARDS]

General

Collection and Repossession Procedures

Insurance

Extensions

Methods of Vehicle Disposal



                                    S2-20

                     Computing Your Portion of the Amount
                       Outstanding on the Certificates

     The servicer will provide to you in each report which it delivers to you a factor which you can use to compute your portion of the Certificate Balance outstanding on your Certificates. See "Pool Factors and Trading Information" in the prospectus.

                    Maturity and Prepayment Considerations

     Information regarding certain maturity and prepayment considerations with respect to the Certificates is set forth under "Maturity and Prepayment Considerations" in the prospectus. In addition, on each Payment Date, no principal payments will be made on the Class B Certificates until the amount of interest and principal due on the Class A Certificates has been paid.

     Since the rate of payment of principal of each class of Certificates depends on the rate of payment (including prepayments) of the principal balance of the receivables, final payment of either class of Certificates could occur significantly earlier than the Final Scheduled Payment Date.

     We Cannot Assure You That Your Certificates Will Be Repaid on the Final Scheduled Payment Date. We expect that final payment of each class of Certificates will occur on or prior to the Final Scheduled Payment Date. However, we cannot assure you that sufficient funds will be available to pay each class of Certificates in full on or prior to the Final Scheduled Payment Date. If sufficient funds are not available, the final distribution in respect of each class of Certificates could occur later than such date.

     The Level of Prepayments of the Receivables and Required Purchases by the Depositor and the Servicer are Unpredictable and May Affect Payments on the Certificates. The rate of prepayments of the receivables may be influenced by a variety of economic, social and other factors. In addition, under circumstances relating to breaches of representations, warranties or covenants, the Depositor and/or the servicer may be obligated to purchase receivables from the trust. See "The Receivables Pool" in this prospectus supplement and "Description of the Receivables Transfer and Servicing Agreements -- Sale and Assignment of Receivables" in the prospectus. A higher than anticipated rate of prepayments will reduce the aggregate principal balance of the receivables and thus the outstanding principal amounts of the Certificates more quickly than expected and thereby reduce anticipated aggregate interest payments on the Certificates. The certificateholders alone will bear any reinvestment risks resulting from a faster or slower incidence of prepayment of receivables. Such reinvestment risks include the risk that interest rates may be lower at the time such holders received payments from the trust than interest rates would otherwise have been had such prepayments not been made or had such prepayments been made at a different time.

     Risks of slower or faster repayments. You should consider --

     o in the case of Certificates purchased at a discount, the risk that a slower than anticipated rate of principal payments on the receivables could result in an actual yield that is less than the anticipated yield and

     o in the case of Certificates purchased at a premium, the risk that a faster than anticipated rate of principal payments on the receivables could result in an actual yield that is less than the anticipated yield.

                        Description of the Certificates

     We have filed a form of the pooling and servicing agreement as an exhibit to the registration statement of which this prospectus supplement is a part. A copy of the pooling and servicing agreement will be filed with the SEC after the trust issues the Certificates. We summarize the material terms of the Certificates below and under the headings "Certain Information Regarding the Securities" and "Description of the Receivables Transfer and


                                    S2-21

Servicing Agreements" in the prospectus. This summary is not a complete description of all the provisions of the pooling and servicing agreement and the Certificates. We refer you to those documents. The following is a supplement to the description of the material terms and provisions of the Certificates of any series and the related pooling and servicing agreement provided under those sections of the prospectus. We refer you to those sections.

Book-Entry Securities; Record Date; Denomination

     The Certificates will be Book-Entry Securities. Definitive Certificates for the Certificates will be issued only in the limited circumstances specified under "Certain Information Regarding the Securities--Definitive Securities" in the prospectus. Distributions on the Certificates on a Payment Date will be made to persons who were the holders of record on the day prior to the Payment Date. You may purchase Certificates in denominations of $1,000 and integral multiples thereof.

Distributions on Certificates

     Deposits to Collection Account. The servicer will establish the Collection Account as described under "Description of the Receivables Transfer and Servicing Agreements -- Accounts " in the prospectus. In general, the servicer will be permitted to retain collections on the receivables until the Business Day preceding any Payment Date. However, the servicer will be required to remit collections received with respect to the receivables not later than the second Business Day after receipt to the Collection Account (1) if there is an event of servicing termination , (2) if __________ is no longer the servicer or (3) if one of the other conditions set forth in the pooling and servicing agreement is not met.

     On or before the __th day of each month or, if such __th day is not a Business Day, the preceding Business Day, the servicer will inform the trustee of the following amounts with respect to the preceding Collection Period:

     (1)  the amount of aggregate collections on the receivables;

     (2)  the aggregate amount of Advances to be remitted by the servicer;

     (3) the aggregate Purchase Amount for the receivables to be repurchased by the seller or purchased by the servicer;

     (4)  the aggregate amount to be withdrawn from the Reserve Fund;

     (5) the aggregate amount to be distributed as principal and interest on the Certificates; and

     (6)  the Servicing Fee.

     On or before the Business Day preceding each Payment Date:

     (a) the servicer will cause all collections on the receivables, Liquidation Proceeds and recoveries to be deposited into the Collection Account and will deposit into the Collection Account all Purchase Amounts for the receivables to be purchased by the servicer on that date,

     (b) the seller will deposit into the Collection Account all Purchase Amounts of receivables to be repurchased by the seller on that date and

     (c) the servicer will deposit all Advances for the Payment Date into the Collection Account.

     On each Payment Date the servicer will allocate collections and Advances for the preceding calendar month (the Collection Period) to Available Interest and Available Principal. The amounts represented by those terms are more precisely described in the section "Glossary of Terms" in this prospectus supplement. In general, Available Interest for a Collection Period includes interest collections on the receivables, including the interest portion of Purchase Amounts and Liquidation Proceeds on receivables designated as Defaulted Receivables in that


                                    S2-22

Collection Period, and recoveries on receivables that were designated as Defaulted Receivables prior to that Collection Period, minus reimbursements to the servicer of its outstanding Advances. Available Principal includes principal collections on the receivables, including the principal portion of Purchased Amounts and Liquidation Proceeds on receivables designated as Defaulted Receivables in that Collection Period. A receivable will be designated as a Defaulted Receivable when the servicer determines that it is unlikely to be paid in full or when at least ___% of a scheduled payment is ___ or more days delinquent at the end of a Collection Period.

     The servicer will be entitled to receive reimbursements of its outstanding Advances as described under the section entitled "Description of the Receivables Transfer and Servicing Agreements--Advances" in the prospectus. We refer you to that section.

         Distributions. On each Payment Date the trustee will make the following deposits and distributions, to the extent of Available Interest and any available funds in the Reserve Fund (net of investment earnings) remaining after such reimbursements (and, to the extent indicated in clause (2) below, the Class B Percentage of Available Principal), in the following order of priority:

     (1) to the servicer, first from Available Interest and then, if necessary, from any such funds in the Reserve Fund, any unpaid Servicing Fee for the related Collection Period and all unpaid Servicing Fees from prior Collection Periods,

     (2) to the distribution account for the Class A Certificateholders, first from Available Interest, then, if necessary, from any such funds in the Reserve Fund, and finally, if necessary, from the Class B Percentage of Available Principal, interest distributable on the Class A Certificates for such Payment Date and

     (3) to the distribution account for the Class B Certificateholders, first from Available Interest and then, if necessary, from any such funds in the Reserve Fund, the interest distributable on the Class B Certificates for such Payment Date.

     The Class A Percentage is ___% and the Class B Percentage is _____%.

     The interest distributable on a class of Certificates on a Payment Date will accrue on its Certificate Balance at the applicable per annum rate set forth on the cover of this prospectus supplement from and including the prior Payment Date (or the Closing Date in the case of the first Payment Date) to but excluding the current Payment Date. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest accrued as of any Payment Date but not paid on such Payment Date will be due on the next Payment Date, together with interest on such amount at the applicable interest rate (to the extent lawful).

     On each Payment Date, the trustee will make the following deposits and distributions, to the extent of the portion of Available Principal, Available Interest and any such funds in the Reserve Fund (to be applied in that order of priority) remaining after the application of clauses (1), (2) and (3) above, in the following order of priority:

     (1) to the distribution account for the Class A Certificateholders, the Class A Principal Distribution for such Payment Date;

     (2) to the distribution account for the Class B Certificateholders, the Class B Principal Distribution for such Payment Date;

     (3) to the Reserve Fund, any amounts remaining, until the amount on deposit in the Reserve Fund equals the Specified Reserve Fund Balance; and

     (4)  to the seller, any amounts remaining.



                                    S2-23

     On each Payment Date, the trustee will distribute (i) to the Class A Certificateholders, all amounts on deposit in the distribution account for the Class A Certificateholders and (ii) to the Class B Certificateholders, all amounts on deposit in the distribution account for the Class B
Certificateholders.

     As an administrative convenience, the servicer will be permitted under certain circumstances to make deposits of Advances and Purchase Amounts for, or with respect to, a Collection Period net of payments to be made to the servicer with respect to such Collection Period. The servicer, however, will account to the trustee and to the certificateholders as if all such deposits and payments were made on an aggregate basis for each type of payment or deposit.

Statements to Certificateholders

     On each Payment Date, the trustee will include with each distribution to each certificateholder a statement setting forth the applicable information under the heading "Certain Information Regarding the Securities--Reports to Securityholders" in the prospectus.

     The statements for each Collection Period will be delivered to DTC for further distribution to beneficial owners of the Certificates in accordance with DTC procedures. Copies of such statements may be obtained by beneficial owners of Certificates by a request in writing addressed to the trustee at its corporate trust office at _____________.

Subordination of Class B Certificates

     The rights of the Class B Certificateholders to receive distributions of interest are subordinated to the rights of Class A Certificateholders to receive payments of interest. In addition, on each Payment Date the Class B Certificateholders will not receive a distribution of principal until the Class A Certificateholders have received their distribution of interest and principal. This subordination is effected by the allocation of funds set forth under "--Distributions on Certificates" above.

Optional Prepayment

     If the servicer exercises its option to purchase the receivables when the aggregate principal balance of the receivables declines to 10% or less of the aggregate principal balance of the receivables as of the Cutoff Date, you will receive an amount in respect of your Certificates equal to the sum of:

     o the outstanding Certificate Balance of your Certificates together with accrued and unpaid interest at the rate of interest for your Certificates and

     o interest on any past due interest at the rate of interest for your Certificates, to the extent lawful.

     See "Description of the Receivables Transfer and Servicing Agreements -- Termination" in the prospectus.

Servicing Compensation and Expenses

     On each Payment Date the servicer is entitled to receive the Servicing Fee, together with any portion of the Servicing Fee that remains unpaid from prior Payment Dates. The Servicing Fee will be paid only to the extent of the funds deposited in the Collection Account with respect to the Collection Period preceding such Payment Date, plus funds, if any, deposited into the Collection Account from the Reserve Fund. The servicer also is entitled to receive the Supplemental Servicing Fee. See "Description of the Receivables Transfer and Servicing Agreements -- Servicing Compensation and Expenses" in the prospectus.



                                    S2-24

Rights Upon Event of Servicing Termination

     If an event of servicing termination occurs, the trustee or holders of Certificates evidencing not less than 25% of the aggregate principal balance of the receivables may remove the servicer without the consent of any of the other certificateholders.

Waiver of Past Events of Servicing Termination

     If an event of servicing termination occurs, holders of Certificates evidencing at least 51% of the aggregate principal balance of the receivables, subject to the exceptions provided in the pooling and servicing agreement, may waive any event of servicing termination except for a failure to make any required deposits to or payments from any account, without the consent of any of the other certificateholders.

Reserve Fund

     Deposits to the Reserve Fund. The Reserve Fund will be funded by a deposit by the seller on the Closing Date in the amount of $__________. The amount on deposit in the Reserve Fund may increase from time to time up to the Specified Reserve Fund Balance by deposits of funds withdrawn from the Collection Account to the extent available as described under "--Distribution on the Certificates -- Distributions" above.

     Withdrawals From the Reserve Fund. On each Payment Date, the amount available in the Reserve Fund will equal the greater of (a) the amount on deposit in the Reserve Fund (exclusive of investment earnings) and (b) the Specified Reserve Fund Balance. The funds on deposit in the Reserve Fund (exclusive of investment earnings) may be deposited into the Collection Account to the extent described under "-- Distributions on the Certificates -- Distributions" above. Funds on deposit in the Reserve Fund in excess of the Specified Reserve Fund Balance will be paid to the seller.

     Investment. Amounts on deposit in the Reserve Fund will be invested by the Servicer at the direction of the seller in permitted investments and investment earnings (net of losses and investment expenses) therefrom will be deposited into the Reserve Fund. Permitted investments are generally limited to obligations or securities that mature on or before the next Payment Date. However, to the extent each rating agency rating the Certificates confirms that such actions will not adversely affect its ratings of the Certificates, funds in the Reserve Fund may be invested in obligations that will not mature prior to the next Payment Date and will not be sold to meet any shortfalls.

     Funds in the Reserve Fund Will be Limited. Amounts on deposit in the Reserve Fund from time to time are available to --

     o enhance the likelihood that you will receive the amounts due on your Certificates and

     o decrease the likelihood that you will experience losses on your Certificates.

     However, the amounts on deposit in the Reserve Fund are limited to the Specified Reserve Fund Balance. If the amount required to cover shortfalls in funds on deposit in the Collection Account exceeds the amount available to be withdrawn from the Reserve Fund, a shortfall in the amounts distributed to the certificateholders could result. Depletion of the Reserve Fund ultimately could result in losses on your Certificates.

     After the payment in full, or the provision for such payment of all accrued and unpaid interest on the Certificates and the outstanding Certificate Balance of the Certificates, any funds remaining on deposit in the Reserve Fund, subject to certain limitations, will be paid to the seller.



                                    S2-25

                   Material Federal Income Tax Consequences

     In the opinion of Sidley Austin Brown & Wood LLP, counsel for the Depositor and federal tax counsel for the trust, for federal income tax purposes, the trust will be a grantor trust and will not be treated as an association (or a publicly traded partnership) taxable as a corporation.

     Each certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the trust represented by the Certificates and will be considered the owner of a pro rata undivided interest in each of the receivables in the trust.

     Each certificateholder will be required to report on its federal income tax return, in accordance with the certificateholder's method of accounting, its pro rata share of the entire income from the receivables in the trust represented by the Certificates, including interest, original interest discount, if any, prepayment fees, assumption fees, any gain recognized upon an assumption and late payment charges received by the servicer. See "Material Federal Income Tax Consequences" in the prospectus.

                             ERISA Considerations

     For a general discussion of ERISA considerations in respect of the Certificates, we refer you to the section entitled "ERISA Considerations" in the prospectus.

     Investors of assets of a Plan may rely on an individual administrative exemption granted to a predecessor of Wachovia Capital Markets LLC by the U.S. Department of Labor, Prohibited Transaction Exemption 96-22, 61 Fed. Reg. 14828 (April 3, 1996), as amended, from some of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Internal Revenue Code with respect to the initial purchase, the holding and the subsequent resale by Plans of Certificates in pass-through trusts that consist of specified receivables, loans and other obligations, provided the conditions and requirements of the Exemption, including the requirement that an investing Plan be on "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended, are met. The Exemption applies to motor vehicle installment loans such as the receivables owned by the trust. A "Plan" is an employee benefit or other plan or arrangement (such as an individual retirement plan or Keogh plan) that is subject to ERISA or Section 4975 of the Internal Revenue Code.

     For a general description of the Exemption and the conditions that must be satisfied for the Exemption to apply, see "ERISA Considerations -- Certificates" in the prospectus.

     Before purchasing a Certificate, a fiduciary of a Plan must satisfy itself that (i) the Certificates are "Certificates" for purposes of the Exemption and (ii) the general and specific conditions and requirements in the Exemption would be met.

     The rating of a certificate may change. If the rating of a certificate declines below the lowest permitted rating, the certificate will no longer be eligible for relief under the Exemption, and consequently may not be purchased by or sold to a Plan, although a Plan that had purchased the certificate when it had a permitted rating would not be required by the Exemption to dispose of it.

     Prospective Plan investors are encouraged to consult with their legal advisors concerning the impact of ERISA and the Internal Revenue Code and the applicability of the Exemption and the effect of the Plan Assets Regulation, and the potential consequences in their specific circumstances, before making an investment in any of the offered Certificates. Moreover, each Plan fiduciary is encouraged to determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.



                                    S2-26

     The sale of Certificates to a Plan is in no respect a representation by the trust or the underwriters that this investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that this investment is appropriate for Plans generally or any particular Plan.

                                 Underwriting

     Subject to the terms and conditions set forth in the underwriting agreement, the Depositor has agreed to sell to each of the underwriters named below, and each of those underwriters has severally agreed to purchase, the initial Certificate Balances of Class A Certificates and Class B Certificates set forth opposite its name below:

                                                         Certificate Balance of    Certificate Balance of
                     Underwriter                          Class A Certificates      Class B Certificates
------------------------------------------------------  ------------------------  ------------------------
.....................................................
.....................................................
.....................................................
.....................................................
         Total......................................

     The Depositor has been advised by the underwriters that they propose to offer the Certificates to the public initially at the applicable prices set forth on the cover page of this prospectus supplement. After the initial public offering of the Class A Certificates and Class B Certificates, the public offering prices may change.

     The underwriting discounts and commissions, the selling concessions that the underwriters may allow to certain dealers, and the discounts that such dealers may reallow to certain other dealers, expressed as a percentage of the Certificate Balance of each class of Certificates and as an aggregate dollar amount, shall be as follows:

                                                          Selling Concessions   Reallowance not
                                                             not to exceed         to exceed
                                                          -------------------   ---------------
Class A Certificates.................................
Class B Certificates.................................

     Neither the Depositor nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Certificates. In addition, neither the Depositor nor any of the underwriters makes any representation that the underwriters will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

     The Certificates are new issues of securities and there currently is no secondary market for the Certificates. The underwriters for the Certificates expect to make a market in such securities but will not be obligated to do so. We cannot assure you that a secondary market for the Class A Certificates or the Class B Certificates will develop. If a secondary market for the Class A Certificates or the Class B Certificates does develop, it might end at any time or it might not be sufficiently liquid to enable you to resell any of your Certificates.

     The trustee and the Servicer may, from time to time, invest the funds in the Collection Account and the Reserve Fund, as applicable, in investments acquired from or issued by the underwriters.

     In the ordinary course of business, the underwriters and their affiliates have engaged and may engage in investment banking and commercial banking transactions with the Depositor and its affiliates.

     The Depositor has agreed to indemnify the underwriters against certain liabilities, including civil liabilities under the Securities Act or to contribute to payments which the underwriters may be required to make in respect thereof.



                                    S2-27

     The closing of the sale of each class of the Certificates is conditioned on the closing of the sale of the other class of Certificates.

     Upon receipt of a request by an investor who has received an electronic prospectus from an underwriter or a request by such investor's representative within the period during which there is an obligation to deliver a prospectus, the seller or the underwriter will promptly deliver, without charge, a paper copy of this prospectus supplement and the prospectus.

                                Legal Opinions

     Certain legal matters relating to the Certificates, including certain federal income tax matters, have been passed upon for the Depositor by Sidley Austin Brown & Wood LLP, San Francisco, California. Certain legal matters relating to the Certificates will be passed upon for the underwriters by Sidley Austin Brown & Wood LLP, San Francisco, California.




                                    S2-28

                               Glossary of Terms

     Additional defined terms used in this prospectus supplement are defined under "Glossary of Terms for the Prospectus" in the prospectus.

     "ABS" means the Absolute Prepayment Model which we use to measure prepayments on receivables and we describe under "The Receivables
Pool--Weighted Average Life of the Certificates".

     "ABS Table" means the table captioned "Percent of Initial Certificate Balance at Various ABS Percentages" beginning on page S2-19 of this prospectus supplement.

     "Advance" means, with respect to a receivable and a Payment Date, the excess, if any, of (a) the product of the principal balance of that receivable as of the first day of the related Collection Period and one-twelfth of its contract rate of interest over (b) the interest actually received by the servicer from the obligor or from payment of the Purchase Amount during or with respect to that Collection Period.

     "Available Interest" means, with respect to any Payment Date, the excess of

     (a) the sum of:

          o    interest Collections for such Payment Date,

          o    all Advances made by the servicer for such Payment Date and

          o beginning with the Collection Period for which the servicer shall not have made an Advance with respect to a receivable other than because such receivable was a Defaulted Receivable, net investment earnings on amounts on deposit in the Collection Account as of the last day of the related Collection Period, over

     (b) the amount of outstanding Advances to be reimbursed on or with respect to such Payment Date.

     "Available Principal" means, with respect to any Payment Date, the sum of the following amounts with respect to the preceding Collection Period:

     o that portion of all collections on the receivables allocable to principal in accordance with the terms of the receivables and the servicer's customary servicing procedures,

     o to the extent attributable to principal, the Purchase Amount received with respect to each receivable repurchased by the seller or purchased by the servicer under an obligation which arose during that Collection Period and

     o all Liquidation Proceeds, to the extent allocable to principal, received during such Collection Period.

Available Principal on any Payment Date will exclude all payments and proceeds of any receivables the Purchase Amount of which has been distributed on a prior Payment Date.

     "Business Day" is a day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in the State of New York are authorized by law, regulation or executive order to be closed.

     "Certificate Balance" means, with respect to a class of Certificates, the original Certificate Balance for that class as reduced by all prior distributions of principal to the holders of record of that class of Certificates. The original Certificate Balance of each class of Certificates is set forth on the cover of this prospectus supplement.



                                    S2-29

     "Certificates" means, collectively, the Class A Certificates and the Class B Certificates.

     "Class A Certificateholders" means the holders of record of Class A Certificates.

     "Class A Certificates" means the __% Automobile Loan Pass-Through Certificates, Class A.

     "Class A Percentage" means _____%.

     "Class A Principal Distribution" means, for a Payment Date will equal the sum of (i) the Class A Percentage of the Available Principal plus the Class A Percentage of Realized Losses, (ii) the Class A Percentage of the Available Principal for any prior Payment Date and the Class A Percentage of Realized Losses for any prior Payment Date, in each case only to the extent, if any, that they have not already been distributed to the Class A Certificateholders and (iii) if that Payment Date is the Final Scheduled Payment Date, the additional amount, if any, needed to reduce the Certificate Balance of the Class A Certificates to zero.

     "Class B Certificateholders" means the holders of record of Class B Certificates.

     "Class B Certificates" means the __% Automobile Loan Pass-Through Certificates, Class B.

     "Class B Percentage" means _____%.

     "Class B Principal Distribution" means, for a Payment Date will equal the sum of (i) the Class B Percentage of the Available Principal plus the Class B Percentage of Realized Losses, (ii) the Class B Percentage of the Available Principal for any prior Payment Date and the Class B Percentage of Realized Losses for any prior Payment Date, in each case only to the extent, if any, that they have not already been distributed to the Class B Certificateholders and (iii) if that Payment Date is the Final Scheduled Payment Date, the additional amount, if any, needed to reduce the Certificate Balance of the Class B Certificates to zero.

     "Closing Date" means __________.

     "Collateral Agent" means ___________________ and its successors and assigns as the collateral agent to which the funds and investments in the Reserve Fund have been pledged for the benefit of the certificateholders.

     "Collection Account" means an account, held in the name of the indenture trustee, into which the servicer is required to deposit collections on the receivables and other amounts.

     "Collection Period" means, with respect to a Payment Date, the calendar month preceding that Payment Date, or in the case of the initial Payment Date, the period from the Cutoff Date to __________.

     "Contract Rate" means the per annum interest rate borne by a receivable.

     "Cutoff Date" means the date as of which the seller will transfer the receivables to the trust, which is __________.

     "Defaulted Receivable" means a receivable (i) that the servicer determines is unlikely to be paid in full or (ii) with respect to which at least 10% of a scheduled payment is 120 or more days delinquent as of the end of a calendar month.

     "Final Scheduled Payment Date" means __________.

     "Interest Collections" mean, with respect to any Payment Date, the sum of the following amounts with respect to the preceding Collection Period:

     (1) that portion of all collections on the receivables allocable to interest in accordance with the terms of the receivables and the servicer's customary servicing procedures;



                                    S2-30

     (2) all Liquidation Proceeds, to the extent allocable to interest, received during such Collection Period;

     (3)  all recoveries received during such Collection Period; and

     (4) to the extent attributable to interest, the Purchase Amount with respect to each receivable repurchased by the seller or purchased by the servicer under an obligation which arose during such Collection Period.

Interest Collections for any Payment Date shall exclude all payments and proceeds of any receivables the Purchase Amount of which has been distributed on a prior Payment Date.

     "Liquidation Proceeds" means with respect to any receivable (a) insurance proceeds received by the servicer and (b) the monies collected by the servicer from whatever source, including but not limited to proceeds of a financed vehicle sold after repossession, on a Defaulted Receivable net of any payments required by law to be remitted to the obligor.

     "Payment Date" means the date on which the trust will distribute interest and principal on the Certificates, which will be the __________ day of each month or, if any such day is not a Business Day, on the next Business Day, commencing __________.

     "Purchase Amount" means a price at which the seller or the servicer must purchase a receivable, equal to the amount required to be paid by the related obligor to prepay such receivable (including one month's interest thereon, in the month of payment, at the Contract Rate), after giving effect to the receipt of any monies collected (from whatever source) on such receivable.

     "Realized Losses" means, for any Collection Period, the excess of the aggregate principal balance of those receivables that were designated as Defaulted Receivables during that Collection Period over Liquidation Proceeds received with respect to such receivables during such Collection Period and allocable to principal.

     "Recoveries" means, with respect to any Collection Period after a Collection Period in which a receivable becomes a Defaulted Receivable, all monies received by the servicer with respect to such Defaulted Receivable during that Collection Period, net of any fees, costs and expenses incurred by the servicer in connection with the collection of such Defaulted Receivable and any payments required by law to be remitted to the obligor.

     "Reserve Fund" means the account which the seller will establish in the name of the Collateral Agent into which the seller will deposit the Reserve Initial Deposit. The trustee will make the other deposits into and withdrawals from the Reserve Fund as specified in this prospectus supplement.

     "Reserve Initial Deposit" means the $__________ initially deposited into the Reserve Fund.

     "Servicing Fee" means a fee payable to the servicer on each Payment Date for servicing the receivables which is equal to the product of 1/12 of __% and the aggregate principal balance of the receivables as of the first day of the related Collection Period.

     "Specified Reserve Fund Balance" equals the greater of --

     o    __% of the outstanding principal balance of the receivables and

     o    __% of the principal balance of the receivables as of the Cutoff
          Date.

     "Supplemental Servicing Fee" means, for each Collection Period, the amount of any late fees and other administrative fees and expenses collected during that Collection Period, plus any interest earned during the Collection Period on amounts on deposit in the Collection Account during the Collection Period.




                                    S2-31

                           ____________ Trust 200_-_


                            _______________________
                              Seller and Servicer

                       Pooled Auto Securities Shelf LLC
                                   Depositor


                                  $__________

             $__________ _____% Class A Asset Backed Certificates
             $__________ _____% Class B Asset Backed Certificates

                  ------------------------------------------
                             PROSPECTUS SUPPLEMENT
                  ------------------------------------------


     You should rely only on the information contained or incorporated by reference in this prospectus supplement. We have not authorized anyone to provide you with additional or different information. We are not offering the securities in any state in which the offer is not permitted.

     Dealers will deliver a prospectus when acting as underwriters of the securities and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the securities will be required to deliver a prospectus until _____.






                              Wachovia Securities







                                  _____, 200_

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement and the attached prospectus are not an offer to sell these securities and they are not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                             Subject to Completion
            Preliminary Prospectus Supplement dated March 17, 2005

Prospectus Supplement
(To Prospectus dated _______, 200_)

                                  $__________
                            __________ Trust 200_-_
                $__________ _____% Class A-1 Asset Backed Notes
                $__________ _____% Class A-2 Asset Backed Notes $__________ _____%Class A-3 Asset Backed Notes $__________ _____% Class A-4 Asset Backed Notes $__________ _____% Asset Backed Certificates



                                _______________
                              Seller and Servicer

                       Pooled Auto Securities Shelf LLC
                                   Depositor

--------------------------------------------------------------------------------------------------------------------------
                                                             Underwriting Discounts               Net Proceeds
                                     Price                       and Commissions                  to Depositor
--------------------------------------------------------------------------------------------------------------------------
Class A-1 Notes        $                (           %)    $               (           %) $                (           %)
--------------------------------------------------------------------------------------------------------------------------
Class A-2 Notes        $                (           %)    $               (           %) $                (           %)
--------------------------------------------------------------------------------------------------------------------------
Class A-3 Notes        $                (           %)    $               (           %) $                (           %)
--------------------------------------------------------------------------------------------------------------------------
Class A-4 Notes        $                (           %)    $               (           %) $                (           %)
--------------------------------------------------------------------------------------------------------------------------
Certificates           $                (           %)    $               (           %) $                (           %)
--------------------------------------------------------------------------------------------------------------------------
         Total         $                                  $                              $
--------------------------------------------------------------------------------------------------------------------------

The proceeds to the depositor listed in the table are before deducting expenses payable by the depositor estimated to be $_____.

The primary asset of the trust is a pool of motor vehicle installment sale contracts made to finance the retail purchase of new or used automobiles, minivans, sport utility vehicles, light duty trucks, motorcycles or commercial vehicles.

The price of the notes and the certificates will also include accrued interest, if any, from the date of initial issuance. Distributions on the securities will be made on the _____ day of each month or, if not a business day, on the next business day, beginning __________. The main sources for payment of the securities are a pool of motor vehicle retail installment sale contracts, certain payments under the contracts, monies on deposit in a reserve fund and a financial guaranty insurance policy issued by _______________ unconditionally guaranteeing timely payment of monthly interest and monthly principal and ultimate payment of principal on the securities, in each case as described herein.

Consider carefully the Risk Factors beginning on page S3-__ in this prospectus supplement and on page 8 of the prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              Wachovia Securities

            The date of this Prospectus Supplement is _____, 200_.

                    Table of Contents

                                                  Page
                                                  ----

Reading These Documents.............................4
Summary.............................................5
Risk Factors.......................................11
The Trust..........................................17
    Limited Purpose and Limited Assets.............17
    Capitalization of the Trust....................17
The Receivables Pool...............................17
    Criteria Applicable to Selection of
       Receivables.................................18
    Characteristics of the Receivables.............18
    Weighted Average Lives of the Securities.......22
The Seller and Servicer............................28
    Underwriting Procedures........................28
    Collection Procedures..........................28
    Physical Damage Insurance......................28
    Delinquency and Credit Loss Information........28
    Delinquency and Credit Loss Trends.............29
The Depositor......................................29
Computing Your Portion of the Amount Outstanding
    on the Securities..............................29
Maturity and Prepayment Considerations.............29
    Your Securities May Not Be Repaid on
      the Final Distribution Dates.................30
    Prepayments of the Receivables and
      Required Repurchases.........................30
    Risks of Slower or Faster Repayments...........30
Description of the Notes...........................30
    Note Registration..............................31
    Payments of Interest...........................31
    Payments of Principal..........................31
    Optional Redemption............................32
    The Indenture Trustee..........................32
Description of the Certificates....................32
    Certificate Registration.......................32
    Payments of Interest...........................33
    Payments of Principal..........................33
    Optional Prepayment............................33
    The Owner Trustee..............................33
Application of Available Funds.....................34
    Sources of Funds for Distributions.............34
    Priority of Distributions......................34
Description of the Receivables Transfer and
  Servicing Agreements.............................36
    Servicing the Receivables......................36
    Yield Supplement Overcollateralization Amount..37
    Accounts.......................................38
    Servicing Compensation and Expenses............38
    Certain Matters Regarding the Servicer.........38
    Events of Servicing Termination................38
    Rights Upon Event of Servicing Termination.....39
    Right of Insurer to Terminate Servicer.........40
    Waiver of Past Events of Servicing Termination.40
    Amendment of the Sale and Servicing Agreement..40
    Optional Purchase of Receivables...............41
    Deposits to the Collection Account.............41
    Servicer Will Provide Information to Trustees..42
    Reserve Fund...................................43
Description of the Insurer.........................44
    The Insurer....................................44
    The Insurer Financial Information..............45
    Financial Strength Ratings of the Insurer......45
Description of the Insurance Policy................45
    Other Terms of the Insurance Policy............46
Description of the Indenture.......................46
    Events of Default..............................46
    Rights Upon Event of Default...................47
    Waiver of Past Defaults........................49
    Replacement of Indenture Trustee...............49
    Satisfaction and Discharge of Indenture........50
    Modification of Indenture......................50
    Administration Agreement.......................51
Description of the Trust Agreement.................51
    Formation of Trust; Issuance of Certificates...51
    Replacement of Owner Trustee...................51
    Duties of Owner Trustee........................51
    Compensation; Indemnification..................52
    Termination of Trust...........................52
    Amendment of Trust Agreement...................52



                                     S3-2

                                                  Page
                                                  ----

Material Federal Income Tax Consequences...........53
ERISA Considerations...............................53
       The Notes...................................53
       The Certificates............................54
Underwriting.......................................55
Legal Opinions.....................................56
Experts............................................56
Glossary of Terms..................................57

Annex I - Global Clearance, Settlement
   and Tax Documentation
   Procedures..................................S3-I-1



                                     S3-3

                            Reading These Documents

     We provide information on the Securities in two documents that offer varying levels of detail:

     1. Prospectus - provides general information, some of which may not apply to the Securities.

     2. Prospectus Supplement - provides a summary of the specific terms of the Securities.

     We suggest you read this prospectus supplement and the prospectus in their entirety. The prospectus supplement pages begin with "S." If the terms of the Securities described in this prospectus supplement vary with the accompanying prospectus, you should rely on the information in this prospectus supplement.

     We include cross-references to sections in these documents where you can find further related discussions. Refer to the Table of Contents in this prospectus supplement and in the prospectus to locate the referenced sections.

     You should rely only on information on the Securities provided in this prospectus supplement and the prospectus. We have not authorized anyone to provide you with different information.





                                     S3-4

                                    Summary

     The following summary is a short description of the main terms of the offering of the securities. For that reason, this summary does not contain all of the information that may be important to you. To fully understand the terms of the offering of the securities, you will need to read both this prospectus supplement and the attached prospectus in their entirety.

Basic Terms of the Securities:

Issuer/Trust                _____ Trust 200_-_

Seller and
Servicer                    __________

Depositor                   Pooled Auto Securities Shelf LLC

Owner
Trustee                     __________

Indenture
Trustee                     __________

Insurer                     __________

Cutoff Date                 Close of business on _____, 200_

Receivables                 Retail installment sale contracts of new and used
                            motor vehicles

Credit
Enhancement                 For the notes, the subordination of certificates

                            For both the notes and the certificates, a reserve fund and an insurance policy issued by the insurer

Securities to be offered

   Class A-1 notes:         $__________
   Class A-2 notes:         $__________
   Class A-3 notes:         $__________
   Class A-4 notes:         $__________
   Certificates:            $__________

Interest Rates

   Class A-1 notes:         _____%
   Class A-2 notes:         _____%
   Class A-3 notes:         _____%
   Class A-4 notes:         _____%
   Certificates:            _____%

Interest Basis

   Class A-1 notes:         Actual number of days elapsed and assuming a
                            360-day year

   Other
   securities:              A 360-day year of twelve 30-day months

Distribution
Dates The _____ day of each month (or, if the _____ day is not a business day, the next succeeding business day)

Record Date                 Holders of record are determined on the close of
                            business on the day immediately preceding each distribution date

First
Distribution
Date                        _____, 200_



                                     S3-5

Final Distribution Dates

   Class A-1 notes:         __________
   Class A-2 notes:         __________
   Class A-3 notes:         __________
   Class A-4 notes:         __________
   Certificates:            __________

Closing Date                Expected to be _____, 200_

Clearance and
Settlement                  The Depository Trust Company, Clearstream and
                            Euroclear

The Trust

The __________ Trust 200_-_ will be governed by an amended and restated trust agreement, dated as of _____ 1, 200_, between the depositor and the owner trustee. The trust will issue the notes and the certificates and will apply the net proceeds from the sale of the securities to purchase from the depositor a pool of receivables consisting of motor vehicle retail installment sale contracts. The trust will rely upon collections on the receivables and the funds on deposit in certain accounts to make payments on the securities. The trust will be solely liable for the payment of the securities, except that the insurer will issue a financial guaranty insurance policy that will unconditionally and irrevocably guarantee timely payment of monthly interest and monthly principal and ultimate payment of principal on the securities.

The notes will be non-recourse obligations of, and the certificates will represent beneficial ownership interests in, the trust. The notes and the certificates will not represent interests in or obligations of Pooled Auto Securities Shelf LLC, __________ or any other person or entity.

Seller and Servicer

__________ has purchased the receivables from its dealers, will sell the receivables and certain related property to the depositor and will act as servicer with respect to the receivables on behalf of the trust. __________'s principal executive office is located at __________, and its telephone number is (___)__________.

Depositor

Pooled Auto Securities Shelf LLC will transfer the receivables and related property to the trust. Pooled Auto Securities Shelf LLC's principal executive office is located at One Wachovia Center, Charlotte, North Carolina 28288, and its telephone number is (704) 715-6030.

Property of the Trust

The primary property of the trust will be:

     o the right to receive interest and principal payments on a pool of retail installment sale contracts purchased by __________ in the ordinary course of business in connection with the sale of new and used _____ motor vehicles; and

     o the right to cash (and investment earnings on such amounts) on deposit in the reserve fund.

Payments on the Securities

Monthly Interest Payments

On each distribution date, the trust will pay interest on the notes based on the total amount of interest due on each class of notes without preference or priority between classes, except, if the amount available to pay interest is insufficient, then interest will be paid pro rata on all classes of notes based on the interest payable to each class. Interest on the certificates is subordinate to interest on the notes and will not be paid on any distribution date until interest on the notes has been paid in full.

Monthly Principal Payments

The notes will be paid sequentially and no principal will be paid on any class of notes until each class with a lower numerical designation has been paid in full; provided, however, if the notes are accelerated after an event of default, principal will be paid pro rata on all classes of notes.

On each distribution date, the amount required to be paid as principal of the notes will equal the lesser of:

     o the outstanding principal balance of the notes as of the immediately preceding distribution date after giving effect to all payments of principal to the noteholders on that distribution


                                     S3-6
          date (or as of the closing date in the case of the first distribution date); and

     o the amount necessary to reduce the sum of the outstanding principal balance of the securities as of the immediately preceding distribution date after giving effect to all payments of principal to the securityholders on that distribution date (or as of the closing date in the case of the first distribution date) to an amount equal to (i) the aggregate principal balance of the receivables as of the last day of the related collection period less
          (ii) the yield supplement overcollateralization amount with respect to the related distribution date;

provided, however, that the amount required to be paid as principal of the notes on the final distribution date for any class of notes will equal the greater of the amount described above and the amount necessary to reduce the outstanding principal balance of that class of notes to zero.

Principal on the certificates will not be paid until principal on the notes has been paid in full. On each distribution date on or after the distribution date on which the notes have been paid in full, the amount required to be paid as principal of the certificates will equal the lesser of:

     o the outstanding principal balance of the certificates as of the immediately preceding distribution date after giving effect to all payments of principal to the certificateholders on that distribution date; and

     o the amount necessary to reduce the outstanding principal balance of the certificates as of the immediately preceding distribution date after giving effect to all payments of principal to the certificateholders on that distribution date to an amount equal to
          (i) the aggregate principal balance of the receivables as of the last day of the related collection period less (ii) the yield supplement overcollateralization amount with respect to the related distribution date;

provided, however, that the amount required to be paid as principal of the certificates on the final distribution date for the certificates will equal the greater of the amount described above and the amount that is necessary, after giving effect to all payments of principal to the certificateholders on such distribution date, to reduce the sum of the outstanding principal balance of the certificates to zero.

Yield Supplement Overcollateralization Amount

The aggregate principal balance of the receivables as of the cutoff date will exceed the initial principal balance of the securities by $__________, which is approximately _____% of the aggregate principal balance of the receivables as of the cutoff date. The yield supplement overcollateralization amount is intended to compensate for the low annual percentage rates on most of the receivables, which are lower than the interest rates on the various classes of securities and will decline on each distribution date.

See "Description of the Receivables Transfer and Servicing Agreements--Yield Supplement Overcollateralization Amount" for a more detailed description of the yield supplement overcollateralization amount.

Credit Enhancement

The credit enhancement for the notes generally will include the following:

Subordination of the Certificates

Payments of interest on the certificates will be subordinated to payments of interest on the notes, and no payments of principal will be made on the certificates until the notes have been paid in full. If the notes have been accelerated after an event of default under the indenture, no payments will be made on the certificates until monthly principal has been paid to the notes; provided, however, that the indenture trustee will continue to withdraw available amounts from the reserve fund and to submit claims under the insurance policy in respect of monthly interest on the certificates following an event of default under the indenture.

The credit enhancement for both the notes and the certificates generally will include the following:

Reserve Fund

On the closing date, the servicer will establish, in the name of the indenture trustee, a reserve fund into which certain excess collections on the receivables will be deposited and from which amounts may be withdrawn to pay the servicing fee to the servicer, required payments on the securities and required payments to the insurer. On the closing date,


                                     S3-7

$__________ will be deposited in the reserve fund. On each distribution date, the indenture trustee will deposit in the reserve fund, from amounts collected on or in respect of the receivables during the related collection period and not used on that distribution date to make required payments to the servicer, the securityholders or the insurer, the amount, if any, by which:

     o the amount required to be on deposit in the reserve fund on that distribution date exceeds

     o    the amount on deposit in the reserve fund on that distribution date.

On each distribution date, funds will be withdrawn from the reserve fund for distribution to the securityholders to cover any shortfalls in the amounts described in the first sentence of the preceding paragraph.

The amount required to be on deposit in the reserve fund on any distribution date will equal the greater of an amount equal to _____% of the aggregate principal balance of the receivables as of the last day of the related collection period and an amount equal to _____% of the aggregate principal balance of the receivables as of the cutoff date; provided, however, that the amount required to be on deposit in the reserve fund will not exceed the principal balance of the securities. The amount required to be on deposit in the reserve fund on any distribution date may be increased upon the occurrence of certain events, including if delinquencies or cumulative net losses on the receivables exceed levels specified in the insurance agreement.

If the amount on deposit in the reserve fund on any distribution date exceeds the amount required to be on deposit on that distribution date, after giving effect to all required deposits to and withdrawals from the reserve fund on that distribution date, the excess will be paid to the seller. Any amount paid to the seller will no longer be property of the trust.

For a more detailed description of the deposits to and withdrawals from the reserve fund, see "Description of the Receivables Transfer and Servicing Agreements--Reserve Fund."

Insurance Policy

The insurer will issue a financial guaranty insurance policy for the benefit of the securityholders under which the insurer will unconditionally and irrevocably guarantee the timely payment of monthly interest and monthly principal and the ultimate payment of principal on the securities to the securityholders and the payment of the servicing fee to the servicer. In general, on each distribution date the insurer will pay under the insurance policy the amount, if any, by which:

     o the servicing fee for the related collection period plus any overdue servicing fees for previous collection periods plus the monthly interest and monthly principal for that distribution date payable to the securityholders plus any overdue monthly interest for previous distribution dates payable to the securityholders plus interest on any overdue interest payable to any class of securities at the interest rate applicable to that class of securities payable to the securityholders exceeds

     o the funds otherwise available to pay those amounts, including amounts available to be withdrawn from the reserve fund.

All amounts paid under the insurance policy will be deposited in the collection account. The indenture trustee will continue to submit claims under the insurance policy with respect to the notes and the certificates following an event of default under the indenture until the securities are paid in full.

For a more detailed description of the insurer and the insurance policy, see "Description of the Insurer" and "Description of the Insurance Policy."

Optional Termination

The servicer has the option to purchase from the trust all remaining receivables on any distribution date following the last day of a collection period as of which the aggregate principal balance of the receivables is 10% or less of the aggregate principal balance of the receivables as of the cutoff date. The purchase price will equal the outstanding aggregate principal balance of the receivables plus accrued but unpaid interest thereon plus all amounts due to the insurer under the insurance agreement; provided, however, that the purchase price must equal or exceed the outstanding principal balance of the notes and certificates as of the purchase date plus accrued but unpaid interest thereon at the applicable interest rate through the related interest period plus all amounts due to the insurer under the insurance agreement. The


                                     S3-8
trust will apply such payment to the payment of the securities in full.

Servicer Compensation

The trust will pay the servicer a servicing fee on each distribution date for the related collection period in an amount equal to 1/12 of _____% of the aggregate principal balance of the receivables as of the first day of that collection period (or as of the cutoff date in the case of the first distribution date).

Ratings

It is a condition to the issuance of the securities that Moody's and Standard & Poor's respectively rate the:

     o    class A-1 notes "_____"

     o    class A-2 notes, class A-3 notes and class A-4 notes "_____" and

     o    certificates "_____".

A rating is not a recommendation to purchase, hold or sell the related securities, inasmuch as a rating does not comment as to market price or suitability for a particular investor. The ratings of the securities address the likelihood of the payment of principal and interest on the securities according to their terms. A rating agency rating the securities may lower or withdraw its rating in the future, in its discretion, as to any class of securities.

Investment in the Securities

There are material risks associated with an investment in the securities.

For a discussion of the risk factors that should be considered in deciding whether to purchase any of the securities, see "Risk Factors" in this prospectus supplement and in the prospectus.

Tax Status

Opinions of Counsel

In the opinion of Sidley Austin Brown & Wood LLP, for federal income tax purposes the notes will be characterized as debt and the trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation.

Investor Representations

If you purchase notes, you agree by your purchase that you will treat the notes as indebtedness for federal income tax purposes. If you purchase certificates, you agree by your purchase that you will treat the trust as a partnership in which the certificateholders are partners for federal income tax purposes.

Investment Restrictions

The certificates may not be purchased by persons who are not United States persons for federal income tax purposes.

If you are considering purchasing certificates, see "Material Federal Income Tax Consequences" in this prospectus supplement and in the prospectus for more details.

ERISA Considerations

Notes The notes are generally eligible for purchase by or with plan assets of employee benefit and other benefit plans and individual retirement accounts, subject to the considerations discussed under "ERISA Considerations" in this prospectus supplement and the prospectus. Each employee benefit plan, other benefit plan, individual retirement account and each person investing on behalf of or with plan assets of such a plan, will be deemed to make certain representations.

Certificates      The certificates may not be acquired by or with plan assets of an employee benefit or other benefit plan or an individual retirement account, except that an insurance company using its general account may acquire the certificates subject to the considerations and conditions discussed under "ERISA Considerations" in this prospectus supplement and in the prospectus. Each employee benefit plan, other benefit plan, individual retirement account and each person investing on behalf of or with plan assets of such a plan, will be deemed to make certain representations.



                                     S3-9

Eligibility for Purchase by Money Market Funds

The class A-1 notes will be structured to be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended. A money market fund should consult its legal advisers regarding the eligibility of the class A-1 notes under Rule 2a-7 and whether an investment in such notes satisfies the fund's investment policies and objectives.




                                    S3-10

                                 Risk Factors

     You should consider the following risk factors (and the factors under "Risk Factors" in the prospectus) in deciding whether to purchase any of these securities. The following risk factors and those in the prospectus describe the principal risk factors of an investment in the securities.

The insurance policy may not be
available to assure payment of your
securities...........................    The insurer will unconditionally
                                         guarantee the timely payment of
                                         monthly interest and monthly
                                         principal and the ultimate payment of
                                         principal on the securities to
                                         securityholders on each distribution
                                         date if payments received on or in
                                         respect of the receivables, including
                                         amounts recovered in connection with
                                         the repossession and sale of financed
                                         vehicles that secure defaulted
                                         receivables, and the amount on
                                         deposit in the reserve fund are not
                                         sufficient to make that payment.
                                         There can be no assurances, however,
                                         that the insurer will perform its
                                         obligations under the insurance
                                         policy. The insurer may not perform
                                         its obligations under the insurance
                                         policy for a variety of reasons.
                                         These reasons include, but are not
                                         limited to, the occurrence of an
                                         event of bankruptcy, insolvency,
                                         receivership or liquidation with
                                         respect to the insurer or a dispute
                                         as to the basis for a policy claim.
                                         If receivable collections and the
                                         amount on deposit in the reserve fund
                                         are not sufficient on any
                                         distribution date to pay in full the
                                         monthly interest and monthly
                                         principal due on that distribution
                                         date, and if there is an insurer
                                         default under the insurance policy,
                                         you will experience payment delays
                                         with respect to your securities. If
                                         the amount of that insufficiency is
                                         not offset by excess receivable
                                         payments on subsequent distribution
                                         dates, you will experience losses
                                         with respect to your securities.

                                         See "Description of the Insurer" and
                                         "Description of the Insurance Policy"
                                         for a further discussion of the
                                         insurer and the insurance policy.

The amount on deposit in the reserve
fund may not be sufficient to assure
payment of your securities...........    The amount on deposit in the reserve
                                         fund will be used to fund the payment
                                         of monthly interest and monthly
                                         principal to securityholders on each
                                         distribution date if payments
                                         received on or in respect of the
                                         receivables, including amounts
                                         recovered in connection with the
                                         repossession and sale of financed
                                         vehicles that secure defaulted
                                         receivables, are not sufficient to
                                         make that payment. There can be no
                                         assurances, however, that the amount
                                         on deposit in the reserve fund will
                                         be sufficient on any distribution
                                         date to assure payment of your
                                         securities. If the receivables
                                         experience higher losses than were
                                         projected in determining the amount
                                         required to be on deposit in the
                                         reserve fund, the amount on deposit
                                         in the reserve fund may be less than
                                         projected. If receivable payments and
                                         the amount on deposit in the reserve
                                         fund are not sufficient on any
                                         distribution date to pay in full the
                                         monthly interest and monthly
                                         principal due on that distribution
                                         date, and if the insurer fails to
                                         make payments under the insurance
                                         policy, you will experience payment
                                         delays with respect to your
                                         securities. If the amount of that
                                         insufficiency is not offset by excess
                                         collections on the receivables on
                                         subsequent distribution dates, you
                                         will experience losses with respect
                                         to your securities.

                                         See "Description of the Receivables
                                         Transfer and Servicing
                                         Agreements--Reserve Fund" for a
                                         further discussion of the reserve
                                         fund.



                                    S3-11

Subordination of the certificates to
the notes increases the risk of the
certificates not receiving full
distributions of interest and
principal............................    Distributions of interest and
                                         principal on the certificates will be
                                         subordinated in priority of payment
                                         to interest and principal due on the
                                         notes to the extent described in this
                                         prospectus supplement. The
                                         certificateholders will not receive
                                         any distributions of interest with
                                         respect to a distribution date until
                                         the full amount of monthly note
                                         interest and, if the notes have been
                                         accelerated after an event of default
                                         under the indenture, monthly note
                                         principal due on such distribution
                                         date has been paid. Furthermore, the
                                         certificateholders will not receive
                                         any distributions of principal until
                                         the notes have been paid in full.

A bankruptcy of the seller could
result in losses or payment delays
with respect to your securities......    The seller will represent and warrant
                                         in the receivables purchase agreement
                                         that the transfer of the receivables
                                         from the seller to the depositor is a
                                         sale rather than a financing. If the
                                         seller were to become the subject of
                                         a bankruptcy proceeding, however, the
                                         bankruptcy court could conclude that
                                         the transfer of the receivables from
                                         the seller to the depositor should be
                                         characterized as a financing and that
                                         the receivables should be included as
                                         part of the seller's bankruptcy
                                         estate.

                                         If a bankruptcy court were to reach
                                         this conclusion, you could experience
                                         losses or payment delays with respect
                                         to your notes or your certificates
                                         because:

                                         o  the trustees would not be
                                            permitted to exercise remedies
                                            against the seller on your behalf
                                            without the permission of the
                                            bankruptcy court;

                                         o  the bankruptcy court could require
                                            the trustees to accept property in
                                            exchange for the receivables that
                                            has less value than the
                                            receivables or could reduce the
                                            amount of collateral held by the
                                            trust;

                                         o  a tax or government lien on
                                            property of the seller that arose
                                            before the transfer of the
                                            receivables to the depositor could
                                            be paid from amounts received on
                                            or in respect of the receivables
                                            before those amounts were used to
                                            make payments on your securities;
                                            and

                                         o  the trustees might not have a
                                            perfected security interest in one
                                            or more of the financed vehicles
                                            or amounts collected on or in
                                            respect of the receivables held by
                                            the seller at the time of the
                                            commencement of the bankruptcy
                                            proceeding.

                                         The seller has taken steps in
                                         structuring the transaction described
                                         in this prospectus supplement to
                                         reduce the risk that a bankruptcy
                                         court would conclude that the
                                         transfer of the receivables from the
                                         seller to the depositor should be
                                         characterized as a financing rather
                                         than a sale.

                                         See "Material Legal Issues Relating
                                         to the Receivables--Certain
                                         Bankruptcy Considerations" in the
                                         prospectus for a further discussion
                                         of the possibility that the transfer
                                         of the receivables from the seller to
                                         the


                                    S3-12
                                         depositor would be characterized as a
                                         financing rather than a sale.

Receivable prepayments could require
you to reinvest your principal earlier
than expected at a lower rate of
return...............................    The receivables can be prepaid in
                                         full or in part at any time by the
                                         related obligor without penalty. In
                                         addition, prepayments can occur as a
                                         result of rebates of extended
                                         warranty contract costs and insurance
                                         premiums, liquidations due to obligor
                                         payment defaults, receipts of
                                         proceeds from physical damage, theft,
                                         credit life and credit disability
                                         insurance policies and payments made
                                         by the seller or the servicer in
                                         connection with breaches of certain
                                         representations, warranties or
                                         covenants in the receivables purchase
                                         agreement and sale and servicing
                                         agreement, respectively. If
                                         prepayments on the receivables are
                                         more rapid than expected, you may
                                         have to reinvest principal earlier
                                         than expected at a rate of interest
                                         that is less than the rate of
                                         interest on your securities. The rate
                                         of prepayment on the receivables may
                                         be influenced by a variety of
                                         economic, social, legal and other
                                         factors. These factors include, but
                                         are not limited to, inflation rates,
                                         interest rates offered for other loan
                                         products, changes in consumer
                                         confidence, changes in employment
                                         status and restrictions on transfers
                                         of financed vehicles.

                                         See "The Receivables Pool--Weighted
                                         Average Life of the Securities" for a
                                         further discussion of receivable
                                         prepayments.

Prepayments and losses on your
securities may result from an event of
default under the indenture..........    An event of default under the
                                         indenture may result in payments on
                                         the securities being accelerated. As
                                         a result your securities may be
                                         repaid earlier than scheduled, which
                                         may require you to reinvest your
                                         principal at a lower rate of return.

                                         See "Description of the
                                         Notes--Payments of Principal--Events
                                         of Default" in this prospectus
                                         supplement and "The Indenture--Events
                                         of Default" in the prospectus.

You may suffer losses because you have
limited control over actions of the
trust and conflicts between the
noteholders and the certificateholders
may occur............................    Because the trust has pledged its
                                         property to the indenture trustee to
                                         secure payment on the notes,
                                         following an event of default under
                                         the indenture, so long as no insurer
                                         default has occurred and is
                                         continuing, the insurer may, or, if
                                         an insurer default has occurred and
                                         is continuing, the indenture trustee
                                         may, and at the direction of the
                                         holders of a specified percentage of
                                         the notes will, take one or more of
                                         the actions specified in the
                                         indenture relating to the property of
                                         the trust, including a sale of the
                                         receivables. Furthermore, so long as
                                         no insurer default has occurred and
                                         is continuing, the insurer, or the
                                         holders of a majority of the notes,
                                         or the indenture trustee acting on
                                         behalf of the noteholders, under
                                         certain circumstances, has the right
                                         to waive events of servicing
                                         termination or to terminate the
                                         servicer without consideration of the
                                         effect such waiver or termination
                                         would have



                                    S3-13
                                         on the certificateholders. The
                                         certificateholders will not have the
                                         ability to waive events of servicing
                                         termination or to remove the servicer
                                         until after the notes have been paid
                                         in full, and the certificateholders
                                         may be adversely affected by the
                                         determinations made by the insurer or
                                         by the holders of a majority of the
                                         notes.

                                         See "Risk Factors--The insurer may
                                         control the declaration and
                                         consequences of an event of default
                                         under the indenture" in this
                                         prospectus supplement, "Description
                                         of the Receivables Transfer and
                                         Servicing Agreements--Events of
                                         Servicing Termination" in the
                                         prospectus and "Description of the
                                         Receivables Transfer and Servicing
                                         Agreements--Rights Upon Event of
                                         Servicing Termination," "-- Waiver of
                                         Past Events of Servicing Termination"
                                         and "Description of the
                                         Indenture--Rights Upon Event of
                                         Default" in this prospectus
                                         supplement and in the prospectus.

Geographic concentration may result in
more risk to you.....................    The servicer's records indicate that
                                         receivables related to obligors with
                                         mailing addresses in the following
                                         states constituted more than 10% of
                                         the cutoff date pool balance:

                                                           Percentage of Cutoff
                                                                   Date
                                                               Pool Balance
                                                           --------------------
                                         _____............         _____%
                                         _____............         _____%
                                         _____............         _____%

                                         Adverse economic conditions or other
                                         factors affecting these states in
                                         particular could have an especially
                                         significant effect on the delinquency
                                         and credit loss experience of the
                                         trust.



                                    S3-14

The insurer will be entitled to
exercise the voting and other rights
of the securityholders under the
indenture and trust agreement prior to
an insurer default...................    If an insurer default shall not have
                                         occurred and be continuing under the
                                         insurance policy, the insurer, rather
                                         than the noteholders, will be
                                         entitled to exercise the voting and
                                         other rights of the noteholders under
                                         the indenture and the insurer, rather
                                         than the certificateholders, will be
                                         entitled to exercise the voting and
                                         other rights of the
                                         certificateholders under the trust
                                         agreement; provided, however, that
                                         the insurer will not be entitled to
                                         exercise those rights to supplement
                                         the indenture or amend the trust
                                         agreement in any manner that requires
                                         the consent of all securityholders
                                         affected by the amendment.

                                         See "Description of the Indenture
                                         --Modification of Indenture" for a
                                         further discussion of the
                                         circumstances under which the consent
                                         of all noteholders is required for an
                                         amendment of the indenture and
                                         "Description of the Trust
                                         Agreement--Amendment of Trust
                                         Agreement" for a further discussion
                                         of the circumstances under which the
                                         consent of all certificateholders is
                                         required for an amendment of the
                                         trust agreement.

The insurer may control the
declaration and consequences of
an event of default under the
indenture............................    If an event of default shall have
                                         occurred and be continuing under the
                                         indenture and an insurer default
                                         shall not have occurred and be
                                         continuing under the insurance
                                         policy, the insurer, rather than the
                                         indenture trustee or the noteholders,
                                         will control whether the notes are
                                         declared immediately due and payable
                                         and which rights or remedies under
                                         the indenture are exercised following
                                         that declaration. The remedies
                                         available under the indenture
                                         following an event of default include
                                         the sale of all or a portion of the
                                         property of the trust and the
                                         distribution of the sale proceeds to
                                         the securityholders in accordance
                                         with the indenture. In addition, if
                                         an event of default shall have
                                         occurred and be continuing under the
                                         indenture and an insurer default
                                         shall not have occurred and be
                                         continuing under the insurance
                                         policy, the insurer may elect to
                                         prepay the notes or, if the notes
                                         have been paid in full, the
                                         certificates in whole or in part. If
                                         the securities are prepaid through
                                         the distribution of sale proceeds or
                                         directly by the insurer, you may have
                                         to reinvest principal earlier than
                                         expected at a rate of interest that
                                         is less than the rate of interest on
                                         the securities.

                                         See "Description of the
                                         Indenture--Rights Upon Event of
                                         Default" for a further discussion of
                                         default remedies under the indenture.

The absence of a secondary market for
the securities could limit your
ability to resell the securities.....    The absence of a secondary market for
                                         the securities could limit your
                                         ability to resell them. This means
                                         that if in the future you want to
                                         sell any securities before they
                                         mature, you may be unable to find a
                                         buyer or, if you find a buyer, the
                                         selling price may be less than it
                                         would have been if a market existed
                                         for the securities. There currently
                                         is no secondary market for the
                                         securities. The underwriters named in
                                         this prospectus supplement expect to
                                         make a market in the securities but
                                         will not be obligated to do so.


                                    S3-15

                                         There is no assurance that a
                                         secondary market for the securities
                                         will develop. If a secondary market
                                         for the securities does develop, it
                                         might end at any time or it might not
                                         be sufficiently liquid to enable you
                                         to resell any of your securities.
                                         Consequently, you must be prepared to
                                         hold your securities until their
                                         respective final distribution dates.

                                         See "Risk Factors--You may have
                                         difficulty selling your securities or
                                         obtaining your desired price" in the
                                         prospectus.




                                    S3-16

       Capitalized terms used in this prospectus supplement are defined in the Glossary of Terms beginning on page S3-69 and the Glossary of Terms beginning on page 92 in the prospectus.


                                   The Trust

Limited Purpose and Limited Assets

     The Depositor formed __________ Trust 200_-_, a Delaware statutory trust, pursuant to a trust agreement, dated as of ________, 200_, between the Depositor and ________, as the trustee. The Trust will not engage in any activity other than:

     o acquiring, holding and managing the assets of the Trust, including the Receivables, and the proceeds of those assets;

     o    issuing the Securities;

     o    making payments on the Securities; and

     o engaging in other activities that are necessary, suitable or convenient to accomplish any of the other purposes listed above or are in any way connected with those activities.

     If the protection provided to the Noteholders by the subordination of the Certificates and to the Noteholders and the Certificateholders by the Reserve Fund and the Insurance Policy is insufficient, the Trust would have to rely solely upon the obligors of the Receivables and the proceeds from the repossession and sale of the Financed Vehicles which secure Defaulted Receivables. In that event, various factors, such as the Trust not having perfected security interests in the Financed Vehicles in all states, may affect the ability of the Servicer to repossess and sell Financed Vehicles securing Defaulted Receivables, and thus may reduce the proceeds which the Trust can distribute to Noteholders and Certificateholders. See "Material Legal Issues Relating to the Receivables" in the prospectus.

     The Trust's principal offices are in __________ in care of __________, as Owner Trustee, at the address listed in "Description of the Certificates--The Owner Trustee."

Capitalization of the Trust

     The following table illustrates the capitalization of the Trust as of the Closing Date, as if the issuance and sale of the Securities had taken place on such date:

Class A-1 Notes.................................................    $
Class A-2 Notes.................................................
Class A-3 Notes.................................................
Class A-4 Notes.................................................
Certificates....................................................
                                                                  --------------
         Total..................................................    $
                                                                  ==============


                             The Receivables Pool

     The Trust will own a pool of Receivables consisting of motor vehicle retail installment sale contracts secured by security interests in the _____ motor vehicles financed by those contracts. The Receivables will be purchased by the Depositor from the Seller pursuant to the Receivables Purchase Agreement. The Depositor will transfer the Receivables to the Trust on the Closing Date. The Trust property will include payments on the Receivables which are made after the Cutoff Date.



                                    S3-17

Criteria Applicable to Selection of Receivables

     The Receivables were selected from the Seller's portfolio for inclusion in the pool by several criteria, some of which are set forth in the prospectus under "The Receivables Pools." The information presented throughout this prospectus supplement pertains to receivables that satisfied, as of the Cutoff Date, the criteria for transfer to the trust. These criteria include the requirement that each Receivable:

     o    provides for allocation of payments on a [simple interest] basis;

     o has an obligor that is not a federal, state or local government entity;

     o provides for level monthly payments that fully amortize the amount financed over its original term to maturity (except that the period between the contract date and the first payment date may be less than or greater than one month and except for the first and last payments, which may be minimally different from the level payments);

     o    was not delinquent by more than _____ days as of the Cutoff Date;

     o does not relate to an obligor who was the subject of a bankruptcy proceeding as of the Cutoff Date;

     o    has an original term to maturity of _____ months or less; and

     o is not secured by a Financed Vehicle that was repossessed and not reinstated as of the Cutoff Date.

     See "The Receivables Pools--The Receivables--Simple Interest Receivables" in the prospectus for an explanation of the allocation of payments on a simple interest basis.

Characteristics of the Receivables

     The following tables set forth information with respect to the Receivables.

             Composition of the Receivables as of the Cutoff Date

                                                          Aggregate
                                                          Principal
                                       Number of        Balance as of      Original Principal     Weighted Average
                                      Receivables      the Cutoff Date          Balance                 APR
                                     -------------    -----------------   --------------------   ------------------
New Motor Vehicles...............                       $                    $                                  %
Used Motor Vehicles..............
                                     -------------    -----------------   --------------------   ------------------
     Total.......................                       $                    $                                  %
                                     =============    =================   ====================   ==================



                                                          Weighted
                                                           Average          Weighted Average       Percentage of
                                                       Remaining Term        Original Term          Cutoff Date
                                                         (in months)           (in months)          Pool Balance
                                                      -----------------   --------------------   ------------------
New Motor Vehicles.................................                                                             %
Used Motor Vehicles................................
                                                      -----------------   --------------------   ------------------
     Total.........................................                                                             %
                                                      =================   ====================   ==================

     As used in the composition table, weighted average remaining term and weighted average original term are calculated based on the scheduled maturities of the Receivables and assuming no prepayments of the Receivables.



                                    S3-18

    Distribution of the Receivables by Remaining Term as of the Cutoff Date

                                                                         Aggregate
                                                                         Principal
                                                      Percentage of       Balance       Percentage of
                                        Number of      Total Number      as of the       Cutoff Date
           Remaining Term              Receivables    of Receivables    Cutoff Date      Pool Balance
------------------------------------  -------------  ----------------  --------------  ---------------
__ month to __ months...............                              %        $                       %
__ months to __ months..............
__ months to __ months..............
__ months to __ months..............
__ months to __ months..............
__ months to __ months..............
__ months to __ months..............
__ months to __ months..............
__ months to __ months..............
__ months to __ months..............
                                      -------------  ----------------  --------------  ---------------
     Total..........................                              %        $                       %
                                      =============  ================  ==============  ===============


                                    Distribution of the Receivables by Obligor Mailing Address as of the Cutoff Date

                                                                         Aggregate
                                                                         Principal
                                                      Percentage of       Balance       Percentage of
                                        Number of      Total Number      as of the       Cutoff Date
      Obligor Mailing Address          Receivables    of Receivables    Cutoff Date      Pool Balance
------------------------------------  -------------  ----------------  --------------  ---------------
_____...............................                              %        $                       %
_____...............................
_____...............................
_____...............................
_____...............................
_____...............................
_____...............................
_____...............................
_____...............................
_____...............................
_____...............................                              %        $                       %
                                      -------------  ----------------  --------------  ---------------
     Total..........................                              %        $                       %
                                      =============  ================  ==============  ===============

     Each state included in the "other" category in the distribution of the receivables by obligor mailing address table accounted for less than ____% of the total number of Receivables and less than ____% of the Cutoff Date Pool Balance.


                                    S3-19

        Distribution of the Receivables by Financed Vehicle Model Year

                                                                         Aggregate
                                                                         Principal
                                                      Percentage of       Balance       Percentage of
                                        Number of      Total Number      as of the       Cutoff Date
             Model Year                Receivables    of Receivables    Cutoff Date      Pool Balance
------------------------------------  -------------  ----------------  --------------  ---------------
_____...............................                              %        $                       %
_____...............................
_____...............................
_____...............................
_____...............................
_____...............................
_____...............................
                                      -------------  ----------------  --------------  ---------------
     Total..........................                              %        $                       %
                                      =============  ================  ==============  ===============



                            Distribution of the Receivables by APR

                                                                         Aggregate
                                                                         Principal
                                                      Percentage of       Balance       Percentage of
                                        Number of      Total Number      as of the       Cutoff Date
           Range of APRs               Receivables    of Receivables    Cutoff Date      Pool Balance
------------------------------------  -------------  ----------------  --------------  ---------------
_____%.............................                              %        $                       %
_____% to _____%...................
_____% to _____%...................
_____% to _____%...................
_____% to _____%...................
_____% to _____%...................
_____% to _____%...................
_____% to _____%...................
_____% to _____%...................
_____% to _____%...................
_____% to _____%...................
_____% to _____%...................
_____% to _____%...................
_____% to _____%...................
_____% to _____%...................
                                      -------------  ----------------  --------------  ---------------
     Total.........................                               %        $                       %
                                      =============  ================  ==============  ===============




                                    S3-20

         Distribution of the Receivables by Original Principal Balance

                                                                         Aggregate
                                                                         Principal
                                                      Percentage of       Balance       Percentage of
                                        Number of      Total Number      as of the       Cutoff Date
     Original Principal Balance        Receivables    of Receivables    Cutoff Date      Pool Balance
------------------------------------  -------------  ----------------  --------------  ---------------
$_____ to $_____...................                              %        $                       %
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
                                      -------------  ----------------  --------------  ---------------
     Total.........................                               %        $                       %
                                      =============  ================  ==============  ===============

     The average original Principal Balance of the Receivables was $_____.




                                    S3-21

 Distribution of the Receivables by Remaining Principal Balance as of the Cutoff Date

                                                                         Aggregate
                                                                         Principal
                                                      Percentage of       Balance       Percentage of
                                        Number of      Total Number      as of the       Cutoff Date
    Remaining Principal Balance        Receivables    of Receivables    Cutoff Date      Pool Balance
------------------------------------  -------------  ----------------  --------------  ---------------
$_____ to $_____...................                              %        $                       %
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
$_____ to $_____...................
                                      -------------  ----------------  --------------  ---------------
     Total.........................                               %        $                       %
                                      =============  ================  ==============  ===============

     The average remaining Principal Balance of the Receivables was $______ as of the Cutoff Date.


         Distribution of the Receivables by Original Term to Maturity


                                                                         Aggregate
                                                                         Principal
                                                      Percentage of       Balance       Percentage of
                                        Number of      Total Number      as of the       Cutoff Date
     Original Term to Maturity         Receivables    of Receivables    Cutoff Date      Pool Balance
------------------------------------  -------------  ----------------  --------------  ---------------
__ months to __ months..............                              %        $                       %
__ months to __ months..............
__ months to __ months..............
__ months to __ months..............
__ months to __ months..............
__ months to __ months..............
__ months to __ months..............
__ months to __ months..............
__ months to __ months..............
__ months to __ months..............
                                      -------------  ----------------  --------------  ---------------
     Total..........................                              %        $                       %
                                      =============  ================  ==============  ===============

Weighted Average Lives of the Securities

     The following information is given solely to illustrate the effect of prepayments of the Receivables on the weighted average lives of the Securities under the stated assumptions and is not a prediction of the prepayment rate that might actually be experienced by the Receivables.

     Prepayments on motor vehicle receivables can be measured relative to a prepayment standard or model. The model used in this prospectus supplement, the Absolute Prepayment Model or "ABS," represents an assumed


                                    S3-22
rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of assets, including the Receivables.

     The rate of payment of principal of each class of Notes and the Certificates will depend on the rate of payment (including prepayments) of the Pool Balance. For this reason, final distributions in respect of the Notes or the Certificates could occur significantly earlier than the respective Final Distribution Dates. The Noteholders and the Certificateholders will exclusively bear any reinvestment risk associated with early payment of their Notes and Certificates.

     The ABS Tables captioned "Percent of Initial Note Principal Amount at Various ABS Percentages" and "Percent of Initial Certificate Balance at Various ABS Percentages" have been prepared on the basis of the following assumed characteristics of the Receivables:

     o the Receivables prepay in full at the specified constant percentage of ABS monthly;

     o each scheduled monthly payment on the Receivables is made on the last day of each month and each month has _____ days;

     o payments on the Securities are made on each Distribution Date (and each Distribution Date is assumed to be the _____ day of the applicable month);

     o    the Closing Date occurs on _____, 200_;

     o no defaults or delinquencies occur in the payment of any of the Receivables;

     o no Receivables are repurchased due to a breach of any representation, warranty or covenant or for any other reason;

     o    no Event of Default has occurred;

     o the balance in the Reserve Fund on each Distribution Date is equal to the Required Reserve Fund Balance; and

     o the Servicer exercises its option to purchase the Receivables on the earliest Distribution Date on which it is permitted to do so.

     The ABS Tables indicate the projected weighted average life of each class of Notes and the Certificates and set forth the percent of the initial principal amount of each class of Notes and the percent of the initial Certificate Balance of the Certificates that is projected to be outstanding after each of the Distribution Dates shown at various constant ABS percentages.

     The ABS Tables also assume that the Receivables have been aggregated into hypothetical pools with all of the Receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, APR and remaining term to maturity as of the Cutoff Date) will be such that each pool will be fully amortized by the end of its remaining term to maturity. The pools have an assumed cutoff date of the Cutoff Date.



                                    S3-23


                                                                              Original Term        Remaining Term
                                          Aggregate                            to Maturity           to Maturity
Pool                                  Principal Balance           APR          (In Months)           (In Months)
---------------------------------  -----------------------   ------------   -----------------  -----------------------
1.............................                     $            %
2.............................                     $            %
3.............................                     $            %
4.............................                     $            %
5.............................                     $            %
6.............................                     $            %



     The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Receivables will prepay at a constant level of ABS until maturity or that all of the Receivables will prepay at the same level of ABS. Moreover, the diverse terms of Receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Tables at the various constant percentages of ABS specified, even if the remaining terms to maturity of the Receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of Notes and the Certificates.




                                    S3-24

      Percent of Initial Note Principal Amount at Various ABS Percentages

                                         Class A-1 Notes                                         Class A-2 Notes
                      ------------------------------------------------------  -----------------------------------------------------
Distribution Date        %        %         %        %        %         %        %        %         %        %        %         %
--------------------- ------- --------- -------- -------- -------- ---------  -------- ------- ---------- ------- --------- --------
Closing Date.....        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
Weighted Average
  Life (In Years)



                                    S3-25

      Percent of Initial Note Principal Amount at Various ABS Percentages


                                         Class A-3 Notes                                         Class A-4 Notes
                      ------------------------------------------------------  -----------------------------------------------------
Distribution Date        %        %         %        %        %         %        %        %         %        %        %         %
--------------------- ------- --------- -------- -------- -------- ---------  -------- ------- ---------- ------- --------- --------
Closing Date.....        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
_____............        %        %         %        %        %         %        %        %         %        %        %         %
Weighted Average
  Life (In Years)





                                    S3-26

       Percent of Initial Certificate Balance at Various ABS Percentages

                                                                              Certificates
                                                    ----------------------------------------------------------------
Distribution Date                                        %          %          %         %          %          %
--------------------------------------------------  ----------  ----------  --------  --------  ---------  ---------
Closing Date....................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
_____...........................................         %          %          %         %          %          %
Weighted Average Life (In Years)................

     The foregoing ABS Tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the Receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith. The weighted average life of a Security is determined by (a) multiplying the amount of each principal payment on the Security by the number of years from the date of the issuance of the Security to the related Distribution Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the Security.



                                    S3-27

                            The Seller and Servicer

     [DESCRIPTION PROVIDED BY SELLER AND SERVICER]

Underwriting Procedures

Collection Procedures

Physical Damage Insurance

Delinquency and Credit Loss Information

     Set forth below is certain information concerning the experience of _____ pertaining to its motor vehicle receivable portfolio. _____ serviced _____'s portfolio during the periods below. There can be no assurance that the delinquency and net loss experience on the Receivables will be comparable to that set forth below.

                                                                   Delinquency Experience
                                                                          As of _____,
                                               ---------------------------------------------------------------------
                                                             200_                               200_
                                               ---------------------------------- ----------------------------------
                                                  Number of                          Number of
                                                 Receivables         Amount         Receivables         Amount
                                               --------------- ------------------ --------------- ------------------
Total Receivable Portfolio...............                       $                                  $
Delinquencies as a Percentage of Total
  Receivable Portfolio
      31-60 Days.........................              %                     %             %               %
      61-90 Days.........................              %                     %             %               %
      91 Days or More....................              %                     %             %               %
Total Delinquencies as a Percentage of
   Total Receivable Portfolio............              %                     %             %               %
Total Delinquencies......................                       $                                   $



                                                                       As of December 31,
                                               ---------------------------------------------------------------------
                                                             200_                               200_
                                               ---------------------------------- ----------------------------------
                                                  Number of                          Number of
                                                 Receivables         Amount         Receivables         Amount
                                               --------------- ------------------ --------------- ------------------
Total Receivable Portfolio...............                       $                                  $
Delinquencies as a Percentage of Total
  Receivable Portfolio
      31-60 Days.........................              %                     %             %               %
      61-90 Days.........................              %                     %             %               %
      91 Days or More....................              %                     %             %               %
Total Delinquencies as a Percentage of
   Total Receivable Portfolio............              %                     %             %               %
Total Delinquencies......................                       $                                   $




                                    S3-28

                                                                         Credit Loss Experience

                                                       Three Months Ended
                                                             _____,                     Year Ended December 31,
                                                ----------------------------------------------------------------------
                                                     200_              200_             200_              200_
                                                -------------------------------  -------------------------------------
Total Number of Receivables Outstanding at
  Period End..............................
Average Number of Receivables Outstanding
  During the Period.......................
Outstanding Principal Amount at Period End      $                $                 $                $
Average Outstanding Principal Amount
  During the Period.......................      $                $                 $                $
Gross Principal Charge-Offs...............      $                $                 $                $
Recoveries................................      $                $                 $                $
Net Losses................................      $                $                 $                $
Net Losses as a Percentage of the Average
  Outstanding Principal Amount............                    %                  %              %                  %

     The data presented in the foregoing tables are for illustrative purposes only. Delinquency and credit loss experience may be influenced by a variety of economic, social and other factors. We cannot assure you that the delinquency and credit loss information of _____, or that of the Trust with respect to the Receivables, in the future will be similar to that set forth above.

Delinquency and Credit Loss Trends

                                 The Depositor

     Information regarding the Depositor is set forth in the prospectus under the "The Depositor".

                     Computing Your Portion of the Amount
                         Outstanding on the Securities

     The Servicer will provide to you in a monthly report a factor which you can use to compute your portion of the principal amount outstanding on the Securities. See "Pool Factors and Trading Information" in the prospectus.

                    Maturity and Prepayment Considerations

     Information regarding certain maturity and prepayment considerations with respect to the Securities is set forth under "Maturity and Prepayment Considerations" in the prospectus. In general, no principal payments will be made

     o on the Class A-2 Notes until the Class A-1 Notes have been paid in full;

     o on the Class A-3 Notes until the Class A-2 Notes have been paid in full;

     o on the Class A-4 Notes until the Class A-3 Notes have been paid in full; or

     o on the Certificates until the Class A-4 Notes have been paid in full.

However, if the Notes are accelerated after an Event of Default, principal payments will be applied pro rata among all classes of Notes and no principal payments will be made on the Certificates until all classes of Notes have been paid in full. In addition, certain excess interest collections may be applied as additional principal distributions to


                                    S3-29

Noteholders. See "Application of Available Funds" and "Description of the Receivables Transfer and Servicing Agreements--Yield Supplement
Overcollateralization Amount" in this prospectus supplement.

     Since the rate of payment of principal of each class of Notes and the Certificates depends on the rate of payment (including prepayments) of the Pool Balance, final payment of any class of Notes and the final distribution in respect of the Certificates could occur significantly earlier than the respective Final Distribution Dates.

Your Securities May Not Be Repaid on the Final Distribution Dates

     It is expected that final payment of each class of Notes and the final distribution in respect of the Certificates will occur on or prior to the related Final Distribution Date. Failure to make final payment of any class of Notes by its Final Distribution Date would constitute an Event of Default. See "Description of the Notes--Payments of Interest" in this prospectus supplement and "The Indenture--Events of Default" in the prospectus. In addition, the Certificate Balance of the Certificates is required to be paid in full on or prior to the Certificate Final Distribution Date. However, sufficient funds may not be available to pay each class of Notes and the Certificates in full on or prior to their respective Final Distribution Dates. If sufficient funds are not available and an Insurer Default has occurred and is continuing, final payment of any class of Notes and the final distribution in respect of the Certificates could be delayed or losses could be experienced with respect to the Securities.

Prepayments of the Receivables and Required Repurchases

     The rate of prepayments of the Receivables may be influenced by a variety of economic, social and other factors, including if the Servicer exercises its option to purchase all remaining Receivables from the Trust in connection with an Optional Termination. In addition, under circumstances relating to breaches of certain representations, warranties or covenants, the Seller or the Servicer may be obligated to repurchase Receivables from the Trust. See "The Receivables Pool" in this prospectus supplement and "Description of the Receivables Transfer and Servicing Agreements--Sale and Assignment of Receivables" in the prospectus. A higher than anticipated rate of prepayments will reduce the Pool Balance more quickly than expected and thereby reduce the outstanding amounts of the Securities and the anticipated aggregate interest payments on the Securities. The Securityholders will bear all reinvestment risks resulting from a faster or slower incidence of prepayment of the Receivables and distribution of such amounts to Securityholders. Such reinvestment risks include the risk that interest rates may be lower at the time such holders received payments from the Trust than interest rates would otherwise have been had such prepayments not been made or had such prepayments been made at a different time.

Risks of Slower or Faster Repayments

     Securityholders should consider-

     o in the case of Securities purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Receivables could result in an actual yield that is less than the anticipated yield and

     o in the case of Securities purchased at a premium, the risk that a faster than anticipated rate of principal payments on the Receivables could result in an actual yield that is less than the anticipated yield.

                           Description of the Notes

     The Trust will issue the Notes under the Indenture. We will file a copy of the Indenture with the SEC after the Trust issues the Securities. We summarize below the material terms of the Notes. This summary is not a complete description of all the provisions of the Notes and the Indenture. We refer you to those documents. The following summary supplements the description of the general terms and provisions of the notes of any given trust and the related indenture set forth under the headings "Certain Information Regarding the Securities" and "The Indenture" in the prospectus. We refer you to those sections.



                                    S3-30

Note Registration

     The Notes will be available for purchase in denominations of $1,000 and integral multiples of $1,000. The Notes will initially be issued only in book-entry form. See "Certain Information Regarding the Securities--Book-Entry Registration" in the prospectus for a further discussion of the book-entry registration system.

Payments of Interest

     Interest on the principal amounts of the Notes will accrue during each Interest Period at the respective per annum interest rates for the various classes of Notes and will be payable to Noteholders on each Distribution Date. The Trust will make payments to Noteholders as of each Record Date.

     The Notes will bear interest during each Interest Period at the following Interest Rates:

     o    in the case of the Class A-1 Notes, _____% per annum;

     o    in the case of the Class A-2 Notes, _____% per annum;

     o    in the case of the Class A-3 Notes, _____% per annum; and

     o    in the case of the Class A-4 Notes, _____% per annum.

     Calculation of Interest. Interest on the Class A-1 Notes will be calculated on the basis of the actual number of days elapsed, assuming a 360-day year. Interest on the other classes of Notes will be calculated on the basis of a 360-day year, consisting of twelve 30-day months.

     Unpaid Interest Accrues. Interest accrued as of any Distribution Date but not paid on such Distribution Date will be due on the next Distribution Date, together with interest on such amount at the Interest Rate applicable to that class (to the extent lawful).

     Priority of Interest Payments. The Trust will pay interest on the Notes on each Distribution Date with Available Funds in accordance with the priority set forth under "Application of Available Funds" in this prospectus supplement.

     Events of Default. An Event of Default will occur if any installment of interest of any Note is not paid within five days after the date on which it is due. The Notes may be accelerated upon an Event of Default. If the Notes are accelerated, the priority in which the Trust makes distributions to Securityholders will change as described under "Application of Available Funds--Priority of Distributions" in this prospectus supplement.

Payments of Principal

     Priority and Amount of Principal Payments. The Trust will generally make principal payments to the Noteholders on each Distribution Date in the amount and in the priority set forth under "Summary--Payments on the Securities--Monthly Principal Payments" and "Application of Available Funds" in this prospectus supplement.

     Events of Default. An Event of Default will occur if any installment of the principal of any Note is not paid when it becomes due. The Notes may be accelerated upon an Event of Default. If the Notes are accelerated, the priority in which the Trust makes distributions to Securityholders will change as described under "Application of Available Funds--Priority of Distributions" in this prospectus supplement.

     Notes Might Not Be Repaid on their Final Distribution Dates. The principal balance of any class of Notes, to the extent not previously paid, will be due on the Final Distribution Date listed below. The actual date on which the aggregate outstanding principal amount of any class of Notes is paid may be earlier or, if an Insurer Default occurs, later than the related Final Distribution Date based on a variety of factors, including those described under "Maturity and Prepayment Considerations" in this prospectus supplement and in the prospectus.



                                    S3-31

     Final Distribution Dates. The Final Distribution Dates for the Notes are as follows:

     o    __________ for the Class A-1 Notes;

     o    __________ for the Class A-2 Notes;

     o    __________ for the Class A-3 Notes; and

     o    __________ for the Class A-4 Notes.

     The date on which each class of Notes is paid in full is expected to be earlier than the related Final Distribution Date and could be significantly earlier depending upon the rate at which the Principal Balances of the Receivables are paid. See "The Receivables Pool--Weighted Average Life of the Securities" in this prospectus supplement and "Maturity and Prepayment Considerations" in this prospectus supplement and in the prospectus for a further discussion of Receivable prepayments.

     The Certificateholders will not be entitled to receive the Certificate Principal Distributable Amount on any Distribution Date until the Notes have been paid in full.

Optional Redemption

     The Notes will be redeemed in full on any Distribution Date on which the Servicer exercises its option to purchase all remaining Receivables from the Trust in connection with an Optional Termination. The redemption price will be equal to the Note Balance as of the purchase date plus accrued but unpaid interest thereon at the applicable Interest Rate through the related Interest Period. See "Description of the Receivables Transfer and Servicing Agreements--Termination" in the prospectus and "Description of the Receivables Transfer and Servicing Agreements--Optional Purchase of Receivables" in this prospectus supplement for a further discussion of the circumstances under which the Servicer may exercise this option.

The Indenture Trustee

     ______________ will be the Indenture Trustee under the Indenture. The Indenture Trustee is a __________. The principal corporate trust office of the Indenture Trustee is located at __________, Attention: __________ Trust 200_-_. The Indenture Trustee will have various rights and duties with respect to the Notes. See "Description of the Indenture" in this prospectus supplement for a further discussion of the rights and duties of the Indenture Trustee. The Seller, the Depositor and their respective affiliates may maintain normal commercial banking relations with the Indenture Trustee and its affiliates.

                        Description of the Certificates

     The Trust will issue the Certificates under the Trust Agreement. We will file a copy of the Trust Agreement with the SEC after the Trust issues the Securities. We summarize below the material terms of the Certificates. This summary is not a complete description of all the provisions of the Trust Agreement and the Certificates. We refer you to those documents. The following summary supplements the description of the general terms and provisions of the certificates of any given trust and the related trust agreement set forth under "Certain Information Regarding the Securities" in the prospectus and "Description of the Receivables Transfer and Servicing Agreements" in the prospectus and in this prospectus supplement. We refer you to those sections.

Certificate Registration

     The Certificates will be available for purchase in denominations of $1,000 and integral multiples of $1,000. The Certificates will initially be issued only in book-entry form. See "Certain Information Regarding the Securities--Book-Entry Registration" in the prospectus for a further discussion of the book-entry registration system.



                                    S3-32

Payments of Interest

     On each Distribution Date, the Certificateholders will be entitled to receive the amount of interest that accrues on the Certificate Balance during the related Interest Period at the Certificate Rate; provided, however, that if the Notes have been declared immediately due and payable following an Event of Default, the Noteholders will be entitled to be paid the Note Principal Distributable Amount before any distributions of interest are paid on the Certificates. Interest will be payable on each Distribution Date to the Certificateholders of record as of the related Record Date.

     Calculation of Interest. Interest on the Certificates will be calculated on the basis of a 360-day year, consisting of twelve 30-day months.

     Unpaid Interest Accrues. Interest accrued as of any Distribution Date but not distributed on such Distribution Date will be due on the next Distribution Date, together with interest on such amount at the Certificate Rate (to the extent lawful).

     Subordination of Certificates. The rights of the Certificateholders to receive distributions of interest are subordinated to the rights of the Noteholders to receive payments of interest and, if the Notes have been accelerated following an Event of Default, payment of the Note Principal Distributable Amount. This subordination is effected by the priority of distributions set forth under "Application of Available Funds."

Payments of Principal

     The Trust will make distributions on the Certificates in the amounts and in the priority set forth under "Application of Available Funds." Certificateholders will not receive any distributions of principal until the Notes have been paid in full. Following the occurrence of an Event of Default which has resulted in an acceleration of the Notes, the Noteholders will be entitled to be paid the Note Principal Distributable Amount on each Distribution Date before any distributions may be made on the Certificates.

     The Certificate Final Distribution Date is __________. The date on which the Certificates are paid in full is expected to be earlier than the Certificate Final Distribution Date, however, and could be significantly earlier depending upon the rate at which the Principal Balances of the Receivables are paid. See "The Receivables Pool--Weighted Average Life of the Securities" and "Maturity and Prepayment Considerations" in this prospectus supplement and in the prospectus, respectively, for a further discussion of Receivable prepayments.

Optional Prepayment

     The Certificates will be prepaid in full on any Distribution Date on which the Servicer exercises its option to purchase all remaining Receivables from the Trust in connection with an Optional Termination. The prepayment price will be equal to the Certificate Balance as of the purchase date plus accrued but unpaid interest at the Certificate Rate through the related Interest Period. See "Description of the Receivables Transfer and Servicing Agreements--Termination" in the prospectus and "Description of the Receivables Transfer and Servicing Agreements--Optional Purchase of Receivables" in this prospectus supplement for a further discussion of the circumstances under which the Servicer may exercise this option.

The Owner Trustee

     __________will act as Owner Trustee under the Trust Agreement. The Owner Trustee is a __________. The principal corporate trust office of the Owner Trustee is located at __________, Attention: Corporate Trust Administration. The Owner Trustee will have various rights and duties with respect to the Certificates. See "Description of the Trust Agreement" for a further discussion of the rights and duties of the Owner Trustee with respect to the Certificates. The Seller, the Depositor and their respective affiliates may maintain normal commercial banking relations with the Owner Trustee and its affiliates.



                                    S3-33

                        Application of Available Funds

Sources of Funds for Distributions

     The funds available to the Trust to make payments on the Securities on each Distribution Date will come from the following sources:

     o collections received on the Receivables during the related Collection Period;

     o    insurance proceeds;

     o net recoveries received during the related Collection Period on Receivables that became Defaulted Receivables in prior months;

     o investment earnings on funds on deposit in the Collection Account, the Note Distribution Account and the Certificate Distribution Account in respect of the related Collection Period, net of any investment expenses and losses from these investments;

     o proceeds of repurchases of Receivables by the Seller or purchases of Receivables by the Servicer because of certain breaches of representations, warranties or covenants;

     o    funds, if any, withdrawn from the Reserve Fund for that Distribution
          Date;

     o    the Policy Claim Amount; and

     o if an Event of Default shall have occurred and be continuing and an Insurer Default shall not have occurred and be continuing, amounts the Insurer has deposited into the Collection Account on or before the related Distribution Date as a result of the Insurer, at its option, electing to prepay all or any portion of the principal amount of the Notes and paying accrued but unpaid interest on the amount of the Notes so prepaid or, if the Notes have been paid in full, the amount of the Certificates so prepaid.

     The precise calculation of the funds available to make payments on the Securities is set forth in the definition of Available Funds under "Glossary of Terms." We refer you to that definition. See "Description of the Receivables Transfer and Servicing Agreements--Servicing Compensation and Expenses" in the prospectus.

Priority of Distributions

     On each Distribution Date, the Trust will apply the Available Funds for that Distribution Date in the following amounts and order of priority:

     (1) Servicing Fee--the Servicing Fee for the related Collection Period plus any unpaid Servicing Fee for previous Collection Periods will be paid to the Servicer;

     (2) Note Interest--the Note Monthly Interest Distributable Amount for that Distribution Date plus any overdue Note Monthly Interest Distributable Amount for previous Distribution Dates plus interest on any overdue Note Monthly Interest Distributable Amount payable to any class of Notes at the Interest Rate applicable to that class will be paid to the Noteholders; provided, however, if the amount available to pay the amounts described in this clause (2) is insufficient, interest will be paid pro rata on all classes of the Notes based on the interest payable to each class;

     (3) Certificate Interest (Before Acceleration of Notes)--the Certificate Monthly Interest Distributable Amount for that Distribution Date plus any overdue Certificate Monthly Interest Distributable Amount for previous Distribution Dates plus interest on any overdue Certificate Monthly Interest Distributable Amount payable on the Certificates at the Certificate Rate will be paid to the


                                    S3-34

          Certificateholders; provided, however, if the Notes have been accelerated after an Event of Default, amounts in this clause (3) will instead be paid under clause (5) below;

     (4)  Note Principal Distributable Amount--the Note Principal
          Distributable Amount for that Distribution Date will be applied to pay principal on the Notes in the following order of priority:

          (i)  on the Class A-1 Notes until they are paid in full;

          (ii) on the Class A-2 Notes until they are paid in full;

          (iii) on the Class A-3 Notes until they are paid in full; and

          (iv) on the Class A-4 Notes until they are paid in full;

          provided, however, if the Notes have been accelerated after an Event of Default, the Note Principal Distributable Amount will be paid pro rata on all classes of the Notes;

     (5) Certificate Interest (After Acceleration of Notes)--if the Notes have been accelerated after an Event of Default, the Certificate Monthly Interest Distributable Amount for that Distribution Date plus any overdue Certificate Monthly Interest Distributable Amount for previous Distribution Dates plus interest on any overdue Certificate Monthly Interest Distributable Amount at the Certificate Rate will be paid to the Certificateholders;

     (6) Certificate Principal Distributable Amount--the Certificate Principal Distributable Amount for that Distribution Date will be applied to pay principal on the Certificates;

     (7) Insurance Premium--the premium payable under the Insurance Agreement for that Distribution Date, plus any overdue premiums payable under the Insurance Agreement for previous Distribution Dates will be paid to the Insurer;

     (8) Other Amounts Payable to the Insurer--the aggregate amount of any unreimbursed payments under the Insurance Policy, to the extent payable to the Insurer under the Insurance Agreement, plus accrued interest on any unreimbursed payments under the Insurance Policy at the rate provided in the Insurance Agreement plus any other amounts due to the Insurer will be paid to the Insurer;

     (9) Additional Note Principal--if the Notes have been accelerated after an Event of Default, an amount equal to the Note Balance as of such Distribution Date (before giving effect to the application of Available Funds on such Distribution Date) minus the Note Principal Distributable Amount for such Distribution Date will be paid pro rata on all classes of the Notes until they have been paid in full;

     (10) Reserve Fund Deposit--the amount, if any, necessary to increase the balance of the Reserve Fund up to the Required Reserve Fund Balance will be deposited into the Reserve Fund;

     (11) Seller--any amounts remaining after the above distributions will be paid to the Seller.

     The Insurer will at any time, and from time to time, have the option (but not be required, except in accordance with the terms of the Insurance Policy) to make payments of fees or expenses of any provider of services to the Trust with respect to such Distribution Date. Any such payments made by the Insurer will be reimbursed to the Insurer pursuant to clause (8) above.



                                    S3-35

                    Description of the Receivables Transfer
                           and Servicing Agreements

     We have summarized below some of the important terms of the Receivables Purchase Agreement and of the Sale and Servicing Agreement. We will file a copy of these agreements with the SEC after the Trust issues the Securities. This summary is not a complete description of all of the provisions of the Receivables Purchase Agreement and the Sale and Servicing Agreement. We refer you to those documents. You can find more information about the transfer of the Receivables from the Seller to the Depositor and from the Depositor to the Trust on the Closing Date and the servicing of the Receivables in the prospectus under "Description of the Receivables Transfer and Servicing Agreements."

     The Seller will agree in the Receivables Purchase Agreement to repurchase from the Depositor or the Trust any Receivable as to which the Seller has breached a representation, warranty or covenant if that breach materially and adversely affects the interest of the Securityholders or the Insurer in that Receivable and the Seller has not cured that breach on or before the last day of the first Collection Period following the Collection Period in which discovery of the breach is made or notice is received or, if the Seller so elects, the last day of the Collection Period in which the Seller, the Depositor, the Insurer, the Indenture Trustee or the Owner Trustee discovers or receives notice of such a breach. Each Receivable to be repurchased by the Seller must be repurchased on the Distribution Date following that last day of the related Collection Period for an amount equal to the Repurchase Payment. The Depositor will assign to the Trust under the Sale and Servicing Agreement all of its rights under the Receivables Purchase Agreement, including the Seller's repurchase obligation. The repurchase obligation of the Seller under the Receivables Purchase Agreement, as assigned to the Trust under the Sale and Servicing Agreement, will constitute the sole remedy available to the Depositor, the Trust, the Securityholders, the Insurer, the Indenture Trustee or the Owner Trustee for any uncured breach of a representation, warranty or covenant contained in the Receivables Purchase Agreement which materially and adversely affects the Securityholders or, so long as no Insurer Default has occurred and is continuing, the Insurer.

Servicing the Receivables

     _____, in its capacity as Servicer, is responsible for servicing the Receivables in accordance with the terms set forth in the Sale and Servicing Agreement. The Servicer may perform any of its obligations through one or more subservicers on a limited basis as further described in the Sale and Servicing Agreement. In the future, the Servicer may perform all or a portion of the servicing responsibilities delegated to a subservicer under the Sale and Servicing Agreement, or the Servicer may retain another third party to perform all or a portion of the servicing responsibilities of the Servicer, instead of a subservicer; provided, that the prior written consent of the Insurer (if no Insurer Default shall have occurred and be continuing) is obtained as further described in the Sale and Servicing Agreement.

     The Servicer will agree to make reasonable efforts to collect all payments due under the Receivables and will, consistent with the Sale and Servicing Agreement, follow the collection practices and procedures it follows with respect to comparable motor vehicle retail installment sale contracts that it owns or services for itself or others and the collection practices and procedures established for it under the Credit and Collection Policy. The Servicer will continue to follow its normal collection practices and procedures, and those established for it under the Credit and Collection Policy, to the extent necessary or advisable to realize upon any Defaulted Receivables. The Servicer may sell the Financed Vehicle securing any Defaulted Receivable at a public or private sale or take any other action permitted by applicable law.

     The Servicer may, in its discretion but consistent with its normal practices and procedures, and those established for it under the Credit and Collection Policy, extend the payment schedule applicable to any Receivable for credit-related reasons; provided, however, that no extensions are allowed in the first 12 months of a Receivable, no extensions are allowed in consecutive months and only one extension may be granted in any one 12-month period; provided further, however, that if the extension of a payment schedule causes a Receivable to remain outstanding on the Certificate Final Distribution Date or causes a Financed Vehicle to be released from the security interest created by the related Receivable, the Servicer will agree under the Sale and Servicing Agreement to purchase that Receivable for an amount equal to the Repurchase Payment as of the last day of the first Collection Period following the Collection Period in which discovery of or notice is received with respect to such extension or, if the Servicer so elects, the last day of the Collection Period in which the Depositor, the Servicer, the Insurer, the


                                    S3-36

Indenture Trustee or the Owner Trustee makes such discovery. The purchase obligation of the Servicer under the Sale and Servicing Agreement will constitute the sole remedy available to the Securityholders, the Insurer, the Trust, the Indenture Trustee or the Owner Trustee for any extension of a payment schedule that causes a Receivable to remain outstanding on the Certificate Final Distribution Date or causes a Financed Vehicle to be released from the security interest created by the related Receivable.

Yield Supplement Overcollateralization Amount

     The Cutoff Date Pool Balance will exceed the initial principal balance of the Securities by $_____, which is approximately _____% of the Cutoff Date Pool Balance. The Yield Supplement Overcollateralization Amount is intended to compensate for the low APRs on most of the Receivables, which are lower than the minimum APR that is required to cover interest payments on the Securities, the Servicing Fee and anticipated losses on Defaulted Receivables and will decline on each Distribution Date.

     With respect to any Distribution Date, the "Yield Supplement
Overcollateralization Amount" will be the amount specified below with respect to that Distribution Date:


Closing Date                        $__________            _____             ____            $__________
_____              ____             $__________            _____             ____            $__________
_____              ____             $__________            _____             ____            $__________
_____              ____             $__________            _____             ____            $__________
_____              ____             $__________            _____             ____            $__________
_____              ____             $__________            _____             ____            $__________
_____              ____             $__________            _____             ____            $__________
_____              ____             $__________            _____             ____            $__________
_____              ____             $__________            _____             ____            $__________
_____              ____             $__________            _____             ____            $__________
_____              ____             $__________            _____             ____            $__________
_____              ____             $__________            _____             ____            $__________
_____              ____             $__________            _____             ____            $__________
_____              ____             $__________            _____             ____            $__________
_____              ____             $__________            _____             ____            $__________
_____              ____             $__________            _____             ____            $__________
_____              ____             $__________            _____             ____            $__________
_____              ____             $__________            _____             ____            $__________
_____              ____             $__________            _____             ____            $__________
_____              ____             $__________            _____             ____            $__________
_____              ____             $__________            _____             ____            $__________
_____              ____             $__________            _____             ____            $__________
_____              ____             $__________            _____             ____            $__________
_____              ____             $__________            _____             ____            $__________
_____              ____             $__________            _____             ____            $__________
_____              ____             $__________            _____             ____            $__________
_____              ____             $__________            _____             ____            $__________
_____              ____             $__________            _____             ____            $__________
_____              ____             $__________            _____             ____            $__________
_____              ____             $__________            _____             ____            $__________

     The Yield Supplement Overcollateralization Amount has been calculated for each Distribution Date as the sum of the amount for each Receivable with an APR less than _____%, equal to the excess, if any, of (i) the scheduled payments due on that Receivable for each future Collection Period discounted to present value as of the end of the related Collection Period at the APR of that Receivable over (ii) the scheduled payments due on the Receivable for each future Collection Period discounted to present value as of the end of the related Collection Period at _____%. For purposes of this definition, future scheduled payments on the Receivables are assumed to be made on their scheduled due dates without any delays, defaults or prepayments.



                                    S3-37

Accounts

     In addition to the accounts referred to under "Description of the Receivables Transfer and Servicing Agreements--Accounts" in the prospectus the Servicer will establish--

     o with the Indenture Trustee, the Note Distribution Account for the benefit of the Noteholders;

     o with the Owner Trustee, the Certificate Distribution Account for the benefit of the Certificateholders; and

     o with the Indenture Trustee, the Reserve Fund for the benefit of the Securityholders, the Servicer and the Insurer.

     Funds in these accounts will be invested in permitted investments specified in the Sale and Servicing Agreement and will be limited to investments that meet the criteria of the Insurer, so long as no Insurer Default has occurred and is continuing, and each Rating Agency as being consistent with its then-current ratings of the Securities.

Servicing Compensation and Expenses

     On each Distribution Date, the Servicer will be entitled to receive the Servicing Fee, together with any portion of the Servicing Fee that remains unpaid from prior Distribution Dates. The Servicer also will be entitled to receive as additional servicing compensation for each Collection Period any late fees, prepayment charges and other administrative fees and expenses or similar charges (other than extension fees) received in connection with a Receivable.

     The Servicing Fee will be paid only to the extent of the funds deposited in the Collection Account with respect to the Collection Period relating to such Distribution Date, plus funds, if any, deposited into the Collection Account from the Reserve Fund and under the Insurance Policy.

Certain Matters Regarding the Servicer

     The provision set forth below supersedes the first sentence of the first paragraph under "Description of the Receivables Transfer and Servicing Agreements--Certain Matters Regarding the Servicer" in the prospectus.

     The Sale and Servicing Agreement provides that the Servicer may not resign except upon determination that the performance of its duties under the Sale and Servicing Agreement is no longer permissible under applicable law and there is no reasonable action which the Servicer could take to make the performance of its duties under the Sale and Servicing Agreement permissible under applicable law. Notwithstanding any subservicing arrangement, the Servicer will remain obligated and liable for all servicing duties and obligations under the Sale and Servicing Agreement.

Events of Servicing Termination

     The provisions set forth below supersede the provisions in "Description of the Receivables Transfer and Servicing Agreements--Events of Servicing Termination" in the prospectus.

     Servicer Termination Events will consist of:

     o any failure by the Servicer to deliver to the Owner Trustee or Indenture Trustee for deposit in any of the accounts any required payment or to direct the Indenture Trustee to make any required distributions therefrom, which failure continues unremedied for two Business Days after discovery by the Servicer or after the date on which written notice of the failure, requiring the same to be remedied, is given to (i) the Servicer by the Insurer, the Indenture Trustee or the Owner Trustee or (ii) the Servicer, the Indenture Trustee and the Owner Trustee by the holders of Notes evidencing not less than 51% of the


                                    S3-38

          Note Balance or, if the Notes have been paid in full, the holders of Certificates evidencing not less than 51% of the Certificate Balance;

     o any failure by the Servicer duly to observe or perform any other covenant or agreement in the Sale and Servicing Agreement, which failure materially and adversely affects the rights of the Securityholders and which continues unremedied for 60 days after the date on which written notice of the failure, requiring the same to be remedied, is given to (i) the Servicer by the Insurer, the Depositor, the Indenture Trustee or the Owner Trustee or (ii) the Servicer, the Indenture Trustee and the Owner Trustee by the holders of Notes evidencing not less than 51% of the Note Balance or, if the Notes have been paid in full, the holders of Certificates evidencing not less than 51% of the Certificate Balance;

     o certain events of bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by the Servicer indicating its insolvency, reorganization pursuant to bankruptcy or similar proceedings or inability to pay its obligations as further described in the Sale and Servicing Agreement;

     o any representation, warranty or covenant of the Servicer made in, or in any certificate delivered under, the Sale and Servicing Agreement, other than any representation, warranty or covenant relating to a Repurchased Receivable, shall prove to have been incorrect in any material respect as of the time when the same shall have been made and that breach shall continue unremedied for 30 days after written notice of that breach, requiring the same to be remedied, shall have been given to (i) the Servicer by the Depositor, the Owner Trustee, the Indenture Trustee or the Insurer or (ii) the Servicer, the Owner Trustee and the Indenture Trustee by the holders of Notes evidencing not less than 51% of the Note Balance or, if the Notes have been paid in full, by the holders of Certificates evidencing not less than 51% of the Certificate Balance;

     o any failure by the Servicer to deliver to the Depositor, the Indenture Trustee, the Owner Trustee, the Insurer and each Rating Agency the monthly certificate relating to the payment of amounts due to Securityholders beyond the earlier of three Business Days following the date the certificate was due and the Business Day preceding the related Distribution Date;

     o so long as _____ is the Servicer, _____ no longer directly or indirectly owns _____% or more of the outstanding shares of stock of _____;

     o any failure by the Servicer to make any payment, transfer or deposit or to give instructions or notice to the Indenture Trustee or the Insurer as required by the Sale and Servicing Agreement, or to deliver any required reports under the Sale and Servicing Agreement on or before the date occurring two Business Days after the date such payments, transfer, deposit, instruction, notice or report is required to be made or given, as the case may be, under the Sale and Servicing Agreement; or

     o the Servicer fails in any material respect to service the Receivables in accordance with the Credit and Collection Policy.

Rights Upon Event of Servicing Termination

     The provisions set forth below supersede the provisions in "Description of the Receivables Transfer and Servicing Agreements--Rights Upon Event of Servicing Termination" in the prospectus.

     If an Event of Servicing Termination or certain other events with respect to the Servicer set forth in the Insurance Agreement shall have occurred and be continuing and no Insurer Default shall have occurred and be continuing, the Indenture Trustee or, if the Notes have been paid in full, the Owner Trustee, in each case if directed in writing to do so by the Insurer, may terminate all of the rights and obligations of the Servicer under the Sale and Servicing Agreement. If an Event of Servicing Termination shall have occurred and be continuing and an Insurer Default shall have occurred and be continuing, the Indenture Trustee or holders of Notes evidencing not less than 51% of the Note Balance or, if the Notes have been paid in full, the Owner Trustee or the holders of Certificates


                                    S3-39
evidencing not less than 51% of the Certificate Balance, in each case by notice given in writing to the Depositor, the Servicer and the Insurer, may terminate all of the rights and obligations of the Servicer under the Sale and Servicing Agreement. If the rights and obligations of the Servicer under the Sale and Servicing Agreement have been terminated, the Indenture Trustee shall appoint a successor Servicer subject to the approval of the Insurer, unless an Insurer Default shall have occurred and be continuing or, with the consent of the Insurer unless an Insurer Default shall have occurred and be continuing, the Indenture Trustee will succeed to all of the responsibilities, duties and liabilities of the Servicer under the Sale and Servicing Agreement and will be entitled to similar compensation arrangements. If, however, a bankruptcy trustee or similar official has been appointed for the Servicer and no Event of Servicing Termination other than that appointment has occurred and is continuing, that trustee or similar official may have the power to prevent a transfer of servicing. If the Indenture Trustee is unwilling or unable to act as successor Servicer, it may, with the consent of the Insurer so long as an Insurer Default has not occurred and is continuing, appoint, or petition a court of competent jurisdiction to appoint, a successor Servicer with equity of at least $50,000,000 and whose regular business includes the servicing of motor vehicle retail installment sale contracts. The Indenture Trustee may arrange for compensation to be paid to the successor Servicer which in no event may be greater than the servicing compensation paid to the Servicer under the Sale and Servicing Agreement without the prior written consent of the Insurer so long as no Insurer Default has occurred and is continuing.

Right of Insurer to Terminate Servicer

     The Insurance Agreement will set forth additional termination events applicable to the Servicer, including if delinquencies or cumulative net losses on the Receivables exceed specified levels and a material failure of performance by the Servicer under the Sale and Servicing Agreement. If any such termination event shall have occurred and be continuing under the Insurance Agreement and an Insurer Default shall not have occurred and be continuing, the Insurer may terminate all of the rights and obligations of the Servicer under the Sale and Servicing Agreement.

Waiver of Past Events of Servicing Termination

     The provisions set forth below supersede the provisions in "Description of the Receivables Transfer and Servicing Agreements--Waiver of Past Events of Servicing Termination" in the prospectus.

     The holders of Notes evidencing not less than 51% of the Note Balance may, on behalf of all Noteholders, or, if the Notes have been paid in full, the holders of Certificates evidencing not less than 51% of the Certificate Balance may, on behalf of all Certificateholders, waive any default by the Servicer in the performance of its obligations under the Sale and Servicing Agreement and all consequences of that default, except a default in making any required deposits to or payments from the Collection Account, the Note Distribution Account, the Certificate Distribution Account or the Reserve Fund in accordance with the Sale and Servicing Agreement; provided, however, that no default by the Servicer in the performance of its obligations under the Sale and Servicing Agreement may be waived without the prior written consent of the Insurer, if such waiver would reasonably be expected to have a material adverse effect upon the rights of the Insurer. No waiver of a default by the Servicer in the performance of its obligations under the Sale and Servicing Agreement will impair the rights of the Noteholders, the Certificateholders or the Insurer with respect to subsequent Events of Servicing Termination.

     So long as no Insurer Default has occurred and is continuing, the Insurer may, on behalf of all Securityholders, waive any default by the Servicer in the performance of its obligations under the Sale and Servicing Agreement and all consequences of that default.

Amendment of the Sale and Servicing Agreement

     The provisions set forth below supersede the provisions in "Description of the Receivables Transfer and Servicing Agreements--Amendment" in the prospectus.

     The Sale and Servicing Agreement may be amended from time to time by the Depositor, the Servicer and the Owner Trustee, on behalf of the Trust, with the consent of the Indenture Trustee and, so long as no Insurer Default has occurred and is continuing, the Insurer but without the consent of the Securityholders, to cure any


                                    S3-40
ambiguity, to correct or supplement any provision in the Sale and Servicing Agreement that may be inconsistent with any other provisions in the Sale and Servicing Agreement or this prospectus supplement or to add, change or eliminate any other provisions with respect to matters or questions arising under the Sale and Servicing Agreement that are not inconsistent with the provisions of the Sale and Servicing Agreement or to change the Required Reserve Fund Balance, the manner in which the Reserve Fund is funded or the remittance schedule with respect to collections to be deposited into the Collection Account; provided, however, that no such amendment to the Sale and Servicing Agreement may adversely affect the interests of any Securityholder and, provided, further, that in the case of a change with respect to the Required Reserve Fund Balance, the Indenture Trustee and the Owner Trustee receives a letter from each Rating Agency to the effect that the amendment would not result in a downgrading or withdrawal of its rating then assigned to any class of Notes or the Certificates. An amendment will be deemed not to adversely affect the interests of any Securityholder if the person requesting the amendment obtains and delivers to the Indenture Trustee an opinion of counsel to that effect.

     The Sale and Servicing Agreement may also be amended from time to time by the Depositor, the Servicer and the Owner Trustee, on behalf of the Trust, with the consent of the Indenture Trustee and, so long as no Insurer Default has occurred and is continuing, the Insurer, the consent of the holders of Notes evidencing not less than a majority of the Note Balance or, if the Notes have been paid in full, the holders of Certificates evidencing not less than a majority of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Sale and Servicing Agreement or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment may:

     o increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on or in respect of the Receivables or distributions that are required to be made for the benefit of the Securityholders; or

     o reduce the percentage of the principal balance of the Notes or the Certificate Balance the consent of the holders of which is required for any amendment to the Sale and Servicing Agreement without the consent of all Securityholders adversely affected by the amendment.

     No amendment to the Sale and Servicing Agreement will be permitted without the consent of the Insurer if the amendment would reasonably be expected to materially adversely affect the interests of the Insurer.

Optional Purchase of Receivables

     The provision set forth below supersedes the second paragraph under "Description of the Receivables Transfer and Servicing
Agreements--Termination" in the prospectus.

     In order to avoid excessive administrative expense, the Servicer will be permitted, at its option, to purchase all remaining Receivables from the Trust on any Distribution Date if the Pool Balance as of the close of business on the last day of the related Collection Period is 10% or less of the Cutoff Date Pool Balance. The price to be paid by the Servicer in connection with the exercise of this option will equal the aggregate Repurchase Payments of all Receivables; provided, however, that the purchase price paid by the Servicer for the remaining Receivables, together with amounts on deposit in the Reserve Fund, must equal or exceed the Note Balance plus the Certificate Balance as of the purchase date, in each case, plus accrued but unpaid interest thereon at the applicable Interest Rate or Certificate Rate, as the case may be, through the related Interest Period, plus all amounts due to the Insurer under the Insurance Agreement and any other transaction documents. The Servicer will notify the Owner Trustee, the Indenture Trustee, the Insurer and the Depositor regarding the exercise of an Optional Termination no later than 20 days prior to the related Distribution Date. The exercise of this right will affect the early retirement of the Securities.

Deposits to the Collection Account

     The provision set forth below supersedes the first two paragraphs in "Description of the Receivables Transfer and Servicing
Agreements--Collections" in the prospectus.



                                    S3-41

     The Servicer will cause all obligors to make all payments on or in respect of the Receivables and the Financed Vehicles directly to a lock-box account acceptable to the Rating Agencies and, so long as no Insurer Default has occurred and is continuing, the Insurer. Within two Business Days of receipt of deposit of such amounts into the lock-box account, the Servicer will deposit or cause to be deposited such amounts to the Collection Account. All other monies paid to the Servicer on or in respect of the Receivables and the Financed Vehicles will be deposited into the Collection Account within two Business Days after receipt thereof. Notwithstanding the foregoing, the Servicer will be permitted to deposit these amounts into the Collection Account on the Business Day preceding any Distribution Date if:

     o    _____ is the Servicer, and

     o no Servicer Termination Event shall have occurred and be continuing, and either:

          (1) each other condition to making deposits less frequently than daily as may be specified by each Rating Agency and so long as no Insurer Default has occurred and is continuing, the Insurer has been satisfied or

          (2) so long as no Insurer Default has occurred and is continuing, with the prior written consent of the Insurer, _____ obtains a letter of credit, surety bond, insurance policy or deposit of cash or securities as provided in the Sale and Servicing Agreement under which demands for payment will be made to secure timely remittance of monthly collections to the Collection Account and the Indenture Trustee is provided with a letter from each Rating Agency to the effect that the utilization of such alternative remittance schedule will not result in a qualification, reduction or withdrawal of its then-current rating of any class of Securities; and provided, however, that the Servicer will be required to remit collections to the Collection Account within two Business Days of receipt to the extent that the aggregate amount of collections received during the related Collection Period exceeds the amount of the letter of credit.

     See "Description of the Receivables Transfer and Servicing
Agreements--Collections" in the prospectus.

     On or before each Distribution Date, the Servicer will notify the Indenture Trustee to withdraw the Reserve Fund Draw Amount from the Reserve Fund and deposit this amount into the Collection Account.

     Amounts paid by the Insurer in respect of claims under the Insurance Policy will be deposited into the Collection Account.

     If an Event of Default shall have occurred and be continuing and an Insurer Default shall not have occurred and be continuing, amounts paid by the Insurer on or before any Distribution Date as a result of the Insurer, at its option, electing to prepay all or any portion of the principal amount of the Notes and paying accrued but unpaid interest on the amount of the Notes so prepaid or, if the Notes have been paid in full, the amount of the Certificates so prepaid, will be deposited into the Collection Account.

Servicer Will Provide Information to Trustees

     On or before each Determination Date, the Servicer will provide the Trustees with the information specified in the Sale and Servicing Agreement with respect to the related Distribution Date and Collection Period, including:

          o the aggregate amount of collections on the Receivables during the related Collection Period;

          o the aggregate amount of Defaulted Receivables during the related Collection Period;

          o the amount of such distribution allocable to principal for each class of Notes and the Certificates;



                                    S3-42

          o the amount of such distribution allocable to current and overdue interest, including any interest on overdue interest, as allocated to each class of Notes and Certificates;

          o the Pool Balance as of the close of business on the last day of the related Collection Period;

          o the aggregate amount to be distributed as principal and interest on the Securities;

          o    the Available Funds;

          o the Servicing Fee paid to the Servicer with respect to the related Collection Period;

          o the aggregate outstanding principal balance of each class of Notes, the seven-digit decimal factor to be used to compute your portion of the principal amount outstanding with respect to each class of Notes, the Certificate Balance and the seven-digit decimal factor to be used to compute your portion of the principal amount outstanding with respect to the Certificates (in each case after giving effect to payments allocated to principal);

          o the amount of fees and expenses paid to the Owner Trustee and the Indenture Trustee;

          o    the Insurance Payment Amount, if any;

          o the Reserve Fund Amount on such Distribution Date, after giving effect to all deposits thereto and withdrawals therefrom made on such Distribution Date or the day immediately preceding the Distribution Date, if any, and the change in such balance from the immediately preceding Distribution Date;

          o    the Reserve Fund Draw Amount, if any;

          o the aggregate Repurchase Payments of Receivables repurchased by the Seller or purchased by the Servicer, if any, with respect to the related Collection Period; and

          o the net losses on the Receivables with respect to the related Collection Period.

Reserve Fund

     The Servicer will establish and maintain with the Indenture Trustee the Reserve Fund into which certain excess collections on the Receivables will be deposited and from which amounts may be withdrawn to pay monthly Servicing Fees to the Servicer, to make required payments on the Securities and to make required payments to the Insurer.

     The Reserve Fund Initial Deposit will be deposited in the Reserve Fund on the Closing Date. On each Distribution Date, the Indenture Trustee will deposit in the Reserve Fund, from amounts collected on or in respect of the Receivables during the related Collection Period and not used on that Distribution Date to make required payments to the Servicer, the Securityholders or the Insurer, the amount, if any, by which the Required Reserve Fund Balance for that Distribution Date exceeds the amount on deposit in the Reserve Fund on that Distribution Date, after giving effect to all required withdrawals from the Reserve Fund on that Distribution Date. The amounts on deposit in the Reserve Fund will be invested in permitted investments acceptable to each Rating Agency and, so long as no Insurer Default has occurred and is continuing, the Insurer as described under "Description of the Receivables Transfer and Servicing Agreements--Accounts."

     On each Determination Date, the Servicer will determine the Reserve Fund Draw Amount, if any, for the following Distribution Date. If the Reserve Fund Draw Amount for any Distribution Date is greater than zero, the Servicer shall instruct the Indenture Trustee to withdraw that amount, up to the amount on deposit in the Reserve Fund, from the Reserve Fund and transfer the amount withdrawn to the Collection Account; provided, however, if


                                    S3-43
the Notes have been accelerated following an Event of Default, the Servicer shall instruct the Indenture Trustee to transfer directly to the Insurer the portion, if any, of such Reserve Fund Draw Amount payable in respect of any Insurance Payment Amounts.

     If the amount on deposit in the Reserve Fund on any Distribution Date exceeds the Required Reserve Fund Balance for that Distribution Date, after giving effect to all required deposits to and withdrawals from the Reserve Fund on that Distribution Date, that excess will be paid to the Seller. On or after the termination of the Trust, the Seller will be entitled to receive any amounts remaining in the Reserve Fund after all required payments to the Servicer, the Securityholders and the Insurer have been made and after the Insurance Policy has been terminated and returned to the Insurer for cancellation. Any amount paid to the Seller will no longer be the property of the Trust, and the Securityholders will not have any rights in, or claims to, any of those amounts paid to the Seller.

     No assurances can be given that the amount on deposit in the Reserve Fund will be sufficient on any Distribution Date to pay in full the Servicing Fee, Note Monthly Interest Distributable Amount, Note Principal Distributable Amount, Certificate Monthly Interest Distributable Amount and the Certificate Principal Distributable Amount payable on that Distribution Date. If the amount on deposit in the Reserve Fund is reduced to zero and there is an Insurer Default, the Trust's sole source of funds will be payments received on or in respect of the Receivables, including amounts recovered in connection with the repossession and sale of Financed Vehicles that secure Defaulted Receivables. In addition, because the market value of most motor vehicles declines with age and because of limitations on the manner in which motor vehicles may be repossessed and sold, the Servicer may not recover the entire amount due on a Defaulted Receivable if the related Financed Vehicle is repossessed and sold. If the amount on deposit in the Reserve Fund is reduced to zero and there is an Insurer Default, you could experience losses or payment delays with respect to your Securities.

                          Description of the Insurer

     Information in this section has been provided by _____.

The Insurer

     [DESCRIPTION TO COME]

     The Insurer does not accept any responsibility for the accuracy or completeness of this prospectus supplement or any information or disclosure contained in this prospectus supplement, or omitted from this prospectus supplement, other than with respect to the accuracy of the information regarding the Insurer set forth under the headings "Description of the Insurer" and "Description of the Insurance Policy." In addition, the Insurer makes no representations regarding the Securities or the advisability of investing in the Securities.



                                    S3-44

The Insurer Financial Information

                                                                               Statutory
                                                                          Accounting Practices
                                                                ------------------- -------------------
                                                                 December 31, 200_   December 31, 200_
                                                                ------------------- -------------------
                                                                      (Audited)           (Audited)
                                                                              (in millions)
         Admitted Assets.....................................           $                     $
         Liabilities.........................................           $                     $
         Capital and Surplus.................................           $                     $

                                                                          Generally Accepted
                                                                         Accounting Principles
                                                                ------------------- -------------------
                                                                 December 31, 200_   December 31, 200_
                                                                ------------------- -------------------
                                                                      (Audited)           (Audited)
                                                                              (in millions)
         Assets..............................................          $                     $
         Liabilities.........................................          $                     $
         Shareholder's Equity................................          $                     $

Financial Strength Ratings of the Insurer

     Moody's rates the financial strength of the Insurer "Aaa". Standard & Poor's rates the financial strength of the Insurer "AAA". Fitch, Inc. rates the financial strength of the Insurer "AAA".

     Each rating of the Insurer should be evaluated independently. The ratings reflect the respective rating agency's current assessment of the creditworthiness of the Insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency.

     The above ratings are not recommendations to buy, sell or hold the Securities, and the ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of any of the above ratings may have an adverse effect on the market price of the Securities. The Insurer does not guarantee the market price of the Securities, nor does it guarantee that the ratings on the Securities will not be revised or withdrawn.

                      Description of the Insurance Policy

     On the Closing Date, the Insurer will issue the Insurance Policy under which the Insurer will unconditionally and irrevocably guarantee the timely payment of the Servicing Fee, Note Monthly Interest Distributable Amount, Note Principal Distributable Amount, Certificate Monthly Interest Distributable Amount and Certificate Principal Distributable Amount for each Distribution Date and the ultimate payment of principal of the Securities on their respective Final Distribution Dates. The Insurer will pay any amount payable under the Insurance Policy no later than 12:00 noon, Eastern Time, on the later of the related Distribution Date and the second Business Day following receipt by the Insurer of a notice from the Indenture Trustee specifying the Policy Claim Amount for that Distribution Date. In making a claim under the Insurance Policy, the Indenture Trustee will act on behalf of the Securityholders and will comply with all the terms and conditions of the Insurance Policy. All amounts paid under the Insurance Policy will be deposited by the Indenture Trustee in the Collection Account. The Insurance Policy will be issued under the Insurance Agreement.

     The Insurer will be entitled to receive on each Distribution Date, from the Available Funds for that Distribution Date plus any amounts withdrawn from the Reserve Fund on that Distribution Date, the premium


                                    S3-45
payable under the Insurance Agreement for that Distribution Date, the aggregate amount of any unreimbursed payments under the Insurance Policy and various other amounts, in each case as described under "Application of Available Funds--Priority of Distributions." The Insurer will not be entitled to reimbursement of any amounts paid under the Insurance Policy from the Securityholders. The Insurer will have no obligations to the Securityholders, the Indenture Trustee or the Owner Trustee other than its obligations under the Insurance Policy.

     The Insurer's obligations under the Insurance Policy shall be discharged to the extent funds to pay such obligations are deposited into the Collection Account, the Note Distribution Account or the Certificate Distribution Account by the Servicer or the Indenture Trustee, as applicable, in accordance with the Sale and Servicing Agreement or disbursed by the Insurer as provided in the Insurance Policy, whether or not such funds are properly applied by the Indenture Trustee.

     The Insurance Policy does not cover shortfalls, if any, attributable to the liability of the Trust or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of such liability).

     There shall be no acceleration payment due under the Insurance Policy unless such acceleration is at the sole option of the Insurer.

Other Terms of the Insurance Policy

     If payment of any amount guaranteed under the Insurance Policy is avoided as a preference pursuant to any applicable bankruptcy, insolvency, receivership or similar law in a proceeding by or against the Trust, the Seller or the Servicer, the Insurer will cause such payment to be made upon receipt by the Insurer from the Indenture Trustee, the Noteholders or the Certificateholders of (a) a certified copy of a final, nonappealable order of the court which exercised jurisdiction to the effect that the Indenture Trustee or the Securityholders are required to return any such payment paid during the term of the Insurance Policy because such payment was avoided as a preference payment under applicable law, (b) an assignment irrevocably assigning to the Insurer all rights and claims of the Indenture Trustee or the Securityholders relating to or arising under such avoided payment and (c) a notice for payment appropriately completed and executed by the Indenture Trustee, the Noteholders or the Certificateholders. Such payment will be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in such order and not to the Indenture Trustee or any Securityholder directly (unless such Securityholder has returned principal and interest paid on the Securities to such receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case such payment shall be disbursed to such Securityholder).

     Notwithstanding the foregoing, in no event will the Insurer be obligated to make any payment in respect of any avoided payment, which payment represents a payment of interest or principal of the Securities, prior to the time the Insurer would have been required to make a payment in respect of such interest or principal.

                         Description of the Indenture

     The following summary further describes the material terms of the Indenture. See "The Indenture--Events of Default" in the prospectus for a further description of the other material terms of the Indenture.

     The provision regarding the "Controlling Class" contained in the prospectus under "The Indenture" does not apply to this prospectus supplement. For the purposes of this prospectus supplement, "Controlling Class" in the prospectus shall be replaced with "Note Balance."

Events of Default

     The provisions set forth below supersede the provisions in "The Indenture--Events of Default" in the prospectus. Events of Default under the Indenture will consist of:

     o a default by the Trust in the payment of any interest on any Note when the same becomes due and payable, and such default shall continue for a period of five days;



                                    S3-46

     o a default by the Trust in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable;

     o a default in the observance or performance of any covenant or agreement of the Trust made in the Indenture other than those dealt with specifically elsewhere as an Event of Default and such default shall continue or not be cured for a period of 60 days after notice thereof is given to the Trust and to the Indenture Trustee, so long as an Insurer Default shall not have occurred and be continuing, by the Insurer, or, if an Insurer Default shall have occurred and be continuing, to the Trust by the Indenture Trustee or to the Trust, the Depositor and the Indenture Trustee by the holders of Notes evidencing not less than 25% of the Note Balance;

     o any representation, warranty or covenant of the Trust made in the Indenture or in any certificate or other writing delivered pursuant thereto or in connection therewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and the circumstance or condition in respect of which such representation, warranty or covenant was incorrect shall not have been eliminated or otherwise cured for a period of 30 days after notice thereof is given to the Trust by the Depositor, the Indenture Trustee or the Insurer or to the Trust, the Depositor, the Indenture Trustee and the Insurer by the holders of Notes evidencing not less than 25% of the Note Balance;

     o certain events of bankruptcy, insolvency, receivership or liquidation of the Trust or its property; or

     o    the submission of a claim under the Insurance Policy;

provided, however, that unless an Insurer Default shall have occurred and be continuing, neither the Depositor, the Indenture Trustee nor the Noteholders may declare an Event of Default. If an Insurer Default shall not have occurred and be continuing, an Event of Default shall occur only upon delivery by the Insurer to the Depositor and the Indenture Trustee of notice of the occurrence of such Event of Default.

Rights Upon Event of Default

     The provisions set forth below supersede the provisions in "The Indenture--Rights Upon Event of Default" in the prospectus.

     If an Event of Default shall have occurred and be continuing and an Insurer Default shall not have occurred and be continuing, the Insurer may, upon prior written notice to each Rating Agency, declare the Notes to be immediately due and payable and cause the Indenture Trustee to sell the property of the Trust in whole or in part and to distribute the proceeds of that sale in accordance with the Indenture. The Insurer may not, however, cause the Indenture Trustee to sell the property of the Trust in whole or in part following an Event of Default if the proceeds of that sale would not be sufficient to pay in full the principal amount of and accrued but unpaid interest on the Securities unless the Event of Default arose from a breach of any representation, warranty or covenant of the Trust as described under "Description of the Indenture--Events of Default," a claim being made under the Insurance Policy or from an event of bankruptcy, insolvency, receivership or liquidation with respect to the Trust. If an Event of Default shall have occurred and be continuing and an Insurer Default shall not have occurred and be continuing, the Insurer, at its option, may elect to prepay all or any portion of the principal amount of and accrued but unpaid interest on the Notes and, if the Notes have been paid in full, the Certificates. The Indenture Trustee will continue to submit claims under the Insurance Policy with respect to the Securities following an Event of Default.

     If an Event of Default shall have occurred and be continuing and an Insurer Default shall have occurred and be continuing, the Indenture Trustee or the holders of Notes evidencing not less than 66K% of the Note Balance may, upon written notice to each Rating Agency, declare the Notes to be immediately due and payable. Any declaration of acceleration by the Indenture Trustee or the Noteholders may be rescinded by the holders of Notes evidencing not less than 66K% of the Note Balance at any time before a judgment or decree for payment of the amount due has been obtained by the Indenture Trustee if the Trust has deposited with the Indenture Trustee an amount sufficient to pay (i) all principal of and interest on the Notes as if the Event of Default giving rise to the declaration of acceleration had not occurred plus all amounts owing to the Insurer under the Insurance Agreement


                                    S3-47
and the other transaction documents and (ii) all amounts due to the Indenture Trustee under the terms of the Indenture and all Events of Default, other than the nonpayment of principal of the Notes that has become due solely as a result of the acceleration, have been cured or waived.

     If an Event of Default shall have occurred and be continuing, the Indenture Trustee shall, so long as no Insurer Default has occurred and is continuing, at the written direction of the Insurer, or if an Insurer Default has occurred and is continuing, at the written direction of holders of Notes evidencing not less than 66K% of the Note Balance, institute proceedings to collect amounts due, exercise remedies as a secured party, including foreclosure or sale of the property of the Trust, or elect to maintain the property of the Trust and continue to apply proceeds from the property of the Trust as if there had been no declaration of acceleration. The Indenture Trustee may not, however, sell the property of the Trust following an Event of Default, other than a default for five or more Business Days in the payment of interest on the Notes or a default in the payment of the principal of or any installment of the principal of the Notes unless:

     o holders of Notes evidencing 100% of the Note Balance consent to the sale;

     o the proceeds of the sale are sufficient to pay in full the principal amount of and accrued but unpaid interest on the Notes and all amounts due to the Insurer under the Insurance Agreement; or

     o the Indenture Trustee determines that the property of the Trust would not be sufficient on an ongoing basis to make all payments on the Notes as those payments would have become due had the Notes not been declared due and payable and the holders of Notes evidencing not less than 66K% of the Note Balance consent to the sale.

The Indenture Trustee may, but need not, obtain and rely upon an opinion of an independent accountant or investment banking firm as to the sufficiency of the property of the Trust to pay principal of and interest on the Notes on an ongoing basis.

     If the property of the Trust is sold following an Event of Default, the Indenture Trustee will apply or cause to be applied the proceeds of that sale to make the following payments in the following order of priority:

          (1) to the Indenture Trustee, all amounts due to the Indenture Trustee as compensation under the terms of the Indenture, and to the Owner Trustee, all amounts due to the Owner Trustee as compensation under the terms of the Trust Agreement;

          (2) to the Servicer, all accrued but unpaid Servicing Fees;

          (3) to the Noteholders, all accrued but unpaid interest on the Notes, paid pro rata on all classes of the Notes based on the interest payable to each class;

          (4) to the Noteholders, the Note Balance;

          (5) to the Certificateholders, all accrued but unpaid interest on the Certificates; and

          (6) to the Certificateholders, the Certificate Balance.

     Any remaining amounts will be distributed first to the Insurer for amounts due to the Insurer and then to the Seller.

     If the property of the Trust is sold following an Event of Default and the proceeds of that sale are not sufficient to pay in full the principal balance of and all accrued but unpaid interest on the Securities, the Indenture Trustee will withdraw available amounts from the Reserve Fund and submit claims under the Insurance Policy in respect of that shortfall.



                                    S3-48

     If an Event of Default shall have occurred and be continuing, subject to the provisions of the Indenture relating to the duties of the Indenture Trustee, the Indenture Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of the Noteholders if the Indenture Trustee reasonably believes that it will not be adequately indemnified against the costs, expenses and liabilities which might be incurred by it in complying with that request or direction. Subject to the provisions for indemnification and certain limitations contained in the Indenture, the holders of Notes evidencing not less than 51% of the Note Balance will have the right to direct the time, method and place of conducting any proceeding or any remedy available to the Indenture Trustee.

     No Noteholder will have the right to institute any proceeding with respect to the Indenture, unless:

     o such Noteholder previously has given to the Indenture Trustee written notice of a continuing Event of Default;

     o Noteholders evidencing not less than 25% of the Note Balance have made written request to the Indenture Trustee to institute such proceeding in its own name as Indenture Trustee;

     o such Noteholder or Noteholders have offered the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred with complying with such request;

     o the Indenture Trustee has for 60 days after its receipt of such notice, request and offer of indemnity failed to institute such proceeding;

     o no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by Noteholders evidencing not less than a majority of the Note Balance; and

     o    an Insurer Default has occurred and is continuing.

Waiver of Past Defaults

     Prior to acceleration of the maturity of the Notes, so long as no Insurer Default has occurred and is continuing, the Insurer, or the holders of Notes evidencing not less than 51% of the Note Balance, with the consent of the Insurer if an Insurer Default shall not have occurred and be continuing, may, on behalf of all Noteholders, waive any past default or Event of Default, other than a default in payment of principal of or interest on any of the Notes or in respect of any covenant or other provision in the Indenture that cannot be amended, supplemented or modified without the unanimous consent of the Noteholders.

Replacement of Indenture Trustee

     So long as no Insurer Default has occurred and is continuing, the Insurer, or the holders of Notes evidencing not less than 51% of the Note Balance, with the consent of the Insurer if an Insurer Default shall not have occurred and be continuing, may remove the Indenture Trustee without cause by notifying the Indenture Trustee, the Trust, the Depositor, the Insurer and each Rating Agency of that removal and, following that removal, may appoint a successor Indenture Trustee. Any successor Indenture Trustee must at all times satisfy the requirements of Section 310(a) of the Trust Indenture Act of 1939, as amended, and must have a combined capital and surplus of at least $50,000,000 and a long-term debt rating of investment grade by each Rating Agency or must otherwise be acceptable to each Rating Agency.

     The Indenture Trustee may resign at any time by notifying the Trust, the Depositor, the Noteholders and the Insurer of that resignation. The Trust will be required to remove the Indenture Trustee if the Indenture Trustee:

     o ceases to be eligible to continue as the Indenture Trustee under the Indenture;

     o    is adjudged to be bankrupt or insolvent;



                                    S3-49

     o    comes under the charge of a receiver or other public officer; or

     o    otherwise becomes incapable of acting.

     Upon the resignation or required removal of the Indenture Trustee, or the failure of the Noteholders to appoint a successor Indenture Trustee following the removal of the Indenture Trustee without cause, the Administrator, with the consent of the Insurer if an Insurer Default shall not have occurred and be continuing, will be required promptly to appoint a successor Indenture Trustee under the Indenture.

Satisfaction and Discharge of Indenture

     If the Insurance Policy has been terminated and returned to the Insurer for cancellation, the Indenture will be discharged as to the collateral securing the Notes upon the delivery to the Indenture Trustee for cancellation of all the Notes or, with several limitations, receipt of various opinions on tax matters, upon deposit with the Indenture Trustee of funds sufficient for the payment in full of all of the Notes, including interest and any fees due and payable to the Owner Trustee or the Indenture Trustee.

Modification of Indenture

     The provisions set forth below supersede the first two paragraphs in "The Indenture--Modification of Indenture" in the prospectus.

     The Owner Trustee, on behalf of the Trust, and the Indenture Trustee may, without the consent of the Noteholders but with the consent of the Insurer if an Insurer Default shall not have occurred and be continuing, with prior written notice to the Insurer and each Rating Agency, enter into one or more supplemental indentures for the purpose of, among other things, to correct or amplify the description of the property subject to the lien of the Indenture or to subject additional property to the lien of the Indenture; to provide for the assumption of the Notes and the Indenture obligations by a permitted successor to the Trust; to add additional covenants for the benefit of the Noteholders or to surrender any rights or powers conferred upon the Trust; to convey, transfer, assign, mortgage or pledge any property to the Indenture Trustee; to cure any ambiguity or correct or supplement any provision in the Indenture or in any supplemental indenture which may be inconsistent with any other provision in the Indenture, any supplemental indenture, the Sale and Servicing Agreement or certain other agreements, provided, that any such action shall not adversely affect the interests of any Noteholders; to provide for the acceptance of the appointment of a successor Indenture Trustee or to add to or change any of the provisions of the Indenture as shall be necessary and permitted to facilitate the administration by more than one trustee; to modify, eliminate or add to the provisions of the Indenture in order to comply with the Trust Indenture Act of 1939, as amended; and to add any provisions to, change in any manner, or eliminate any of the provisions of, the Indenture or modify in any manner the rights of Noteholders under the Indenture; provided, however, that no such supplemental indenture may materially adversely affect the interests of any Securityholder.

     The Owner Trustee, on behalf of the Trust, and the Indenture Trustee may, with the consent of the holders of Notes evidencing not less than a majority of the Note Balance, and with the consent of the Insurer if an Insurer Default shall not have occurred and be continuing, with prior written notice to the Insurer and each Rating Agency, enter into one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or modifying in any manner the rights of the Noteholders; provided, however, that no such supplemental indenture consented to by the Insurer on behalf of the Noteholders may materially adversely affect the interests of any Securityholder.

     A supplemental indenture will be deemed not to materially adversely affect the interests of any Securityholder if the person requesting the supplemental indenture obtains and delivers to the Indenture Trustee:

     o    an opinion of counsel to that effect; or

     o a letter from each Rating Agency to the effect that the supplemental indenture would not result in a downgrading or withdrawal of its rating then assigned to any class of Securities.



                                    S3-50

     No supplemental indenture will be permitted unless an opinion of counsel is delivered to the Indenture Trustee and the Insurer to the effect that the supplemental indenture will not materially adversely affect the taxation of any Security, or any Securityholder, or adversely affect the tax status of the Trust. No supplemental indenture will be permitted without the consent of the Insurer if the supplemental indenture would reasonably be expected to materially adversely affect the interests of the Insurer.

     See "The Indenture--Modification of Indenture" in the prospectus for further limitations on modifying the Indenture.

Administration Agreement

     Pursuant to the Administration Agreement, _____, as Administrator, will provide notices and perform other obligations of the Trust and the Owner Trustee under the Indenture and the Trust Agreement. The Administrator will be entitled to a monthly administrative fee as compensation for the performance of its obligations under the Administration Agreement, which fee will be paid by the Servicer.

                      Description of the Trust Agreement

     The following summary describes the material terms of the Trust Agreement. We will file a copy of the Trust Agreement with the SEC after the Trust issues the Securities.

Formation of Trust; Issuance of Certificates

     In _____, the Depositor formed the Trust and appointed the Owner Trustee as trustee of the Trust. The Trust will, concurrently with the transfer of the Receivables to the Trust pursuant to the Sale and Servicing Agreement, issue the Certificates.

Replacement of Owner Trustee

     The Owner Trustee may resign at any time by notifying the Administrator, the Depositor and the Insurer of that resignation. The Administrator or, so long as no Insurer Default has occurred and is continuing, the Insurer may remove the Owner Trustee if the Owner Trustee:

     o    ceases to be eligible to continue as the trustee under the Trust
          Agreement;

     o    is adjudged to be bankrupt or insolvent;

     o    comes under the charge of a receiver or other public officer; or

     o    otherwise becomes incapable of acting.

     Upon the resignation or removal of the Owner Trustee, the Administrator, with the consent of the Depositor and, so long as an Insurer Default shall not have occurred and be continuing, the Insurer, will be required promptly to appoint a successor Owner Trustee under the Trust Agreement.

Duties of Owner Trustee

     The Owner Trustee will agree to administer the Trust in the interest of the Certificateholders, subject to the lien of the Indenture, and in accordance with the provisions of the Trust Agreement and the other transaction documents. The Owner Trustee will not be required to take any action that it has reasonably determined is likely to result in liability on the part of the Owner Trustee or that is contrary to the terms of the Trust Agreement or applicable law.



                                    S3-51

Compensation; Indemnification

     The Servicer will pay to the Owner Trustee from time to time reasonable compensation for its services, reimburse the Owner Trustee for all expenses and disbursements reasonably incurred or made by it and indemnify the Owner Trustee for, and hold it harmless against, any and all losses, liabilities or expenses, including attorneys' fees, incurred by it in connection with the administration of the Trust or the performance of its duties under the Trust Agreement; provided, however, that the Owner Trustee will not be indemnified against any loss, liability or expense incurred by it through its own willful misconduct, negligence or bad faith. The Owner Trustee will not be liable:

     o for any error of judgment made by it in good faith unless it is proved that the Owner Trustee was negligent in ascertaining the pertinent facts;

     o for any action it takes or omits to take in good faith in accordance with directions received by it from the Certificateholders, the Indenture Trustee, the Depositor, the Administrator, the Insurer or the Servicer;

     o for indebtedness evidenced by or arising under the Trust Agreement or any of the related documents, including the principal of or interest on the Securities; or

     o for the default or misconduct of the Servicer, the Administrator, the Depositor, the Indenture Trustee, the Insurer, _____ or any agent or attorney selected by the Owner Trustee with reasonable care.

Termination of Trust

     If the Insurance Policy has been terminated and returned to the Insurer for cancellation, the Trust Agreement, except for provisions relating to compensation, reimbursement and indemnification of the Owner Trustee, will terminate and be of no further force or effect and the Trust will dissolve:

     o upon the payment to the Insurer, the Servicer and the Securityholders of all amounts required to be paid to them under the Insurance Agreement, the Indenture, the Sale and Servicing Agreement and the Trust Agreement, as applicable;

     o on the Distribution Date following the month which is one year after the maturity or other liquidation of the last Receivable and the disposition of any amounts received upon liquidation of any property remaining in the Trust; or

     o upon the purchase of the Receivables by the Servicer in connection with an Optional Termination.

     The Indenture Trustee and the Owner Trustee will give written notice of termination to each Noteholder and Certificateholder, as the case may be.

Amendment of Trust Agreement

     The Owner Trustee, on behalf of the Trust, and the Depositor may, without the consent of the Securityholders but with the consent of the Insurer if an Insurer Default shall not have occurred and be continuing, with prior written notice to the Insurer and each Rating Agency, amend the Trust Agreement for the purpose of curing any ambiguity, correcting or supplementing any provision of the Trust Agreement which may be inconsistent with any other provision of the Trust Agreement or this prospectus supplement or adding any provisions to or changing in any manner or eliminating any of the provisions of the Trust Agreement or of modifying in any manner the rights of the Securityholders which will not be inconsistent with other provisions of the Trust Agreement; provided, however, that no such amendment may materially adversely affect the interests of any Securityholder. An amendment will be deemed not to materially adversely affect the interests of any Securityholder if the person requesting the amendment obtains and delivers to the Owner Trustee an opinion of counsel to that effect.



                                    S3-52

     The Owner Trustee, on behalf of the Trust, and the Depositor may, with the consent of the holders of Notes evidencing not less than a majority of the Note Balance or, if the Notes have been paid in full, holders of Certificates evidencing not less than a majority of the Certificate Balance, and with the consent of the Insurer if an Insurer Default shall not have occurred and be continuing, with prior written notice to the Insurer and each Rating Agency, amend the Trust Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Trust Agreement or modifying in any manner the rights of the Securityholders; provided, however, that no amendment may:

     o increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on or in respect of the Receivables or distributions that are required to be made for the benefit of the Securityholders, or change the Interest Rate applicable to any class of Notes or the Certificate Rate without the consent of all Securityholders adversely affected by the amendment or

     o reduce the percentage of the Note Balance or the Certificate Balance the consent of the holders of which is required for any amendment to the Trust Agreement without the consent of all Securityholders.

     No amendment to the Trust Agreement will be permitted unless an opinion of counsel is delivered to the Owner Trustee and the Insurer to the effect that the amendment will not materially adversely affect the taxation of any Security, or any Securityholder, or adversely affect the tax status of the Trust. No amendment to the Trust Agreement will be permitted without the consent of the Insurer if the amendment would reasonably be expected to materially adversely affect the interests of the Insurer.

                   Material Federal Income Tax Consequences

     In the opinion of Sidley Austin Brown & Wood LLP, counsel for the Depositor and federal tax counsel for the Trust, for federal income tax purposes, the Notes will be characterized as debt, and the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation. If you purchase Notes, you agree by your purchase that you will treat the Notes as indebtedness for federal income tax purposes. See "Material Federal Income Tax--Trusts for Which a Partnership Election is Made--Tax Consequences to Holders of the Notes" in the prospectus. If the Internal Revenue Service successfully asserted that the Certificates were properly treated as equity for federal income tax purposes, the Trust would be treated as a partnership and the Certificates would be treated as partnership interests in the Trust for federal income tax purposes. If you purchase Certificates, you agree by your purchase that you will treat the trust as a partnership in which the Certificateholders are partners for federal income tax purposes. See "Material Federal Income Tax Consequences--Trusts for which a Partnership Election is Made--Tax Consequences to Holders of the Certificates" in the prospectus.

                             ERISA Considerations

The Notes

     The Notes may, in general, be purchased by, on behalf of or with "plan assets" of Plans. Although we cannot assure you in this regard, the Notes should be treated as "debt" and not as "equity interests" for purposes of the Plan Assets Regulation because the Notes:

     o are expected to be treated as indebtedness under local law and will, in the opinion of federal tax counsel for the Trust, be treated as debt, rather than equity, for federal income tax purposes (see "Material Federal Income Tax Consequences" in the prospectus) and

     o    should not be deemed to have any "substantial equity features".

See "ERISA Considerations" in the prospectus.

     However, the acquisition and holding of Notes of any class by or on behalf of a Plan could be considered to give rise to a prohibited transaction under ERISA or Section 4975 of the Internal Revenue Code if the Trust, the


                                    S3-53

Owner Trustee, the Indenture Trustee, a holder of 50% or more of the Certificates or any of their respective affiliates, is or becomes a "party in interest" or a "disqualified person" (as defined in ERISA and the Internal Revenue Code, respectively) with respect to such Plan.

     Depending on the relevant facts and circumstances, certain prohibited transaction exemptions may apply to the purchase or holding of securities - for example, PTCE 96-23, which exempts certain transactions effected on behalf of a Plan by an "in-house asset manager"; PTCE 95-60, which exempts certain transactions by insurance company general accounts; PTCE 91-38, which exempts certain transactions by bank collective investment funds; PTCE 90-1, which exempts certain transactions by insurance company pooled separate accounts; or PTCE 84-14, which exempts certain transactions effected on behalf of a Plan by a "qualified professional asset manager." Each investor in a Note, by its acceptance of the Note or a beneficial interest therein, will be deemed to represent either that it is not a Plan, and is not investing on behalf of or with plan assets of a Plan, or its acquisition and holding of the Note satisfy the requirements for exemptive relief under one of the foregoing exemptions. In this regard, no person may acquire more than 49.9% of the Certificates.

     Because the Trust, the Servicer, the Trustees, the underwriters, any provider of credit support or any of their affiliates may receive certain benefits in connection with the sale of the Notes, the purchase of Notes using plan assets over which any of such parties has investment authority may be deemed to be a violation of the prohibited transaction rules of ERISA or
Section 4975 of the Internal Revenue Code for which no exemption may be available. Accordingly, any investor considering a purchase of Notes using plan assets should consult with its counsel if the Trust, the Servicer, any Trustee, any underwriter, any provider of credit support or any of their affiliates has investment authority with respect to such assets. For additional information regarding treatment of the notes under ERISA, see "ERISA Considerations" in the prospectus.

The Certificates

     Although the Certificates may be treated as debt for tax purposes, we believe that for ERISA purposes the Certificates constitute equity interests in the Trust. Therefore ownership of Certificates by Plans may cause the assets of the Trust to constitute plan assets of Plans, and to be subject to the fiduciary responsibility and prohibited transaction provisions of ERISA and Section 4975 of the Internal Revenue Code. Consequently, Plans may not acquire Certificates. However, an insurance company investing assets held in its general account that include plan assets may acquire Certificates if: (i) the portion of its general account that constitutes plan assets is less than 25%, (ii) its acquisition and holding of the Certificates satisfy requirements for exemptive relief under Section I of PTCE 95-60 and (iii) neither the insurance company nor any affiliate has investment authority or control over the assets of the trust or provides investment advice with respect to those assets for a direct or indirect fee.

     In addition, investors other than Plans should be aware that a prohibited transaction under ERISA and the Internal Revenue Code could be deemed to occur if a holder of 50% or more of the Certificates or any of its affiliates is or becomes a party in interest or a disqualified person with respect to any Plan that acquires and holds the Notes without such Plan being covered by one or more exemptions from the prohibited transaction rules.

     Each purchaser of Certificates will be deemed to represent and certify that it is not a Plan, and is not acquiring such Certificates on behalf of, or with plan assets of, any Plan, or that it is an insurance company general account, and that it investment, throughout the period it holds Certificates, satisfies the conditions described above. In addition, each purchaser of Certificates will be deemed to represent and certify that its acquisition of Certificates will not cause it to hold more than 49.9% of the outstanding certificates.

     For additional information regarding treatment of the Certificates under ERISA, see "ERISA Considerations" in the prospectus.



                                    S3-54

                                 Underwriting

     Subject to the terms and conditions set forth in the underwriting agreement, the Depositor has agreed to cause the Trust to sell to each of the note underwriters named below, for whom Wachovia Capital Markets, LLC is acting as representative, and each of those note underwriters has severally agreed to purchase, the initial principal amount of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes set forth opposite its name below:

                                            Principal Amount   Principal Amount    Principal Amount    Principal Amount
                                                   of                  of                 of                 of
Note Underwriters                            Class A-1 Notes    Class A-2 Notes     Class A-3 Notes    Class A-4 Notes
------------------------------------------ ------------------ ------------------- ------------------- ------------------
.........................................                  $                  $                   $                  $
.........................................
                                           ------------------ ------------------- ------------------- ------------------
     Total..............................                  $                  $                   $                  $
                                           ================== =================== =================== ==================

     The Depositor has been advised by the underwriters of the Notes that they propose initially to offer the Notes to the public at the applicable prices set forth on the cover page of this prospectus supplement. After the initial public offering of the Notes, the public offering prices may change.


     Subject to the terms and conditions set forth in the underwriting agreement, the Depositor has agreed to cause the Trust to sell to the certificate underwriter named below, and the certificate underwriter has agreed to purchase, the initial principal amount of the Certificates set forth below opposite its name.

                                                                 Principal
                                                                 Amount of
        Certificate Underwriter                                Certificates
        ---------------------------------------------------- ----------------
        ....................................................    $

     The Depositor has been advised by the certificate underwriter that it proposes initially to offer the Certificates to the public at the price set forth on the cover page of this prospectus supplement. After the initial public offering of the Certificates, the public offering price may change.

     The underwriting discounts and commissions are set forth on the cover page of this prospectus supplement. The selling concessions that the underwriters may allow to certain dealers and the discounts that such dealers may reallow to certain other dealers, expressed as a percentage of the principal amount of each class of Notes or the Certificates, as the case may be, shall be as follows:

                                                   Selling
                                                 Concessions      Reallowance
                                                not to exceed    not to exceed
                                              ----------------- ----------------
        Class A-1 Notes.......................         %                 %
        Class A-2 Notes.......................         %                 %
        Class A-3 Notes.......................         %                 %
        Class A-4 Notes.......................         %                 %
        Certificates..........................         %                 %

     The Indenture Trustee may, from time to time, invest the funds in the Collection Account and the Reserve Fund in investments acquired from or issued by the underwriters or their affiliates.

     In the ordinary course of business, the underwriters and their affiliates have engaged and may engage in investment banking and commercial banking transactions with the Depositor and its affiliates.



                                    S3-55

     The Depositor has agreed to indemnify the underwriters against certain liabilities, including civil liabilities under the Securities Act or to contribute to payments which the underwriters may be required to make in respect thereof.

     The closings of the sale of each class of Notes and the Certificates are conditioned on the closing of the sale of each other class of Notes and the Certificates.

     Upon receipt of a request by an investor who has received an electronic prospectus from an underwriter or a request by such investor's representative within the period during which there is an obligation to deliver a prospectus, the Depositor or the underwriter will promptly deliver, without charge, a paper copy of this prospectus supplement and the prospectus.

                                Legal Opinions

     Certain legal matters relating to the Securities, including certain federal income tax matters, have been passed upon for the Depositor by Sidley Austin Brown & Wood LLP, San Francisco, California. Certain legal matters relating to the Insurer and the Insurance Policy will be passed upon for _____ by the General Counsel of _____, or an associate general counsel of _____ and by __________. Certain legal matters will be passed upon for the underwriters by Sidley Austin Brown & Wood LLP, San Francisco, California.

                                    Experts

     The consolidated balance sheets of _____ and its consolidated subsidiaries as of December 31, 200_ and December 31, 200_ and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 200_, have been incorporated by reference in this prospectus supplement in reliance on the report of __________, independent accountants, given on the authority of that firm as experts in accounting and auditing.




                                    S3-56

                               Glossary of Terms

     Additional defined terms used in this prospectus supplement are defined under "Glossary of Terms" in the prospectus.

     "ABS" means the Absolute Prepayment Model which we use to measure prepayments on receivables and we describe under "The Receivables
Pool--Weighted Average Life of the Securities."

     "Administration Agreement" means the Administration Agreement, dated as of _____, among the Administrator, the Depositor, the Trust and the Indenture Trustee, as amended or supplemented.

     "Administrator" means _____, as administrator under the Administration Agreement.

     "APR" of a Receivable means the annual percentage rate of finance charges stated in such Receivable.

     "Available Collections" means, with respect to any Distribution Date, the sum of Available Interest and Available Principal.

     "Available Funds" means, for any Distribution Date, the sum of Available Collections, the Policy Claim Amount, the Reserve Fund Draw Amount and, if an Event of Default shall have occurred and be continuing and an Insurer Default shall not have occurred and be continuing, amounts the Insurer has deposited into the Collection Account on or before the related Distribution Date as a result of the Insurer, at its option, electing to prepay all or any portion of the principal amount of the Notes and paying accrued but unpaid interest on the amount of the Notes so prepaid or, if the Notes have been paid in full, the amount of the Certificates so prepaid.

     "Available Interest" means, with respect to any Distribution Date, the total of the following amounts allocable to interest received by the Servicer on or in respect of the Receivables during the related Collection Period: (i) the sum of the interest component of all (a) collections on or in respect of all Receivables, including extension fees, (b) Net Liquidation Proceeds, (c) any amounts payable or any payment made under any insurance policy with respect to a Receivable covering physical damage, credit life, credit disability, theft, mechanical breakdown or any similar event relating to the related Financed Vehicle or obligor and (d) Repurchase Payments plus (ii) any earnings on investment of funds in the accounts (other than the Reserve Fund), net of losses and investment expenses.

     "Available Principal" means, with respect to any Distribution Date, the total of the following amounts allocable to principal received by the Servicer on or in respect of the Receivables during the related Collection Period: the sum of the principal component of all (i) collections on or in respect of all Receivables, (ii) Net Liquidation Proceeds, (iii) any amounts payable or any payment made under any insurance policy with respect to a Receivable covering physical damage, credit life, credit disability, theft, mechanical breakdown or any similar event relating to the related Financed Vehicle or obligor and
(iv) Repurchase Payments.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York, Charlotte, North Carolina and _____ _____ are authorized by law, regulation or executive order to be closed.

     "Certificate Balance" means, with respect to the Certificates, initially, $_____, and thereafter, the initial Certificate Balance of the Certificates, reduced by all amounts allocable to principal previously distributed to the Certificateholders.

     "Certificate Distribution Account" means the account established and maintained by the Servicer in the name of the Owner Trustee pursuant to the Trust Agreement for the benefit of the Certificateholders.

     "Certificate Final Distribution Date" means the _____ Distribution Date.

     "Certificate Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued for the related Interest Period at the Certificate Rate on the Certificate Balance on the immediately


                                    S3-57
preceding Distribution Date after giving effect to all payments of principal to Certificateholders on such Distribution Date (or, in the case of the first Distribution Date, on the initial Certificate Balance).

     "Certificate Principal Distributable Amount" means, with respect to (i) any Distribution Date prior to which the Note Balance has been reduced to zero, zero and (ii) for any Distribution Date on or after which the Note Balance has been reduced to zero, the lesser of:

     o the Certificate Balance as of the immediately preceding Distribution Date after giving effect to all payments of principal to the Certificateholders on such Distribution Date; and

     o the excess of the Certificate Balance as of the immediately preceding Distribution Date after giving effect to all payments of principal to the Certificateholders on such Distribution Date over the Pool Balance as of the last day of the related Collection Period less the Yield Supplement Overcollateralization Amount for the related Distribution Date;

provided, however, that the Certificate Principal Distributable Amount payable to the Certificateholders on the Certificate Final Distribution Date will equal the greater of the amount described above and the amount that is necessary, after giving effect to all payments of principal to the Certificateholders on such Distribution Date, to reduce the Certificate Balance to zero.

     "Certificate Rate" means _____% per annum.

     "Certificateholders" means holders of record of the Certificates.

     "Certificates" means the $_____ aggregate principal amount of the Trust's _____% Asset Backed Certificates.

     "Class A-1 Notes" means the $_____ aggregate principal amount of the Trust's _____% Asset Backed Notes, Class A-1.

     "Class A-2 Notes" means the $_____ aggregate principal amount of the Trust's _____% Asset Backed Notes, Class A-2.

     "Class A-3 Notes" means the $_____ aggregate principal amount of the Trust's _____% Asset Backed Notes, Class A-3.

     "Class A-4 Notes" means the $_____ aggregate principal amount of the Trust's _____% Asset Backed Notes, Class A-4.

     "Closing Date" means the date on which the Securities are initially issued.

     "Collection Account" means an account, held in the name of the Indenture Trustee and for the benefit of the Insurer and the Securityholders, into which the Servicer is required to deposit collections on the Receivables and other amounts.

     "Collection Period" means, with respect to any Distribution Date, the calendar month preceding the calendar month in which such Distribution Date occurs, except that the first Collection Period will be the months of _____ and _____.

     "Credit and Collection Policy" means the credit, collection and customer service policies of the Seller relating to the Receivables as described in the Sale and Servicing Agreement, delivered by the Seller to the Servicer, as the same may be amended or modified from time to time; provided, however, so long as no Insurer Default has occurred and is continuing, no material changes will be made without the Insurer's consent, such consent not to be unreasonably withheld.



                                    S3-58

     "Cutoff Date" means the close of business on _____.

     "Cutoff Date Pool Balance" means $_____, the aggregate unpaid Principal Balance of the Receivables as of the Cutoff Date.

     "Dealer" means the dealer of motor vehicles who sold a Financed Vehicle and who originated and assigned the Receivable relating to the Financed Vehicle to _____ under an existing agreement between the dealer and _____.

     "Defaulted Receivable" means a Receivable (other than a Repurchased Receivable) with respect to which the earliest of the following has occurred:

     o    $_____ or more of any payment remains unpaid for _____ or more days;

     o the Servicer has determined in accordance with the Credit and Collection Policy that eventual payment in full is unlikely; or

     o the Servicer has repossessed and sold the related Financed Vehicle or repossessed and held the related Financed Vehicle in its repossession inventory for _____ days.

     "Determination Date" means, with respect to any Distribution Date, the fourth Business Day immediately preceding such Distribution Date.

     "Distribution Date" means, with respect to any Collection Period, the _____ day of the next succeeding month or, if such day is not a Business Day, the next succeeding Business Day, commencing _____.

     "Event of Default" means an event of default under the Indenture, as described under "Description of the Indenture--Events of Default."

     "Event of Servicing Termination" means a Servicer Termination Event as described under "Description of the Receivables Transfer and Servicing Agreements--Events of Servicing Termination."

     "Final Distribution Date" means, for each class of Notes and the Certificates, the related date set forth in "Summary--Basic Terms of the Securities" or, if any such date is not a Business Day, the next succeeding Business Day.

     "Financed Vehicles" means the new or used motor vehicles financed by the Receivables.

     "Indenture" means the Indenture, dated as of _____ between the Trust and the Indenture Trustee, as amended or supplemented.

     "Indenture Trustee" means __________, a national banking association, as trustee under the Indenture.

     "Insurance Agreement" means the Insurance and Reimbursement Agreement, dated as of the Closing Date, among _____, the Trust, the Depositor and _____, in its individual capacity and as Seller and Servicer, as amended or supplemented.

     "Insurance Payment Amount" means, for any Distribution Date, the premium payable under the Insurance Agreement for that Distribution Date plus any overdue premiums payable under the Insurance Agreement for previous Distribution Dates plus the aggregate amount of any unreimbursed payments under the Insurance Policy, to the extent payable to the Insurer under the Insurance Agreement, plus accrued interest on any unreimbursed payments under the Insurance Policy at the rate provided in the Insurance Agreement plus any other amounts due to the Insurer under the Insurance Agreement and the other transaction documents.

     "Insurance Policy" means the irrevocable financial guaranty insurance policy issued by the Insurer, dated the Closing Date, in respect of the Securities.



                                    S3-59

     "Insurer" means _____, and its successors.

     "Insurer Default" means the Insurer shall fail to make any payment required under the Insurance Policy in accordance with its terms or an event of bankruptcy, insolvency, receivership or liquidation shall occur with respect to the Insurer.

     "Interest Period" means, with respect to any Distribution Date and (i) the Class A-1 Notes, the period from and including the prior Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding the current Distribution Date, and (ii) the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Certificates, the monthly period based on the assumption of 30 days in each month from and including the _____ day of the prior calendar month (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding the _____ day of the month in which the current Distribution Date occurs.

     "Interest Rate" means, with respect to any class of Notes, the interest rate for that class set forth under "Description of the Notes--Payments of Interest."

     "Moody's" means Moody's Investors Service, Inc., and its successors.

     "Net Liquidation Proceeds" means the sum of the proceeds of the liquidation of Defaulted Receivables, net of expenses incurred by the Servicer in accordance with its customary servicing procedures in connection with such liquidation.

     "Note Balance" means, at any time, the aggregate principal amount of all Notes outstanding at such time.

     "Note Distribution Account" means the account established and maintained by the Servicer in the name of the Indenture Trustee pursuant to the Sale and Servicing Agreement for the benefit of the Noteholders.

     "Note Monthly Interest Distributable Amount" means, for any Distribution Date, the sum of the interest payable on that Distribution Date on the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

     "Note Principal Distributable Amount" means, for any Distribution Date, the lesser of:

     o the Note Balance as of the immediately preceding Distribution Date after giving effect to all payments of principal to the Noteholders on such Distribution Date or the Note Balance as of the Closing Date in the case of the first Distribution Date; and

     o the excess of the Note Balance and the Certificate Balance as of the immediately preceding Distribution Date after giving effect to all payments of principal to the Noteholders on such Distribution Date, or as of the Closing Date in the case of the first Distribution Date, over the Pool Balance as of the last day of the related Collection Period less the Yield Supplement Overcollateralization Amount for the related Distribution Date;

provided, however, that the Note Principal Distributable Amount on the Final Distribution Date for any class of Notes will equal the greater of the amount described above and the outstanding principal balance of that class of Notes as of the immediately preceding Distribution Date after giving effect to all payments of principal to the Noteholders on such Distribution Date.

     "Noteholders" means holders of record of the Notes.

     "Notes" means the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.



                                    S3-60

     "Optional Termination" means the exercise by the Servicer of its option to purchase all remaining Receivables from the Trust on any Distribution Date following the last day of a Collection Period as of which the Pool Balance is 10% or less of the Cutoff Date Pool Balance.

     "Owner Trustee" means _____________, a __________, acting not in its individual capacity but solely as owner trustee under the Trust Agreement.

     "Policy Claim Amount" means, with respect to each Distribution Date, the amount, if any, by which the Required Payment Amount for that Distribution Date exceeds the sum of Available Collections plus the Reserve Fund Draw Amount for that Distribution Date.

     "Pool Balance" means, as of any date, the aggregate Principal Balance of the Receivables (exclusive of all Repurchased Receivables for which the Seller or the Servicer has paid the Repurchase Payment, Defaulted Receivables and Receivables sold or otherwise liquidated by the Indenture Trustee pursuant to the Indenture) as of the close of business on such date; except that reference to the Pool Balance as of the first day of a Collection Period will mean the Pool Balance as of the opening of business on such first day.

     "Principal Balance" means, with respect to any Receivable as of any date, the amount financed minus the sum of the following amounts: (i) that portion of all scheduled payments received on or prior to such date allocable to principal, computed in accordance with the [simple interest] method, (ii) any Repurchase Payment with respect to such Receivable allocable to principal and
(iii) any full or partial prepayments or other payments applied to reduce the unpaid principal balance of such Receivable; provided, however, that the Principal Balance of a Defaulted Receivable or a Repurchased Receivable shall be zero as of the last day of the Collection Period during which it became a Defaulted Receivable or a Repurchased Receivable, as the case may be.

     "Rating Agency" means Moody's and Standard & Poor's.

     "Receivables" means the motor vehicle retail installment sale contracts transferred by the Depositor to the Trust.

     "Receivables Purchase Agreement" means the Receivables Purchase Agreement, dated as of _____, between the Seller and the Depositor, as amended or supplemented.

     "Record Date" means, with respect to any Distribution Date, the close of business on the day immediately preceding that Distribution Date or, if the related Securities are issued as definitive securities, the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs.

     "Repurchase Payment" means, with respect to any Distribution Date and to a Repurchased Receivable purchased by the Servicer or the Seller as of the end of the related Collection Period, the sum of (i) the unpaid principal balance owed by the related obligor in respect of such Receivable and (ii) interest on such unpaid principal balance at a rate equal to the APR of the related Receivable to the last day of such Collection Period.

     "Repurchased Receivable" means a Receivable which the Seller or the Servicer is required to purchase pursuant to the Receivables Purchase Agreement or the Sale and Servicing Agreement, as applicable, or which the Servicer has elected to purchase pursuant to the Sale and Servicing Agreement in connection with an Optional Termination.

     "Required Payment Amount" means, for any Distribution Date, the aggregate amount to be applied on that Distribution Date in accordance with clauses (1) through (6) under "Application of Available Funds--Priority of Distributions."

     "Required Reserve Fund Balance" means, with respect to any Distribution Date, the greater of an amount equal to-

     o _____% of the Pool Balance as of the last day of the related Collection Period; and



                                    S3-61

     o    _____% of the Cutoff Date Pool Balance;

provided, however, the Required Reserve Fund Balance shall equal the amount required to be on deposit in the Reserve Fund under the Insurance Agreement in the event of the occurrence of certain events specified therein; provided, further, however, that the Required Reserve Fund Balance for any Distribution Date will not exceed the principal balance of the Securities as of that Distribution Date, after giving effect to all payments of principal made to the Securityholders on that Distribution Date.

     "Reserve Fund" means the account established and maintained by the Servicer in the name of the Indenture Trustee into which the Trust will deposit the Reserve Fund Initial Deposit and into which the Indenture Trustee will make the other deposits and withdrawals specified in this prospectus supplement.

     "Reserve Fund Amount" means, with respect to any Distribution Date, the amount on deposit in and available for withdrawal from the Reserve Fund after giving effect to all deposits to and withdrawals from the Reserve Fund on the preceding Distribution Date, including all interest and other investment earnings earned on amounts on deposit therein during the related Collection Period, net of losses and investment expenses.

     "Reserve Fund Draw Amount" means, with respect to any Distribution Date, the lesser of (i) the amount, if any, by which the sum of the Required Payment Amount plus the Insurance Payment Amount for that Distribution Date exceeds the Available Collections for that Distribution Date and (ii) the Reserve Fund Amount for that Distribution Date (before giving effect to any deposits to or withdrawals from the Reserve Fund on such Distribution Date).

     "Reserve Fund Initial Deposit" means $_____.

     "Sale and Servicing Agreement" means the Sale and Servicing Agreement, dated as of _____, among the Trust, the Depositor and _____, as Seller and Servicer, as amended or supplemented.

     "Securities" means the Notes and the Certificates.

     "Securityholders" means the Noteholders and Certificateholders.

     "Seller" means _____, and its successors.

     "Servicer" means _____, as Servicer under the Sale and Servicing
Agreement.

     "Servicer Termination Event" means a Servicer termination event under the Sale and Servicing Agreement, as described under "Description of the Receivables Transfer and Servicing Agreements--Events of Servicing Termination."

     "Servicing Fee" means a fee payable to the Servicer on each Distribution Date for the related Collection Period for servicing the Receivables which is equal to 1/12 of _____% of the Pool Balance as of the first day of that Collection Period (or as of the Cutoff Date in the case of the first Distribution Date).

     "Standard & Poor's" means Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., and its successors.

     "Trust Agreement" means the Amended and Restated Trust Agreement, dated as of _____, between the Depositor and the Owner Trustee, as amended or supplemented.

     "Yield Supplement Overcollateralization Amount" means, with respect to any Distribution Date, the amount specified in "Description of the Receivables Transfer and Servicing Agreements--Yield Supplement Overcollateralization Amount" with respect to that Distribution Date.




                                    S3-62

                                                                       ANNEX I

                       Global Clearance, Settlement and
                         Tax Documentation Procedures

     The globally-offered securities to be issued from time to time will initially be available only in book-entry form. Investors in the globally-offered securities may hold those securities through any of DTC, Clearstream or Euroclear. The globally-offered securities will be tradeable as home market instruments in both the European and United States domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

     Secondary market trading between investors holding globally-offered securities through Clearstream and Euroclear will be conducted in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice.

     Secondary market trading between investors holding globally-offered securities through DTC will be conducted in accordance with the rules and procedures applicable to United States corporate debt obligations.

     Secondary cross-market trading between Clearstream or Euroclear and organizations participating in DTC that hold offered securities will be effected on a delivery-against-payment basis through the respective depositaries of Clearstream and Euroclear, in such capacity, and as DTC participants.

     See "Certain Information Regarding the Securities--Book-Entry Registration" in the prospectus for further information.

     A beneficial owner of globally-offered certificates holding securities through Clearstream or Euroclear (or through The Depository Trust Company if the holder has an address outside the United States) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by United States Persons (or, in the case of a Non-United States Person holding the certificates through a partnership, such other rate as is applicable), unless each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between that beneficial owner and the United States entity required to withhold tax complies with applicable certification requirements and that beneficial owner takes steps to obtain one of the following exemptions or reduced tax rate:

     Exemption For Non-United States Persons. Non-United States Persons that are beneficial owners of the globally-offered securities and are individuals or entities treated as corporations for federal income tax purposes can generally obtain a complete exemption from the withholding tax by filing Form W-8 BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). A Non-United States Person not described in the foregoing sentence that beneficially owns a globally offered security may be subject to more complex rules.

     Exemption For Non-United States Persons With Effectively Connected Income. Non-United States Persons, including non-United States corporations or banks with a United States branch, that are beneficial owners of the globally-offered securities and for which the related interest income is effectively connected with the conduct of a trade or business in the United States can obtain a complete exemption from the withholding tax by filing Form W-8 ECI (Certificate of Foreign Person's Claim for Exemption from Withholdings on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

     Exemption or Reduced Rate For Non-United States Persons Resident in Treaty Countries. Non-United States Persons that are beneficial owners of the globally-offered securities that for federal income tax purposes are individuals or entities treated as corporations that beneficially own the globally-offered securities and reside in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate, depending on the treaty terms, by filing Form W-8 BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). A Non-United States Person not described in the foregoing sentence that beneficially owns a globally offered security may be subject to more complex rules.



                                    S3-I-1

     Exemption For United States Persons. United States Persons that are beneficial owners of the globally-offered securities can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

     United States Federal Income Tax Reporting Procedure. The beneficial owner of a globally-offered security files by submitting the appropriate form to the person through whom he holds, which person would be the clearing agency in the case of persons holding directly on the books of the clearing agency. Form W-8 ECI and Form W-8 BEN are effective from the date the form is signed through the end of the third succeeding calendar year. If the information on either Form W-8BEN or Form W-8ECI changes, a new Form W-8BEN or Form W-8ECI, as applicable, must be filed within 30 days of such change. Form W-8BEN and Form W-8ECI may be filed by the beneficial owner of a security or its agent.

     This summary does not deal with all aspects of United States federal income tax withholding that may be relevant to foreign holders of the globally-offered securities. We suggest that you read "Material Federal Income Tax Consequences" in the prospectus for further information and consult your own tax advisors with respect to the tax consequences of holding or disposing of the globally-offered securities. The information contained in this Annex I is an integral part of the prospectus supplement to which it is attached.



                                    S3-I-2

                           ____________ Trust 200_-_


                                 ____________
                              Seller and Servicer

                       Pooled Auto Securities Shelf LLC
                                   Depositor


                                  $__________

                $__________ _____% Class A-1 Asset Backed Notes $__________ _____% Class A-2 Asset Backed Notes $__________ _____% Class A-3 Asset Backed Notes $__________ _____% Class A-4 Asset Backed Notes $__________ _____% Asset Backed Certificates

                  ------------------------------------------
                             PROSPECTUS SUPPLEMENT
                  ------------------------------------------


     You should rely only on the information contained or incorporated by reference in this prospectus supplement. We have not authorized anyone to provide you with additional or different information. We are not offering the securities in any state in which the offer is not permitted.

     Dealers will deliver a prospectus when acting as underwriters of the securities and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the securities will be required to deliver a prospectus until _____.





                              Wachovia Securities







                                  _____, 200_

The information contained in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.




PROSPECTUS

                             Subject to Completion
                 Preliminary Prospectus, Dated March 17, 2005

                              Asset Backed Notes
                           Asset Backed Certificates
                           (Each Issuable In Series)


                         -----------------------------

                       Pooled Auto Securities Shelf LLC
                                   Depositor

                         -----------------------------



------------------------------------

                                         Each trust--
Before you purchase any of
these securities, be sure to read        o  will issue a series of asset-backed notes and/or certificates in one
the risk factors beginning on               or more classes;
page 8 of this prospectus and
the risk factors set forth in the        o  will own
related prospectus supplement.
                                            o   a pool of motor vehicle installment loans or installment sale contracts made to finance the retail purchase of new or used
The notes and the certificates, if              automobiles, minivans, sport utility vehicles, light-duty
any, will represent interests in or             trucks, motorcycles or commercial vehicles;
obligations of the related trust
only and will not represent                 o   collections on those loans or contracts;
interests in or obligations of
Pooled Auto Securities                      o   security interests in the vehicles financed by those loans or
Shelf LLC or any of its affiliates.             contracts;

                                            o   any proceeds from claims on related insurance policies; and
This prospectus may be used to
offer and sell any of the notes             o   funds in accounts of the trust; and
and/or certificates only if
accompanied by the prospectus            o   may have the benefit of one or more other forms of credit
supplement for the related trust.            enhancement.

                                         The main sources of funds for making payments on a trust's securities will be collections on its loans or contracts and any credit enhancement that the trust may have.

                                         The amounts, prices and terms of each offering of securities will be determined at the time of sale and will be described in an
------------------------------------     accompanying prospectus supplement.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS OR THE ACCOMPANYING PROSPECTUS SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           -------------------------



             The date of this Prospectus is ____________, 200___.


                                                  TABLE OF CONTENTS
                                                                                                              Page
                                                                                                              ----
Important Notice About Information Presented in this Prospectus and the Accompanying Prospectus Supplement.........3
Where You Can Find Additional Information..........................................................................3
Incorporation of Certain Documents by Reference....................................................................3
   Copies of the Documents.........................................................................................3
Summary............................................................................................................4
Risk Factors.......................................................................................................8
The Trusts........................................................................................................14
   The Receivables................................................................................................14
   The Seller and the Servicer....................................................................................15
   The Trustees...................................................................................................15
The Receivables Pools.............................................................................................15
   The Receivables................................................................................................15
Maturity and Prepayment Considerations............................................................................18
Pool Factors and Trading Information..............................................................................19
   General........................................................................................................19
   The Pool Factors Will Decline as the Trust Makes Payments on the Securities....................................19
   Additional Information.........................................................................................20
Use of Proceeds...................................................................................................20
The Depositor.....................................................................................................20
Principal Documents...............................................................................................21
   If the trust issues notes:.....................................................................................21
   If the trust is a grantor trust:...............................................................................22
Certain Information Regarding the Securities......................................................................22
   General........................................................................................................22
   Fixed Rate Securities..........................................................................................23
   Floating Rate Securities.......................................................................................23
   Book-Entry Registration........................................................................................24
   Definitive Securities..........................................................................................28
   Reports to Securityholders.....................................................................................29
   Securities Owned by the Trust, the Seller, the Servicer or their Affiliates....................................30
   Certain Matters Regarding the Insurer..........................................................................30
   Limitation on Right to Institute Bankruptcy Proceedings........................................................30
The Indenture.....................................................................................................30
   Events of Default..............................................................................................30
   Rights Upon Event of Default...................................................................................31
   Each Trust Will be Subject to Covenants Under the Indenture....................................................33
   List of Noteholders............................................................................................34
   Annual Compliance Statement....................................................................................34
   Indenture Trustee's Annual Report..............................................................................34
   Satisfaction and Discharge of Indenture........................................................................34
   Modification of Indenture......................................................................................34
   The Indenture Trustee..........................................................................................36
Description of the Receivables Transfer and Servicing Agreements..................................................37
   Sale and Assignment of Receivables.............................................................................37
   Accounts.......................................................................................................39
   Servicing Procedures...........................................................................................39
   Collections....................................................................................................40
   Advances.......................................................................................................40
   Servicing Compensation and Expenses............................................................................41
   Distributions..................................................................................................41
   Credit and Cash Flow Enhancement...............................................................................41
   Statements to Trustees and Trusts..............................................................................42
   Evidence as to Compliance......................................................................................42
   Certain Matters Regarding the Servicer.........................................................................43
   Events of Servicing Termination................................................................................43
   Rights Upon Event of Servicing Termination.....................................................................44
   Waiver of Past Events of Servicing Termination.................................................................44
   Amendment......................................................................................................44
   Payment of Notes...............................................................................................45
   Termination....................................................................................................45
   List of Certificateholders.....................................................................................45
   Administration Agreement.......................................................................................45
Material Legal Issues Relating to the Receivables.................................................................46
   General........................................................................................................46
   Security Interests in the Financed Vehicles....................................................................46
   Enforcement of Security Interests in Vehicles..................................................................48
   Certain Bankruptcy Considerations..............................................................................48
   Consumer Protection Laws.......................................................................................49
   Other Matters..................................................................................................49
Material Federal Income Tax Consequences..........................................................................50
   Trusts Treated as Partnerships.................................................................................51
   Trusts in Which all Certificates are Retained by the Seller or an Affiliate of the Seller......................57
   Trusts Treated as Grantor Trusts...............................................................................58
Certain State Tax Consequences....................................................................................62
ERISA Considerations..............................................................................................62
   Certificates...................................................................................................64
   Special Considerations Applicable to Insurance Company General Accounts........................................66
Plan of Distribution..............................................................................................66
   Sales Through Underwriters.....................................................................................66
   Other Placements of Securities.................................................................................67
   Underwriting...................................................................................................67
Legal Opinions....................................................................................................68
Glossary of Terms.................................................................................................69

                Important Notice About Information Presented in this Prospectus and the Accompanying Prospectus Supplement

     We provide information on your securities in two separate documents that offer varying levels of detail:

     o this prospectus provides general information, some of which may not apply to a particular series of securities, including your securities; and

     o the accompanying prospectus supplement will provide a summary of the specific terms of your securities.

      If the terms of the securities described in this prospectus vary with the accompanying prospectus supplement, you should rely on the information in the prospectus supplement.

      We include cross-references to sections in these documents where you can find further related discussions. Refer to the table of contents in the front of each document to locate the referenced sections.

     You should rely only on the information contained in this prospectus and the accompanying prospectus supplement, including any information incorporated by reference. We have not authorized anyone to provide you with different information.

                   Where You Can Find Additional Information

      Pooled Auto Securities Shelf LLC has filed a registration statement with the SEC under the Securities Act. This prospectus is part of the registration statement but the registration statement includes additional information.

     You can review the registration statement on line at the SEC's website, http://www.sec.gov, or you may inspect and copy the registration statement at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 (telephone 1-800-732-0330).

      Also available at the SEC's website, http://www.sec.gov, are reports, proxy and information statements and other information regarding registrants that file electronically with the SEC.

               Incorporation of Certain Documents by Reference

     The SEC allows us to "incorporate by reference" information filed with it by Pooled Auto Securities Shelf LLC on behalf of a trust, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus. Information that we file later with the SEC will automatically update the information in this prospectus. In all cases, you should rely on the later information over different information included in this prospectus or the related prospectus supplement. We will incorporate by reference any future annual, monthly or special SEC reports and proxy materials filed by or on behalf of a trust until we terminate our offering of the securities by that trust.

Copies of the Documents

     You may receive a free copy of any or all of the documents incorporated by reference into this prospectus or the accompanying prospectus supplement if:

     o    you received this prospectus and the prospectus supplement; and

     o you request such copies from Pooled Auto Securities Shelf LLC, One Wachovia Center, 301 South College Street, Suite E, Charlotte, North Carolina 28288-5578; telephone: (704) 383-4628.

This offer only includes the exhibits to such documents if such exhibits are specifically incorporated by reference in such documents. You may also read and copy these materials at the public reference facilities of the SEC in Washington, D.C. referred to above.

                                    Summary

     The following summary is a short description of the main structural features that a trust's securities may have. For that reason, this summary does not contain all of the information that may be important to you or that describes all of the terms of a security. To fully understand the terms of a trust's securities, you will need to read both this prospectus and the related prospectus supplement in their entirety.

The Trusts

A separate trust will be formed to issue each series of securities. If the trust issues notes or notes and certificates, it will be formed by a trust agreement between the depositor and the trustee of the trust. If the trust issues only certificates, it will be formed by a pooling and servicing agreement among the seller, the servicer, the depositor and the trustee of the trust.

Depositor

Pooled Auto Securities Shelf LLC.

Seller

The prospectus supplement will name the seller for the trust.

Master Servicer/Servicer

The prospectus supplement will name the master servicer or the servicer for the trust that will be responsible for servicing the receivables.

Trustee

The prospectus supplement will name the trustee for the trust.

Indenture Trustee

If a trust issues notes, the prospectus supplement will name the indenture trustee.

Securities

A trust's securities may include one or more classes of notes and/or certificates. You will find the following information about each class of securities in the prospectus supplement:

o    its principal amount;

o    its interest rate, which may be fixed or variable or a combination;

o the timing, amount and priority or subordination of payments of principal and interest;

o    the method for calculating the amount of principal and interest payments;

o    its final scheduled distribution date;

o whether and when it may be redeemed prior to its final scheduled distribution date; and

o how losses on the receivables are allocated among the classes of securities.

Some classes of securities may be entitled to:

o principal payments with disproportionate, nominal or no interest payments; or

o interest payments with disproportionate, nominal or no principal payments.

The prospectus supplement will identify any class of securities of a series that is not being offered to the public.

Generally, you may purchase the securities only in book-entry form and will not receive your securities in definitive form. You may purchase securities in the denominations set forth in the prospectus supplement. The record date for a distribution date will be the business day immediately preceding the distribution date or, if definitive securities are issued, the last day of the preceding calendar month.

The Receivables and Other Trust Property

The Receivables

The receivables of each trust will consist of a pool of motor vehicle installment loans or installment sale contracts originated, either (1) via direct channels or (2) indirectly by motor vehicle dealers or lenders, and purchased, directly or indirectly, by a purchaser of acquired assets with dealers or lenders and sold to the depositor. The receivables will be secured by new or used automobiles, minivans, sport utility vehicles, light-duty trucks, motorcycles or commercial vehicles and other property, including:

o the right to receive payments made on the receivables after the cutoff date specified in the related prospectus supplement;

o    security interests in the vehicles financed by the receivables; and

o    any proceeds from claims on certain related insurance policies.

You will find a description of the characteristics of each trust's receivables in the related prospectus supplement.

For a more detailed description of the receivables, including the criteria they must meet in order to be included in a trust, and the other property supporting the related securities, see "The Receivables Pools".

Other Property of the Trust

In addition to the receivables, each trust will own amounts on deposit in various trust accounts, which may include:

o    an account into which collections are deposited;

o    an account to fund post-closing purchases of additional receivables; or

o    a reserve fund or other account providing credit enhancement.

Purchase of Receivables After the Closing Date

If a trust has not purchased all of its receivables at the time you purchase your securities, it will purchase the remainder of its receivables from the seller over a funding period specified in the related prospectus supplement. A funding period will not exceed one year from the applicable closing date. During a funding period, the trust will purchase receivables using amounts deposited on the closing date into the pre-funding account which will be an account of the trust established with the related trustee. The other terms, conditions and limitations of the purchase of receivables during any funding period will be specified in the related prospectus supplement.

Credit or Cash Flow Enhancement

The prospectus supplement will specify the credit or cash flow enhancement, if any, for each trust. Credit or cash flow enhancement may consist of one or more of the following:

o    subordination of one or more classes of securities;

o    a reserve fund;

o overcollateralization (i.e., the amount by which the principal amount of the receivables exceeds the principal amount of all of the trust's securities);

o excess interest collections (i.e., the excess of anticipated interest collections on the receivables over servicing fees, interest on the trust's securities and any amounts required to be deposited in any reserve fund);

o    a letter of credit or other credit facility;

o    a surety bond or insurance policy;

o    liquidity arrangements;

o swaps (including currency swaps) and other derivative instruments and interest rate protection agreements;

o    repurchase or put obligations;

o    yield supplement agreements;

o    guaranteed investment contracts;

o    guaranteed rate agreements; or

o    other agreements with respect to third party payments or other support.

Limitations or exclusions from coverage could apply to any form of credit or cash flow enhancement. The prospectus supplement will describe the credit or cash flow enhancement and related limitations and exclusions applicable for securities issued by a trust. Enhancements cannot guarantee that losses will not be incurred on the securities.

Reserve Fund

If there is a reserve fund, the seller will initially deposit in it cash or securities having a value equal to the amount specified in the prospectus supplement.

Amounts on deposit in a reserve fund will be available to cover shortfalls in the payments on the securities as described in the prospectus supplement. The prospectus supplement may also specify (1) a minimum balance to be maintained in the reserve fund and what funds are available for deposit to reinstate that balance and (2) when and to whom any amount will be distributed if the balance exceeds this minimum amount.

For more information about credit enhancement, see "Description of the Receivables Transfer and Servicing Agreements--Credit and Cash Flow Enhancement".

Optional Redemption

Except as otherwise specified in the prospectus supplement, the servicer will have the option to purchase the receivables of the related trust on any distribution date following the last day of a monthly collection period as of which the aggregate principal balance of the receivables sold to the trust has declined to 10% or less of their initial amount. Upon such a purchase, the securities of the trust will be prepaid in full.

Transfer and Servicing of the Receivables

With respect to each trust, a seller will sell the related receivables to the depositor under a receivables purchase agreement, which, in turn, will transfer the receivables to the trust under a sale and servicing agreement or a pooling and servicing agreement. The servicer will agree with the trust to be responsible for servicing, managing, maintaining custody of and making collections on the receivables.

For more information about the sale and servicing of the receivables, see "Description of the Receivables Transfer and Servicing Agreements--Sale and Assignment of Receivables".

Servicing Fees

Each trust will pay the related servicer a servicing fee based on the aggregate principal balance of the receivables. The amount of the servicing fee will be specified in the prospectus supplement. The servicer may also be entitled to retain as supplemental servicing compensation fees and charges paid by obligors and net investment income from reinvestment of collections on the receivables.

Optional Servicer Advances of Late Interest Payments

Unless otherwise specified in the related prospectus supplement, when interest collections received on the receivables are less than the scheduled interest collections in a monthly collection period, the servicer will advance to the trust that portion of the shortfalls that the servicer, in its sole discretion, expects to be paid in the future by the related obligors.

The servicer will be entitled to reimbursement from other collections of the trust for advances that are not repaid out of collections of the related interest payments.

Repurchase May Be Required in Certain Circumstances

If so provided in the prospectus supplement, the seller will be obligated to repurchase any receivable transferred to the trust, if:

o one of the seller's representations or warranties is breached with respect to that receivable;

o    the receivable is materially and adversely affected by the breach; and

o the breach has not been cured following the discovery by or notice to the seller and the depositor of the breach.

If so provided in the prospectus supplement, the seller will be permitted, in a circumstance where it would otherwise be required to repurchase a receivable as described in the preceding paragraph, to instead substitute a comparable receivable for the receivable required to be repurchased.

In the course of its normal servicing procedures, the servicer may defer or modify the payment schedule of a receivable. Some of these arrangements may obligate the servicer to repurchase the receivable.

For a discussion of the representations and warranties given by the seller and the servicer and their related repurchase obligations, see "Description of the Receivables Transfer and

Servicing Agreements--Sale and Assignment of Receivables" and "--Servicing Procedures".

Investment in the Securities

There are material risks associated with an investment in the securities.

For a discussion of the risk factors which should be considered in deciding whether to purchase any of the securities, see "Risk Factors" in the prospectus and in the related prospectus supplement.

Tax Status

     Trusts Other Than Grantor Trusts

Unless the prospectus supplement specifies that the related trust will be treated as a grantor trust, it is the opinion of Sidley Austin Brown & Wood LLP, as federal tax counsel to the trust, that for federal income tax purposes:

o The notes will be characterized as debt unless otherwise stated in the prospectus supplement.

o The trust will not be characterized as an association, or a publicly traded partnership, taxable as a corporation.

The Depositor will agree, and the noteholders will agree by their purchase of notes, to treat the notes as debt for federal income tax purposes.

     Grantor Trusts

If the prospectus supplement specifies that the related trust will be treated as a grantor trust, it is the opinion of Sidley Austin Brown & Wood LLP, as federal tax counsel to the trust, that for federal income tax purposes:

o The trust will be characterized as a grantor trust under Subpart E, Part 1 of Subchapter J of the Internal Revenue Code and not as an association, or publicly traded partnership, taxable as a corporation.

o Each grantor trust certificateholder will be treated as the owner of a pro rata undivided interest in each of the assets included in the trust. Each grantor trust certificateholder will be required to report on its federal income tax return in accordance with the grantor trust certificateholder's method of accounting its pro rata share of the entire income from the receivables in the trust, including interest, original interest discount, if any, prepayment fees, assumption fees, any gain, if any, recognized upon an assumption and late payment charges received by the servicer.

For additional information concerning the application of federal income tax laws to the securities, see "Material Federal Income Tax Consequences".

ERISA Considerations

     Notes

The Notes will generally be eligible for purchase by or with plan assets of employee benefit and other plans that are subject to ERISA or to Section 4975 of the Internal Revenue Code.

     Grantor Trust Certificates

Certificates issued by a grantor trust that are rated BBB- (or its equivalent) or better will generally be eligible for purchase by or with plan assets of employee benefit and other plans.

     Other Certificates

Certificates issued by a grantor trust that are not rated BBB- (or its equivalent) or better and certificates issued by owner trusts generally will not be eligible for purchase by or with plan assets of employee benefit and other plans.

If you are investing assets of an employee benefit plan or other plan subject to ERISA or Section 4975 of the Internal Revenue Code, you should review the matters discussed under "ERISA Considerations" before investing in the securities.

                                 Risk Factors

     You should consider the following risk factors in deciding whether to purchase any of the securities. The risk factors stated here and in the prospectus supplement describe the principal risk factors of an investment in the securities.



You may have difficulty selling your
securities or obtaining your desired
price..............................     There may be no secondary market for the securities.  Underwriters may participate in making a secondary market in the securities, but are under no obligation to do so.  We cannot assure you that a secondary market will develop.  In addition, there have been times in the past where there have been very few buyers of asset backed securities and thus there has been a lack of liquidity.  There may be a similar lack of liquidity in the future.
                                        As a result, you may not be able to sell your securities when you want to do so, or you may not be able to obtain the price that you wish to receive.
The securities are not suitable
investments for all investors......     The securities are not a suitable investment for any investor that requires a regular or predictable schedule of payments or payment on specific dates.
                                        The securities are complex investments that should be considered only by sophisticated investors.  We suggest that only investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment and default risks, the tax consequences of an investment and the interaction of these factors should consider investing in the securities.
Interests of other persons in the
receivables could reduce the funds
available to make payments on your
securities.........................     Financing statements under the Uniform Commercial Code will be filed reflecting the sale of the receivables by the seller to the depositor and by the depositor to the trust.  Unless otherwise provided in the related prospectus supplement, the seller will mark its computer systems, and each of the seller and the depositor will mark its accounting records, to reflect its sale of the receivables.  However, unless otherwise provided in the related prospectus supplement, the servicer will maintain possession of the receivables and will not segregate or mark the receivables as belonging to the trust.  Additionally, another person could acquire an interest in a receivable that is superior to the trust's interest by obtaining physical possession of that receivable without knowledge of the assignment of the receivable to the trust.  If another person acquires an interest in a receivable that is superior to the trust's interest, some or all of the collections on that receivable may not be available to make payment on your securities.

                                        Additionally, if another person acquires an interest in a vehicle financed by a receivable that is superior to the trust's security interest in the vehicle, some or all of the proceeds from the sale of the vehicle may not be available to make payments on the securities.

                                        The trust's security interest in the financed vehicles could be impaired for one or more of the following reasons:

                                        o  the seller or the depositor might fail to perfect its security interest in a financed vehicle;


                                                          8




                                        o  another person may acquire an interest in a financed vehicle that is superior to the trust's security interest through fraud, forgery, negligence or error because the servicer will not amend the certificate of title or ownership to identify the trust as the new secured party;

                                        o  the trust may not have a security interest in the financed vehicles in certain states because the certificates of title to the financed vehicles will not be amended to reflect assignment of the security interest to the trust;

                                        o  holders of some types of liens, such as tax liens or mechanics' liens, may have priority over the trust's security interest; and

                                        o  the trust may lose its security interest in vehicles confiscated by the government.

                                        The seller will be obligated to repurchase from the trust any receivable sold to the trust as to which a perfected security interest in the name of the related seller in the vehicle securing the receivable did not exist as of the date such receivable was transferred to the trust. However, the seller will not be required to repurchase a receivable if a perfected security interest in the name of the seller in the vehicle securing a receivable has not been perfected in the trust or if the security interest in a related vehicle or the receivable becomes impaired after the receivable is sold to the trust. If a trust does not have a perfected security interest in a vehicle, its ability to realize on the vehicle following an event of a default under the related receivable may be adversely affected and some or all of the collections on that vehicle may not be available to make payment on your securities.

Consumer protection laws may reduce
payments on your securities........     Federal and state consumer protection laws impose requirements upon creditors in connection with extensions of credit and collections on retail installment loans and installment sale contracts. Some of these laws make an assignee of the loan or contract, such as a trust, liable to the obligor for any violation by the lender. Any liabilities of the trust under these laws could reduce the funds that the trust would otherwise have to make payments on your securities.

Only the assets of the trust are
available to pay your securities...     The securities represent interests solely in a trust or indebtedness of a trust and will not be insured or guaranteed by the depositor, the seller, any of their respective affiliates or, unless otherwise specified in the prospectus supplement, any other person or entity other than the trust. The only source of payment on your securities will be payments received on the receivables and, if and to the extent available, any credit or cash flow enhancement for the trust. Therefore, you must rely solely on the assets of the trust for repayment of your securities. If these assets are insufficient, you may suffer losses on your securities.

Amounts on deposit in any
reserve fund will be limited and
subject to depletion...............     The amount required to be on deposit in any reserve fund will be limited. If the amounts in the reserve fund are depleted as amounts are paid out to cover shortfalls in distributions of principal and interest on the securities, the trust will depend solely on collections on the receivables, including amounts


                                                          9




                                        recovered in connection with the repossession and sale of financed vehicles that secure defaulted receivables, and any other credit or cash flow enhancement to make payments on your securities. In addition, the minimum required balance in the reserve fund may decrease as the outstanding principal balance of the receivables decreases.

Any credit support provided by
financial instruments may be
insufficient to protect you against
losses.............................     Credit support for the securities may be provided through the use of financial instruments like swaps, interest rate caps, other interest rate protection agreements, letters of credit, credit or liquidity facilities, surety bonds, insurance policies regarding payment of the securities, guaranteed investment contracts, repurchase agreements, yield supplement agreements or other agreements with respect to third party payments. These types of credit support are limited by the credit of the provider of the related financial instrument and by its ability to make payments as and when required by the terms of the financial instrument. Any failure of the credit support provider to meet its obligations under the financial instrument could result in losses on the related securities. The terms of any financial instrument providing credit support for the securities may also impose limitations or conditions on when or in what circumstances it may be drawn
                                        on. Any form of credit support may apply only to certain classes of securities, may be limited in dollar amount, may be accessible only under some circumstances and may not provide protection against all risks of loss.
                                        The related prospectus supplement will describe the provider of any financial instrument supporting the securities and any conditions, limitations or risks material to the securityholders.

You may suffer losses upon a
liquidation of the receivables if the
proceeds of the liquidation are less
than the amounts due on the
outstanding securities.............     Under certain circumstances described in this prospectus and in the related prospectus supplement, the receivables of a trust may be sold after the occurrence of an event of default under the related indenture. The related securityholders will suffer losses if the trust sells the receivables for less than the total amount due on its securities. We cannot assure you that sufficient funds would be available to repay those securityholders in full.

Subordination of certain securities
may reduce payments to those
securities.........................     To the extent specified in the related prospectus supplement, the rights of the holders of any class of securities to receive payments of interest and principal may be subordinated to one or more other classes of securities.
                                        Subordination may take one or more of the following forms:

                                        o  interest payments on any distribution date on which interest is due may first be allocated to the more senior classes;

                                        o  principal payments on the subordinated classes might not begin until principal of the more senior classes is repaid in full;


                                                          10




                                        o  principal payments on the more senior classes may be made on a distribution date before interest payments on the subordinated classes are made; and

                                        o  if the trustee sells the receivables, the net proceeds of that sale may be allocated first to pay principal and interest on the more senior classes.

                                        The timing and priority of payment, seniority, allocations of losses and method of determining payments on the respective classes of securities of any trust will be described in the related prospectus supplement.

Prepayments on the receivables
may adversely affect the average
life of and rate of return on your
securities.........................     You may not be able to reinvest the principal repaid to you at a rate of return that is equal to or greater than the rate of return on your securities. Faster than expected prepayments on the receivables may cause the trust to make payments on its securities earlier than expected. We cannot predict the effect of prepayments on the average life of your securities.

                                        All receivables, by their terms, may be prepaid at any time. Prepayments include:

                                        o  prepayments in whole or in part by the obligor;

                                        o  liquidations due to default;

                                        o  partial payments with proceeds from amounts received as a result of rebates of extended warranty protection plan costs, insurance premiums and physical damage, theft, credit life and disability insurance policies;

                                        o  required purchases of receivables by the servicer or repurchases of receivables by the seller for specified breaches of their representations, warranties or covenants; and

                                        o  an optional repurchase of a trust's receivables by the servicer when their aggregate principal balance is 10% or less of the initial aggregate principal balance, or under such other circumstances as may be specified in the related prospectus supplement.

                                        A variety of economic, social and other factors will influence the rate of optional prepayments on the receivables and defaults.

                                        As a result of prepayments, the final payment of each class of securities is expected to occur prior to the final scheduled distribution date specified in the related prospectus supplement. If sufficient funds are not available to pay any class of notes in full on its final scheduled distribution date, an event of default will occur and final payment of that class of notes may occur later than scheduled.

                                        For more information regarding the timing of repayments of the securities, see "Maturity and Prepayment Considerations" in this prospectus.


                                                         11




You may suffer a loss on your
securities because the servicer may
commingle collections on the
receivables with its own funds.....     Unless otherwise specified in the related prospectus supplement, each servicer which satisfies certain requirements will be permitted to hold with its own funds collections it receives from obligors on the receivables and the purchase price of receivables required to be repurchased from the trust until the day prior to the date on which the related distributions are made on the securities. During this time, the servicer may invest those amounts at its own risk and for its own benefit and need not segregate them from its own funds. If the servicer is unable to pay these amounts to the trust on the distribution date, you might incur a loss on your securities.

                                        For more information about the servicer's obligations regarding payments on the receivables, see "Description of the Receivables Transfer and Servicing
                                        Agreements--Collections".

The senior class of securities
controls removal of the servicer
upon a default on its servicing
obligations........................     Generally, unless otherwise specified in the related prospectus supplement, the holders of a majority of a trust's senior class of securities, or the applicable trustee acting on their behalf, can remove the related servicer if the servicer--

                                        o  does not deliver to the applicable trustee the available funds for application to a required payment after a grace period after notice or discovery,

                                        o  defaults on a servicing obligation which materially and adversely affects the trust after a grace period after notice or

                                        o  initiates or becomes the subject of certain insolvency proceedings.

                                        Those holders may also waive a default by the servicer. The holders of any subordinate class of securities may not have any rights to participate in such determinations for so long as any of the more senior classes are outstanding, and the subordinate classes of securities may be adversely affected by determinations made by the more senior classes.

                                        See "Description of the Receivables Transfer and Servicing Agreements--Events
                                        of Servicing Termination".

Geographic concentration of a
trust's receivables may adversely
affect your securities.............     Adverse economic conditions or other factors particularly affecting any state or region where there is a high concentration of a trust's receivables could adversely affect the securities of that trust. We are unable to forecast, with respect to any state or region, whether these conditions may occur, or to what extent these conditions may affect receivables or the repayment of your securities. The location of a trust's receivables by state, based upon obligors' addresses at the time the receivables were originated, will be set out in the related prospectus supplement.


                                                         12




Ratings of the securities are limited
and may be reduced or withdrawn....     At the initial issuance of the securities of a trust, at least one nationally recognized statistical rating organization will rate the offered securities in one of the four highest rating categories or in the categories otherwise specified in the related prospectus supplement. A rating is not a recommendation to purchase, hold or sell securities, and it does not comment as to market price or suitability for a particular investor. The ratings of the offered securities address the likelihood of the payment of principal and interest on the securities according to their terms. We cannot assure you that a rating will remain for any given period of time or that a rating agency will not lower or withdraw its rating if, in its judgment, circumstances in the future so warrant. A reduction or withdrawal of an offered security's rating would adversely affect its value.

Terrorist attacks and conflicts
involving the United States
military could result in delays in
payment or losses on your
securities.........................     Any effect that the terrorist attacks on the World Trade Center and on the
                                        Pentagon in the United States on September 11, 2001, the conflict in and occupation of Iraq and tensions in other regions of the world may have on the performance of the receivables is unclear, but there could be an adverse effect on general economic conditions, consumer confidence and general market liquidity. Investors should consider the possible effects on delinquency, default and prepayment experience of the receivables. In particular, under the Servicemembers Civil Relief Act, members of the military on active duty, including reservists, who have entered into an obligation, such as a retail installment sale contract or installment loan for the purchase of a vehicle, before entering into military service may be entitled to reductions in interest rates to 6% and a stay of foreclosure and similar actions. In addition, pursuant to the laws of various states, under certain circumstances residents thereof called into active duty with the National Guard or the reserves can apply to a court to delay payments on retail installment sale contracts or installment loans such as the receivables. No information can be provided as to the number of receivables that may be affected. If an obligor's obligation to repay a receivable is reduced, adjusted or extended, the servicer will not be required to advance such amounts. Any resulting shortfalls in interest or principal will reduce the amount available for distribution on the securities.

The securities will not be listed on
an exchange and this may make it
difficult for you to sell your
securities or to obtain your desired
price..............................     The trust will not apply to list the securities on an exchange or quote them in the automated quotation system of a registered securities association.
                                        The liquidity of the securities will therefore likely be less than what it would be in the event that they were so listed or quoted, and there may be no secondary market for the securities.  As a result, you may not be able to sell your securities when you want to do so, or you may not be able to obtain the price that you wish to receive.

                                        See "Risk Factors--You may have difficulty selling your securities or obtaining your desired price" in this prospectus.

Capitalized terms used in this prospectus are defined in the Glossary beginning on page 69.

                                                      The Trusts

     The Depositor will establish a separate trust as either a Delaware statutory trust or a common law trust to issue each series of notes and/or certificates. Each trust will be established for the transactions described in this prospectus and in the related prospectus supplement. If a trust is a grantor trust for federal income tax purposes, the related prospectus supplement will so state.

     The terms of each series of notes or certificates issued by each trust and additional information concerning the assets of each trust and any applicable credit or cash flow enhancement will be set forth in a prospectus supplement.

The Receivables

     The property of each trust will consist of a pool of motor vehicle installment loans or installment sale contracts secured by security interests in Financed Vehicles consisting of new and used automobiles, minivans, sport utility vehicles, light-duty trucks, motorcycles or commercial vehicles financed by those contracts, and the receivables with respect thereto and all payments due thereunder on and after the applicable Cutoff Date set forth in the related prospectus supplement in the case of Precomputed Receivables, and, except as otherwise set forth in the related prospectus supplement, all payments received thereunder after the applicable Cutoff Date in the case of Simple Interest Receivables. The receivables were or will be (i) originated, either via direct channels or indirectly by dealers or lenders, (ii) purchased by the related seller, directly or indirectly, pursuant to agreements with dealers or lenders and (iii) sold to the Depositor. The receivables will be serviced by the servicer specified in the related prospectus supplement. On or prior to the Closing Date for a trust, the seller will sell the receivables to the Depositor and the Depositor, in turn, will sell the receivables to the trust. To the extent provided in the prospectus supplement, the seller will convey additional receivables known as Subsequent Receivables to the trust as frequently as daily during the Funding Period specified in the prospectus supplement. A trust will purchase any Subsequent Receivables with amounts deposited in a pre-funding account. Up to 50% of the net proceeds from the sale of the securities issued by a trust may be deposited into a pre-funding account for the purchase of Subsequent Receivables. With respect to any trust that is to be treated as a grantor trust for federal income tax purposes, the Funding Period, if any, will not exceed the period of 90 days from and after the Closing Date and, with respect to any other trust, will not exceed the period of one year from and after the Closing Date.

     The property of each trust will also include:

     o    security interests in the Financed Vehicles;

     o the rights to proceeds, if any, from claims on certain theft, physical damage, credit life or credit disability insurance policies, if any, covering the Financed Vehicles or the obligors;

     o the seller's and Depositor's rights to certain documents and instruments relating to the receivables;

     o amounts as from time to time may be held in one or more accounts maintained for the trust;

     o any credit or cash flow enhancement specified in the prospectus supplement;

     o certain payments and proceeds with respect to the receivables held by the servicer;

     o certain rebates of premiums and other amounts relating to certain insurance policies and other items financed under the receivables; and

     o    any and all proceeds of the above items.

     If the trust issues notes, the trust's rights and benefits with respect to the property of the trust will be assigned to the indenture trustee for the benefit of the noteholders.

     In the alternative, the property of each trust may consist of a pool of notes secured by receivables and the related Financed Vehicles and all proceeds generated by the receivables and Financed Vehicles. If the property of a trust includes secured notes, we will provide more specific information about the origination and servicing of the secured notes and the consequences of including secured notes in a trust in the related prospectus supplement.

The Seller and the Servicer

     Certain information concerning the related seller's experience with respect to its portfolio of receivables, including previously sold receivables which the seller continues to service, will be set forth in each prospectus supplement. We cannot assure you that the delinquency, repossession and net loss experience on any pool of receivables transferred to a trust will be comparable to that information.

     A master servicer specified in the related prospectus supplement will be responsible for servicing, or will service, the receivables held by each trust and will receive fees for its services. References to "servicer" in this prospectus may also mean a master servicer, a servicer or a subservicer, as the case may be. To facilitate the servicing of the receivables, each trustee will authorize the applicable servicer to retain physical possession of the receivables held by each trust and other documents relating thereto as custodian for each trust. Due to administrative burden and expense, the certificates of title or UCC financing statements, as applicable, to the Financed Vehicles will not be amended to reflect the sale and assignment of the security interest in the Financed Vehicles to each trust. See "Risk Factors--Interests of other persons in the receivables could reduce the funds available to make payments on your securities" and "Description of the Receivables Transfer and Servicing Agreements--Sale and Assignment of Receivables".

The Trustees

     The trustee for each trust and, if notes are issued, the indenture trustee, will be specified in the related prospectus supplement. The liability of each trustee in connection with the issuance and sale of the securities will be limited solely to the express obligations of the trustee set forth in the applicable trust agreement, pooling and servicing agreement or indenture. Except as otherwise provided in the prospectus supplement, a trustee may resign at any time, in which event the administrator of the trust, in the case of a trust agreement, or the servicer, in case of a pooling and servicing agreement or indenture, will be obligated to appoint a successor trustee. The administrator of each trust may also remove a trustee if:

     o the trustee ceases to be eligible to continue as trustee under the applicable trust agreement, pooling and servicing agreement or indenture or

     o    the trustee becomes insolvent.

     In either of these circumstances, the administrator or servicer must appoint a successor trustee. If a trustee resigns or is removed, the resignation or removal and appointment of a successor trustee will not become effective until the successor trustee accepts its appointment.

     You will find the addresses of the principal offices of the trust and each trustee in the prospectus supplement.

                             The Receivables Pools

The Receivables

     Criteria for Selecting the Receivables. The receivables to be held by each trust have been or will be originated, either via direct channels or indirectly by a dealer or lender and purchased by a seller under an agreement between the related seller and the dealer or lender, as applicable. Each seller with respect to a series of securities will be identified in the related prospectus supplement. Receivables of a seller will be transferred to the Depositor under a receivables purchase agreement for sale by the Depositor to the applicable trust.

     Subsequent Receivables may be originated, either via direct channels or indirectly by dealers or lenders at a later date using credit criteria different from those which were applied to the receivables transferred to a trust on the applicable Closing Date and may be of a different credit quality and seasoning. In addition, following the transfer of Subsequent Receivables to the applicable trust, the characteristics of the entire pool of receivables included in the trust may vary significantly from those of the receivables transferred to the trust on the Closing Date.

     If so specified in the related prospectus supplement, the receivables may include loans made to borrowers whose credit histories show previous financial difficulties or who otherwise have insufficient credit histories to meet the credit standards imposed by most traditional automobile financing sources. Loans made to borrowers of these types are commonly referred to as "sub-prime" or "non-prime" loans.

     The related prospectus supplement will describe the applicable seller's underwriting procedures and guidelines, including the type of information reviewed in respect of each applicant, and the applicable servicer's servicing procedures, including the steps customarily taken in respect of delinquent receivables and the maintenance of physical damage insurance.

     The receivables to be held by each trust will be purchased by the Depositor from a seller in accordance with several criteria, including that each receivable:

     o is secured by a Financed Vehicle that, as of the Cutoff Date, has not been repossessed without reinstatement;

     o    was originated in the United States;

     o    has a fixed or variable interest rate;

     o provides for level monthly payments that fully amortize the amount financed over its original term to maturity or provides for a different type of amortization described in the prospectus supplement; and

     o satisfies the other criteria, if any, set forth in the prospectus supplement.

     Terms of the receivables included in each trust which are material to investors will be described in the related prospectus supplement.

     Simple Interest Receivables. The receivables may provide for the application of payments on the simple interest method that provides for the amortization of the loan over a series of fixed level payment monthly installments. Unlike the monthly installment under an Actuarial Receivable, each monthly installment under a Simple Interest Receivable consists of an amount of interest which is calculated on the basis of the outstanding principal balance multiplied by the stated contract rate and further multiplied by the period elapsed (as a fraction of a calendar year) since the last payment of interest was made. Except as otherwise provided in the related prospectus supplement, as payments are received under a Simple Interest Receivable, the amount received is applied, first, to interest accrued to the date of payment, second, to reduce the unpaid principal balance, and third, to late fees and other fees and charges, if any. Accordingly, if an obligor on a Simple Interest Receivable pays a fixed monthly installment before its scheduled due date:

     o the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled; and

     o the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.

     Conversely, if an obligor pays a fixed monthly installment after its scheduled due date:

     o the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled; and

     o the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

     In either case, the obligor under a Simple Interest Receivable pays fixed monthly installments until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance. If a Simple Interest Receivable is prepaid, the obligor is required to pay interest only to the date of prepayment.

     Precomputed Receivables. Alternatively, the receivables may be Actuarial Receivables that provide for amortization of the loan over a series of fixed level payment monthly installments, each consisting of an amount of interest equal to 1/12 of the stated contract rate of interest of the loan multiplied by the unpaid principal balance of the loan, and an amount of principal equal to the remainder of the monthly payment, or Rule of 78's Receivables that allocate payments according to the "sum of periodic balances" or "sum of monthly payments" method, similar to the "rule of 78's". A Rule of 78's Receivable provides for the payment by the obligor of a specified total amount of payments, payable in equal monthly installments on each due date, which total represents the principal amount financed and add-on interest in an amount calculated at the stated contract rate of interest for the term of the loan. The rate at which the amount of add-on interest is earned and, correspondingly, the amount of each fixed monthly payment allocated to reduction of the outstanding principal are calculated in accordance with the "rule of 78's".

     If the receivables in a pool of receivables included in a trust are neither Simple Interest Receivables nor Precomputed Receivables, the prospectus supplement will describe the method of calculating interest on the receivables.

     Balloon Payment Receivables. The receivables to be held by each trust, wh ether Simple Interest Receivables or Precomputed Receivables, may be Balloon Payment Receivables that provide for the amount financed to amortize over a series of equal monthly installments with a substantially larger final scheduled payment of principal together with one month's interest. The final Balloon Payment is generally set by the related seller for each particular model of vehicle at the time the receivable is originated and is due at the end of the term of the receivable. The net amount actually due from an obligor at the end of term of a balloon payment receivable may be greater or less than the Balloon Payment as a result of:

     o in the case of a Simple Interest Receivable, early or late payments by the obligor during the term of the receivable and the application of day counting conventions; and

     o in the case of a Simple Interest Receivable or an Actuarial Receivable, additional fees and charges that may be owed by the obligor with respect to the contract or the Financed Vehicle, including charges for excess wear and tear and excess mileage on the Financed Vehicle.

     Upon maturity of a Balloon Payment Receivable, the related obligor may satisfy the amount it owes by:

     o paying the remaining principal amount of the receivable, all accrued and unpaid interest, plus any fees, charges and other amounts then owing, during the term of the receivable and the application of day counting conventions;

     o refinancing the net amount then due, which may be greater or less that the Balloon Payment, subject to several conditions; or

     o selling the related Financed Vehicle to the servicer or its assignee for an amount equal to the Balloon Payment, as reduced by charges for excess wear and tear and excess mileage and by a disposition fee payable to the servicer, and paying any excess of the total amount owed under the receivable over the Balloon Payment to the servicer.

     If the obligor sells the Financed Vehicle to the servicer, acting on behalf of the trust, the trust may or may not receive the full amount of the Balloon Payment upon the subsequent sale of the Financed Vehicle. If the full amount owed by an obligor under a Balloon Payment Receivable is not collected, the shortfall will reduce the funds available to make payments on the securities.

     If the receivables in a pool of receivables included in a trust include Balloon Payment Receivables, we will provide more specific information about the origination and servicing of the receivables and the consequences of including the receivables in a trust in the related prospectus supplement.

     We Will Provide More Specific Information About the Receivables in the Prospectus Supplement. Information with respect to each pool of receivables included in a trust will be set forth in the related prospectus supplement, including, to the extent appropriate:

     o the portion of the receivables pool consisting of Precomputed Receivables and of Simple Interest Receivables;

     o the portion of the receivables pool secured by new Financed Vehicles and by used Financed Vehicles;

     o    the aggregate principal balance of all of the related receivables;

     o the average principal balance of the related receivables and the range of principal balances;

     o    the number of receivables in the receivables pool;

     o    the geographic distribution of receivables in the receivables pool;

     o the average original amount financed and the range of original amounts financed;

     o the weighted average contract rate of interest and the range of such rates;

     o    the weighted average original term and the range of original terms;

     o the weighted average remaining term and the range of remaining terms;

     o    the scheduled weighted average life; and

     o    the distribution by stated contract rate of interest.

                    Maturity and Prepayment Considerations

     The weighted average life of the securities of any trust will generally be influenced by the rate at which the principal balances of its receivables are paid, which payment may be in the form of scheduled amortization or prepayments. "Prepayments" for these purposes includes the following circumstances:

     o    prepayments by obligors, who may repay at any time without penalty;

     o the seller may be required to repurchase a receivable sold to the trust if certain breaches of representations and warranties occur and the receivable is materially and adversely affected by the breach;

     o the servicer may be obligated to purchase a receivable from the trust if certain breaches of covenants occur or if the servicer extends or modifies the terms of a receivable beyond the Collection Period preceding the final scheduled Distribution Date for the securities specified in the related prospectus supplement;

     o partial prepayments, including those related to rebates of extended warranty contract costs and insurance premiums;

     o    liquidations of the receivables due to default; and

     o partial prepayments from proceeds from physical damage, credit life and disability insurance policies.

     In light of the above considerations, we cannot assure you as to the amount of principal payments to be made on the securities of a trust on each
 Distribution Date since that amount will depend, in part, on the amount of principal collected on the trust's receivables during the related Collection Period. Any reinvestment risks resulting from a faster or slower incidence of prepayment of receivables will be borne entirely by the securityholders. The related prospectus supplement may set forth certain additional information with respect to the maturity and prepayment considerations applicable to the receivables and the securities of the trust.

     The rate of prepayments on the receivables may be influenced by a variety of economic, social and other factors, including the fact that an obligor may not sell or transfer its Financed Vehicle without the seller's consent. These factors may also include unemployment, servicing decisions, seasoning of receivables, destruction of vehicles by accident, sales of vehicles and market interest rates. A predominant factor affecting the prepayment of a large group of receivables is the difference between the interest rates on the receivables and prevailing market interest rates. If the prevailing market interest rates were to fall significantly below the interest rates borne by the receivables, the rate of prepayment and refinancings would be expected to increase. Conversely, if prevailing market interest rates were to increase significantly above those interest rates, the rate of prepayments and refinancings would be expected to decrease.

     The related prospectus supplement may set forth certain additional information with respect to the maturity and prepayment considerations applicable to the receivables and the securities of the trust.

                     Pool Factors and Trading Information

     The servicer will provide to you in each report which it delivers to y ou a factor which you can use to compute your portion of the principal amount outstanding on the notes or certificates.

 General

     Calculation of the Factor For Your Class of Securities. The servicer will compute a separate factor for each class of notes and certificates issued. The factor for each class of securities will be a seven-digit decimal which the servicer will compute prior to each distribution with respect to the related class of notes or certificates indicating the remaining outstanding principal amount of that class of securities, as of the applicable Distribution Date. The servicer will compute the factor after giving effect to payments to be made on such Distribution Date, as a fraction of the initial outstanding principal amount of the related class of notes or certificates.

     Your Portion of the Outstanding Amount of the Securities. For each security you own, your portion of that class of notes or certificates, as applicable, will be the product of:

     o    the original denomination of your security; and

     o the factor relating to your class of securities computed by the servicer in the manner described above.

The Pool Factors Will Decline as the Trust Makes Payments on the Securities

     The factor for each class of notes and certificates, if any, will initially be 1.0000000. The factors will then decline to reflect reductions, as applicable, in:

     o    the outstanding principal balance of the applicable class of notes;
          or

     o the outstanding principal balance of the applicable class of certificates.

     These amounts will be reduced over time as a result of scheduled payments, prepayments, purchases of the receivables by the seller or the servicer and liquidations of the receivables.

Additional Information

     The noteholders and the certificateholders, as applicable, will receive reports on or about each Distribution Date concerning, with respect to the:

     o related Collection Period, payments received on the receivables, the outstanding principal balance of the related pool of receivables, factors for each class of notes and certificates described above, as applicable, and various other items of information; and

     o preceding Distribution Date, as applicable, amounts allocated or distributed on the preceding Distribution Date and any reconciliation of those amounts with information provided by the servicer.

     In addition, securityholders of record during any calendar year will be furnished information for tax reporting purposes not later than the latest date permitted by law. See "Certain Information Regarding the Securities--Reports to Securityholders".

                                Use of Proceeds

     Unless the related prospectus supplement provides for other applications, the net proceeds from the sale of the securities of a trust will be applied by the trust:

     o    to the purchase of the receivables from the Depositor;

     o if the trust has a pre-funding account, to make the deposit into that account;

     o if the trust has a yield supplement account, to make the deposit into that account;

     o if the trust has a reserve fund, to make the initial deposit into that account; and

     o    for any other purposes specified in the prospectus supplement.

     The Depositor will use that portion of the net proceeds paid to it with respect to any trust to purchase receivables from the related seller and to pay for certain expenses incurred in connection with the purchase of the receivables and sale of the securities. The trust may also issue certain classes of securities to the seller in partial payment for the receivables.

                                 The Depositor

     The depositor was formed in the State of Delaware on April 14, 2000 as a limited liability company. The sole equity member of the Depositor is Wachovia PASS Co., LLC., a wholly owned subsidiary of Wachovia Bank, National Association. The Depositor maintains its principal executive offices at One Wachovia Center, 301 South College Street, Suite E, Charlotte, North Carolina 28288-5578. Its telephone number is (704) 383-4628.

     The Depositor with respect to each series of securities will be the Depositor. The Depositor anticipates that, as depositor, it will acquire receivables to be included in each trust from the related seller in the open market or in privately negotiated transactions. The Depositor will not retain any interest in the Financed Vehicles and will have no ongoing servicing obligations or responsibilities with respect to any Financed Vehicle and no administrative obligations with respect to any trust.

     The Depositor was organized for, among other things, the purposes of establishing trusts, selling beneficial interests therein and acquiring and selling assets to such trusts. Neither the Depositor, its parent nor any of the Depositor's affiliates will insure or guarantee the receivables or the securities of any series.

     The Depositor does not have, is not required to have, and is not expected in the future to have, any significant assets. The Depositor is not a party to any legal proceeding that could reasonably be expected to have a material impact on the trust or the interests of the securityholders.

                              Principal Documents

     In general, the operations of a trust will be governed by the following documents:


              Document                           Parties                             Primary Purposes
-----------------------------------  -------------------------------   --------------------------------------------
Trust agreement................         Trustee and the Depositor          Creates the trust

                                                                           Provides for issuance of certificates,
                                                                           if any, and payments to
                                                                           certificateholders, if any

                                                                           Establishes rights and duties of the
                                                                           trustee

                                                                           Establishes rights of
                                                                           certificateholders, if any

Indenture......................         Trust, as issuer of the notes,     Provides for issuance of the notes,
                                        and indenture trustee              the terms of the notes and payments
                                                                           to noteholders

                                                                           Establishes rights and duties of the
                                                                           indenture trustee

                                                                           Establishes rights of noteholders

Sale and servicing agreement...         The seller, the servicer and       Effects sale of receivables to the
                                        the trust as purchaser             trust

                                                                           Contains representations and
                                                                           warranties of the seller concerning
                                                                           the receivables

                                                                           Contains servicing obligations of
                                                                           the servicer

                                                                           Provides for compensation to the
                                                                           servicer

                                                                           Directs how cash flow will be
                                                                           applied to expenses of the trust and
                                                                           payments on its securities

If the trust is grantor trust:


            Document                               Parties                           Primary Purposes
-----------------------------------   --------------------------------   -----------------------------------------
Pooling and servicing agreement         Trustee, the seller and the        Creates the trust
..............................           servicer
                                                                           Effects sale of receivables to the
                                                                           trust

                                                                           Contains representations and
                                                                           warranties of the seller concerning
                                                                           the receivables

                                                                           Contains servicing obligations of the
                                                                           servicer

                                                                           Provides for compensation to the
                                                                           servicer

                                                                           Provides for issuance of certificates
                                                                           and payments to certificateholders

                                                                           Directs how cash flow will be
                                                                           applied to expenses of the trust and
                                                                           payments to certificateholders

                                                                           Establishes rights and duties of the
                                                                           trustee

                                                                           Establishes rights of
                                                                           certificateholders


     The material terms of these documents are described throughout this prospectus and in the related prospectus supplement. Each prospectus supplement for a series will describe any material provisions of these documents as used in the related series that differ in a material way from the provisions described in this prospectus.

     A form of each of these principal documents has been filed as an exhibit to the registration statement of which this prospectus forms a part. The summaries of the principal documents in this prospectus do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all the provisions of those principal documents.

                 Certain Information Regarding the Securities

General

     The prospectus supplement will describe:

     o the timing, amount and priority of payments of principal and interest on each class of the securities;

     o their interest rates or the formula for determining their interest rates;

     o    the method of determining the amount of their principal payments;

     o the priority of the application of the trust's available funds to its expenses and payments on its securities; and

     o the allocation of losses on the receivables among the classes of securities.

     The rights of any class of securities to receive payments may be senior or subordinate to other classes of securities. A security may be entitled to:

     o principal payments with disproportionate, nominal or no interest payments;

     o interest payments with disproportionate, nominal or no principal payments; or

     o    residual cash flow remaining after all other classes have been paid.

     Each class of securities entitled to receive interest payments may bear interest at a fixed rate of interest or a floating rate of interest as more fully described in this prospectus and in the related prospectus supplement. If a class of securities is redeemable, the prospectus supplement will describe when they may be redeemed and at what price. The aggregate initial principal amount of the securities issued by a trust may be greater than, equal to or less than the aggregate initial principal amount of the receivables held by that trust.

     Payments of principal and interest on any class of securities will be made on a pro rata basis among all the securityholders of each class. If the amount of funds available to make a payment on a class is less than the required payment, the holders of the securities of that class will receive their pro rata share of the amount available for the class. A series may provide for a liquidity facility or similar arrangement that permits one or more classes of securities to be paid in planned amounts on specified Distribution Dates.

Fixed Rate Securities

     Each class of fixed rate securities will bear interest at the applicable per annum interest rate or pass-through rate, as the case may be, specified in the related prospectus supplement. Interest on each class of fixed rate securities may be computed on the basis of a 360-day year of twelve 30-day months or on such other day count basis as is specified in the related prospectus supplement.

Floating Rate Securities

     Each class of floating rate securities will bear interest for each applicable interest accrual period described in the prospectus supplement at a rate determined by reference to a base rate of interest, plus or minus the number of basis points specified in the prospectus supplement, if any, or multiplied by the percentage specified in the prospectus supplement, if any, or as otherwise specified in the related prospectus supplement.

     The base rate of interest for any floating rate securities will be based on a London interbank offered rate, commercial paper rates, Federal funds rates, United States government treasury securities rates, negotiable certificates of deposit rates or another rate or rates set forth in the related prospectus supplement.

     A class of floating rate securities may also have either or both of the following (in each case expressed as a rate per annum):

     o a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest accrual period; provided, that the interest rate applicable to any class of floating rate securities will in no event be higher than the maximum rate permitted by applicable law; and

     o a minimum limitation, or floor, on the rate at which interest may accrue during any interest accrual period.

     Each trust issuing floating rate securities may appoint a calculation agent to calculate interest rates on each class of its floating rate securities. The prospectus supplement will identify the calculation agent, if any, for each class of floating rate securities, which may be either the trustee or indenture trustee with respect to the trust. All determinations of interest by a calculation agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of the floating rate securities. All percentages resulting from any calculation of the rate of interest on a floating rate security will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward.

Book-Entry Registration

     The Trusts May Use Book-Entry Registration Instead of Issuing Definitive Securities. Except for the securities, if any, of a trust retained by the seller, each class of securities offered through this prospectus and the r elated prospectus supplement may initially be represented by one or more certificates registered in the name of Cede & Co., DTC's nominee, except as set forth below. The securities will be available for purchase in the denominations specified in the related prospectus supplement and may be available for purchase in book-entry form only. Accordingly, the nominee is expected to be the holder of record of any class of securities issued in book-entry form. If a class of securities is issued in book-entry form, unless and until Definitive Securities are issued under the limited circumstances described in this prospectus or in the related prospectus supplement, you, as an owner of securities will not be entitled to receive a physical certificate representing your interest in the securities of that class. Beneficial owners will not be recognized by the indenture trustee as "holders", as such term will be used in the indenture. Beneficial owners will only be permitted to exercise the rights of holders indirectly through DTC and its participants, as further described below.

     If a class of securities is issued in book-entry form, all references in this prospectus and in the related prospectus supplement to actions by holders of that class of securities refer to actions taken by DTC upon instructions from its participating organizations and all references in this prospectus and in the related prospectus supplement to distributions, notices, reports and statements to securityholders refer to distributions, notices, reports and statements to DTC or its nominee, as the case may be, as the registered holder of the related securities for distribution to the related securityholders in accordance with DTC's procedures with respect thereto. The rules applicable to DTC and its participants are on file with the SEC.

     The prospectus supplement will specify whether the holders of the notes or certificates of the trust may hold their respective securities as book-entry securities.

     To facilitate subsequent transfers, all senior securities deposited by participants with DTC will be registered in the name of Cede & Co., as nominee of DTC. The deposit of senior securities with DTC and their registration in the name of Cede & Co. will not change beneficial ownership. DTC will have no knowledge of the actual beneficial owners and its records will reflect only the identity of the participants to whose accounts such senior securities are credited, which may or may not be the ultimate owners. Participants and indirect participants will remain responsible for keeping account of their holdings on behalf of their customers.

     Conveyance of notices and other communications by DTC to participants, by participants to indirect participants and by participants and indirect participants to owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     You may hold your securities through DTC in the United States, Clearstream or the Euroclear System in Europe or in any manner described in the related prospectus supplement. The global securities will be tradable as home market instruments in both the European and United States domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

     Initial Settlement of the Global Securities. All global securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the global securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. As a result, Clearstream and Euroclear will hold positions on behalf of their customers or participants through their respective depositaries, which in turn will hold the positions in accounts as DTC participants.

     Investors electing to hold their global securities through DTC will follow the settlement practices that apply to United States corporate debt obligations. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

     Investors electing to hold their global securities through Clearstream or Euroclear accounts will follow the settlement procedures that apply to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

     Except as required by law, none of the administrator, if any, the Depositor, the applicable trust, the applicable seller, the applicable Servicer, any underwriter, the applicable trustee or the applicable indenture trustee, if any, will have any liability for any aspect of the records relating to payments made on account of beneficial ownership interests of the securities of any trust held by DTC's nominee, DTC, Clearstream or Euroclear or for maintaining, supervising or reviewing any records relating to the beneficial ownership interests.

     Secondary Market Trading of the Global Securities. Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

     Trading Between DTC Participants. Secondary market trading between DTC participants will be settled using the procedures applicable to United States corporate debt obligations in same-day funds.

     Trading Between Clearstream Customers and/or Euroclear Participants. Secondary market trading between Clearstream Customers or Euroclear participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

     Trading Between DTC Seller and Clearstream or Euroclear Purchaser. When global securities are to be transferred from the account of a DTC participant to the account of a Clearstream Customer or a Euroclear participant, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream Customer or Euroclear participant at least one business day prior to settlement. Clearstream or Euroclear will instruct the respective depositary, as the case may be, to receive the global securities against payment. Payment will include interest accrued on the global securities from and including the last Distribution Date to and excluding the settlement date. Payment will then be made by the respective depositary to the DTC participant's account against delivery of the global securities. After settlement has been completed, the global securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream Customer's or Euroclear participant's account. The global securities credit will appear the next day (European time) and the cash debit will be back-valued to, and the interest on the global securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (that is, the trade fails), the Clearstream or Euroclear cash debit will be valued instead as of the actual settlement date.

     Clearstream Customers and Euroclear participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing this is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the global securities are credited to their accounts one day later.

     As an alternative, if Clearstream or Euroclear has extended a line of credit to them, Clearstream Customers or Euroclear participants can elect not to pre-position funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, Clearstream Customers or Euroclear participants purchasing global securities would incur overdraft charges for one day, assuming they cleared the overdraft when the global securities were credited to their accounts. However, interest on the global securities would accrue from the value date. Therefore, in many cases the investment income on the global securities earned during that one-day period may substantially reduce or offset the amount of any overdraft charges, although this result will depend on each Clearstream Customer's or Euroclear participant's particular cost of funds.

     Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for sending global securities to the respective depositary for the benefit of Clearstream Customers or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participant a cross-market transaction will settle no differently than a trade between two DTC participants.

     Trading Between Clearstream or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Clearstream Customers and Euroclear participants may employ their customary procedures for transactions in which global securities are to be transferred by the respective clearing system, through the respective depositaries, to a DTC participant. The seller will send instructions to Clearstream or Euroclear through a Clearstream Customer or Euroclear participant at least one business day prior to settlement. In these cases, Clearstream or Euroclear will instruct the respective depositaries, as appropriate, to deliver the global securities to the DTC participant's account against payment. Payment will include interest accrued on the global securities from and including the last Distribution Date to and excluding the settlement date. The payment will then be reflected in the account of the Clearstream Customer or Euroclear participant the following day, and receipt of the cash proceeds in the Clearstream Customer's or Euroclear participant's account would be back-valued to the value date, which would be the preceding day, when settlement occurred in New York. Should the Clearstream Customer or Euroclear participant have a line of credit with its respective clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over that one-day period. If settlement is not completed on the intended value date, that is, the trade fails, receipt of the cash proceeds in the Clearstream Customer's or Euroclear participant's account would instead be valued as of the actual settlement date.

     Finally, day traders that use Clearstream or Euroclear and that purchase global securities from DTC participants for delivery to Clearstream Customers or Euroclear participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

     o borrowing through Clearstream or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream or Euroclear accounts) in accordance with the clearing system's customary procedures;

     o borrowing the global securities in the United States from a DTC participant no later than one day prior to settlement, which would give the global securities sufficient time to be reflected in their Clearstream or Euroclear account in order to settle the sale side of the trade; or

     o staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the Clearstream Customer or Euroclear participant.

     The securityholders who are not participants, either directly or indirectly, but who desire to purchase, sell or otherwise transfer ownership of, or other interest in, securities may do so only through direct or indirect participants. In addition, securityholders will receive all distributions of principal and interest from the indenture trustee or the applicable trustee through the participants who in turn will receive them from DTC. Under a book-entry format, securityholders may experience some delay in their receipt of payments, since the payments will be forwarded by the applicable trustee to DTC's nominee. DTC will forward the payments to its participants which thereafter will forward them to indirect participants or securityholders. To the extent the related prospectus supplement provides that Book-Entry Securities will be issued, the only "noteholder" or "certificateholder", as applicable, will be DTC's nominee. Securityholders will not be recognized by the applicable trustee as "noteholders" or "certificateholders" and securityholders will be permitted to exercise the rights of securityholders only indirectly through DTC and its participants.

     Because DTC can only act on behalf of participants, who in turn act on behalf of indirect participants and certain banks, the ability of a securityholder to pledge securities to persons or entities that do not participate in the DTC system, or otherwise take actions with respect to these securities, may be limited due to the lack of a physical certificate for these securities.

     Neither DTC nor Cede & Co. will consent or vote with respect to the senior securities. Under its usual procedures, DTC will mail an omnibus proxy to the indenture trustee or the owner trustee, as the case may be, as soon as possible after each applicable record date for such a consent or vote. The omnibus proxy will assign Cede & Co.'s consenting or voting rights to those participants to whose accounts the related securities will be credited on that record date, identified in a listing attached to the omnibus proxy.

     DTC will advise the related administrator of each trust that it will take any action permitted to be taken by a securityholder under the related indenture, trust agreement or pooling and servicing agreement only at the direction of one or more participants to whose accounts with DTC the securities are credited. DTC may take conflicting actions with respect to other undivided interests to the extent that these actions are taken on behalf of participants whose holdings include these undivided interests.

     Non-United States holders of global securities will be subject to United States withholding taxes unless these holders meet certain requirements and deliver appropriate United States tax documents to the securities clearing organizations or their participants.

     The Depositories. DTC is a limited-purpose trust company organized under the laws of the State of New York, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York UCC, and a "clearing agency" registered under the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participants and facilitate the clearance and settlement of securities transactions between participants through electronic book-entries, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers (who may include any of the underwriters of securities of the trust), banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

     Clearstream is incorporated under the laws of Luxembourg as a professional depository. Clearstream holds securities for its customers and facilitates the clearance and settlement of securities transactions between Clearstream Customers through electronic book-entry changes in accounts of Clearstream Customers, thereby eliminating the need for physical movement of certificates. Transactions may be settled by Clearstream in any of 36 currencies, including United States dollars. Clearstream provides to its Clearstream Customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. As a professional depository, Clearstream is subject to regulation by the Luxembourg Monetary Institute. Clearstream Customers are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and may include any of the underwriters of any trust securities. Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream Customer, either directly or indirectly.

     Euroclear was created in 1968 to hold securities for its participants and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and the risk from transfers of securities and cash that are not simultaneous.

     The Euroclear system has subsequently been extended to clear and settle transactions between Euroclear participants and counterparties both in Clearstream and in many domestic securities markets. Transactions may be settled in any of 34 currencies. In addition to safekeeping and securities clearance and settlement, the Euroclear system includes securities lending and borrowing and money transfer services. The Euroclear system is operated by Euroclear Bank, S.A./N.V., acting as the Euroclear operator. The Euroclear operator has a banking license from the Belgian Banking and Finance Commission. As such, it is regulated and examined by the Belgian Banking and Finance Commission.

     All operations are conducted by the Euroclear operator and all Euroclear securities clearance accounts and cash accounts are accounts with the Euroclear operator. They are governed by the Terms and Conditions Governing


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


Use of Euroclear and the related Operating Procedures of the Euroclear system and applicable Belgian law. These govern all transfers of securities and cash, both within the Euroclear system, and receipts and withdrawals of securities and cash. All securities in the Euroclear system are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts.

     Euroclear participants include banks, securities brokers and dealers and other professional financial intermediaries and may include any of the underwriters of any trust securities. Indirect access to the Euroclear system is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly. The Euroclear operator acts under the Terms and Conditions, the Operating Procedures of the Euroclear system and Belgian law only on behalf of Euroclear participants and has no record of or relationship with persons holding through Euroclear participants.

     Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of interests in the securities among DTC, Clearstream and Euroclear participants, they are under no obligation to perform or continue to perform those procedures and those procedures may be discontinued at any time.

Definitive Securities

     With respect to any class of notes and any class of certificates issued in book-entry form, such notes or certificates will be issued as Definitive Notes and Definitive Certificates, respectively, to noteholders or certificateholders or their respective nominees, rather than to DTC or its nominee, only if (1) the administrator or the servicer of the trust advises the indenture trustee or the trustee of the trust, as applicable, in writing that DTC is no longer willing or able to properly discharge its responsibilities as Depository with respect to the securities and neither the administrator nor the indenture trustee, in the case of notes, is able to locate a qualified successor or (2) after the occurrence of an Event of Default or an Event of Servicing Termination under the related sale and servicing agreement or pooling and servicing agreement, as applicable, with respect to the securities, holders representing not less than 51% of the outstanding principal amount of the notes or the certificates, as the case may be, of such class advise the indenture trustee or the trustee through DTC in writing that the continuation of a book-entry system through DTC, or a successor thereto, with respect to the notes or certificates is no longer in the best interest of the holders of the securities.

     Upon the occurrence of any event described in the immediately preceding paragraph, the indenture trustee or the trustee will be required to notify all applicable securityholders of a given class through participants of the availability of Definitive Securities. Upon surrender by DTC of the Definitive Securities representing the corresponding securities and receipt of instructions for re-registration, the indenture trustee or the trustee will reissue the securities as Definitive Securities to the securityholders.

     Distributions of principal of, and interest on, the Definitive Securities will thereafter be made by the indenture trustee or the trustee in accordance with the procedures set forth in the related indenture or the related trust agreement directly to holders of Definitive Securities in whose names the Definitive Securities were registered at the close of business on the Record Date specified for such securities in the related prospectus supplement. Unless otherwise specified in the related prospectus supplement, the distributions will be made by check mailed to the address of the holder as it appears on the register maintained by the indenture trustee or trustee. The final payment on any Definitive Security, however, will be made only upon presentation and surrender of the Definitive Security at the office or agency specified in the notice of final distribution to the applicable securityholders.

     Definitive Securities will be transferable and exchangeable at the offices of the indenture trustee or the trustee or of a registrar named in a notice delivered to holders of Definitive Securities. No service charge will be imposed for any registration of transfer or exchange, but the indenture trustee or the trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.


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


Reports to Securityholders

     On or prior to each Distribution Date, the servicer or administrator will prepare and provide to the related indenture trustee and/or trustee a statement to be delivered to the securityholders on such Distribution Date. With respect to securities of each trust, each statement to be delivered to securityholders will include, to the extent applicable to those securityholders, the following information, and any other information so specified in the prospectus supplement, with respect to the Distribution Date or the period since the previous Distribution Date, as applicable:

     (1) the amount of the distribution allocable to principal of each class of securities;

     (2) the amount of the distribution allocable to interest on or with respect to each class of securities;

     (3) the amount of the distribution allocable to draws from any reserve fund or payments in respect of any other credit or cash flow enhancement arrangement;

     (4) the aggregate principal balance of the receivables in the trust as of the close of business on the last day of the related Collection Period, exclusive of the aggregate principal balance of balloon payments, if any, and the aggregate principal balance of the balloon payments calculated as of the close of business on the last day of that Collection Period;

     (5)  any credit enhancement amount;

     (6) the aggregate principal amount and the appropriate factor for each class of notes, and the aggregate principal balance and the appropriate factor for each class of certificates, if any, each after giving effect to all payments reported under clause (1) above on that date;

     (7) the amount of the servicing fee paid to the servicer and the amount of any unpaid servicing fee with respect to the related Collection Period or Collection Periods, as the case may be;

     (8) the amount of the aggregate losses realized on the receivables during that Collection Period, calculated as described in the related prospectus supplement;

     (9) previously due and unpaid interest payments, plus interest accrued on the unpaid interest to the extent permitted by law, if any, on each class of securities, and the change in these amounts from the preceding statement;

     (10) previously due and unpaid principal payments, plus interest accrued on such unpaid principal to the extent permitted by law, if any, on each class of securities, and the change in these amounts from the preceding statement;

     (11) the aggregate amount to be paid in respect of receivables, if any, repurchased in respect of that Collection Period;

     (12) the balance of any reserve fund, if any, on that date, after giving effect to changes on that date;

     (13) the amount of advances to be made by the servicer in respect of the related Collection Period;

     (14) for each Distribution Date during any Funding Period, the amount remaining in the pre-funding account;

     (15) for the first Distribution Date that is on or immediately following the end of any Funding Period, the amount remaining in the pre-funding account that has not been used to fund the purchase of Subsequent Receivables and is being passed through as payments of principal on the securities of the trust; and


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


     (16) the amount of any cumulative shortfall between payments due in respect of any credit or cash flow enhancement arrangement and payments received in respect of the credit or cash flow enhancement arrangement, and the change in any shortfall from the preceding statement.

     Each amount set forth under clauses (1), (2), (7), (9) and (10) with respect to the notes or the certificates, if any, of any trust will be expressed as a dollar amount per $1,000 of the initial principal amount of such securities.

     Within the prescribed period of time for federal income tax reporting purposes after the end of each calendar year during the term of each trust, the applicable trustee will mail to each person who at any time during such calendar year has been a securityholder and received any payment with respect to the trust a statement containing certain information for the purposes of the securityholder's preparation of federal income tax returns. See "Material Federal Income Tax Consequences".

Securities Owned by the Trust, the Seller, the Servicer or their Affiliates

     Except as otherwise described in the transaction documents relating to a series of securities issued by a trust, any securities owned by the trust, the seller, the servicer or any of their respective affiliates will be entitled to benefits under such documents equally and proportionately to the benefits afforded other owners of securities except that such securities will be deemed not to be outstanding for the purpose of determining whether the requisite percentage of securityholders have given any request, demand, authorization, direction, notice, consent or waiver under such documents.

Certain Matters Regarding the Insurer

     To the extent that the related prospectus supplement indicates that credit enhancement for one or more classes of offered securities is provided by an insurance policy, so long as no insurer default has occurred and is continuing, the insurer will have the right to exercise all rights, including voting rights, which the securityholders are entitled to exercise pursuant to the related indenture, trust agreement and other transaction documents, without the consent of the securityholders and the securityholders may only exercise such voting rights with the prior written consent of the insurer; provided, however, that without the consent of each securityholder affected thereby, the insurer will not exercise such rights to amend the related indenture, trust agreement or sale and servicing agreement in any manner that requires the consent of the holder of each outstanding security adversely affected by such amendment.

Limitation on Right to Institute Bankruptcy Proceedings

     Each trustee and each securityholder, by accepting the related securities or a beneficial interest therein, will covenant that they will not at any time institute against the trust any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law.

                                 The Indenture

     Each trust that issues notes will issue one or more classes of notes under the terms of an indenture between the trust and the related indenture trustee. A form of indenture has been filed as an exhibit to the registration statement of which this prospectus forms a part. This summary describes the material provisions common to the notes of each trust that issues notes. The related prospectus supplement will give you additional information on the material provisions specific to the notes which you are purchasing. This summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the notes and the indenture.

Events of Default

      Except as otherwise provided in the related prospectus supplement, with respect to the notes issued by a trust, "Events of Default" under the related indenture will consist of:


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


     o a default by the trust for five days, or such longer period specified in the prospectus supplement, or more in the payment of any interest on any notes;

     o a default in the payment of the principal of or any installment of the principal of any note when the same becomes due and payable;

     o a default in the observance or performance of any covenant or agreement of the trust made in the indenture other than those dealt with specifically elsewhere as an event of default which default materially and adversely affects the noteholders and which default continues for a period of 30 days after notice thereof is given to the trust by the indenture trustee or to the trust and the indenture trustee by the holders of at least 25% in principal amount of the Controlling Class of notes;

     o any representation or warranty made by the trust in the indenture or in any certificate delivered pursuant thereto or in connection therewith having been incorrect in any material adverse respect as of the time made, and the breach not having been cured within 30 days after notice thereof is given to the trust by the indenture trustee or to the trust and the indenture trustee by the holders of at least 25% in principal amount of the Controlling Class of notes;

     o certain events of bankruptcy, insolvency, receivership or liquidation of the applicable trust or its property as specified in the indenture; or

     o other events, if any, set forth in the indenture or related prospectus supplement.

     The Controlling Class of notes of a trust will be its senior most class of notes as long as they are outstanding. When they have been paid in full, the next most senior class of the trust's notes, if any, will become the Controlling Class so long as they are outstanding, and so on.

     The amount of principal due and payable to noteholders of a trust under the related indenture until the final payment generally will be limited to amounts available to pay principal. Therefore, the failure to pay principal on a class of notes generally will not result in the occurrence of an Event of Default until the final scheduled Distribution Date for that class of notes.

Rights Upon Event of Default

     If an Event of Default should occur and be continuing with respect to the notes of any trust, the related indenture trustee or holders of a majority in principal amount of the Controlling Class of notes may declare the principal of such notes to be immediately due and payable. That declaration may be rescinded by the holders of a majority in principal amount of the Controlling Class of notes if both of the following occur:

     o the trust has paid or deposited with the indenture trustee enough money to pay:

          (i) all payments of principal of and interest on all notes and all other amounts that would then be due if the Event of Default causing the acceleration of maturity had not occurred; and

          (ii) all sums paid or advanced by the indenture trustee and the reasonable compensation, expenses, disbursements and advances of the indenture trustee and its agents and counsel; and

     o all Events of Default, other than the nonpayment of the principal of the notes that has become due solely by the acceleration, have been cured or waived.

     If an Event of Default has occurred with respect to the notes issued by a trust, the related indenture trustee may institute proceedings to collect amounts due or foreclose on trust property, exercise remedies as a secured party or sell the related receivables. Except as otherwise specified in the related prospectus supplement, upon the occurrence of an Event of Default resulting in acceleration of the notes, the indenture trustee may sell the related receivables if:


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


     o the holders of 100% of the notes issued by the trust consent to the sale, excluding notes held by the seller, the servicer or their affiliates;

     o the proceeds of the sale are sufficient to pay in full the principal of and the accrued interest on the notes of the trust at the date of such sale; or

     o there has been an Event of Default arising from the failure to pay principal or interest and the indenture trustee determines that the proceeds of the receivables would not be sufficient on an ongoing basis to make all payments on the notes of the trust as the payments would have become due if the notes had not been declared due and payable, and the indenture trustee obtains the consent of the holders of 662/3% of the aggregate outstanding amount of the Controlling Class of notes.

     In addition, if the Event of Default relates to a default by a trust in observing or performing any covenant or agreement, other than an Event of Default relating to non-payment of interest or principal, insolvency or any other event which is otherwise specifically dealt with by the indenture, the indenture trustee will be prohibited from selling the receivables unless the holders of all outstanding notes and certificates, if any, issued by that trust consent to the sale or the proceeds of the sale are sufficient to pay in full the principal of and the accrued interest on the outstanding notes and certificates, if any, of that trust. The indenture trustee may also elect to have the trust maintain possession of the receivables and apply collections as received without obtaining the consent of securityholders.

     Subject to the provisions of the applicable indenture relating to the duties of the related indenture trustee, if an Event of Default under the indenture occurs and is continuing with respect to notes of the trust, the indenture trustee will be under no obligation to exercise any of the rights or powers under the indenture at the request or direction of any of the holders of the notes, if the indenture trustee reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities which might be incurred by it in complying with the request. Subject to the provisions for indemnification and certain limitations contained in the related indenture, the holders of a majority in principal amount of the Controlling Class of notes will have the right to direct the time, method and place of conducting any proceeding or any remedy available to the applicable indenture trustee, and the holders of a majority in principal amount of the Controlling Class of notes may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the indenture that cannot be modified without the waiver or consent of the holders of all of the outstanding notes of the related trust.

     No holder of a note of any trust will have the right to institute any proceeding with respect to the related indenture, unless:

     o the holder previously has given to the indenture trustee written notice of a continuing Event of Default;

     o the holders of not less than 25% in principal amount of the Controlling Class of notes have made written request to such indenture trustee to institute such proceeding in its own name as indenture trustee;

     o the holder or holders have offered such indenture trustee reasonable indemnity;

     o the indenture trustee has for 60 days after the notice, request and offer of indemnity failed to institute the proceeding; and

     o no direction inconsistent with the written request has been given to the indenture trustee during the 60-day period by the holders of a majority in principal amount of the Controlling Class of notes.

     With respect to any trust, neither the related indenture trustee nor the related trustee in its individual capacity, nor any holder of a certificate, if any, representing an ownership interest in the trust nor any of their respective owners, beneficiaries, agents, officers, directors, employees, affiliates, successors or assigns will be personally liable for the payment of the principal of or interest on the related notes or for the agreements of the trust contained in the applicable indenture.

     Each indenture will provide that, notwithstanding any other provision of the indenture, the right of any noteholder to receive payments of principal and interest on its notes when due, or to institute suit for any payments not made when due, shall not be impaired or affected without the holder's consent.

Each Trust Will be Subject to Covenants Under the Indenture

     Each trust will be subject to the covenants discussed below, as provided in the related indenture.

     Restrictions on Merger and Consolidation. Each trust may not consolidate with or merge into any other entity, unless:

     o the entity formed by or surviving the consolidation or merger is organized under the laws of the United States, any state or the District of Columbia;

     o the entity expressly assumes the trust's obligation to make due and punctual payments upon the notes of the related trust and the performance or observance of every agreement and covenant of the trust under the indenture;

     o no event that is, or with notice or lapse of time or both would become, an Event of Default shall have occurred and be continuing immediately after the merger or consolidation;

     o the trust has been advised that the ratings of the notes and the certificates, if any, of the trust then in effect would not be qualified, reduced or withdrawn by the Rating Agencies as a result of the merger or consolidation;

     o the trust has received an opinion of counsel to the effect that the consolidation or merger would have no material adverse tax consequence to the trust or to any related noteholder or certificateholder, if any;

     o any action as is necessary to maintain the lien and security interest created by the related indenture shall have been taken; and

     o the trust has received an opinion of counsel and officer's certificate each stating that such consolidation or merger satisfies all requirements under the related indenture.

     Other Negative Covenants. Each trust will not, among other things--except as expressly permitted by the applicable agreements:

     o    sell, transfer, exchange or otherwise dispose of any of its assets;

     o claim any credit on or make any deduction from the principal and interest payable in respect of the notes of the related trust, other than amounts withheld under the Internal Revenue Code or applicable state law, or assert any claim against any present or former holder of the notes because of the payment of taxes levied or assessed upon the trust or its property;

     o    dissolve or liquidate in whole or in part;

     o permit the lien of the related indenture to be subordinated or otherwise impaired;


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


     o permit the validity or effectiveness of the related indenture to be impaired or permit any person to be released from any covenants or obligations with respect to such notes under the indenture except as may be expressly permitted thereby;

     o permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance to be created on or extend to or otherwise arise upon or burden the assets of the trust or any part thereof, or any interest therein or the proceeds thereof, except for tax, mechanics' or certain other liens and except as may be created by the terms of the related indenture; or

     o permit the lien of the related indenture not to constitute a valid and perfected first priority security interest in the assets of the trust, other than with respect to any such tax, mechanics' or other lien.

     No trust may engage in any activity other than as described in the related prospectus supplement. No trust will incur, assume or guarantee any indebtedness other than indebtedness incurred under the related notes and indenture, the related certificates, if any, and as a result of any advances made to it by the servicer or otherwise in accordance with the related sale and servicing agreement, pooling and servicing agreement or other documents relating to the trust.

List of Noteholders

     Any three or more holders of the notes of any trust may, by written request to the related indenture trustee accompanied by a copy of the communication that the requesting noteholders propose to send, obtain access to the list of all noteholders maintained by the indenture trustee for the purpose of communicating with other noteholders with respect to their rights under the related indenture or under such notes. The indenture trustee may elect not to afford the requesting noteholders access to the list of noteholders if it agrees to mail the desired communication or proxy, on behalf of and at the expense of the requesting noteholders, to all noteholders of the trust.

Annual Compliance Statement

     Each trust will be required to file annually with the related indenture trustee a written statement as to the fulfillment of its obligations under the related indenture.

Indenture Trustee's Annual Report

     If required by the Trust Indenture Act, the indenture trustee for each trust will be required to mail each year to all related noteholders a brief report relating to its eligibility and qualification to continue as indenture trustee under the related indenture, any amounts advanced by it under the indenture, the amount, interest rate and maturity date of certain indebtedness owing by the trust to the applicable indenture trustee in its individual capacity, the property and funds physically held by such indenture trustee as such and any action taken by it that materially affects the related notes and that has not been previously reported.

Satisfaction and Discharge of Indenture

     An indenture will be discharged with respect to the collateral securing the related notes upon the delivery to the related indenture trustee for cancellation of all such notes or, with certain limitations, upon deposit with the indenture trustee of funds sufficient for the payment in full of all the notes.

Modification of Indenture

     Except as otherwise provided in the related prospectus supplement, any trust, together with the related indenture trustee, with the consent of or notification to any other parties set forth in the indenture, may, without the consent of the noteholders of the trust, execute a supplemental indenture for the purpose of adding to the covenants of the trust, curing any ambiguity, correcting or supplementing any provision which may be inconsistent with any other provision or making any other provision with respect to matters arising under the related indenture which will not be inconsistent with other provisions of the indenture, provided that the action will not materially adversely affect the interests of the noteholders.

     Except as otherwise provided in the related prospectus supplement, the trust and the applicable indenture trustee, with the consent of or notification to any other parties set forth in the indenture may also enter into supplemental indentures, without obtaining the consent of the noteholders of the related trust, for the purpose of, among other things, adding any provisions to or changing in any manner or eliminating any of the provisions of the related indenture or modifying in any manner the rights of the noteholders, except with respect to the matters listed in the next paragraph which require the approval of the noteholders, provided that:

     o the action will not, as evidenced by an opinion of counsel, materially adversely affect the interest of any noteholder;

     o the action will not, as confirmed by the Rating Agencies rating the notes of the related trust, cause the then-current rating assigned to any class of notes to be qualified, withdrawn or reduced; and

     o    an opinion of counsel as to certain tax matters is delivered.

     Except as otherwise provided in the related prospectus supplement, without the consent of the holder of each outstanding note affected thereby, in addition to the satisfaction of each of the conditions set forth in the preceding paragraph, however, no supplemental indenture will:

     o change the due date of any installment of principal of or interest on any note or reduce the principal amount, the interest rate or the redemption price with respect to the note, change the application of the proceeds of a sale of the trust property to payment of principal and interest on the note or change any place of payment where, or the coin or currency in which, that note or any interest on that note is payable;

     o impair the right to institute suit for the enforcement of certain provisions of the related indenture regarding payment;

     o reduce the percentage of the aggregate amount of the Controlling Class of notes or of all notes, the consent of the holders of which is required for any such supplemental indenture or the consent of the holders of which is required for any waiver of compliance with certain provisions of the related indenture or of certain defaults or events of default thereunder and their consequences as provided for in the indenture;

     o modify or alter the provisions of the related indenture regarding the voting of notes held by the applicable trust, any other obligor on the notes, the seller or an affiliate of any of them;

     o reduce the percentage of the aggregate outstanding amount of the Controlling Class of notes, the consent of the holders of which is required to direct the related indenture trustee to sell or liquidate the receivables after an Event of Default if the proceeds of the sale would be insufficient to pay the principal amount and accrued but unpaid interest on the outstanding notes and certificates, if any, of the trust;

     o decrease the percentage of the aggregate principal amount of the Controlling Class of notes or of all notes required to amend the sections of the related indenture which specify the applicable percentage of aggregate principal amount of the notes of the trust necessary to amend the indenture or any of the other related agreements;

     o affect the calculation of the amount of interest or principal payable on any note on any Distribution Date, including the calculation of any of the individual components of such calculation;


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


     o affect the rights of the noteholders to the benefit of any provisions for the mandatory redemption of the notes provided in the related indenture; or

     o permit the creation of any lien ranking prior to or on a parity with the lien of the related indenture with respect to any of the collateral for the notes or, except as otherwise permitted or contemplated in such indenture, terminate the lien of the indenture on any such collateral or deprive the holder of any the note of the security afforded by the lien of such indenture.

The Indenture Trustee

     The indenture trustee for each series of notes will be specified in the related prospectus supplement. If a trust issues a class of notes that is subordinated to one or more other classes of notes and an Event of Default occurs under the related indenture, the indenture trustee may be deemed to have a conflict of interest under the Trust Indenture Act and may be required to resign as trustee for one or more of the classes of notes. In any such case, the indenture will provide for a successor indenture trustee to be appointed for those classes of notes. Any resignation or removal of the indenture trustee and appointment of a successor indenture trustee will not become effective until acceptance of the appointment by the successor indenture trustee.

     Duties of the Indenture Trustee. Except upon the occurrence and during the continuation of an Event of Default, the indenture trustee:

     o will perform those duties and only those duties that are specifically set forth in the related indenture;

     o may, in the absence of bad faith, rely on certificates or opinions furnished to the indenture trustee which conform to the requirements of the indenture as to the truth of the statement and the correctness of the opinions expressed in those certificates or opinions; and

     o will examine any certificates and opinions which are specifically required to be furnished to the indenture trustee under the indenture to determine whether or not they conform to the requirements of the indenture.

     If an Event of Default shall have occurred and be continuing, the indenture trustee will be required to exercise the rights and powers vested in it by the related indenture and to use the same degree of care and skill in the exercise of those rights and powers as a prudent person would exercise or use under the circumstances in the conduct of that person's own affairs.

     Compensation, Indemnification. The servicer will pay to the indenture trustee from time to time reasonable compensation for its services, reimburse the indenture trustee for all expenses and disbursements reasonably incurred or made by it and indemnify the indenture trustee for, and hold it harmless against, any and all losses, liabilities or expenses, including attorneys' fees, incurred by it in connection with the administration of the trust and the performance of its duties under the related indenture. The indenture trustee will not however be indemnified for, or held harmless against, any loss, liability or expense incurred by it through its own willful misconduct, negligence or bad faith. The indenture trustee will not be liable:

     o for any error of judgment made by it in good faith unless it is proved that it was negligent in ascertaining the pertinent facts;

     o for any action it takes or omits to take in good faith in accordance with directions received by it from the noteholders in accordance with the terms of the related indenture; or

     o for interest on any money received by it except as the indenture trustee and the trust may agree in writing.


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


     The indenture trustee will not be deemed to have knowledge of any Event of Default unless a responsible officer of the indenture trustee has actual knowledge of the default or has received written notice of the default in accordance with the related indenture.

       Description of the Receivables Transfer and Servicing Agreements

     This summary describes certain material provisions of the documents under which the Depositor will purchase the receivables from a seller, a trust will purchase the receivables from the Depositor and a servicer will service the receivables on behalf of the trust. In the case of a trust that is not a grantor trust, these documents are the receivables purchase agreement and the sale and servicing agreement. For a grantor trust, they are the receivables purchase agreement and the pooling and servicing agreement. This summary also describes certain material provisions of the trust agreement for a trust that is not a grantor trust. Forms of those documents have been filed as exhibits to the registration statement of which this prospectus forms a part. This summary describes the material provisions common to the securities of each trust; the related prospectus supplement will give you additional information on the material provisions specific to the securities which you are purchasing. This summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of those documents.

Sale and Assignment of Receivables

     When the trust issues securities, the seller will transfer and assign, without recourse, to the Depositor its entire interests in the related receivables, together with its security interests in the related Financed Vehicles, under a receivables purchase agreement. The Depositor will then transfer and assign to the applicable trustee, without recourse, under a sale and servicing agreement or a pooling and servicing agreement, as applicable, its entire interest in those receivables, including its security interests in the related Financed Vehicles. Each receivable will be identified in a schedule appearing as an exhibit to the pooling and servicing agreement or sale and servicing agreement, as applicable.

     Sale and Assignment of Subsequent Receivables. The related prospectus supplement for the trust will specify whether, and the terms, conditions and manner under which, Subsequent Receivables will be sold by the seller to the Depositor and by the Depositor to the applicable trust from time to time during any Funding Period on each Subsequent Transfer Date.

     Representations and Warranties. In each receivables purchase agreement, the related seller will represent and warrant to the Depositor, who will in turn assign its rights under the agreement to the applicable trust under the related sale and servicing agreement or pooling and servicing agreement, among other things, that at the date of issuance of the related notes and/or certificates, if any, or at the applicable Subsequent Transfer Date:

     o each receivable has been originated for the retail financing of a motor vehicle by an obligor located in one of the states of the United States or the District of Columbia and contains customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security;

     o each receivable and the sale of the related Financed Vehicle complies in all material respects with all requirements of applicable federal, state and, to the best of the seller's knowledge, local laws, rulings and regulations thereunder, including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, Federal Reserve Board Regulations B and Z, Servicemembers Civil Relief Act, state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and any other consumer credit, equal opportunity and disclosure laws applicable to such receivable and sale;

     o each receivable represents the legal, valid and binding payment obligation in writing of the obligor, enforceable by the holder thereof in all material respects in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, liquidation and other similar laws and equitable principles relating to or affecting the enforcement of creditors' rights;


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


     o immediately prior to the sale and assignment thereof to the trust, each receivable was secured by a validly perfected first priority security interest in the Financed Vehicle in favor of the seller as secured party or all necessary action with respect to such receivable has been taken to perfect a first priority security interest in the related Financed Vehicle in favor of the seller as secured party, which security interest is assignable and has been so assigned by the seller to the Depositor and by the Depositor to the trust;

     o as of the Cutoff Date, there are no rights of rescission, setoff, counterclaim or defense, and the seller has not received written notice of the same being asserted or threatened, with respect to any receivable;

     o as of the Cutoff Date, there are no liens or claims that have been filed, including liens for work, labor, materials or unpaid taxes relating to a Financed Vehicle, that would be liens prior to, or equal or coordinate with, the lien granted by the receivable;

     o except for payment defaults continuing for a period of not more than 30 days as of the Cutoff Date, no default, breach, violation or event permitting acceleration under the terms of any receivable exists, no continuing condition that with notice or lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any receivable exists and the seller has not waived any of the foregoing;

     o each receivable requires that the obligor thereunder obtain comprehensive and collision insurance covering the Financed Vehicle; and

     o any other representations and warranties that may be set forth in the related prospectus supplement.

     Seller Must Repurchase Receivables Relating to a Breach of Representation or Warranty. Except as otherwise set forth in the related prospectus supplement, as of the last day of the second, or, if the seller elects, the first, Collection Period following the discovery by or notice to the seller of a breach of any representation or warranty of the seller which materially and adversely affects the interests of the related trust in any receivable, the seller, unless the breach is cured, will repurchase that receivable from the trust at a price equal to the Purchase Amount, which is the unpaid principal balance owed by the obligor under the receivable plus interest to the last day of the related Collection Period at the respective contract rate of interest. Alternatively, if so specified in the related prospectus supplement, the related seller will be permitted, in a circumstance where it would otherwise be required to repurchase a receivable as described in the preceding sentence, to instead substitute a comparable receivable for the receivable otherwise requiring repurchase, subject to certain conditions and eligibility criteria for the substitute receivable to be summarized in the related prospectus supplement. The repurchase obligation, or, if applicable, the substitution alternative with respect thereto, constitutes the sole remedy available to the certificateholders, if any, or the trustee and any noteholders or indenture trustee in respect of each trust for any such uncured breach.

     Servicing of the Receivables. Under each sale and servicing agreement or pooling and servicing agreement, to assure uniform quality in servicing the receivables and to reduce administrative costs, each trust will designate a servicer to service and administer the receivables held by the trust and, as custodian on behalf of the trust, maintain possession of the installment loan or installment sale contract agreements and any other documents relating to such receivables. To assure uniform quality in servicing the receivables, as well as to facilitate servicing and save administrative costs, the installment loan or installment sale contract agreements and other documents relating thereto will not be physically segregated from other similar documents that are in the servicer's possession or otherwise stamped or marked to reflect the transfer to the trust. The obligors under the receivables will not be notified of the transfer. However, UCC financing statements reflecting the sale and assignment of those receivables by the seller to the trust will be filed, and the servicer's accounting records and computer systems will be marked to reflect such sale and assignment. Because those receivables will remain in the servicer's possession and will not be stamped or otherwise marked to reflect the assignment to the trust if a subsequent purchaser were to obtain physical possession of such receivables without knowledge of the assignment, the trust's interest in the receivables could be defeated. See "Material Legal Issues Relating to the Receivables--Security Interests in the Financed Vehicles".


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


Accounts

     The servicer will establish and maintain for each trust, in the name of the related indenture trustee on behalf of the related noteholders in the case of a trust that issues notes or in the name of the related trustee on behalf of the related certificateholders in the case of a trust that does not issue notes, one or more collection accounts into which all payments made on or with respect to the related receivables will be deposited. In the case of a trust that issues notes, the servicer may establish and maintain with the related indenture trustee one or more note payment accounts, which may be subaccounts of the collection account, in the name of such indenture trustee on behalf of the related noteholders, into which amounts released from the collection account and any other accounts of the trust for payment to such noteholders will be deposited and from which all payments to such noteholders will be made. In the case of a trust that issues certificates or is a grantor trust, the servicer may establish and maintain with the related trustee one or more certificate payment accounts, which may be subaccounts of the collection account, in the name of such trustee on behalf of the related certificateholders, into which amounts released from the collection account and any other accounts of the trust for distribution to such certificateholders will be deposited and from which all distributions to such certificateholders will be made.

     Any other accounts to be established with respect to a trust, including any pre-funding account, yield supplement account or reserve fund, will be described in the related prospectus supplement.

     Except as otherwise provided in the related prospectus supplement, all funds on deposit in the trust accounts will be invested in Permitted Investments as provided in the related sale and servicing agreement or pooling and servicing agreement. Permitted Investments are generally limited to obligations or securities that mature on or before the business day preceding the Distribution Date following the Collection Period during which the investment is made (or, in the case of any reserve fund, on or before the business day preceding the Distribution Date following the date of such investment). Thus, the amount of cash available in any reserve fund at any time may be less than the balance of the reserve fund. If the amount required to be withdrawn from any reserve fund to cover shortfalls in collections on the related receivables, as provided in the related prospectus supplement, exceeds the amount of cash in the reserve fund, a temporary shortfall in the amounts distributed to the related noteholders or certificateholders, if any, could result, which could, in turn, increase the average life of the notes or the certificates, if any, of the related trust. All net investment earnings on funds on deposit in the trust accounts will be deposited in the related collection account or distributed as provided in the related prospectus supplement.

     The trust accounts will be maintained as Eligible Deposit Accounts, which satisfy certain requirements of the Rating Agencies.

Servicing Procedures

     The servicer will make reasonable efforts to collect all payments due with respect to the receivables held by the related trust and will, consistent with the related sale and servicing agreement or pooling and servicing agreement, follow such collection procedures as it follows with respect to motor vehicle retail installment sale contracts, installment loans, purchase money notes or other notes that it services for itself or others and that are comparable to such receivables. If set forth in the related prospectus supplement, the servicer may, consistent with its normal procedures, in its discretion, arrange with the obligor on a receivable to defer or modify the payment schedule. Some of such arrangements may require the servicer to purchase the receivable while others may result in the servicer making advances with respect to the receivable. The servicer may be obligated to purchase or make advances with respect to any receivable if, among other things, it extends the date for final payment by the obligor of such receivable beyond the date set forth in the related prospectus supplement, or, if set forth in the prospectus supplement, the servicer changes the contract rate of interest or the total amount or number of scheduled payments of such receivable. If the servicer determines that eventual payment in full of a receivable is unlikely, the servicer will follow its normal practices and procedures to realize upon the receivable, including the repossession and disposition of the Financed Vehicle securing the receivable at a public or private sale, or the taking of any other action permitted by applicable law.


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


Collections

     With respect to each trust, the servicer will deposit all payments on the related receivables and all proceeds of such receivables collected during each Collection Period into the related collection account within two business days after receipt thereof. However, at any time that and for so long as (1) the original servicer, or its successor, is the servicer, (2) there exists no Event of Servicing Termination and (3) each other condition to making deposits less frequently than daily as may be specified by the Rating Agencies or set forth in the related prospectus supplement is satisfied, the servicer will not be required to deposit such amounts into the collection account until the business day preceding the applicable Distribution Date. Pending deposit into the collection account, collections may be invested by the servicer at its own risk and for its own benefit and will not be segregated from its own funds. If the servicer were unable to remit such funds, securityholders might incur a loss. To the extent set forth in the related prospectus supplement, the servicer may, in order to satisfy the requirements described above, obtain a letter of credit or other security for the benefit of the related trust to secure timely remittances of collections on the related receivables and payment of the aggregate Purchase Amount with respect to receivables purchased by the servicer.

     Collections on a Precomputed Receivable made during a Collection Period shall be applied first to repay any outstanding Precomputed Advances made by the servicer with respect to such receivable and to the extent that collections on a Precomputed Receivable during a Collection Period exceed the outstanding Precomputed Advances, the collections shall then be applied to the scheduled payment on such receivable. If any collections remaining after the scheduled payment is made are insufficient to prepay the Precomputed Receivable in full, then, to the extent set forth in the related prospectus supplement, such remaining collections shall be transferred to and kept in a separate account, until such later Collection Period when the collections may be transferred to the collection account and applied either to the scheduled payment or to prepay such receivable in full.

     Collections on a receivable made during a Collection Period which are not late fees, prepayment charges or certain other similar fees or charges shall be applied first to any outstanding advances made by the servicer with respect to such receivable and then to the scheduled payment.

Advances

     Precomputed Receivables. If so provided in the related prospectus supplement, to the extent the collections of interest on and principal of a Precomputed Receivable with respect to a Collection Period fall short of the respective scheduled payment, the servicer will make a Precomputed Advance in the amount of the shortfall. The servicer will be obligated to make a Precomputed Advance on a Precomputed Receivable only to the extent that the servicer, in its sole discretion, expects to recoup the advance from subsequent collections or recoveries on the receivable or other Precomputed Receivables in the related receivables pool. The servicer will deposit the Precomputed Advance in the applicable collection account on or before the business day preceding the applicable Distribution Date. The servicer will recoup its Precomputed Advance from subsequent payments made by or on behalf of the related obligor or from insurance or liquidation proceeds with respect to the receivable and will release its right to reimbursement in conjunction with its purchase of the receivable as servicer, or, upon the determination that reimbursement from the preceding sources is unlikely, will recoup its Precomputed Advance from any collections made on other Precomputed Receivables in the related receivables pool or from any other source of funds identified in the related prospectus supplement.

     Simple Interest Receivables. If so provided in the related prospectus supplement, on or before the business day prior to each Distribution Date, the servicer shall make a Simple Interest Advance by depositing into the related collection account an amount equal to the amount of interest that would have been due on the related Simple Interest Receivables at their respective contract rates of interest for the related Collection Period, assuming that the Simple Interest Receivables are paid on their respective due dates, minus the amount of interest actually received on the Simple Interest Receivables during the related Collection Period. If calculation results in a negative number, an amount equal to that amount shall be paid to the servicer in reimbursement of outstanding Simple Interest Advances. In addition, in the event that a Simple Interest Receivable becomes a Defaulted Receivable, the amount of accrued and unpaid interest owing on that receivable, but not including interest for the Collection Period, shall be withdrawn from the collection account and paid to the servicer in reimbursement of outstanding Simple Interest Advances. No advances of principal will be made with respect to Simple Interest Receivables.

     Balloon Payment Receivables. If so provided in the related prospectus supplement, the servicer will make an Advance for any portion of a Balloon Payment for the calendar month in which the Balloon Payment becomes due if the entire scheduled payment has not been received by the servicer. Generally, the servicer will be reimbursed for an Advance relating to a Balloon Payment on each Distribution Date following the Distribution Date on which the advance was made out of payments by or on behalf of the related obligor to the extent those payments are allocable to the reimbursement of the Advance and out of collections on other receivables to the extent of any losses allocable to the balloon payment, but only to the extent the balloon payment and the advance have not otherwise been reimbursed.

     The servicer will deposit all advances into the applicable collection account on the business day immediately preceding the related Distribution Date.

Servicing Compensation and Expenses

     Unless otherwise specified in the prospectus supplement with respect to any trust, the servicer will be entitled to receive a servicing fee for each Collection Period in an amount equal to a specified percentage per annum of the outstanding principal balance of the related receivables as of the first day of that Collection Period. The servicing fee percentage applicable to each trust will be specified in the related prospectus supplement. If so specified in the prospectus supplement with respect to any trust, the servicer also may be entitled to receive as a supplemental servicing fee for each Collection Period any late, prepayment and other administrative fees and expenses collected during that Collection Period and, if so specified in the related prospectus supplement, the net investment earnings on funds deposited in the trust accounts and other accounts with respect to the trust. The servicer will be paid the servicing fee and the supplemental servicing fee for each Collection Period on the Distribution Date following that Collection Period.

     The servicing fee and the supplemental servicing fee are intended to compensate the servicer for performing the functions of a third party servicer of the receivables as an agent for the related trust, including collecting and posting all payments, responding to inquiries of obligors on the receivables, investigating delinquencies, sending payment coupons to obligors, reporting federal income tax information to obligors, paying costs of collections and policing the collateral. The fees will also compensate the servicer for administering the receivables, including making advances, accounting for collections, furnishing monthly and annual statements to the related trustee and indenture trustee with respect to distributions and generating federal income tax information for the related trust. The fees, if any, also will reimburse the servicer for certain taxes, the fees of the related trustee and indenture trustee, if any, accounting fees, outside auditor fees, data processing costs and other costs incurred in connection with administering the receivables.

Distributions

     All distributions of principal and interest, or, where applicable, of principal or interest only, on each class of securities entitled thereto will be made by the related trustee or indenture trustee to the related noteholders or certificateholders beginning on the Distribution Date specified in the related prospectus supplement. The timing, calculation, allocation, order, source, priorities of and requirements for all payments to each class of securityholders of a trust will be set forth in the related prospectus supplement. On or prior to the business day before each Distribution Date, the servicer will determine the amount of available funds for distribution to securityholders on such Distribution Date and will direct the indenture trustee, if any, and/or the trustee to make such distributions as described in the related prospectus supplement.

Credit and Cash Flow Enhancement

     Any Form of Credit Enhancement may be Limited and may only Apply to Certain Classes of Securities. The amounts and types of credit and cash flow enhancement arrangements and the provider thereof, if applicable, with respect to each class of securities of a given series, if any, will be set forth in the related prospectus supplement. If, and to the extent provided in the related prospectus supplement, credit and cash flow enhancement may be in the form of subordination of one or more classes of securities, reserve funds, overcollateralization, letters of credit, credit or liquidity facilities, surety bonds, insurance policies regarding payment of the securities, guaranteed investment contracts, swaps or other interest rate protection agreements, repurchase obligations, yield supplement agreements, other agreements with respect to third party payments or other support, cash deposits or other arrangements as may be described in the related prospectus supplement or any combination of two or more of the foregoing. If specified in the applicable prospectus supplement, credit or cash flow enhancement for a class of securities may cover one or more other classes of securities of the same series, and credit or cash flow enhancement for a series of securities may cover one or more other series of securities.

     The credit or cash flow enhancement for the benefit of any class or securities of the trust is intended to enhance the likelihood of receipt by the securityholders of that class of the full amount of principal and interest due on the securities and decrease the likelihood that the securityholders will experience losses. The credit or cash flow enhancement for a class of securities may not provide protection against all risks of loss and may not guarantee repayment of the entire principal amount and interest due on the securities. If losses occur which exceed the amount covered by any credit enhancement or which are not covered by any credit enhancement, securityholders will bear their allocable share of deficiencies, as described in the related prospectus supplement.

     Seller May Replace Credit or Cash Flow Enhancement with Rating Confirmation. If so provided in the related prospectus supplement, the seller may replace the credit enhancement for any class of securities with another form of credit enhancement without the consent of securityholders, provided the Rating Agencies confirm in writing that substitution will not result in the reduction or withdrawal of the rating of any class of securities of the related trust.

     Reserve Fund. If so provided in the related prospectus supplement, the reserve fund will be funded by an initial deposit by the Depositor on the Closing Date in the amount set forth in the related prospectus supplement and, if the related trust has a Funding Period, will also be funded on each Subsequent Transfer Date to the extent described in the related prospectus supplement. As further described in the related prospectus supplement, the amount on deposit in a reserve fund will be increased on each Distribution Date thereafter up to the specified reserve fund balance by the deposit of the amount of certain excess interest collections in respect of the receivables collected during the related Collection Period remaining after securityholders have been paid amounts owed to them and after the servicer has been reimbursed for any outstanding advances and paid all applicable servicing compensation with respect to that Collection Period. The servicer, however, will account to the trustee, any indenture trustee, the noteholders, if any, and the certificateholders, if any, with respect to each trust as if all deposits, distributions, and transfers were made individually.

Statements to Trustees and Trusts

     Prior to each Distribution Date with respect to securities of each trust, the servicer will provide to the applicable indenture trustee, if any, and the applicable trustee as of the close of business on the last day of the related Collection Period the report that is required to be provided to securityholders of the trust described under "Certain Information Regarding the Securities--Reports to Securityholders".

Evidence as to Compliance

     Each sale and servicing agreement and pooling and servicing agreement will provide that a firm of independent certified public accountants will furnish annually to the Depositor and the related trustees a statement as to compliance of the servicer with the conditions and covenants set forth in such sale and servicing agreement or pooling and servicing agreement during the preceding 12-month period ended December 31 (or, in the case of the first statement, the period from the applicable Closing Date to December 31), beginning with the first year that is at least four months after the Closing Date.

     Each sale and servicing agreement and pooling and servicing agreement will also provide for delivery to the Depositor, the related trustees and each Rating Agency, substantially simultaneously with the delivery of the accountants' statement referred to above, of a certificate signed by an officer of the servicer stating that the servicer has fulfilled its obligations under such agreement during the preceding 12-month period ended December 31 (or, in the case of the first certificate, the period from the applicable Closing Date to December 31) or, if there has been a default in the fulfillment of any such obligation, describing each default.

     Copies of these statements and certificates may be obtained by securityholders by a request in writing addressed to the applicable trustee.

Certain Matters Regarding the Servicer

     Each sale and servicing agreement and pooling and servicing agreement will provide that the servicer may not resign from its obligations and duties as servicer thereunder, except upon a determination that the servicer's performance of its duties is no longer permissible under applicable law. No resignation will become effective until the related indenture trustee or trustee, as applicable, or a successor servicer has assumed the servicing obligations and duties under the sale and servicing agreement or the pooling and servicing agreement. The servicer will also have the right to delegate any of its duties under those agreements to a third party without the consent of any securityholder or the confirmation of any rating. The servicer, however, will remain responsible and liable for its duties under those agreements as if it had made no delegations.

     Each sale and servicing agreement and pooling and servicing agreement will further provide that neither the servicer nor any of its directors, officers, employees and agents will be under any liability to the related trust or the related noteholders or certificateholders, if any, for taking any action or for refraining from taking any action under the sale and servicing agreement or for errors in judgment; except that neither the servicer nor any other person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of the servicer's duties thereunder or by reason of reckless disregard of its obligations and duties thereunder. In addition, each sale and servicing agreement and pooling and servicing agreement will provide that the servicer is under no obligation to appear in, prosecute or defend any legal action that is not incidental to the servicer's servicing responsibilities under the sale and servicing agreement and that, in its opinion, may cause it to incur any expense or liability. The servicer may, however, undertake any reasonable action that it may deem necessary or desirable in respect of a particular sale and servicing agreement or pooling and servicing agreement, as applicable, the rights and duties of the parties thereto, and the interests of the related securityholders thereunder. In that event, the servicer's legal expenses and costs of the action and any liability resulting therefrom will be expenses, costs, and liabilities of the trust, and the servicer will be entitled to be reimbursed therefor.

     Under the circumstances specified in each sale and servicing agreement and pooling and servicing agreement, any entity into which the servicer may be merged or consolidated, or any entity resulting from any merger or consolidation to which the servicer is a party, or any entity succeeding to the business of the servicer, which corporation or other entity in each of the foregoing cases assumes the obligations of the servicer, will be the successor of the servicer under the sale and servicing agreement or pooling and servicing agreement, as applicable.

Events of Servicing Termination

     Except as otherwise provided in the related prospectus supplement, Events of Servicing Termination under each sale and servicing agreement or pooling and servicing agreement will consist of:

     o any failure by the servicer, or, so long as the seller is the servicer, the seller, to deliver to the trustee or indenture trustee for distribution to the securityholders of the related trust or for deposit in any of the trust accounts or the certificate payment account, if any, any required payment, which failure continues unremedied for five business days after written notice from the trustee or indenture trustee is received by the servicer or the seller, as the case may be, or after discovery by an officer of the servicer or the seller, as the case may be;

     o any failure by the servicer, or, so long as the seller is the servicer, the seller, duly to observe or perform in any material respect any other covenant or agreement in the sale and servicing agreement or pooling and servicing agreement, which failure materially and adversely affects the rights of the noteholders or the certificateholders, if any, of the related trust and which continues unremedied for 90 days after the giving of written notice of the failure (1) to the servicer or the seller, as the case may be, by the Depositor, the trustee or the indenture trustee or (2) to the servicer, the seller and the trustee or the indenture trustee by holders of notes or certificates, if any, of the trust, as applicable, of not less than


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


          25% in principal amount of the Controlling Class of notes or, if no notes are outstanding, 25% by aggregate Certificate Balance, if any;

     o the occurrence of certain Insolvency Events specified in the sale and servicing agreement or pooling and servicing agreement with respect to the servicer; and

     o    any other events set forth in the related prospectus supplement.

Rights Upon Event of Servicing Termination

     Except as otherwise provided in the related prospectus supplement, as long as an Event of Servicing Termination under a sale and servicing agreement or pooling and servicing agreement remains unremedied, the related indenture trustee or holders of not less than a majority of the Controlling Class of notes and, after the notes have been paid in full or if the trust has not issued notes, the trustee or the holders of not less than a majority of the Certificate Balance, if any, may terminate all the rights and obligations of the servicer under the sale and servicing agreement or pooling and servicing agreement, whereupon the indenture trustee or trustee or a successor servicer appointed by the indenture trustee or trustee will succeed to all the responsibilities, duties and liabilities of the servicer under the sale and servicing agreement or pooling and servicing agreement and will be entitled to similar compensation arrangements.

     If, however, a receiver, bankruptcy trustee or similar official has been appointed for the servicer, and no Event of Servicing Termination other than this appointment has occurred, the receiver, bankruptcy trustee or official may have the power to prevent the indenture trustee, the noteholders, the trustee or the certificateholders, if any, from effecting a transfer of servicing. In the event that the indenture trustee or trustee of the trust is legally unable to act as servicer, it may appoint, or petition a court of competent jurisdiction for the appointment of, a successor servicer. The indenture trustee or trustee may make such arrangements for compensation to be paid to the successor servicer.

Waiver of Past Events of Servicing Termination

     Except as otherwise provided in the related prospectus supplement, the holders of not less than a majority of the Controlling Class of notes and, after the notes have been paid in full or if the trust has not issued notes, the trustee or the holders of not less than a majority of the Certificate Balance, may, on behalf of all the noteholders and certificateholders, if any, waive any Event of Servicing Termination under the related sale and servicing agreement or pooling and servicing agreement and its consequences, except an Event of Servicing Termination consisting of a failure to make any required deposits to or payments from any of the trust accounts or to the certificate payment account, if any, in accordance with the sale and servicing agreement or pooling and servicing agreement.

Amendment

     Except as otherwise provided in the related prospectus supplement, the parties to each of the Receivables Transfer and Servicing Agreements may amend any of the agreements, without the consent of the related securityholders, to add any provisions to or change or eliminate any of the provisions of the Receivables Transfer and Servicing Agreements or modify the rights of any noteholders or certificateholders, if any; provided, that the action will not materially and adversely affect the interest of any noteholder or certificateholder, if any, as evidenced by either (1) an opinion of counsel to that effect or (2) notification by each Rating Agency then rating any of the related securities that the rating then assigned to any class of securities will not be qualified, reduced or withdrawn by the Rating Agency. The Receivables Transfer and Servicing Agreements may also be amended by the parties thereto with the consent of the holders of notes of such trust evidencing not less than a majority in principal amount of the notes, and the holders of the certificates, if any, of the trust evidencing not less than a majority of the Certificate Balance, to add any provisions to or change or eliminate any of the provisions of the Receivables Transfer and Servicing Agreements or modify the rights of the noteholders or certificateholders, if any; provided, however, that no such amendment may (1) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the related receivables or distributions that are required to be made for the benefit of the noteholders or certificateholders, if any, or change any interest rate on the securities or the amount required to be on deposit in the reserve fund, if any, or (2) reduce the percentage of the notes or certificates, if any, of the trust which are required to consent to any such amendment, without the consent of the holders of all the outstanding notes and certificates, if any, of the trust.

Payment of Notes

     The indenture trustee will agree in the related indenture that, upon the payment in full of all outstanding notes of a given trust and the satisfaction and discharge of the related indenture, to continue to carry out its obligations under the sale and servicing agreement or pooling and servicing agreement, as applicable.

Termination

     With respect to each trust, the obligations of the servicer, the seller, the Depositor, the related trustee and the related indenture trustee under the Receivables Transfer and Servicing Agreements will terminate upon the earlier of (1) the maturity or other liquidation of the last related receivable and the disposition of any amounts received upon liquidation of any remaining receivables and (2) the payment to noteholders and certificateholders, if any, of the related trust of all amounts required to be paid to them under the Receivables Transfer and Servicing Agreements and (3) the occurrence of either event described below.

     In order to avoid excessive administrative expense, except as other provided in the related prospectus supplement, the servicer will be permitted, at its option, to purchase from each trust as of the end of any applicable Collection Period, if the aggregate principal balance of the receivables held by the trust is 10% or less of the aggregate principal balance of the receivables as of the Cutoff Date, or under any other circumstances as may be specified in the related prospectus supplement, all remaining related receivables at a price equal to the aggregate of the Purchase Amounts thereof as of the end of the Collection Period, after giving effect to the receipt of any monies collected on the receivable. The purchase price for the receivables will not be less than the outstanding principal balance of the notes plus accrued and unpaid interest.

     If so provided in the related prospectus supplement, the indenture trustee or trustee, as applicable, will, within ten days following the first Distribution Date as of which the aggregate principal balance of the receivables held by the related trust is equal to or less than a percentage specified in such prospectus supplement of the aggregate principal balance of the receivables held by such trust as of the related Cutoff Date, solicit bids for the purchase of the receivables remaining in the trust in the manner and subject to the terms and conditions set forth in such prospectus supplement. If the indenture trustee or trustee, as applicable, receives satisfactory bids as described in the prospectus supplement, then the receivables remaining in the trust will be sold to the highest bidder.

     As more fully described in the related prospectus supplement, any outstanding notes of the related trust will be paid in full concurrently with either of the events specified above and the subsequent distribution to the related certificateholders, if any, of all amounts required to be distributed to them under the related trust agreement will effect early retirement of the certificates of such trust.

List of Certificateholders

     Any three or more holders of the certificates of any trust or one or more holders of the certificates of any trust evidencing not less than 25% of the Certificate Balance may, by written request to the related certificate registrar accompanied by a copy of the communication that the requesting certificateholders propose to send, obtain access to the list of all certificateholders maintained by the trustee for the purpose of communicating with other certificateholders with respect to their rights under the related trust agreement or pooling and servicing agreement or under such certificates.

Administration Agreement

         If so specified in the related prospectus supplement, a person named as administrator in the related prospectus supplement will enter into an administration agreement with each trust that issues notes and the related indenture trustee and the administrator will agree, to the extent provided in the administration agreement, to provide the notices and to perform other administrative obligations required by the related indenture. Unless otherwise specified in the related prospectus supplement with respect to any trust, as compensation for the performance of the administrator's obligations under the applicable administration agreement and as reimbursement for its expenses related thereto, the administrator will be entitled to an annual administration fee.

               Material Legal Issues Relating to the Receivables

General

     The receivables are "tangible chattel paper" or, in the case of certain of the receivables if so specified in the related prospectus supplement, as "electronic chattel paper", in each case as defined in the UCC. Under the UCC, for most purposes, a sale of chattel paper is treated in a manner similar to a transaction creating a security interest in chattel paper. The seller and the Depositor will cause financing statements to be filed with the appropriate governmental authorities to perfect the interest of the Depositor and the trust in the related receivables. The servicer will hold the receivables transferred to each trust, either directly or through subservicers, as custodian for the related indenture trustee or trustee, as applicable, and the trust. The seller will take all action that is required to perfect the rights of the indenture trustee or the trustee, as applicable, and the trust in the receivables. However, the receivables will not be stamped, or otherwise marked, to indicate that they have been sold to the trust. If, through inadvertence or otherwise, another party purchases or takes a security interest in the receivables for new value in the ordinary course of business and takes possession of the receivables without actual knowledge of the trust's interest, the purchaser or secured party will acquire an interest in the receivables superior to the interest of the trust. The seller and the servicer will be obligated to take those actions which are necessary to protect and perfect the trust's interest in the receivables and their proceeds.

Security Interests in the Financed Vehicles

     Retail installment sale contracts such as the receivables evidence the credit sale of motor vehicles by dealers to obligors; the contracts also constitute personal property security agreements and include grants of security interests in the related vehicles under the UCC. Perfection of security interests in motor vehicles is generally governed by state certificate of title statutes or by the motor vehicle registration laws of the state in which each vehicle is located. In most states, a security interest in a motor vehicle is perfected by notation of the secured party's lien on the vehicle's certificate of title.

     Unless otherwise specified in the related prospectus supplement, the seller will be obligated to have taken all actions necessary under the laws of the state in which the Financed Vehicle is located to perfect its security interest in the Financed Vehicle securing the related receivable purchased by it from a dealer or lender, including, where applicable, by having a notation of its lien recorded on the vehicle's certificate of title or, if appropriate, by perfecting its security interest in the related Financed Vehicles under the UCC. Because the servicer will continue to service the receivables, the obligors on the receivables will not be notified of the sales from the seller to the Depositor or from the Depositor to the trust, and no action will be taken to record the transfer of the security interest from the seller to the Depositor or from the Depositor to the trust by amendment of the certificates of title for the Financed Vehicles or otherwise.

     Each receivables purchase agreement will provide that the seller will assign to the Depositor its interests in the Financed Vehicles securing the receivables assigned by that seller to the Depositor. With respect to each trust, the related sale and servicing agreement or pooling and servicing agreement will provide that the Depositor will assign its interests in the Financed Vehicles securing the related receivables to the trust. However, because of the administrative burden and expense, none of the seller, the Depositor, the servicer or the related trustee will amend any certificate of title to identify either the Depositor or the trust as the new secured party on the certificate of title relating to a Financed Vehicle nor will any entity execute and file any transfer instrument. In most states, the assignment is an effective conveyance of the security interest without amendment of any lien noted on the related certificates of title and the new secured party succeeds to the seller's rights as the secured party as against creditors of the obligor. In some states, in the absence of such endorsement and delivery, neither the indenture trustee nor the trustee may have a perfected security interest in the Financed Vehicle. However, UCC financing statements with respect to the transfer to the Depositor of the seller's security interest in the Financed Vehicles and the transfer to the trust of the Depositor's security interest in the Financed Vehicles will be filed. In addition, the servicer or the custodian will continue to hold any certificates of title relating to the Financed Vehicles in its possession as custodian for the trustee in accordance with the sale and servicing agreement or pooling and servicing agreement, as applicable.

     In most states, the assignments under the receivables purchase agreement and the sale and servicing agreement or pooling and servicing agreement, as applicable, will be effective to convey the security interest of the seller in a Financed Vehicle without amendment of any lien noted on a vehicle's certificate of title, and the assignee succeeds thereby to the assignor's rights as secured party. However, in those states in which re-registration of a Financed Vehicle is not necessary to convey a perfected security interest in the Financed Vehicle to the trust, the trust's security interest could be defeated through fraud or negligence because the trust will not be listed as legal owner on the related certificate of title. Moreover, in other states, in the absence of an amendment and re-registration, a perfected security interest in the Financed Vehicles may not have been effectively conveyed to the trust. In those other states, however, in the absence of fraud, forgery or administrative error by state recording officials, the notation of seller's lien on the certificate of title will be sufficient to protect the trust against the rights of subsequent purchasers of a Financed Vehicle or subsequent creditors who take a security interest in a Financed Vehicle. UCC financing statements with respect to the transfer of the seller's security interest in the Financed Vehicles to the Depositor and with respect to the transfer of the seller's security interest in the Financed Vehicles to the trust will be filed. In the receivables purchase agreement, the seller will represent and warrant to the Depositor, who will in turn assign its rights under that agreement to the applicable trust under the related sale and servicing agreement or pooling and servicing agreement, that the seller obtained a perfected first-priority security interest in each Financed Vehicle prior to its sale and assignment of the related receivable. If there are any Financed Vehicles as to which the seller failed to obtain a first priority perfected security interest, its security interest would be subordinate to, among others, subsequent purchasers of that Financed Vehicle or subsequent creditors who take a perfected security interest in that Financed Vehicle. The failure, however, would constitute a breach of the seller's representations and warranties under the receivables purchase agreement. Accordingly, unless the breach was cured, the related seller would be required to repurchase the related receivable from the trust.

     In most states, a perfected security interest in a vehicle continues for four months after the vehicle is moved to a new state from the one in which it is initially registered and thereafter until the owner re-registers the vehicle in the new state. A majority of states require surrender of the related certificate of title to re-register a vehicle. In those states that require a secured party to hold possession of the certificate of title to maintain perfection of the security interest, the secured party would learn of the re-registration through the request from the obligor under the related installment sale contract or installment loan to surrender possession of the certificate of title. In the case of vehicles registered in states providing for the notation of a lien on the certificate of title but not possession by the secured party, the secured party would receive notice of surrender from the state of re-registration if the security interest is noted on the certificate of title. Thus, the secured party would have the opportunity to re-perfect its security interest in the vehicles in the state of relocation. However, these procedural safeguards will not protect the secured party if, through fraud, forgery or administrative error, the obligor procures a new certificate of title that does not list the secured party's lien. Additionally, in states that do not require a certificate of title for registration of a vehicle, re-registration could defeat perfection. In the ordinary course of servicing the receivables, the servicer will take steps to effect re-perfection upon receipt of notice of re-registration or information from the obligor as to relocation. Similarly, when an obligor sells a Financed Vehicle, the servicer must surrender possession of the certificate of title or will receive notice as a result of its lien and accordingly will have an opportunity to require satisfaction of the related receivable before release of the lien. Under each sale and servicing agreement or pooling and servicing agreement, as applicable, the servicer will be obligated to take appropriate steps, at its own expense, to maintain perfection of the security interests in the Financed Vehicles.

     In most states, liens for repairs performed on a motor vehicle and liens for unpaid taxes take priority over a perfected security interest, even a first priority perfected security interest, in the vehicle. The Internal Revenue Code also grants priority to certain federal tax liens over a perfected security interest in a motor vehicle. The laws of certain states and federal law permit the confiscation of motor vehicles by governmental authorities under certain circumstances if used in unlawful activities, which may result in the loss of a secured party's perfected security interest in a confiscated vehicle. The seller will represent and warrant to the Depositor in each receivables purchase agreement, and the Depositor will in turn assign its rights under the receivables purchase agreement to the related trust in each sale and servicing agreement or pooling and servicing agreement, as applicable, that, as of the related Closing Date, it has no knowledge of any liens or claims that have been filed, including liens for work, labor, materials or unpaid taxes, relating to a Financed Vehicle that are prior to, or equal or coordinate with, the seller's security interest in such Financed Vehicle created by the related receivable. If this representation and warranty is breached and not cured with respect to a Financed Vehicle, the seller will be required to repurchase the related receivable from the related receivable from the trust. However, a prior or equal lien for repairs or taxes could arise at any time during the term of a receivable. No notice will be given to the trustees or the securityholders in the event such a lien or confiscation arises, and any prior or equal lien arising after the Closing Date for a trust would not give rise to a repurchase obligation.

Enforcement of Security Interests in Vehicles

     The servicer on behalf of each trust may take action to enforce its security interest by repossession and resale of the Financed Vehicles securing the trust's receivables. The actual repossession may be contracted out to third party contractors. Under the UCC and laws applicable in most states, a creditor can repossess a motor vehicle securing a loan by voluntary surrender, "self-help" repossession that is "peaceful" or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. In the event of default by the obligor, some jurisdictions require that the obligor be notified of the default and be given a time period within which to cure the default prior to repossession. Generally, this right of cure may only be exercised on a limited number of occasions during the term of the related contract. In addition, the UCC and other state laws require the secured party to provide the obligor with reasonable notice of the date, time and place of any public sale and/or the date after which any private sale of the collateral may be held. The obligor has the right to redeem the collateral prior to actual sale by paying the secured party the unpaid principal balance of the obligation, accrued interest plus reasonable expenses for repossessing, holding and preparing the collateral for disposition and arranging for its sale, plus, in some jurisdictions, reasonable attorneys' fees or in some states, by payment of delinquent installments or the unpaid balance.

     The proceeds of resale of the repossessed vehicles generally will be applied first to the expenses of resale and repossession and then to the satisfaction of the indebtedness. While some states impose prohibitions or limitations on deficiency judgments if the net proceeds from resale do not cover the full amount of the indebtedness, a deficiency judgment can be sought in those states that do not prohibit or limit those judgments. In addition to the notice requirement, the UCC requires that every aspect of the sale or other disposition, including the method, manner, time, place and terms, be "commercially reasonable". Generally, courts have held that when a sale is not "commercially reasonable", the secured party loses its right to a deficiency judgment. In addition, the UCC permits the debtor or other interested party to recover for any loss caused by noncompliance with the provisions of the UCC. Also, prior to a sale, the UCC permits the debtor or other interested person to prohibit the secured party from disposing of the collateral if it is established that the secured party is not proceeding in accordance with the "default" provisions under the UCC. However, the deficiency judgment would be a personal judgment against the obligor for the shortfall, and a defaulting obligor can be expected to have very little capital or sources of income available following repossession. Therefore, in many cases, it may not be useful to seek a deficiency judgment or, if one is obtained, it may be settled at a significant discount or be uncollectible.

     Occasionally, after resale of a repossessed vehicle and payment of all expenses and indebtedness, there is a surplus of funds. In that case, the UCC requires the creditor to remit the surplus to any holder of a subordinate lien with respect to the vehicle or if no lienholder exists, the UCC requires the creditor to remit the surplus to the obligor.

Certain Bankruptcy Considerations

     The Depositor and the seller will take steps in structuring the transactions contemplated hereby so that the transfer of the receivables from the seller to the Depositor and from the Depositor to the trust constitutes a sale, rather than a pledge of the receivables to secure indebtedness of the seller or the Depositor, as the case may be. However, if the seller or the Depositor were to become a debtor under the federal bankruptcy code or similar insolvency laws, it is possible that a creditor or trustee in bankruptcy of the seller or the Depositor, as the case may be, as debtor-in-possession, may argue that the sale of the receivables by the seller or the Depositor, as the case may be, was a pledge of the receivables rather than a sale. This position, if presented to or accepted by a court, could result in a delay in or reduction of distributions to the noteholders or certificateholders, if any.

Consumer Protection Laws

     Numerous federal and state consumer protection laws and related regulations impose substantial requirements upon creditors and servicers involved in consumer finance. These laws include the Truth-in-Lending Act, the Equal Credit Opportunity Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Servicemembers Civil Relief Act, the Military Reservist Relief Act, state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and state motor vehicle retail installment sale acts, retail installment sales acts and other similar laws. Also, the laws of certain states impose finance charge ceilings and other restrictions on consumer transactions and require contract disclosures in addition to those required under federal law. These requirements impose specific statutory liabilities upon creditors who fail to comply with their provisions. In some cases, this liability could affect the ability of an assignee such as the indenture trustee to enforce consumer finance contracts such as the receivables.

     The so-called "Holder-in-Due-Course Rule" of the Federal Trade Commission has the effect of subjecting a seller, and certain related lenders and their assignees, in a consumer credit transaction to all claims and defenses which the obligor in the transaction could assert against the seller of the goods. Liability under the Holder-in-Due-Course Rule is limited to the amounts paid by the obligor under the contract, and the holder of the contract may also be unable to collect any balance remaining due thereunder from the obligor. The Holder-in-Due-Course Rule is generally duplicated by the Uniform Consumer Credit Code, other state statutes or the common law in certain states.

     Most of the receivables will be subject to the requirements of the Holder-in-Due-Course Rule. Accordingly, the trust, as holder of the receivables, will be subject to any claims or defenses that the purchaser of a Financed Vehicle may assert against the seller of the Financed Vehicle. Such claims are limited to a maximum liability equal to the amounts paid by the obligor on the receivable.

     If an obligor were successful in asserting any such claim or defense as described in the two immediately preceding paragraphs, such claim or defense would constitute a breach of a representation and warranty under the receivables purchase agreement and the sale and servicing agreement or the pooling and serving agreement, as applicable, and would create an obligation of the seller to repurchase the receivable unless the breach were cured.

     Courts have applied general equitable principles to secured parties pursuing repossession or litigation involving deficiency balances. These equitable principles may have the effect of relieving an obligor from some or all of the legal consequences of a default.

     In several cases, consumers have asserted that the self-help remedies of secured parties under the UCC and related laws violate the due process protection of the Fourteenth Amendment to the Constitution of the United States. Courts have generally either upheld the notice provisions of the UCC and related laws as reasonable or have found that the creditor's repossession and resale do not involve sufficient state action to afford constitutional protection to consumers.

     Under each receivables purchase agreement, the seller will warrant to the Depositor, who will in turn assign its rights under the receivables purchase agreement to the applicable trust under the related sale and servicing agreement or pooling and servicing agreement, that each receivable complies with all requirements of law in all material respects. Accordingly, if an obligor has a claim against the trust for violation of any law and that claim materially and adversely affects the trust's interest in a receivable, the violation would constitute a breach of the warranties of the seller under the receivables purchase agreement and would create an obligation of the seller to repurchase the receivable unless the breach is cured.

Other Matters

     In addition to the laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including federal bankruptcy laws and related state laws, may interfere with or affect the ability of a creditor to realize upon collateral or enforce a deficiency judgment. For example, in a Chapter 13 proceeding under the federal bankruptcy law, a court may prevent a creditor from repossessing a motor vehicle, and, as part of the rehabilitation plan, reduce the amount of the secured indebtedness to the market value of the motor vehicle at the time of bankruptcy, as determined by the court, leaving the party providing financing as a general unsecured creditor for the remainder of the indebtedness. A bankruptcy court may also reduce the monthly payments due under the related contract or change the rate of interest and time of repayment of the indebtedness.

     Under the terms of the Servicemembers Civil Relief Act, an obligor who enters the military service after the origination of that obligor's receivable (including an obligor who is a member of the National Guard or is in reserve status at the time of the origination of the obligor's receivable and is later called to active duty) (i) is entitled to have the interest rate reduced and capped at 6% per annum for the duration of the military service, (ii) may be entitled to a stay of proceedings on foreclosures and similar actions and
(iii) may have the maturity of the loan extended, or the payments lowered and the payment schedule adjusted. In addition, pursuant to California law, under certain circumstances California residents called into active duty with the National Guard or the reserves can apply to a court to delay payments on retail installment contracts, including the receivables. Application of either of the two foregoing acts or similar acts under state law would adversely affect, for an indeterminate period of time, the ability of the servicer to foreclose on an affected receivable during the obligor's period of active duty status. Thus, if that receivable goes into default, there may be delays and losses occasioned by the inability to exercise the related trust's rights with respect to the receivable and the related Financed Vehicle in a timely fashion.

                   Material Federal Income Tax Consequences

     The following is a summary of material federal income tax consequences of the purchase, ownership and disposition of securities to investors who purchase the securities in the initial distribution and who hold the securities as "capital assets" within the meaning of Section 1221 of the Internal Revenue Code. The summary does not purport to deal with all federal income tax consequences applicable to all categories of holders, some of which may be subject to special rules. For example, it does not discuss the tax treatment of noteholders or certificateholders that are insurance companies, regulated investment companies, dealers in securities, holders that hold the notes or certificates, if any, as part of a hedge, straddle, "synthetic security" or other integrated transaction for United States federal income tax purposes and holders whose functional currency is not the United States dollar.

     The following summary is based upon current provisions of the Internal Revenue Code, the Treasury regulations promulgated thereunder and judicial or ruling authority, all of which are subject to change, which change may be retroactive. Each trust will be provided with an opinion of Sidley Austin Brown & Wood LLP, as federal tax counsel to each trust, regarding certain federal income tax matters discussed below. A legal opinion, however, is not binding on the IRS or the courts. No ruling on any of the issues discussed below will be sought from the IRS. For purposes of the following summary, references to the trust, the notes, the certificates and related terms, parties and documents shall be deemed to refer, unless otherwise specified herein, to each trust and the notes, certificates, if any, and related terms, parties and documents applicable to the trust. Moreover, there are no cases or IRS rulings on similar transactions involving both debt and equity interests issued by a trust with terms similar to those of the notes and the certificates, if any. As a result, the IRS may disagree with all or a part of the discussion below. We suggest that prospective investors consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the notes and the certificates, if any.

     Unless otherwise specified, the following summary relates only to holders of the notes or certificates that are United States Persons. If a partnership (including for this purpose any entity treated as a partnership for United States federal income tax purposes) is a beneficial owner of notes or certificates, the treatment of a partner in the partnership will generally depend upon the status of the partner and upon the activities of the partnership. A holder of the notes or certificates that is a partnership and partners in such partnership should consult their tax advisors about the United States federal income tax consequences of holding and disposing of the notes or certificates, as the case may be.

     Sidley Austin Brown & Wood LLP, as federal tax counsel to each trust, is of the opinion that:


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


     o Unless the prospectus supplement specifies that the related trust will be treated as a grantor trust for federal income tax purposes, assuming compliance with all of the provisions of the applicable agreement, for federal income tax purposes:

          (1) the notes will be characterized as debt unless otherwise stated in the prospectus supplement; and

          (2) the trust will not be characterized as an association, or a publicly traded partnership, taxable as a corporation.

     o If the prospectus supplement indicates that the related trust will be treated as a grantor trust for federal income tax purposes, assuming compliance with all of the provisions of the applicable agreement, for federal income tax purposes:

          (1) the trust will be characterized as a grantor trust under Subpart E, Part 1 of Subchapter J of the Internal Revenue Code and not as an association, or publicly traded partnership, taxable as a corporation; and

          (2) each certificateholder will be treated as the owner of a pro rata undivided interest in the assets included in the trust.

     o Therefore, in either case, the trust will not be subject to an entity level tax for federal income tax purposes.

     Each opinion is an expression of an opinion only, is not a guarantee of results and is not binding on the IRS or any third party.

Trusts Treated as Partnerships

Tax Characterization of the Trust as a Partnership

     In the opinion of Sidley Austin Brown & Wood LLP, as federal tax counsel to each trust, a trust that is treated as a partnership for federal income tax purposes will not be an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. Therefore, the trust itself will not be subject to tax for federal income tax purposes. This opinion will be based on the assumption that the terms of the trust agreement and related documents will be complied with, and on counsel's conclusions that the nature of the income of the trust will exempt it from the rule that certain publicly traded partnerships are taxable as corporations.

     If a trust were taxable as a corporation for federal income tax purposes, the trust would be subject to corporate income tax on its taxable income. The trust's taxable income would include all its income on the receivables and may possibly be reduced by its interest expense on the notes. Any corporate income tax could materially reduce cash available to make payments on the notes and distributions on the certificates, if any, and the related certificateholders could be liable for any tax that is unpaid by the trust.

Tax Consequences to Holders of the Notes

     Treatment of the Notes as Indebtedness. The Depositor will agree, and the noteholders and beneficial owners of notes will agree by their purchase of notes to treat the notes as debt for federal income tax purposes. In the opinion of Sidley Austin Brown & Wood LLP, except as otherwise provided in the related prospectus supplement, the notes will be classified as debt for federal income tax purposes. The discussion below assumes that this characterization is correct.

     Original Issue Discount, etc. The discussion below assumes that all payments on the notes are denominated in United States dollars, that principal and interest is payable on the notes and that the notes are not indexed securities or entitled to principal or interest payments with disproportionate, nominal or no payments. Moreover, the discussion assumes that the interest formula for the notes meets the requirements for "qualified stated interest" under the Treasury regulations relating to original issue discount (or, the original issue discount regulations), and that any original issue discount on the notes, i.e., any excess of the principal amount of the notes over their issue price, does not exceed a de minimis amount, i.e., 1/4% of their principal amount multiplied by their weighted average maturities included in their term, all within the meaning of the original issue discount regulations. The determination of full years to maturity and the accrual of original issue discount, if any, should be made using a reasonable prepayment assumption pursuant to Section 1272(a)(6) of the Internal Revenue Code. To date, the IRS has not issued any guidance under Section 1272(a)(6) of the Internal Revenue Code. We suggest that you consult your tax advisor as to the operation of these rules. If these conditions are not satisfied with respect to the notes, additional tax considerations with respect to the notes will be provided in the applicable prospectus supplement.

     Interest Income on the Notes. Based on the foregoing assumptions, except as discussed in the following paragraph, the notes will not be considered to have been issued with original issue discount. The stated interest thereon will be taxable to a noteholder as ordinary interest income when received or accrued in accordance with the noteholder's method of tax accounting. Under the original issue discount regulations, a holder of a note issued with a de minimis amount of original issue discount must include any original issue discount in income, on a pro rata basis, as principal payments are made on the note. A subsequent purchaser who buys a note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Internal Revenue Code.

     A holder of a note having a fixed maturity of one year or less, known as a "Short-Term Note", may be subject to special rules. An accrual basis holder of a Short-Term Note, and certain cash method holders, including regulated investment companies, as set forth in Section 1281 of the Internal Revenue Code, generally would be required to report interest income as interest accrues on a straight-line basis over the term of each interest period. Other cash basis holders of a Short-Term Note would, in general, be required to report interest income as interest is paid, or, if earlier, upon the taxable disposition of the Short-Term Note. However, a cash basis holder of a Short-Term Note reporting interest income as it is paid may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the Short-Term Note until the taxable disposition of the Short-Term Note. A cash basis taxpayer may elect under
Section 1281 of the Internal Revenue Code to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the taxpayer would include interest on the Short-Term Note in income as it accrues, but would not be subject to the interest expense deferral rule referred to in the preceding sentence. Certain special rules apply if a Short-Term Note is purchased for more or less than its principal amount.

     Sale or Other Disposition. If a noteholder sells a note, the holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the note. The adjusted tax basis of a note to a particular noteholder will equal the holder's cost for the note, increased by any market discount and original issue discount previously included by the noteholder in income with respect to the note and decreased by the amount of bond premium, if any, previously amortized and by the amount of principal payments previously received by the noteholder with respect to the note. Any gain or loss will be capital gain or loss if the note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Any capital gain recognized upon a sale, exchange or other disposition of a note will be long-term capital gain if the seller's holding period is more than one year and will be short-term capital gain if the seller's holding period is one year or less. The deductibility of capital losses is subject to certain limitations. We suggest that prospective investors consult with their own tax advisors concerning the United States federal tax consequences of the sale, exchange or other disposition of a note.

     Foreign Holders. Interest payments made, or accrued, to a noteholder who is a Foreign Person that is an individual or corporation for federal income tax purposes generally will be considered "portfolio interest", and generally will not be subject to United States federal income tax and withholding if the interest is not effectively connected with the conduct of a trade or business within the United States by the Foreign Person and the Foreign Person (i) is not actually or constructively a "10 percent shareholder" of the trust or the Depositor (including a holder of 10% of the outstanding certificates, if any), a "controlled foreign corporation" with respect to which the trust or the seller is a "related person" within the meaning of the Internal Revenue Code or a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business and (ii) provides the indenture trustee or other person who is otherwise required to withhold United States tax with respect to the notes with an appropriate statement, on IRS Form W-8BEN or a similar form, signed under penalty of perjury, certifying that the beneficial owner of the note is a Foreign Person and providing the Foreign Person's name and address. In the case of a Foreign Person that is an individual or a corporation (or an entity treated as such for federal income tax purposes), if a note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a copy of the IRS Form W-8BEN or substitute form provided by the Foreign Person that owns the note. If such interest is not portfolio interest, then it will be subject to withholding tax unless the Foreign Person provides a properly executed (i) IRS Form W-8BEN claiming an exemption from or reduction in withholding under the benefit of a tax treaty or (ii) IRS Form W-8ECI stating that interest paid is not subject to withholding tax because it is effectively connected with the Foreign Person's conduct of a trade or business in the United States. If the interest is effectively connected income, the Foreign Person, although exempt from the withholding tax discussed above, will be subject to United States federal income tax on that interest at graduated rates. A Foreign Person other than an individual or corporation (or an entity treated as such for federal income tax purposes) holding the notes on its own behalf may have substantially increased reporting requirements. In particular, in case of notes held by a foreign partnership or foreign trust, the partners or beneficiaries, as the case may be, may be required to provide certain additional information.

     Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a note by a Foreign Person will be exempt from United States federal income and withholding tax, provided that (i) the gain is not effectively connected with the conduct of a trade or business in the United States by the Foreign Person and (ii) in the case of an individual Foreign Person, the Foreign Person is not present in the United States for 183 days or more in the taxable year and does not otherwise have a "tax home" within the United States.

     Backup Withholding. Each holder of a note, other than an exempt holder such as a corporation, tax-exempt organization, qualified pension and profit-sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident, will be required to provide, under penalty of perjury, a certificate containing the holder's name, address, correct federal taxpayer identification number and a statement that the holder is not subject to backup withholding. Should a nonexempt noteholder fail to provide the required certification, the trust will be required to backup withhold a certain portion of the amount otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

     Possible Alternative Treatments of the Notes. If, contrary to the opinion of Sidley Austin Brown & Wood LLP, the IRS successfully asserted that one or more of the notes did not represent debt for federal income tax purposes, the notes might be treated as equity interests in the trust. If so treated, the trust might be treated as a publicly traded partnership taxable as a corporation with potentially adverse tax consequences, and the publicly traded partnership taxable as a corporation would not be able to reduce its taxable income by deductions for interest expense on notes recharacterized as equity. Alternatively, and most likely in the view of Sidley Austin Brown & Wood LLP, the trust would be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Payments on the notes treated as equity interests in such a partnership would probably be treated as guaranteed payments, which could result in adverse tax consequences to certain holders. For example, income to certain tax-exempt entities, including pension funds, would be "unrelated business taxable income", income to foreign holders generally would be subject to United States tax and United States tax return filing and withholding requirements, and individual holders might be subject to certain limitations on their ability to deduct their share of trust expenses. For a discussion of the tax treatment of an equity interest in the Trust, see "-Tax Consequences to Holders of the Certificates" below.

Tax Consequences to Holders of the Certificates

     Treatment of the Trust as a Partnership. Unless otherwise provided in the applicable prospectus supplement, the Depositor will agree, and the certificateholders will agree by their purchase of certificates, to treat the trust as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the trust, the partners of the partnership being the certificateholders, including the seller in its capacity as recipient of distributions from any reserve fund, and the notes being debt of the related partnership. However, the proper characterization of the arrangement involving the trust, the certificates, the notes, the Depositor and the seller is not clear because there is no authority on transactions closely comparable to that contemplated herein.

     A Variety of Alternative Characterizations are Possible. For example, because the certificates have certain features characteristic of debt, the certificates might be considered debt of the Depositor or the trust. That characterization would not result in materially adverse tax consequences to certificateholders as compared to the consequences from treatment of the certificates as equity in a partnership, described below. See "Tax Consequences to Holders of the Notes" above. The following discussion assumes that the certificates represent equity interests in a partnership.

     Indexed Securities, etc. The following discussion assumes that all payments on the certificates are denominated in United States dollars, principal and interest are distributed on the certificates, a series of securities includes a single class of certificates and that the certificates are not indexed securities or entitled to principal or interest payments with disproportionate, nominal or no payments. If these conditions are not satisfied with respect to any given series of certificates, additional tax considerations with respect to the certificates will be disclosed in the applicable prospectus supplement.

     Partnership Taxation. As a partnership, the trust will not be subject to federal income tax. Rather, each certificateholder will be required to separately take into account the holder's allocated share of income, gains, losses, deductions and credits of the trust. The trust's income will consist primarily of interest and finance charges earned on the receivables, including appropriate adjustments for market discount, original issue discount and bond premium, and any gain upon collection or disposition of receivables. The trust's deductions will consist primarily of interest accruing with respect to the notes, servicing and other fees and losses or deductions upon collection or disposition of receivables.

     The tax items of a partnership are allocable to the partners in accordance with the Internal Revenue Code, Treasury regulations and the partnership agreement, in this case, the trust agreement and related documents. The trust agreement will provide, in general, that the certificateholders will be allocated taxable income of the trust for each month equal to the sum of:

     (i) the interest that accrues on the certificates in accordance with their terms for that month, including interest accruing at the applicable pass-through or certificate rate for that month and interest on amounts previously due on the certificates but not yet distributed;

     (ii) any trust income attributable to discount on the receivables that corresponds to any excess of the principal amount of the certificates over their initial issue price;

     (iii) any prepayment premium payable to the certificateholders for that month; and

     (iv) any other amounts of income payable to the certificateholders for that month.

     That allocation will be reduced by any amortization by the trust of premium on receivables that corresponds to any excess of the issue price of certificates over their principal amount. All remaining taxable income of the trust will be allocated to the Depositor. Based on the economic arrangement of the parties, this approach for allocating trust income should be permissible under applicable Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to certificateholders. Moreover, even under the foregoing method of allocation, certificateholders may be allocated income equal to the entire pass-through or certificate rate plus the other items described above even though the trust might not have sufficient cash to make current cash distributions of these amounts. Thus, cash basis holders will in effect be required to report income from the certificates on the accrual basis and certificateholders may become liable for taxes on trust income even if they have not received cash from the trust to pay these taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all certificateholders but certificateholders may be purchasing certificates at different times and at different prices, certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the trust. See "Material Federal Income Tax Consequences--Trusts Treated as Partnerships--Allocations Between Transferors and Transferees".

     All of the taxable income allocated to a certificateholder that is a pension, profit sharing plan, Plan or other tax-exempt entity (including an individual retirement account) will constitute "unrelated business taxable income" generally taxable to the holder under the Internal Revenue Code.

     An individual taxpayer's share of expenses of the trust (including fees to the servicer but not interest expense) would be miscellaneous itemized deductions. Those deductions might be disallowed to the individual in whole or in part and might result in the holder being taxed on an amount of income that exceeds the amount of cash actually distributed to the holder over the life of the trust.

     The trust intends to make all tax calculations relating to income and allocations to certificateholders on an aggregate basis. If the IRS were to require that these calculations be made separately for each receivable, the trust might be required to incur additional expense but it is believed that there would not be a material adverse effect on certificateholders.

     Discount and Premium. Unless otherwise indicated in the applicable prospectus supplement, the seller will represent that the receivables were not issued with original issue discount, and, therefore, the trust should not have original issue discount income. However, the purchase price paid by the trust for the receivables may be greater or less than the remaining principal balance of the receivables at the time of purchase. If so, the receivables will have been acquired at a premium or discount, as the case may be. As indicated above, the trust will make this calculation on an aggregate basis, but might be required to recompute it on a receivable-by-receivable basis.

     If the trust acquires the receivables at a market discount or premium, the trust will elect to include that discount in income currently as it accrues over the life of the receivables or to offset that premium against interest income on the receivables. As indicated above, a portion of that market discount income or premium deduction may be allocated to certificateholders.

     Section 708 Termination. Under Section 708 of the Internal Revenue Code, the trust will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the trust are sold or exchanged within a 12-month period. Pursuant to final Treasury regulations issued on May 9, 1997, if such a termination occurs, the trust will be considered to have contributed the assets consisting of the old partnership to a new partnership in exchange for interests in the partnership. The interests would be deemed distributed to the partners of the old partnership in liquidation thereof, which would not constitute a taxable sale or exchange.

     Disposition of Certificates. Generally, capital gain or loss will be recognized on a sale of certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the certificates sold. A certificateholder's tax basis in a certificate will generally equal the holder's cost increased by the holder's share of trust income (includable in income) and decreased by any distributions received with respect to the certificate. In addition, both the tax basis in the certificates and the amount realized on a sale of a certificate would include the holder's share of the principal amount of the notes and other liabilities of the trust. A holder acquiring certificates at different prices may be required to maintain a single aggregate adjusted tax basis in the certificates, and, upon sale or other disposition of some of the certificates, allocate a portion of that aggregate tax basis to the certificates sold, rather than maintaining a separate tax basis in each certificate for purposes of computing gain or loss on a sale of that certificate.

     Any gain on the sale of a certificate attributable to the holder's share of unrecognized accrued market discount on the receivables would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The trust does not expect to have any other assets that would give rise to these special reporting requirements. Thus, to avoid those special reporting requirements, the trust will elect to include market discount in income as it accrues.

     If a certificateholder is required to recognize an aggregate amount of income, not including income attributable to disallowed itemized deductions described above, over the life of the certificates that exceeds the aggregate cash distributions with respect thereto, the excess will generally give rise to a capital loss upon the retirement of the certificates.

     Allocations Between Transferors and Transferees. In general, the trust's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the certificateholders in proportion to the principal amount of certificates owned by them as of the close of the last day of the month. As a result, a holder purchasing certificates may be allocated tax items, which will affect its tax liability and tax basis, attributable to periods before the actual transaction.

     The use of a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed, or only applies to transfers of less than all of the partner's interest, taxable income or losses of the trust might be reallocated among the certificateholders. The Depositor is authorized to revise the trust's method of allocation between transferors and transferees to conform to a method permitted by future regulations.

     Section 754 Election. In the event that a certificateholder sells its certificates at a profit or loss, the purchasing certificateholder will have a higher or lower basis in the certificates than the selling certificateholder had. The tax basis of the trust's assets will not be adjusted to reflect that higher or lower basis unless the trust were to file an election under Section 754 of the Internal Revenue Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the trust will not make that election. As a result, certificateholders might be allocated a greater or lesser amount of trust income than would be appropriate based on their own purchase price for the certificates.

     Administrative Matters. The trustee is required to keep or have kept complete and accurate books of the trust. The books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the trust will be the calendar year. The trustee will file a partnership information return, IRS Form 1065, with the IRS for each taxable year of the trust and will report each certificateholder's allocable share of items of trust income and expense to holders and the IRS on Schedule K-1. The trust will provide the Schedule K-1 information to nominees that fail to provide the trust with the information statement described below and the nominees will be required to forward the information to the beneficial owners of the certificates. Generally, holders must file tax returns that are consistent with the information return filed by the trust or be subject to penalties unless the holder notifies the IRS of all such inconsistencies.

     Under Section 6031 of the Internal Revenue Code, any person that holds certificates as a nominee at any time during a calendar year is required to furnish the trust with a statement containing certain information on the nominee, the beneficial owners and the certificates so held. The information includes (1) the name, address and taxpayer identification number of the nominee and (2) as to each beneficial owner (a) the name, address and identification number of the person, (b) whether the person is a United States Person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing and (c) certain information on certificates that were held, bought or sold on behalf of the person throughout the year. In addition, brokers and financial institutions that hold certificates through a nominee are required to furnish directly to the trust information as to themselves and their ownership of certificates. A clearing agency registered under Section 17A of the Exchange Act, is not required to furnish this information statement to the trust. The information referred to above for any calendar year must be furnished to the trust on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the trust with the information described above may be subject to penalties.

     The Depositor will be designated as the tax matters partner in the related trust agreement or sale and servicing agreement and, therefore, will be responsible for representing the certificateholders in any dispute with the IRS. The Internal Revenue Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the trust by the appropriate taxing authorities could result in an adjustment of the returns of the certificateholders, and, under certain circumstances, a certificateholder may be precluded from separately litigating a proposed adjustment to the items of the trust. An adjustment could also result in an audit of a certificateholder's returns and adjustments of items not related to the income and losses of the trust.

     Tax Consequences to Foreign Certificateholders. It is not clear whether the trust would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-United States persons because there is no clear authority dealing with that issue under facts substantially similar to those described herein. Although it is not expected that the trust would be engaged in a trade or business in the United States for these purposes, the trust may withhold as if it were so engaged in order to protect the trust from possible adverse consequences of a failure to withhold. The trust expects to withhold on the portion of its taxable income that is allocable to foreign certificateholders pursuant to Section 1446 of the Internal Revenue Code, as if the income were effectively connected to a United States trade or business, at the highest rate of tax applicable to their United States domestic counterparts in the case of foreign corporations, partnerships, trusts and estates and individual nonresident aliens, respectively. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the trust to change its withholding procedures. In determining a holder's withholding status, the trust may rely on IRS Form W-8BEN, IRS Form W-9 or the holder's certification of nonforeign status signed under penalty of perjury.

     Each foreign holder might be required to file a United States individual or corporate income tax return on its share of the trust's income, and in the case of a corporation, may be subject to the branch profits tax. Each foreign holder must obtain a taxpayer identification number from the IRS and submit that number to the trust on IRS Form W-8BEN, or substantially identical form, in order to assure appropriate crediting of the taxes withheld. A foreign holder generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the trust, taking the position that no taxes were due because the trust was not engaged in a United States trade or business. However, interest payments made, or accrued, to a certificateholder who is a Foreign Person generally will be considered guaranteed payments to the extent the payments are determined without regard to the income of the trust. If these interest payments are properly characterized as guaranteed payments, then the interest will not be considered "portfolio interest". As a result, certificateholders will be subject to United States federal income tax and withholding tax unless eliminated pursuant to an applicable treaty. In that case, a foreign holder would only be entitled to claim a refund for that portion of the taxes in excess of the taxes that should be withheld with respect to the guaranteed payments.

     A Foreign Person that is not an individual or corporation (or an entity treated as such for federal income tax purposes) may be subject to more complex rules. In particular, in the case of certificates held by a foreign partnership or foreign trust, the partners or beneficiaries, as the case may be, may be required to provide certain additional information.

     Backup Withholding. Distributions made on the certificates and proceeds from the sale of the certificates will be subject to "backup" withholding tax if, in general, the certificateholder fails to comply with certain identification procedures, unless the holder is an exempt recipient under applicable provisions of the Internal Revenue Code.

Trusts in Which all Certificates are Retained by the Seller or an Affiliate of the Seller

Tax Characterization of the Trust

     In the opinion of Sidley Austin Brown & Wood LLP, as federal tax counsel to each trust, a trust which issues one or more classes of notes to investors and all the certificates of which are retained by the seller or an affiliate thereof will not be an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. Therefore, the trust itself will not be subject to tax for federal income tax purposes. This opinion will be based on the assumption that the terms of the trust agreement and related documents will be complied with, and on counsel's conclusions that the trust will constitute a mere security arrangement for the issuance of debt by the single certificateholder.

     Treatment of the Notes as Indebtedness. The seller will agree, and the noteholders will agree by their purchase of notes, to treat the notes as debt for federal income tax purposes. In the opinion of Sidley Austin Brown & Wood LLP, except as otherwise provided in the related prospectus supplement, the notes will be classified as debt for federal income tax purposes. Assuming this characterization of the notes is correct, the federal income tax consequences to noteholders described above under "-Trusts Treated as Partnerships--Tax Consequences to Holders of the Notes" would apply to the noteholders.

     If, contrary to the opinion of Sidley Austin Brown & Wood LLP, the IRS successfully asserted that one or more classes of notes did not represent debt for federal income tax purposes, this class or classes of notes might be treated as equity interests in the trust. If so treated, the trust might be treated as a publicly traded partnership taxable as a corporation with potentially adverse tax consequences, and the publicly traded partnership taxable as a corporation would not be able to reduce its taxable income by deductions for interest expense on notes recharacterized as equity. Alternatively, and more likely in the view of Sidley Austin Brown & Wood LLP, the trust would most likely be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Nonetheless, treatment of notes as equity interests in a partnership could have adverse tax consequences to certain holders of the notes. For example, income to certain tax-exempt entities, including pension funds, might be treated as "unrelated business taxable income", income to foreign holders may be subject to United States withholding tax and United States tax return filing requirements, and individual holders might be subject to certain limitations on their ability to deduct their share of trust expenses. In the event one or more classes of notes were treated as interests in a partnership, the consequences governing the certificates as equity interests in a partnership described above under "-Trusts Treated as Partnerships--Tax Consequences to Holders of the Certificates" would apply to the holders of the notes.

Trusts Treated as Grantor Trusts

Tax Characterization of the Trust as a Grantor Trust

     If a partnership election is not made, Sidley Austin Brown & Wood LLP, as federal tax counsel to each trust, is of the opinion that the trust will be characterized as a grantor trust under Subpart E, Part 1 of Subchapter J of the Internal Revenue Code and not as an association, or publicly traded partnership, taxable as a corporation. Therefore, the trust itself will not be subject to tax for federal income tax purposes. In this case, Grantor Trust Certificateholders will be treated for federal income tax purposes as owners of a portion of the trust's assets as described below.

     Characterization. Each Grantor Trust Certificateholder will be treated as the equitable owner of a pro rata undivided interest in each of the receivables in the trust, including any principal and interest payments received by the trust. Any amounts received by a Grantor Trust
Certificateholder in lieu of amounts due with respect to any receivable because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

     Each Grantor Trust Certificateholder will be required to report on its federal income tax return in accordance with the Grantor Trust Certificateholder's method of accounting its pro rata share of the entire income from the receivables in the trust represented by Grantor Trust Certificates, including interest, original interest discount, if any, prepayment fees, assumption fees, any gain recognized upon an assumption and late payment charges received by the servicer. Under Sections 162 or 212 of the Internal Revenue Code, each Grantor Trust Certificateholder will be entitled to deduct its pro rata share of servicing fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment charges retained by the servicer, provided that these amounts are reasonable compensation for services rendered to the trust. Grantor Trust Certificateholders that are individuals, estates or trusts will be entitled to deduct their share of expenses only to the extent these expenses plus all other Section 212 expenses exceed two percent of their adjusted gross income. In addition, Section 68 of the Internal Revenue Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over that amount or
(ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. This reduction is scheduled to be phased out from 2006 through 2009 and reinstated after 2010 under the Economic Growth and Tax Relief Reconciliation Act of 2001. Further, Grantor Trust Certificateholders, other than corporations, subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining such holders' alternative minimum taxable income. A Grantor Trust Certificateholder using the cash method of accounting must take into account its pro rata share of income and deductions as and when collected by or paid to the servicer. A Grantor Trust Certificateholder using an accrual method of accounting must take into account its pro rata share of income and deductions as they become due or are paid to the servicer, whichever is earlier. If the servicing fees paid to the servicer are deemed to exceed reasonable servicing compensation, the amount of that excess could be considered as an ownership interest retained by the servicer (or any person to whom the servicer assigned for value all or a portion of the servicing fees) in a portion of the interest payments on the receivables. The receivables would then be subject to the "stripped bond" rules of the Internal Revenue Code discussed below.


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


     Stripped Bonds. If the servicing fees on the receivables are deemed to exceed reasonable servicing compensation, based on recent guidance by the IRS, each purchaser of a Grantor Trust Certificate will be treated as the purchaser of a stripped bond which generally should be treated as a single debt instrument issued on the day it is purchased for purposes of calculating any original issue discount. Generally, under the recently issued Section 1286 Treasury Regulations, if the discount on a stripped bond is larger than a de minimis amount, as calculated for purposes of the original issue discount rules of the Internal Revenue Code, the stripped bond will be considered to have been issued with original issue discount. The original issue discount on a Grantor Trust Certificate will be the excess of the Grantor Trust Certificate's stated redemption price over its issue price. The issue price of a Grantor Trust Certificate as to any purchaser will be equal to the price paid by the purchaser of the Grantor Trust Certificate. The stated redemption price of a Grantor Trust Certificate will be the sum of all payments to be made on the Grantor Trust Certificate other than "qualified stated interest", if any. Based on the preamble to the Section 1286 Treasury Regulations, Sidley Austin Brown & Wood LLP is of the opinion that, although the matter is not entirely clear, the interest income on the certificates at the sum of the pass through rate and the portion of the servicing fee rate that does not constitute excess servicing will be treated as "qualified stated interest" within the meaning of the Section 1286 Treasury Regulations and that income will be so treated in the trustee's tax information reporting. Notice will be given in the applicable pricing supplement when it is determined that Grantor Trust Certificates will be issued with greater than de minimis original issue discount.

     Original Issue Discount on Stripped Bonds. If the stripped bonds have more than a de minimis amount of original issue discount, the special rules of the Internal Revenue Code relating to "original issue discount", currently Internal Revenue Code Sections 1271 through 1273 and 1275, will be applicable to a Grantor Trust Certificateholder's interest in those receivables treated as stripped bonds. Generally, a Grantor Trust Certificateholder that acquires an interest in a stripped bond issued or acquired with original issue discount must include in gross income the sum of the "daily portions", as defined below, of the original issue discount on that stripped bond for each day on which it owns a certificate, including the date of purchase but excluding the date of disposition. In the case of an original Grantor Trust Certificateholder, the daily portions of original issue discount with respect to a stripped bond generally would be determined as follows. A calculation will be made of the portion of original issue discount that accrues on the stripped bond during each successive monthly accrual period, or shorter period in respect of the date of original issue or the final Distribution Date. This will be done, in the case of each full monthly accrual period, by adding (1) the present value of all remaining payments to be received on the stripped bond under the prepayment assumption used in respect of the stripped bonds and
(2) any payments received during that accrual period, and subtracting from that total the "adjusted issue price" of the stripped bond at the beginning of that accrual period. No representation is made that the stripped bonds will prepay at any prepayment assumption. The "adjusted issue price" of a stripped bond at the beginning of the first accrual period is its issue price, as determined for purposes of the original issue discount rules of the Internal Revenue Code, and the "adjusted issue price" of a stripped bond at the beginning of a subsequent accrual period is the "adjusted issue price" at the beginning of the immediately preceding accrual period plus the amount of original issue discount allocable to that accrual period and reduced by the amount of any payment, other than "qualified stated interest", made at the end of or during that accrual period. The original issue discount accruing during that accrual period will then be divided by the number of days in the period to determine the daily portion of original issue discount for each day in the period. With respect to an initial accrual period shorter than a full monthly accrual period, the daily portions of original issue discount must be determined according to an appropriate allocation under either an exact or approximate method set forth in the original issue discount regulations, or some other reasonable method, provided that the method is consistent with the method used to determine the yield to maturity of the stripped bonds.

     With respect to stripped bonds, the method of calculating original issue discount as described above will cause the accrual of original issue discount to either increase or decrease, but never below zero, in any given accrual period to reflect the fact that prepayments are occurring at a faster or slower rate than the prepayment assumption used in respect of the stripped bonds. We suggest that subsequent purchasers that purchase stripped bonds at more than a de minimis discount consult their tax advisors with respect to the proper method to accrue the original issue discount.

     Market Discount if Stripped Bond Rules Do Not Apply. A Grantor Trust Certificateholder that acquires an undivided interest in receivables may be subject to the market discount rules of Internal Revenue Code Sections 1276 through 1278 to the extent an undivided interest in a receivable is considered to have been purchased at a "market discount". Generally, the amount of market discount is equal to the excess of the portion of the principal


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


amount of the receivable allocable to the holder's undivided interest over the holder's tax basis in the interest. Market discount with respect to a Grantor Trust Certificate will be considered to be zero if the amount allocable to the Grantor Trust Certificate is less than 0.25% of the Grantor Trust Certificate's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued; therefore, we suggest that investors consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Internal Revenue Code Sections 1276 through 1278.

     The Internal Revenue Code provides that any principal payment, whether a scheduled payment or a prepayment, or any gain on disposition of a market discount bond shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of the payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

     The Internal Revenue Code also grants the Treasury Department authority to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. While the Treasury Department has not yet issued regulations, rules described in the relevant legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. If a Grantor Trust Certificate is issued with original issue discount, the amount of market discount that accrues during any accrual period would be equal to the product of (1) the total remaining market discount and (2) a fraction, the numerator of which is the original issue discount accruing during the period and the denominator of which is the total remaining original issue discount at the beginning of the accrual period. For Grantor Trust Certificates issued without original issue discount, the amount of market discount that accrues during a period is equal to the product of (1) the total remaining market discount and (2) a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the accrual period. For purposes of calculating market discount under any of the above methods in the case of instruments, such as the Grantor Trust Certificates, that provide for payments that may be accelerated by reason of prepayments of other obligations securing the instruments, the same prepayment assumption applicable to calculating the accrual of original issue discount will apply. Because the regulations described above have not been issued, it is impossible to predict what effect those regulations might have on the tax treatment of a Grantor Trust Certificate purchased at a discount or premium in the secondary market.

     A holder who acquired a Grantor Trust Certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry the Grantor Trust Certificate purchased with market discount. For these purposes, the de minimis rule referred above applies. Any deferred interest expense would not exceed the market discount that accrues during the taxable year and is, in general, allowed as a deduction not later than the year in which the market discount is includable in income. If the holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by the holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Premium. The price paid for a Grantor Trust Certificate by a holder will be allocated to the holder's undivided interest in each receivable based on each receivable's relative fair market value, so that the holder's undivided interest in each receivable will have its own tax basis. A Grantor Trust Certificateholder that acquires an interest in receivables at a premium may elect to amortize the premium under a constant interest method. Amortizable bond premium will be treated as an offset to interest income on the Grantor Trust Certificate. The basis for the Grantor Trust Certificate will be reduced to the extent that amortizable premium is applied to offset interest payments. It is not clear whether a reasonable prepayment assumption should be used in computing amortization of premium allowable under Internal Revenue Code
Section 171. A Grantor Trust Certificateholder that makes this election for a Grantor Trust Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that the Grantor Trust Certificateholder acquires during the year of the election or thereafter.

     If a premium is not subject to amortization using a reasonable prepayment assumption, the holder of a Grantor Trust Certificate acquired at a premium should recognize a loss if a receivable prepays in full, equal to the


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


difference between the portion of the prepaid principal amount of the receivable that is allocable to the Grantor Trust Certificate and the portion of the adjusted basis of the Grantor Trust Certificate that is allocable to the receivable. If a reasonable prepayment assumption is used to amortize the premium, it appears that such a loss would be available, if at all, only if prepayments have occurred at a rate faster than the reasonable assumed prepayment rate. It is not clear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

     On December 30, 1997, the IRS issued final regulations dealing with amortizable bond premium. These regulations specifically do not apply to prepayable debt instruments subject to Internal Revenue Code Section 1272(a)(6). Absent further guidance from the IRS, the trustee intends to account for amortizable bond premium in the manner described above. It is recommended that prospective purchasers of the certificates consult their tax advisors regarding the possible application of these amortizable bond premium regulations.

     Election to Treat All Interest as Original Issue Discount. The original issue discount regulations permit a Grantor Trust Certificateholder to elect to accrue all interest, discount, including de minimis market or original issue discount, and premium in income as interest, based on a constant yield method. If such an election were to be made with respect to a Grantor Trust Certificate with market discount, the Grantor Trust Certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that the Grantor Trust Certificateholder acquires during the year of the election or thereafter. Similarly, a Grantor Trust Certificateholder that makes this election for a Grantor Trust Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that the Grantor Trust Certificateholder owns or acquires. See "Material Federal Income Tax Consequences-Trusts Treated as Grantor Trusts-Tax Characterization of the Trust as a Grantor Trust-Premium". The election to accrue interest, discount and premium on a constant yield method with respect to a Grantor Trust Certificate is irrevocable.

     Sale or Exchange of a Grantor Trust Certificate. Sale or exchange of a Grantor Trust Certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the owner's adjusted basis in the Grantor Trust Certificate. The adjusted basis generally will equal the seller's purchase price for the Grantor Trust Certificate, increased by the original issue discount included in the seller's gross income with respect to the Grantor Trust Certificate, and reduced by principal payments on the Grantor Trust Certificate previously received by the seller. The gain or loss will be capital gain or loss to an owner for which a Grantor Trust Certificate is a "capital asset" within the meaning of Section 1221, and will be long-term or short-term depending on whether the Grantor Trust Certificate has been owned for the long-term capital gain holding period, currently more than 12 months.

     Grantor Trust Certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1), so that gain or loss recognized from the sale of a Grantor Trust Certificate by a bank or a thrift institution to which the section applies will be treated as ordinary income or loss.

     Foreign Persons. Generally, interest or original issue discount paid by the person required to withhold tax under Internal Revenue Code Section 1441 or 1442 to (i) an owner that is not a United States Person or (ii) a Grantor Trust Certificateholder holding on behalf of an owner that is not a United States Person will not be subject to withholding to the extent that a Grantor Trust Certificate evidences ownership in receivables issued after July 18, 1984, by natural persons if the Grantor Trust Certificateholder complies with certain identification requirements, including delivery of a statement, signed by the Grantor Trust Certificateholder under penalty of perjury, certifying that the Grantor Trust Certificateholder is not a United States Person and providing the name and address of the Grantor Trust Certificateholder. In the case of a Grantor Trust Certificateholder that is not an individual or corporation (or an entity treated as such for federal income tax purposes), more complex rules may apply. In particular, in the case of certificates held by a foreign partnership or foreign trust, the partners or beneficiaries, as the case may be, may be required to provide certain additional information. Additional restrictions apply to receivables of where the obligor is not a natural person in order to qualify for the exemption from withholding.

     Information Reporting and Backup Withholding. The servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a Grantor Trust Certificateholder at any time during the year, the information as may be deemed necessary or desirable to assist Grantor Trust


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


Certificateholders in preparing their federal income tax returns, or to enable holders to make the information available to beneficial owners or financial intermediaries that hold Grantor Trust Certificates as nominees on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that the person has not reported all interest and dividend income required to be shown on its federal income tax return, backup withholding may be required with respect to any payments. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against the recipient's federal income tax liability.

                        Certain State Tax Consequences

     The activities of servicing and collecting the receivables will be undertaken by the servicer. Because of the variation in each state's tax laws based in whole or in part upon income, it is impossible to predict tax consequences to holders of securities in all of the state taxing jurisdictions in which they are already subject to tax. We suggest that securityholders consult their own tax advisors with respect to state tax consequences arising out of the purchase, ownership and disposition of notes and certificates, if any.

     The federal and state tax discussions set forth above are included for information only and may not be applicable depending upon a securityholder's particular tax situation. We suggest that prospective purchasers consult their tax advisors with respect to the tax consequences to them of the purchase, ownership and disposition of securities, including the tax consequences under state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

                             ERISA Considerations

     Section 406 of ERISA and Section 4975 of the Internal Revenue Code prohibit a pension, profit sharing or other employee benefit or other plan (such as an individual retirement account and certain types of Keogh plans) that is subject to Title I of ERISA or to Section 4975 of the Internal Revenue Code from engaging in certain transactions involving plan assets with persons that are "parties in interest" under ERISA or "disqualified person" under the Internal Revenue Code with respect to the Plan. Certain governmental plans, although not subject to ERISA or the Internal Revenue Code, are subject to a Similar Law that imposes similar requirements. A violation of these "prohibited transaction" rules may generate excise tax and other liabilities under ERISA and the Internal Revenue Code or under Similar Law for these persons.

     Depending on the relevant facts and circumstances, certain prohibited transaction exemptions may apply to the purchase and holding of the securities--for example:

     o Prohibited Transaction Class Exemption 96-23, which exempts certain transactions effected by an "in-house asset manager";

     o Prohibited Transaction Class Exemption 95-60, which exempts certain transactions between insurance company general accounts and parties in interest;

     o Prohibited Transaction Class Exemption 91-38, which exempts certain transactions between bank collective investment funds and parties in interest;

     o Prohibited Transaction Class Exemption 90-1, which exempts certain transactions between insurance company pooled separate accounts and parties in interest; or

     o Prohibited Transaction Class Exemption 84-14, which exempts certain transactions effected by a "qualified professional asset manager".

     There can be no assurance that any of these exemptions will apply with respect to any Plan's investment in the securities, or that an exemption, if it did apply, would apply to all prohibited transactions that may occur in


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


connection with the investment. Furthermore, these exemptions may not apply to transactions involved in the operation of a trust if, as described below, the assets of the trust are considered to include plan assets.

     ERISA also imposes certain duties on persons who are fiduciaries of Plans subject to ERISA, including the requirements of investment prudence and diversification, and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan is considered to be a fiduciary of the Plan. Plan fiduciaries must determine whether the acquisition and holding of securities and the operations of the trust would result in prohibited transactions if Plans that purchase the securities were deemed to own an interest in the underlying assets of the trust under the rules discussed below. There may also be an improper delegation of the responsibility to manage plan assets if Plans that purchase the securities are deemed to own an interest in the underlying assets of the trust.

     Pursuant to the Plan Assets Regulation, in general when a Plan acquires an equity interest in an entity such as the trust and the interest does not represent a "publicly offered security" or a security issued by an investment company registered under the Investment Company Act of 1940, as amended, the Plan's assets include both the equity interest and an undivided interest in each of the underlying assets of the entity, unless it is established either that the entity is an "operating company" or that equity participation in the entity by Benefit Plan Investors is not "significant". In general, an "equity interest" is defined under the Plan Assets Regulation as any interest in an entity other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. A "publicly-offered security" is a security that is (1) freely transferable, (2) part of a class of securities that is owned at the close of the initial offering by 100 or more investors independent of the issuer and of each other, and (3) either (a) part of a class of securities registered under Section 12(b) or 12(g) of the Exchange Act or (b) sold to the Plan as part of an offering pursuant to an effective registration statement under the Securities Act, and the class of securities is registered under the Exchange Act within 120 days after the end of the issuer's fiscal year in which the offering occurred. Equity participation by Benefit Plan Investors in an entity is significant if immediately after the most recent acquisition of an equity interest in the entity, 25% or more of the value of any class of equity interest in the entity is held by Benefit Plan Investors. In calculating this percentage, the value of any equity interest held by a person, other than a Benefit Plan Investor, who has discretionary authority or provides investment advice for a fee with respect to the assets of the entity, or by an affiliate of any such person, is disregarded. The likely treatment in this context of notes and certificates, if any, of a trust will be discussed in the related prospectus supplement. However, it is anticipated that the certificates, if any, will be considered equity interests in the trust for purposes of the Plan Assets Regulation, and that the assets of the trust may therefore constitute plan assets if such certificates are acquired by Plans. In that event, the fiduciary and prohibited transaction restrictions of ERISA and Section 4975 of the Internal Revenue Code would apply to transactions involving the assets of the trust.

     As a result, except in the case of certificates, if any, with respect to which the Exemption is available (as described below), which are "publicly-offered securities" or in which there will be no significant investment by Benefit Plan Investors, any certificates generally shall not be transferred and the trustee shall not register any proposed transfer of certificates unless it receives:

     o a representation substantially to the effect that the proposed transferee is not a Plan and is not acquiring the certificates on behalf of or with the assets of a Plan, including assets that may be held in an insurance company's separate or general accounts where assets in the accounts may be deemed "plan assets" for purposes of ERISA; or

     o an opinion of counsel in form and substance satisfactory to the trustee and the seller that the purchase and holding of the certificates by or on behalf of a Plan will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Internal Revenue Code or any similar federal, state or local law and will not subject any trustee or the seller to any obligation in addition to those undertaken in the trust agreement or the pooling and servicing agreement, as applicable.

     Transfers of certificates that would be eligible for coverage under the Exemption if they met the rating requirements of the Exemption may also be registered if the transferee is an "insurance company general account" that is investing assets of a Plan and that represents that its acquisition and holding of the certificates satisfy the requirements for exemptive relief under Parts I and III of Prohibited Transaction Class Exemption 95-60.

     Unless otherwise specified in the related prospectus supplement, the notes may be purchased by or with assets of a Plan. A fiduciary of a Plan must determine that the purchase of a note is consistent with its fiduciary duties under ERISA and does not result in a nonexempt prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code. Moreover, any person considering an investment in the notes on behalf of or with assets of a Plan should consult with counsel if the Depositor, the seller, the servicer, an underwriter, the indenture trustee, the trustee, a provider of credit support, or any of their respective affiliates:

     o has investment or administrative discretion with respect to the Plan's assets;

     o has authority or responsibility to give, or regularly gives, investment advice with respect to the Plan's assets for a fee and pursuant to an agreement or understanding that the advice:

          o will serve as a primary basis for investment decisions with respect to the Plan's assets; and

          o    will be based on the particular investment needs for the Plan;
               or

     o    is an employer maintaining or contributing to the Plan.

     Employee benefit plans that are governmental plans, as defined in Section 3(32) of ERISA, and certain church plans, as defined in Section 3(33) of ERISA, are not subject to ERISA requirements but may be subject to a Similar Law. A governmental or church plan which is qualified under Section 401(a) of the Internal Revenue Code and exempt from taxation under Section 501(a) of the Internal Revenue Code is subject to the prohibited transaction rules in
Section 503 of the Internal Revenue Code. A fiduciary of a governmental or church plan considering a purchase of securities should consult its legal advisors to confirm that the acquisition and holding of the security will not result in a non-exempt violation of any applicable Similar Law.

     A fiduciary of a Plan considering the purchase of securities of a given series should consult its tax and/or legal advisors regarding whether the assets of the related trust would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other issues and their potential consequences.

Certificates

     Unless otherwise specified in the related prospectus supplement, the following discussion applies only to securities that are rated BBB- (or its equivalent) or better.

     The United States Department of Labor has granted to the lead underwriter named in the prospectus supplement the Exemption, which grants exemptive relief from certain of the prohibited transaction rules of ERISA with respect to the initial purchase, the holding and the subsequent resale by Plans of securities, including certificates, representing interests in asset-backed pass-through issuers, including trusts, that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The receivables covered by the Exemption include fully-secured motor vehicle installment loans and installment sale contracts. The Exemption will apply to the acquisition, holding and resale of the certificates by a Plan, or by a person investing assets of a Plan, provided that the conditions, highlighted below, are met.

     Among the conditions which must be satisfied for the Exemption to apply to the certificates are the following:

     (1) the acquisition of the certificates by a Plan is on terms, including the price for the certificates, that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

     (2) the rights and interests evidenced by the certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the issuer unless the issuer holds only certain types of assets, such as fully-secured motor vehicle installment loans or installment sale contracts;

     (3) the certificates acquired by the Plan have received a rating at the time of acquisition that is in one of the three highest generic rating categories (four, in a transaction of the type described in clause (2) above) of an Exemption Rating Agency;

     (4) the trustee is not an affiliate of any other member of the Restricted Group, other than an underwriter;

     (5) the sum of all payments made to and retained by the underwriters in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the seller pursuant to the sale of the receivables to the issuer represents not more than the fair market value of the receivables; and the sum of all payments made to and retained by the servicer represents not more than reasonable compensation for the servicer's services under the applicable agreement and reimbursement of the servicer's reasonable expenses in connection therewith;

     (6) the Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the SEC under the Securities Act; and

     (7) for certain types of issuers, the documents establishing the issuer and governing the transaction include certain provisions intended to protect the assets of the issuer from creditors of the seller.

     The Exemption, as amended, provides exemptive relief to certain mortgage-backed and asset-backed securities transactions that use pre-funding accounts and that otherwise meet the requirements of the Exemption. Obligations supporting payments to securityholders, and having a value equal to no more than 25% of the total principal amount of the securities being offered by the issuer, may be transferred to the issuer during the Pre-Funding Period, instead of being required to be either identified or transferred on or before the Closing Date. The relief is available when the pre-funding arrangements satisfy certain conditions.

     The Exemption would also provide relief from certain self-dealing/conflict of interest prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire securities in an entity containing receivables on which the fiduciary (or its affiliate) is an obligor only if, among other requirements:

     (1) in the case of the acquisition of securities in connection with the initial issuance, at least 50% of each class of securities in which Plans invest and at least 50% of the issuer's securities in the aggregate are acquired by persons independent of the Restricted Group;

     (2) the fiduciary (or its affiliate) is an obligor with respect to no more than 5% of the fair market value of the obligations contained in the trust;

     (3) the Plan's investment in securities does not exceed 25% of all of the securities outstanding at the time of the acquisition; and

     (4) immediately after the acquisition, no more than 25% of the assets of any Plan with respect to which the fiduciary has discretionary authority or renders investment advice are invested in securities representing an interest in one or more issuers containing assets sold or serviced by the same entity.

This exemptive relief does not apply to Plans sponsored by a member of the Restricted Group.

     The rating of a security may change. If a class of securities no longer has a rating from at least one Exemption Rating Agency that satisfies the requirements of the Exemption (generally BBB- or Baa3 or better), securities of that class will no longer be eligible for relief under the Exemption, and consequently may not be purchased by or sold to a Plan (although a Plan that had purchased the security when it had a permitted rating would not be required by the Exemption to dispose of it). Securities of a class that ceases to satisfy the ratings requirements of the Exemption may be purchased by an insurance company general account investing plan assets if the purchase and holding satisfy the requirements of Sections I and III of PTCE 95-60.

     The prospectus supplement for each series of securities will indicate the classes of securities, if any, offered thereby to which it is expected that the Exemption will apply. It is not clear that the Exemption will apply to securities issued by an issuer that has a revolving period. If the issuer intends for the Exemption to apply to its sales of securities to Plans, it may prohibit sales until the expiration of the revolving period.

     Any Plan fiduciary which proposes to cause a Plan to purchase securities should consult with counsel concerning the impact of ERISA and the Internal Revenue Code, the applicability of the Exemption, as amended, and the potential consequences in their specific circumstances, prior to making the investment. Moreover, each Plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

Special Considerations Applicable to Insurance Company General Accounts

     The Small Business Job Protection Act of 1996 added Section 401(c) of ERISA relating to the status of the assets of insurance company general accounts under ERISA and Section 4975 of the Internal Revenue Code. Under
Section 401(c), the Department of Labor published general account regulations providing guidance on which assets held by the insurer constitute "plan assets" for purposes of the fiduciary responsibility provisions of ERISA and
Section 4975 of the Internal Revenue Code. The general account regulations do not exempt from treatment as "plan assets" assets in an insurance company's general account that support insurance policies issued to Plans after December 31, 1998. The plan asset status of insurance company separate accounts is unaffected by Section 401(c) of ERISA, and separate account assets continue to be treated as the plan assets of any Plan invested in a separate account. Plan investors considering the purchase of securities on behalf of an insurance company general account should consult their legal advisors regarding the effect of the general account regulations on the purchase. The general account regulations should not, however, adversely affect the applicability of Prohibited Transaction Class Exemption 95-60.

                             Plan of Distribution

     The securities of each series that are offered by this prospectus and a prospectus supplement will be offered through one or more of the following methods. The related prospectus supplement will provide specified details as to the method of distribution for the offering.

Sales Through Underwriters

     If specified in the related prospectus supplement, on the terms and conditions set forth in an underwriting agreement with respect to the securities of a given series, the Depositor will agree to sell, or cause the related trust to sell, to the underwriters named in the related prospectus supplement the notes and certificates of the trust specified in the underwriting agreement. Each of the underwriters will severally agree to purchase the principal amount of each class of notes and certificates of the related trust set forth in the related prospectus supplement and the underwriting agreement.

     Each prospectus supplement will either:

     o set forth the price at which each class of notes and certificates, as the case may be, being offered thereby will be offered to the public and any concessions that may be offered to certain dealers participating in the offering of the notes and certificates; or

     o specify that the related notes and certificates, as the case may be, are to be resold by the underwriters in negotiated transactions at varying prices to be determined at the time of the sale.

     After the initial public offering of the notes and certificates, the public offering prices and the concessions may be changed.

     Each underwriting agreement will provide that the Depositor will indemnify the underwriters against certain civil liabilities, including liabilities under the Securities Act, or contribute to payments the several underwriters may be required to make in respect thereof.

     Each trust may, from time to time, invest the funds in its trust accounts in investments acquired from such underwriters or from the Depositor.

     Under each underwriting agreement with respect to a given trust, the closing of the sale of any class of securities subject to the underwriting agreement will be conditioned on the closing of the sale of all other classes of securities of that trust, some of which may not be registered or may not be publicly offered.

     The place and time of delivery for the securities in respect of which this prospectus is delivered will be set forth in the related prospectus supplement.

     The underwriters may make a market in the securities, but they are not obligated to do so. In addition, any market-making may be discontinued at any time at their sole discretion.

Other Placements of Securities

     To the extent set forth in the related prospectus supplement, securities of a given series may be offered by placements with institutional investors through dealers or by direct placements with institutional investors.

     The prospectus supplement with respect to any securities offered by placements through dealers will contain information regarding the nature of the offering and any agreements to be entered into between the Depositor and purchasers of securities.

     Purchasers of securities, including dealers, may, depending upon the facts and circumstances of the purchases, be deemed to be "underwriters" within the meaning of the Securities Act in connection with reoffers and sales by them of securities. Securityholders should consult with their legal advisors in this regard prior to any reoffer or sale.

Underwriting

     Until the distribution of the securities of a series being offered pursuant to this prospectus and the related prospectus supplement is completed, rules of the SEC may limit the ability of the related underwriters and certain selling group members to bid for and purchase the securities. As an exception to these rules, the underwriters are permitted to engage in certain transactions that stabilize the prices of the securities. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the prices of the securities.

     The underwriters may make short sales in the securities being sold in connection with an offering (i.e., they sell more notes or certificates than they are required to purchase in the offering). This type of short sale is commonly referred to as a "naked" short sale because the related underwriters do not have an option to purchase these additional securities in the offering. The underwriters must close out any naked short position by purchasing notes or certificates, as the case may be, in the open market. A naked short position is more likely to be created if the related underwriters are concerned that there may be downward pressure on the price of the notes or certificates in the open market after pricing that could adversely affect investors who purchase in the offering. Similar to other purchase transactions, the underwriters' purchases to cover syndicate short sales may have the effect of raising or maintaining the market price of the notes or the certificates, as the case may be, or preventing or retarding a decline in the market price of the notes or certificates.

     The underwriters may also impose a penalty bid on certain underwriters and selling group members. This means that if the underwriters purchase securities in the open market to reduce the underwriters' short position or to stabilize the price of such securities, they may reclaim the amount of the selling concession from any underwriter or selling group member who sold those securities as part of the offering.

     In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. The imposition of a penalty bid might also have an effect on the price of a security to the extent that it were to discourage resales of the security.

     Neither the Depositor nor any of the underwriters will make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the related securities. In addition, neither the Depositor nor any of the underwriters will make any representation that the underwriters will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

                                Legal Opinions

     Certain legal matters relating to the securities of any series, including certain federal income tax matters, have been passed upon for the Depositor by Sidley Austin Brown & Wood LLP, San Francisco, California. Certain legal matters relating to each trust that is a Delaware statutory trust have been passed upon for the Depositor by Richards, Layton & Finger, P.A., Wilmington, Delaware. Except as otherwise set forth in the related prospectus supplement, Hunton & Williams LLP, Charlotte, North Carolina will act as counsel for the underwriters of each series.

                               Glossary of Terms

     Set forth below is a list of the defined terms used in this prospectus, which, except as otherwise noted in a prospectus supplement, are also used in the prospectus supplement.

     "Actuarial Receivables" means receivables which provide for amortization of the loan over a series of fixed level payment monthly installments consisting of an amount of interest equal to 1/12 of the contract rate of interest of the loan multiplied by the unpaid principal balance of the loan, and an amount of principal equal to the remainder of the monthly payment.

     "Additional Obligations" means all Obligations transferred to the trust after the Closing Date.

     "Advances" means Precomputed Advances and Simple Interest Advances.

     "Balloon Payment" means, with respect to a Balloon Payment Receivable, the final payment which is due at the end of the term of the receivable.

     "Balloon Payment Receivable" means a receivable that provides for the amortization of the amount financed under the receivable over a series of equal monthly installments with a substantially larger final payment which is due at the end of the term of the receivable.

     "Benefit Plan Investor" means any:

     o "employee benefit plan" (as defined in Section 3(3) of ERISA), whether or not subject to Title I of ERISA, including without limitation governmental plans, foreign pension plans and church plans;

     o "plan" described in Section 4975(e)(1) of the Internal Revenue Code, including individual retirement accounts and Keogh plans; or

     o entity whose underlying assets include plan assets by reason of a plan's investment in such entity or otherwise, including without limitation, as applicable, an insurance company general account.

     "Book-Entry Securities" means the notes and certificates, if any, that are held in the United States through DTC and in Europe through Clearstream or Euroclear.

     "Certificate Balance" means with respect to (i) all certificates of a class, an amount equal to, initially, the initial certificate balance of such class of certificates and, thereafter, an amount equal to the initial certificate balance, reduced by all amounts distributed to certificateholders of such class of certificates and allocable to principal or (ii) any certificate of a class, an amount equal to, initially, the initial denomination of such certificate and, thereafter, an amount equal to such initial denomination, reduced by all amounts distributed in respect of such certificate and allocable to principal.

     "Clearstream" means Clearstream Banking, a societe anonyme and a professional depository under the laws of Luxembourg.

     "Clearstream Customer" means a participating organization of Clearstream.

     "Closing Date" means that date specified in the prospectus supplement on which the trust issues its securities.

     "Collection Period" means with respect to securities of each trust, the period specified in the related prospectus supplement.

     "Controlling Class" means, with respect to any trust, the senior most class of notes described in the prospectus supplement as long as any notes of such class are outstanding, and thereafter, in order of seniority, each other class of notes, if any, described in the prospectus supplement as long as they are outstanding.

     "Cutoff Date" means the "Cutoff Date" specified in the applicable prospectus supplement.

     "Defaulted Receivable" means, unless otherwise specified in the related prospectus supplement, a receivable (i) that the servicer determines is unlikely to be paid in full or (ii) with respect to which at least 10% of a scheduled payment is 90 or more days delinquent as of the end of a calendar month.

     "Definitive Certificates" means any certificates that are issued in fully registered, certificated form to certificateholders or their respective nominees, rather than to DTC or its nominee.

     "Definitive Notes" means any notes that are issued in fully registered, certificated form to noteholders or their respective nominees, rather than to DTC or its nominee.

     "Definitive Securities" means Definitive Notes and Definitive Certificates, if any.

     "Depositor" means Pooled Auto Securities Shelf LLC, and its successors.

     "Depository" means DTC and any successor depository selected by the indenture trustee or the administrator, as applicable.

     "Distribution Date" means the date specified in each related prospectus supplement for the payment of principal of and interest on the securities.

     "DTC" means The Depository Trust Company and any successor depository selected by the indenture trustee or the administrator, as applicable.

     "Eligible Deposit Account" means either:

     o    a segregated account with an Eligible Institution; or

     o a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank) having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

     "Eligible Institution" means:

     o the corporate trust department of the indenture trustee or the related trustee, as applicable; or

     o a depository institution organized under the laws of the United States or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (i) which has either (a) a long-term unsecured debt rating acceptable to the Rating Agencies or (b) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the FDIC.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Euroclear" means a professional depository operated by Euroclear Bank, S.A./N.V.

     "Events of Default" under each indenture will consist of the events specified under "The Indenture--Events of Default".

     "Events of Servicing Termination" under each sale and servicing agreement or pooling and servicing agreement will consist of the events specified under "Description of the Receivables Transfer and Servicing Agreements--Events of Servicing Termination".

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Exemption" means the exemption granted by Prohibited Transaction Exemption 96-22, 61 Fed. Reg. 14828 (April 3, 1996), as amended.

     "Exemption Rating Agency" means Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. and Fitch Ratings.

     "Financed Vehicle" means a new or used automobile, minivan, sport utility vehicle, light duty truck, motorcycle or commercial vehicle financed by a receivable.

     "Foreign Person" means a nonresident alien, foreign corporation or other non-United States Person.

     "Funding Period" means the period specified in the related prospectus supplement following the Closing Date during which the seller will sell Subsequent Receivables to the trust.

     "Grantor Trust Certificateholders" means owners of certificates issued by a trust that is treated as a grantor trust.

     "Grantor Trust Certificates" means certificates issued by a trust that is treated as a grantor trust.

     "Insolvency Event" means, with respect to any entity, certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings with respect to such entity and certain actions by such entity indicating its insolvency, reorganization under bankruptcy proceedings or inability to pay its obligations.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

     "IRS" means the Internal Revenue Service.

     "Obligations" means, with respect to the Exemption, loans or other secured receivables.

     "Permitted Investments" means:

     o direct obligations of, and obligations fully guaranteed as to timely payment by, the United States or its agencies;

     o demand deposits, time deposits, certificates of deposit or bankers' acceptances of certain depository institutions or trust companies having the highest rating from each Rating Agency;

     o commercial paper having, at the time of such investment, a rating in the highest rating category from each Rating Agency;

     o investments in money market funds having the highest rating from each Rating Agency;

     o repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States or its agencies, in either case entered into with a depository institution or trust company having the highest rating from each Rating Agency; and

     o    any other investment acceptable to each Rating Agency.

Permitted Investments are generally limited to obligations or securities which mature on or before the Distribution Date in the Collection Period succeeding the Collection Period in which the investment is made (or, in the case of any reserve fund, on or before the business day preceding the Distribution Date following the date of such investment).

     "Plan" means an employee benefit or other plan or arrangement (such as an individual retirement account or Keogh plan) that is subject to Title I of ERISA or Section 4975 of the Internal Revenue Code.

     "Plan Assets Regulation" means a regulation, 29 C.F.R. Section 2510.3-101, issued by the Department of Labor.

     "Precomputed Advance" means the excess of (i) the scheduled payment on a precomputed receivable, over (ii) all collections of interest on and principal of the precomputed receivable received during the related Collection Period.

     "Precomputed Receivables" means either an Actuarial Receivable or a Rule of 78's Receivables.

     "Pre-Funding Period" means, with respect to the Exemption, a 90-day or three-month period following the Closing Date during which, subject to certain conditions, Additional Obligations may be transferred to the trust.

     "PTCE" means Prohibited Transaction Class Exemption.

     "Purchase Amount" means a price at which the seller or the servicer must purchase a receivable from a trust, equal to the unpaid principal balance of such receivable as of the last day of the related Collection Period plus interest accrued on such receivable at the contract rate of interest borne by such receivable on the last day of the Collection Period as to which such receivable is purchased.

     "Rating Agency" means a nationally recognized rating agency providing, at the request of the seller or the Depositor, a rating on the securities issued by the applicable trust.

     "Receivables Transfer and Servicing Agreements" means, collectively, each sale and servicing agreement or pooling and servicing agreement under which a trust will purchase receivables from the Depositor and the servicer will agree to service such receivables, each trust agreement, including, in the case of a grantor trust, the pooling and servicing agreement, under which a trust will be created and certificates will be issued and each administration agreement under which the servicer, or such other person named in the related prospectus supplement, will undertake certain administrative duties with respect to a trust that issues notes.

     "Record Date" means the business day immediately preceding the Distribution Date or, if Definitive Securities are issued, the last day of the preceding Collection Period.

     "Restricted Group" means, with respect to the trust, the seller, any underwriter, any trustee, any servicer, any insurer, any obligor with respect to receivables included in the trust constituting more than 5% of the aggregate unamortized principal balance of the assets in the trust, any counterparty to an eligible swap agreement included in the trust and any affiliate of such parties.

     "Rule of 78's Receivable" means a receivable which provides for the payment by the obligor of a specified total amount of payments, payable in equal monthly installments on each due date, which total represents the principal amount financed and add-on interest in an amount calculated at the contract rate of interest for the term of the receivable.

     "SEC" means the Securities and Exchange Commission, and its successors.

     "Section 1286 Treasury Regulations" means recently issued Treasury regulations under which, if the (i) discount on a stripped bond is larger than a de minimis amount, as calculated for purposes of the original issue discount rules of the Internal Revenue Code and (ii) annual stated rate of interest payable on the stripped bond is more than 100 basis points lower than the annual stated rate of interest payable on the bond from which such coupon was stripped, such stripped bond will be considered to have been issued with original issue discount.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Servicer" means the master servicer, the servicer or the subservicer, as the case may be.

     "Short-Term Note" means a note that has a fixed maturity date of not more than one year from the issue date of such note.

     "Similar Law" means any federal, state or local law that imposes requirements similar to Title I of ERISA or Section 4975 of the Internal Revenue Code.

     "Simple Interest Advance" means an amount equal to the amount of interest that would have been due on a Simple Interest Receivable at its contract rate of interest for the related Collection Period, assuming that such Simple Interest Receivable is paid on its due date, minus the amount of interest actually received on such Simple Interest Receivable during the related Collection Period.

     "Simple Interest Receivable" means a receivables that provides for the amortization of the amount financed under such receivable over a series of fixed level payment monthly installments.

     "Subsequent Receivables" means additional receivables sold by the seller to the applicable trust during a Funding Period after the Closing Date.

     "Subsequent Transfer Date" means each date during the Pre-Funding Period specified as a transfer date in the related prospectus supplement on which Subsequent Receivables will be sold by the seller to the applicable trust.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

     "UCC" means the Uniform Commercial Code in effect in the applicable jurisdiction.

     "United States" means the United States of America.

     "United States Person" generally means a person that is for United States federal income tax purposes a citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, an estate whose income is subject to the United States federal income tax regardless of its source or a trust if:

     o a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust; or

     o the trust has a valid election in effect under applicable Treasury regulations to be treated as a United States Person.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution.*

     Expenses in connection with the offering of the Securities being registered herein are estimated as follows:

     SEC registration fee........................................$117.70
     Legal fees and expenses.....................................  **
     Accounting fees and expenses................................  **
     Blue sky fees and expenses..................................  **
     Rating Agency fees..........................................  **
     Trustee's fees and expenses.................................  **
     Indenture trustee's fees and expenses.......................  **
     Printing....................................................  **
     Miscellaneous...............................................  **
                                                                  ----
     Total....................................................... $**
                                                                  ====
___________________________

* All amounts except the SEC registration fee are estimates of expenses incurred or to be incurred in connection with the issuance and distribution of a series of securities in an aggregate principal amount assumed for these purposes to be equal to $1,000,000 of securities registered hereby.

**   To be filed by amendment.

Item 15.  Indemnification of Directors and Officers.

     Pooled Auto Securities Shelf LLC (the "Registrant") has undertaken in its Limited Liability Company Agreement to indemnify, to the maximum extent permitted by the Delaware Limited Liability Company Law as from time to time amended, any currently acting or former director, officer, employee and agent of the Registrant against any and all liabilities incurred in connection with their services in such capacities. Under Section 7(b) of each of the proposed forms of Underwriting Agreement for the Owner Trust and the Grantor Trust and under Section 6(a) of the proposed form of Underwriting Agreement for Insured Offerings, the Underwriters have undertaken in certain circumstances to indemnify certain controlling persons of the Registrant, including the officers and directors, against liabilities incurred under the Securities Act of 1933, as amended.

Item 16.  Exhibits.

    * 1.1       Form of Underwriting Agreement for Owner Trusts
    * 1.2       Form of Underwriting Agreement for Grantor Trusts
   ** 1.3       Form of Underwriting Agreement for Insured Offerings
    * 3.1       Certificate of Formation of the Registrant
    * 3.2       Limited Liability Company Agreement of the Registrant
    * 4.1.1     Form of Trust Agreement (including form of Certificates)
   ** 4.1.2     Form of Trust Agreement for Insured Offerings (including
                form of Certificates)
    * 4.2.1     Form of Pooling and Servicing Agreement (including form of
                Certificates)
    * 4.2.2     Form of Standard Terms and Conditions
    * 4.3.1     Form of Indenture (including form of Notes)
   ** 4.3.2     Form of Indenture for Insured Offerings (including form of
                Notes)
  *** 4.4       Form of Insurance and Reimbursement Agreement
 **** 5.1       Opinion of Sidley Austin Brown & Wood LLP with respect to
                legality
 **** 5.2       Opinion of Richards, Layton & Finger, P.A. with respect to legality
 **** 8.1       Opinion of Sidley Austin Brown & Wood LLP with respect to
                certain tax matters
    * 10.1.1    Form of Sale and Servicing Agreement
   ** 10.1.2    Form of Sale and Servicing Agreement for Insured Offerings

    * 10.2.1    Form of Administration Agreement
   ** 10.2.2    Form of Administration Agreement for Insured Offerings
    * 10.3.1    Form of Receivables Purchase Agreement
   ** 10.3.2    Form of Receivables Purchase Agreement for Insured Offerings
 **** 23.1      Consent of Sidley Austin Brown & Wood LLP
                (included in Exhibit 5.1)
 **** 23.2      Consent of Richards, Layton & Finger, P.A.
                (included in Exhibit 5.2)
 **** 23.3      Consent of Sidley Austin Brown & Wood LLP
                (included in Exhibit 8.1)
      24.1      Power of Attorney (included on page II-4)

________________

* Incorporated by reference from the Registrant's Registration Statement No. 333-36692.

** Incorporated by reference from the Registrant's Registration Statement No. 333-64036.

*** Incorporated by reference from the Registrant's Registration Statement No. 333-89858.

****    To be filed by amendment.

Item 17.  Undertakings.

     (a) As to Rule 415:

     The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) As to documents subsequently filed that are incorporated by reference:

     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) As to indemnification:

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     (d) The undersigned Registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (e) As to qualification of trust indentures:

     The undersigned Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under Section 310(a) of the Trust Indenture Act of 1939, as amended, in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Securities Act.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe (i) that it meets all of the requirements for filing on Form S-3 and (ii) that the security rating requirement will be met by the time of sale of the securities, and has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, the State of North Carolina, on March 17, 2005.

                                        POOLED AUTO SECURITIES SHELF LLC


                                        By: /s/  Curtis A. Sidden, Jr.
                                            ------------------------------------
                                                 Curtis A. Sidden, Jr.
                                                 Managing Director

                               POWER OF ATTORNEY

     Know All Men By These Presents, that each person whose signature appears below constitutes and appoints each of Curtis A. Sidden, Jr. and Steven J. Ellis, or either of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or his substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated:

               Signature                                 Title                                  Date
               ---------                                 -----                                  ----
         /s/ Thomas Wickwire                    Director, President and                    March 17, 2005
----------------------------------------      Principal Executive Officer
            Thomas Wickwire

       /s/ Randy B. Robertson                          Director                            March 17, 2005
----------------------------------------
          Randy B. Robertson

          /s/ James F. Burr                            Director                            March 17, 2005
----------------------------------------
             James F. Burr

         /s/ Kevin P. Burns                            Director                            March 17, 2005
----------------------------------------
            Kevin P. Burns

         /s/ Andrew L. Stidd                           Director                            March 17, 2005
----------------------------------------
            Andrew L. Stidd

        /s/ David L. Pitelka                Treasurer, Principal Financial                 March 17, 2005
----------------------------------------        Officer and Controller
           David L. Pitelka


                                 EXHIBIT INDEX

     *1.1    Form of Underwriting Agreement for Owner Trusts

     *1.2    Form of Underwriting Agreement for Grantor Trusts

    **1.3    Form of Underwriting Agreement for Insured Offerings

     *3.1    Certificate of Formation of the Registrant

     *3.2    Limited Liability Company Agreement of the Registrant

     *4.1.1  Form of Trust Agreement (including form of Certificates)

    **4.1.2 Form of Trust Agreement for Insured Offerings (including form of Certificates)

     *4.2.1 Form of Pooling and Servicing Agreement (including form of Certificates)

     *4.2.2  Form of Standard Terms and Conditions

     *4.3.1  Form of Indenture (including form of Notes)

    **4.3.2  Form of Indenture for Insured Offerings (including form of Notes)

   ***4.4    Form of Insurance and Reimbursement Agreement

  ****5.1 Opinion of Sidley Austin Brown & Wood LLP with respect to legality

  ****5.2 Opinion of Richards, Layton & Finger, P.A. with respect to legality

  ****8.1 Opinion of Sidley Austin Brown & Wood LLP with respect to certain tax matters

    *10.1.1  Form of Sale and Servicing Agreement

   **10.1.2  Form of Sale and Servicing Agreement for Insured Offerings

    *10.2.1  Form of Administration Agreement

   **10.2.2  Form of Administration Agreement for Insured Offerings

    *10.3.1  Form of Receivables Purchase Agreement

   **10.3.2  Form of Receivables Purchase Agreement for Insured Offerings

 ****23.1    Consent of Sidley Austin Brown & Wood LLP
             (included in Exhibit 5.1)

 ****23.2    Consent of Richards, Layton & Finger, P.A.
             (included in Exhibit 5.2)

 ****23.3    Consent of Sidley Austin Brown & Wood LLP
             (included in Exhibit 8.1)

     24.1    Power of Attorney (included on page II-4)

___________________________

* Incorporated by reference from the Registrant's Registration Statement No. 333-36692.

** Incorporated by reference from the Registrant's Registration Statement No. 333-64036.

*** Incorporated by reference from the Registrant's Registration Statement No. 333-89858.

****    To be filed by amendment.